UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service: John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2009 - December 31, 2009

Item 1.    Reports to Shareholders.

CORE

Royce Pennsylvania Mutual Fund

Royce Heritage Fund

ANNUAL REVIEW AND REPORT TO SHAREHOLDERS
CORE + DIVIDENDS

Royce Total Return Fund

Royce Dividend Value Fund

QUALITY + FOCUSED

Royce Premier Fund

Royce Special Equity Fund

Royce Value Fund

Royce 100 Fund

Royce SMid-Cap Value Fund

Royce Focus Value Fund

Royce Partners Fund

MICRO-CAP/OPPORTUNISTIC

Royce Micro-Cap Fund

Royce Low-Priced Stock Fund

Royce Opportunity Fund

Royce Value Plus Fund

Royce Discovery Fund

GLOBAL/INTERNATIONAL

Royce European

Smaller-Companies Fund

Royce Global Value Fund

Royce International

Smaller-Companies Fund

Royce Financial Services Fund

www.roycefunds.com

Fund Guide

Understanding How We Think About Our Portfolios

We are often asked, “If small companies are your primary area of focus, why are there so many Royce Funds?” To answer this question, we first point to the distinctive nature of the smaller company universe. Small-cap is significantly larger than large-cap both in terms of names—with more than ten times the number of companies—and potential opportunities.

The universe has evolved over the last 15 years into a recognized, professional asset class with a high level of institutional acceptance. Today, there are many small-cap and micro-cap indices, as well as style indices and sector groupings. This is why we believe the size and diversity of the universe make it ideally suited for multiple offerings.

Small-cap and micro-cap securities also require their own particular approach. In addition, within each universe there are significant pockets of opportunity, such as dividend-paying companies, low-priced companies, high quality companies, etc., that go beyond classification by market cap. So while our portfolio managers share a common investment approach—one that emphasizes paying attention to risk and buying what each thinks are strong companies at attractively discounted prices—our portfolios also possess important distinctions that make each one unique.

Our Fund Guide is designed to help investors better understand both the different approaches and the common ground among our portfolios.

Each Fund Category provides insight into how the respective portfolios are managed, while a closer look at our materials allows investors to see other important differences—capitalization range, volatility, other investment themes, portfolio diversification—within each category. We think that understanding these differences can be helpful in asset allocation decisions, especially when investors incorporate more than one Royce offering within their portfolios.

Investment Universe

Our universe consists of three markets: micro-cap, small-cap and mid-cap companies. The Funds may also invest in foreign securities to varying degrees.

 U.S. Micro-Cap Market Caps up to $500 million
•  More than 3,500 companies
•  Approximately $400 billion in total capitalization

This area offers many choices, but also features limited trading volumes and higher volatility.

U.S. Small-Cap Market Caps between $500 million and $2.5 billion
•  Approximately 1,100 companies
•  More than $1.2 trillion in total capitalization

This segment is more efficient, offering greater trading volumes and narrower bid/ask spreads.

U.S. Mid-Cap Market Caps between $2.5 billion and $10 billion
•  More than 500 companies
•  More than $2.4 trillion in total capitalization

Mid-cap companies generally possess more established businesses that attract greater institutional interest and thus enjoy greater liquidity.

Foreign Securities
 This market consists of more than 15,600 companies, of which approximately 6,000 are domiciled in Europe.

(Source: FactSet)

This page is not part of the 2009 Annual Report to Shareholders

We offer a number of Funds in the smaller company universe.

CORE
Royce Pennsylvania Mutual Fund

Royce Heritage Fund

Core Funds generally invest across a wide spectrum of smaller companies using a diversified approach. We select stocks in these Funds based on balance sheet quality, cash flow characteristics and high returns on invested capital. We developed our core approach during the 1970s and ’80s in our flagship Royce Pennsylvania Mutual Fund. These Funds also incorporate ideas used in other portfolios, such as low-priced stocks, dividend-paying stocks and international securities.

CORE + DIVIDENDS
Royce Total Return Fund

Royce Dividend Value Fund

Core + Dividends Funds generally invest in dividend-paying smaller companies using a diversified approach. We believe that an investment strategy that seeks both long-term growth and current income has the potential to generate above-average absolute returns over full market cycles with less volatility. These Funds may also invest a portion of the portfolio in fixed income securities, such as convertible bonds.

QUALITY + FOCUSED
Royce Premier Fund

Royce Special Equity Fund

Royce Value Fund

Royce 100 Fund

Royce SMid-Cap Value Fund

Royce Focus Value Fund

Royce Partners Fund

Quality + Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions—with holdings that possess what we believe are higher-quality characteristics. These include strong balance sheets, above-average returns on invested capital and the ability to generate free cash flow.

MICRO-CAP/OPPORTUNISTIC
Royce Micro-Cap Fund

Royce Low-Priced Stock Fund

Royce Opportunity Fund

Royce Value Plus Fund

Royce Discovery Fund

Micro-Cap/Opportunistic Funds generally invest in micro-caps and/or those companies considered more opportunistic, including turnarounds, special situations, low-priced stocks and above-average growth companies. Like our Core Funds, these portfolios are highly diversified. We believe they also have the potential for higher returns, commensurate with each Fund’s higher level of risk.

GLOBAL/INTERNATIONAL
Royce European Smaller-Companies Fund

Royce Global Value Fund

Royce International Smaller-Companies Fund

Global/International Funds generally focus on non-U.S. based companies. The same attributes that we seek in smaller domestic companies—strong balance sheets, an established record of earnings, the ability to generate free cash flow and excellent growth prospects—can be found in international businesses as well. We have found that quality is an international concept that recognizes no borders. This universe is enormous, dwarfing the domestic smaller companies market.

> Go Online For More Tools To Help You Better Understand Our Funds.
• Online Fund Guide www.roycefunds.com/guide
• Compare Funds www.roycefunds.com/compare
• Prices & Performance www.roycefunds.com/prices

The Royce Funds invest primarily in micro-cap, small-cap and/or mid-cap stocks, which may involve considerably more risk than investing in larger-cap stocks (Please see “Primary Risks for Fund Investors” in the prospectus). Each Fund may invest a portion of its net assets in foreign securities, which may involve political, economic, currency, and other risks not encountered in U.S. investments (Please see “Investing in Foreign Securities” in the prospectus). Distributor: Royce Fund Services, Inc.

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Current Portfolio Characteristics	As of December 31, 2009

CATEGORY Fund	Portfolio Composition** Micro	Small	Mid	Non-U.S. Securities	Portfolio Approach	Volatility
CORE						
Royce Pennsylvania Mutual Fund	□ Micro	■ Small	▨ Mid	0% – 25%	Diversified	Moderate
Royce Heritage Fund	□ Micro	■ Small	▨ Mid	0% – 25%	Diversified	High
CORE + DIVIDENDS						
Royce Total Return Fund	□ Micro	■ Small	▨ Mid	0% – 25%	Diversified	Low
Royce Dividend Value Fund	□ Micro	■ Small	▨ Mid	0% – 25%	Diversified	Low
QUALITY + FOCUSED						
Royce Premier Fund	□ Micro	■ Small	▨ Mid	0% – 25%	Limited	Moderate
Royce Special Equity Fund	▨ Micro	■ Small	□ Mid	0% – 25%	Limited	Low
Royce Value Fund	□ Micro	■ Small	▨ Mid	0% – 25%	Limited	High
Royce 100 Fund	□ Micro	■ Small	▨ Mid	0% – 25%	Limited	Moderate
Royce SMid-Cap Value Fund*	□ Micro	■ Small	▨ Mid	0% – 25%	Limited	n.a.
Royce Focus Value Fund*	□ Micro	▨ Small	■ Mid	0% – 25%	Limited	n.a.
Royce Partners Fund*	□ Micro	▨ Small	■ Mid	0% – 25%	Limited	n.a.
MICRO-CAP/OPPORTUNISTIC						
Royce Micro-Cap Fund	■ Micro	▨ Small	□ Mid	0% – 25%	Diversified	High
Royce Low-Priced Stock Fund	▨ Micro	■ Small	□ Mid	0% – 25%	Diversified	High
Royce Opportunity Fund	■ Micro	▨ Small	□ Mid	0% – 25%	Diversified	High
Royce Value Plus Fund	□ Micro	■ Small	▨ Mid	0% – 25%	Diversified	High
Royce Discovery Fund	■ Micro	□ Small	□ Mid	0% – 25%	Limited	Low
GLOBAL/INTERNATIONAL						
Royce European Smaller-Companies Fund	□ Micro	■ Small	▨ Mid	0% – 100%	Limited	High
Royce Global Value Fund	□ Micro	■ Small	□ Mid	0% – 100%	Limited	High
Royce International Smaller-Companies Fund*	▨ Micro	■ Small	□ Mid	0% – 100%	Diversified	n.a.
Royce Financial Services Fund	□ Micro	■ Small	▨ Mid	0% – 50%	Limited	Low

■ Indicates primary portfolio composition (based on Average Market Capitalization)

□ Indicates little (less than 20%) or no exposure

▨ Indicates secondary portfolio composition (based on exposure greater than 20%)

Investment Universe
Micro-Cap: Market Caps up to $500 million

Small-Cap: Market Caps between $500 million and $2.5 billion

Mid-Cap: Market Caps between $2.5 billion and $10 billion

Non-U.S. Securities: Non-U.S. securities are those securities that do not trade on a U.S. exchange, except in the case of Royce European Smaller-Companies, Global Value and International Funds, where they are defined as those securities issued by companies that are domiciled outside the U.S.

Portfolio Approach
Diversified: A diversified portfolio at Royce is one that generally holds more than 100 securities and whose top positions generally do not exceed 2% of net assets.

Limited: A limited portfolio at Royce is one that either (i) generally invests in no more than 100 companies, and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

Volatility
Each Fund’s volatility is measured using Morningstar’s Risk Ratio, which measures variations in a fund’s monthly returns, with an emphasis on downside performance. Each Royce Fund’s overall Risk Ratio is a weighted combination of its three-, five- and 10-year scores, if applicable. Each Fund’s results reflect its score compared with all small-cap objective funds tracked by Morningstar with at least three years of history (333 funds as of 12/31/09). For Royce European Smaller-Companies Fund, included are all Europe stock funds tracked by Morningstar with at least three years of history (30 funds as of 12/31/09). For Royce Global Value Fund, included are all world stock funds tracked by Morningstar with at least three years of history (143 funds as of 12/31/09). For Royce Financial Services Fund, included are all financial funds tracked by Morningstar with at least three years of history (35 funds as of 12/31/09). We consider funds whose results rank in the top third of the category to have relatively low volatility; those in the middle third to have moderate volatility; and those in the bottom third to have high volatility.

*	The Fund does not have three years of history required for calculating volatility score.
**	Source: FactSet

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Performance and Expenses[1]	Through December 31, 2009

	Average Annual Total Returns
						Gross Annual	Net Annual
CATEGORY				Since	Since	Operating	Operating
Fund	1-Year	5-Year	10-Year	Inception	Inception Date	Expenses	Expenses

CORE
Royce Pennsylvania Mutual Fund	36.28%	3.35%	9.73%	n.a.	n.a.	0.91%	0.91%

Royce Heritage Fund	51.82	5.50	9.01	14.12	12/27/95	1.52	1.52

CORE + DIVIDENDS
Royce Total Return Fund	26.22	1.97	8.55	10.56	12/15/93	1.19	1.19

Royce Dividend Value Fund	37.73	3.95	n.a.	5.74	5/3/04	2.72	1.70

QUALITY + FOCUSED
Royce Premier Fund	33.25	6.53	10.72	12.03	12/31/91	1.16	1.16

Royce Special Equity Fund	28.38	4.06	12.02	8.60	5/1/98	1.15	1.15

Royce Value Fund	44.71	6.22	n.a.	11.27	6/14/01	1.46	1.46

Royce 100 Fund	38.05	6.52	n.a.	10.64	6/30/03	1.57	1.49

Royce SMid-Cap Value Fund	28.75	n.a.	n.a.	-3.99	9/28/07	1.76	1.49

Royce Focus Value Fund	n.a.	n.a.	n.a.	53.27[1]	2/27/09	1.75	1.49

Royce Partners Fund	n.a.	n.a.	n.a.	15.60[1]	4/27/09	1.75	1.49

MICRO-CAP/OPPORTUNISTIC
Royce Micro-Cap Fund	55.67	6.07	11.43	13.13	12/31/91	1.69	1.69

Royce Low-Priced Stock Fund	53.58	5.59	10.80	12.77	12/15/93	1.60	1.49

Royce Opportunity Fund	62.14	1.42	9.78	12.13	11/19/96	1.23	1.23

Royce Value Plus Fund	41.38	3.05	n.a.	12.68	6/14/01	1.48	1.48

Royce Discovery Fund	25.86	-1.00	n.a.	3.35	10/3/03	3.33	1.49

GLOBAL/INTERNATIONAL
Royce European Smaller-Companies Fund	57.69	n.a.	n.a.	-4.99	12/29/06	3.52	1.79

Royce Global Value Fund	61.89	n.a.	n.a.	3.59	12/29/06	2.27	2.02

Royce International Smaller-Companies Fund	50.31	n.a.	n.a.	3.34	6/30/08	3.75	1.73

Royce Financial Services Fund	32.13	2.64	n.a.	4.62	12/31/03	2.20	1.74

Russell 2000	27.17	0.51	3.51	n.a.	n.a.	n.a.	n.a.

Royce Pennsylvania Mutual Fund’s average annual total return for the 35-year period ended 12/31/09 was16.79%.
[1]Not annualized

Important Performance, Expense and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee (2% in the case of Royce European Smaller-Companies, Global Value and International Smaller-Companies Funds) payable to the Fund. Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The performance information in the table above, and in the graphs and tables appearing on pages 16-55, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All performance and expense information reflects results of the Fund’s oldest share Class (Investment Class or Service Class, as the case may be). Shares of the Fund’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Fund’s Investment Class. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses for the Fund’s oldest Class and include management fees, 12b-1distribution and service fees, other expenses and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses other than acquired fund fees and expenses through April 30, 2010 to the extent necessary to limit total net annual operating expenses to no more than 1.49% for the Service Class of Royce Low-Priced Stock, 100, Discovery, Financial Services, Dividend Value and SMid-Cap Value Funds and 1.69% for Royce European Smaller-Companies, Global Value and International Smaller-Companies Funds. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses other than acquired fund fees and expenses through April 30, 2019 to the extent necessary to limit total net annual operating expenses to no more than 1.99% for the Service Class of Royce Discovery, Dividend Value, European Smaller-Companies and International Smaller-Companies Funds. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through April 30, 2012 to the extent necessary to limit total net annual operating expenses to no more than 1.49% for the Service Class of Royce Focus Value and Partners Funds. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles. The Royce Funds invest primarily in securities of micro-, small- and/or mid-cap companies which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective Prospectus). Please read the Prospectus carefully before investing or sending money. The Russell 2000 is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index.

4 | This page is not part of the 2009 Annual Report to Shareholders

Letter to Our Shareholders

Good Day Sunshine
It would be easy, and more than a little tempting, to tell the story of the stock market in 2009 as a stirring tale of triumph over adversity, the saga of plucky equities battling back to positive returns from near certain defeat in the wake of almost total undoing. Undoubtedly, it was a healthy development for share prices to climb back upward almost unimpeded from early March through the end of the year, especially during those times when the bullish phase was accompanied by improved news on the economic front. Moreover, it was a worldwide rally that lifted stock prices in all asset classes and nearly every sector and industry. So why aren’t we feeling cheerier about the Great Rally of 2009?
      Part of the explanation is that the stuff of catchy soundbites and headlines too often fails to account for perspective, such as the longer-term view of things that we assume here at Royce. We were very pleased with the performance of the market—and our Funds—in 2009, but the year’s heady returns must be placed in the larger context of what occurred not only in late 2008, but in the market cycle that began with the respective peaks for small-cap (in July 2007) and large-cap (in October 2007) stocks, peaks that neither index has come close to passing as of this writing. (And this does not include the long-term travails of the Nasdaq,

We were very pleased with the performance of the market—and our Funds—in 2009, but the year’s heady returns must be placed in the larger context of what occurred not only in late 2008, but in the market cycle that began with the respective peaks for small-cap (in July 2007) and large-cap stocks (in October 2007), peaks that neither index has come close to passing as of this writing.

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Charles M. Royce, President

The idea of establishing a “margin of safety” in an investment is a widely shared tenet of value investors, and one that we take very seriously in our security selection processes here at Royce. When we look at small-cap companies, we are always thinking about risk—preserving capital in difficult periods is as important to our portfolio managers as making it grow in healthy ones. With each company, we ask ourselves, “What is the risk of permanent capital impairment? How well-insulated is this firm from bankruptcy? What are the risks compared to the potential reward?”

We try to answer these questions by taking the company through rigorous fundamental analysis, which typically begins with the balance sheet, as financial risk is probably the most important to us. One general guideline that we use is to look for a better than two-to-one ratio of assets to stockholders’ equity for non-financial companies. This represents our primary “margin of safety” measure, providing, in our view, reasonably sufficient financial flexibility for the company to survive difficult periods for its business and/or industry.

Once comfortable with the balance sheet, we move our analysis to an

Continued on page 8...

Letter to Our Shareholders

still not recovered from its dot.com hangover in 2000). Seen from this admittedly more downbeat vantage point, the shine of the rally loses some luster. For our own purposes of managing assets and thinking about where the market may be headed next, this more sobering perspective is necessary. Recalling that overall equity returns still have some ground to cover before results for periods longer than one year are respectably in the black does not diminish the good news of 2009; it just places it in a different, less glaring light in which we think it can be better understood. On that issue (and others), we have more to say below.
      Of course, the passing of 2009 is notable because it marks not just the end of a year, but of a decade. And what a decade it was. Though it ended with a bang, it left most investors whimpering. Perhaps the best way of summing up the last 10 years is to point out that when the decade to which it has most commonly been compared is the 1930s, it was not a good decade. The Aughts (or Zeroes, if you prefer) saw more than their share of significant incidents, whether one’s purview is the stock market or the entire globe. To briefly tick off just a few of the major market events, we saw the bursting of the tech bubble, the proliferation of ETFs (exchange-traded funds), the growth of international investing, and one of the most destructive bear markets since the Great Depression. All of this took place amid horrific terrorist attacks, the bursting of the real estate bubble and a global recession that we are, hopefully, emerging from with the advent of the new decade. If nothing else, they were interesting times, even as many investors are happy to see them go.

“Everybody Had a Good Year...”
That sentiment may be more true for large-cap investors than others, as the S&P 500’s return for the decade was notably negative. Large-caps did, however, enjoy a more than respectable showing in 2009. In fact, results for all three major indexes were outstanding, with the small-cap Russell 2000, S&P 500 and the Nasdaq Composite each posting their strongest calendar year performances since 2003—the Russell 2000 gained 27.2%, compared to 26.5% for the S&P 500 and 43.9% for the Nasdaq Composite. After beginning the year with the most substantial losses, small-caps rallied hardest, leading from the market low on March 9, 2009. From that early March trough through the end of 2009, the Russell 2000 climbed 84.5% versus respective gains of 67.8% and 78.9% for the S&P 500 and Nasdaq Composite.
      While each major index performed very well from the March bottom, all three remained well shy of their respective peaks. From their previous highs in 2007, the Russell 2000 and S&P 500 were off 24.2% and 24.0%, respectively, through December 31, 2009, while the more tech-oriented Nasdaq Composite remained

6 | This page is not part of the 2009 Annual Report to Shareholders

55.1% below its high, made during March 2000. Unsurprisingly, then, each index’s stellar one-year result was not enough to put respective three-year returns in positive territory, while their five-year results were only slightly positive. For the decade as a whole, results were equally dismal. The decade was the worst on record for both the small-cap and large-cap indexes. The average annual total return for the 10-year period was 3.5% for the Russell 2000 and -1.0% for the S&P 500. The Nasdaq performed most poorly, losing 5.7% on an average annual total return basis for the decade.
      For the calendar year, the MSCI EAFE (Europe, Australasia and Far East) index gained 31.8% and the MSCI World ex USA Small Core index rose 50.8%. Both indexes posted negative returns for the three-year period. However, five-year and 10-year results were positive—and ahead of the Russell 2000 for the international small-cap index.
      Within small-cap, growth substantially outperformed value in 2009—the Russell 2000 Growth index rose 34.5% versus 20.6% for the Russell 2000 Value index. Small-cap growth also held the performance edge in the three-year and five-year periods ended December 31, 2009. However, small-cap value outperformed in 2009’s rally. From the market low on March 9, 2009 through December 31, 2009, the Russell 2000 Value index was up 88.1% versus 81.0% for the Russell 2000 Growth index. Small-cap value also outpaced its growth sibling for the 10-, 15-, 20- and 25-year periods ended December 31, 2009. Micro-cap results were also very strong for calendar 2009, with the Russell Microcap index up 27.5%. Within micro-cap, growth outperformed value for the one-, three- and five-year periods ended December 31, 2009.

Yesterday
We were very pleased with the calendar-year performances for The Royce Funds. All but five Funds in this Review and Report—Royce Total Return, Discovery, SMid-Cap Value, European Smaller-Companies and International Smaller-Companies Funds—outperformed their respective benchmarks. More important to us was that each portfolio posted absolute results that ranged from the respectable to the noteworthy, with each portfolio returning in excess of 20% for the calendar year. We also remain very pleased that most Funds’ returns in 2009 were a combination of strong relative performance in the downturn that opened the year, as well as terrific showings during the rally that began in March. As always, we are as committed to capital preservation as we are to capital appreciation, our results in 2008 notwithstanding.
       The rally has thus far been attractively egalitarian in nature, bestowing generous favor not only on stocks in all asset classes, but also to most sectors and industries. Of course,

We expect investors to become more discriminating in the next market phase as the economy stabilizes and valuations are no longer at the fire-sale levels of late 2008 and early 2009. Such an environment should favor quality stocks—that is, those companies that have strong balance sheets, steady earnings and high returns on invested capital—in all asset classes.

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assessment of the company’s internal rates of return, particularly its return on invested capital, which gives us a strong sense of the sustainability of the company’s success. This analysis provides an indication of whether or not the company’s operations are likely to generate returns above and beyond the cost of capital, leading to increases in shareholder value. The ability to generate free cash flow and use it productively to grow the business and reward shareholders through dividends and share repurchases is one of the key attributes in our definition of a high-quality business. We like companies with little or no debt, but it’s just as important for the business to be operating in a way that suggests it can maintain the same or a similar level of financial well-being over the long term, consistent with our own investment time horizon.

A third element that our portfolio managers and analysts seek are companies trading for at least a 30% discount to our estimate of their worth as a business, though our preferred discount is 50% to this estimate of intrinsic value. We operate on the assumption that under historically normal operating conditions the discount will narrow, but typically over the course of years, not months.
In fact, if all works out according to plan, our investment in a small-cap stock trading at a 50% discount to its current worth would double over time, providing an average annual total return over four years of 18.9%. Purchasing shares at a 30% discount

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Letter to Our Shareholders

some areas did better than others. For the portfolios taken as a whole, the strongest sectors were Natural Resources and Technology. The former sector includes precious metals and mining companies as well as energy services stocks and oil and gas companies, all of which have exhibited considerable strength through the rally. In general, our Consumer and Industrial sectors also did well.
      One curious occurrence has been the thus-far relatively disappointing showing of small-cap companies that pay a dividend, one of our key identifiers of company quality. According to Bank of America-Merrill Lynch, dividend-paying small-cap stocks lagged their ‘dividend-deficient’ small-cap peers by a wide margin. In 2009, these stocks were up 11.1% versus a gain of 40.0% for those small-cap stocks with no dividend yield. We anticipate that the market will move into a less feverishly bullish phase, one that

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should help dividend-paying small-caps to somewhat narrow this performance gap during the next year or so, as investors grow more concerned with quality. We are also expecting frequent and regular leadership rotation between small-cap and large-cap in a return environment that will look more historically typical than what we saw in 2008 and 2009.

Tomorrow Never Knows
The stock market has survived a number of difficulties—severe bear markets, scandals, and indirectly related events such as those of 9/11. So while the past decade was very tough, going forward we are confident that equities will not just survive, but prosper—that is, creating returns in excess of inflation. We fully anticipate that stocks will remain consistent with their historical role of building wealth over the long term and that diversified equity investments are the soundest method for investors to try to realize their goals. While the economic outlook is uncertain, and many investors are still anxious, we accept the idea that, as much as we would like them to be infrequent, bear markets, even historically awful ones, remain a fact of investment life. The best we can do is to act responsibly when they happen, trying to turn their declines to our long-term advantage. So while no one wants a recurrence of the sort of the near-disaster of 2008, we look to the future knowing that there are no guarantees. The only sure thing that we can see is the consistent presence of volatility.
      Whatever else the new decade brings, the history of previous decades suggests that if returns are at or fall below historical levels, small-caps are likely to lead (as they did in the just-concluded decade); if returns exceed historical levels, large-caps are apt to be out in front. This has been the historical pattern regardless of whether an asset class had previously been underperforming. In any case, it seems reasonable to expect better returns in the new decade. The period will likely see its share of worrisome declines and exciting rallies and, as mentioned, several bouts of rotating market leadership between small-cap and large-cap stocks.
      As the economic and financial crises move further back in time, we see the market entering a period of more historically typical returns, with annualized returns somewhere in the high single digits. Although it remains early to pronounce with complete confidence, the market appears to be moving out of the initial recovery phase that began with the early rally in March 2009. This bull phase has been very dynamic and particularly good for non-dividend payers, non-earners and very low-priced stocks. In other words, it was a bull run in which few investors were paying attention to risk. We expect investors to become more discriminating in the next market phase as the

Our approach has always centered on three qualities: ample attention to risk; a concentration on absolute returns; and a long-term investment horizon.

This page is not part of the 2009 Annual Report to Shareholders | 9

would yield a 9.4% average annual total return over four years if the market discount gap were to close.

At times, more patience than we originally thought is required. There are also those times when our security selections simply do not work out according to plan. While our margin of safety is designed to help us manage business risk, the vagaries of markets and economies can conspire to make these efforts ineffective. Numerous factors can—and will—get in the way, including the inaccuracy of our estimate and unforeseen changes to the business, its management or its industry, to name just a few. These potential obstacles notwithstanding, we are content to try to get it right, even as we know there have been numerous times in which we have gotten it wrong (as well as those wonderful instances in which our expectations are exceeded).

This is why entry and exit price are so crucial to our total return experience with any stock. Our estimate of the worth of a business helps us to determine an ideal entry price. However, prices move around quite a bit in the course of a single trading day, so we choose not a single price but a range of prices that we are happy to pay for a given stock. Ever cautious, we usually use a dollar-cost-averaging model, which equates to a slow wade into the shallow end of the pool. We tend to use the same practice when selling shares as well. Importantly, any long-term success to which we can lay claim depends on always being cognizant of the need to maintain that margin of safety.

Letter to Our Shareholders

economy stabilizes and valuations are no longer at the fire-sale levels of late 2008 and early 2009. Such an environment should favor quality stocks—that is, those companies that have strong balance sheets, steady earnings and high returns on invested capital—in all asset classes.

Any Time At All
We would happily welcome more investors eager to embrace quality in 2010, though our own time-tested, ‘quality-centric’ style will remain in place regardless of the market’s direction. We remain confident in our consistent, disciplined approach, a confidence rooted in close to four full decades managing small-cap portfolios. This nearly 40-year period, which has seen more than its share of booms and busts, encompasses the life span of one Royce Fund in this Review and Report with more than 35 years of history, four others with more than 15, and a total of eight with performance records of more than 10 years. We believe that each represents an example of helping investors to build wealth over the long term in a variety of market climates.
      Our approach has always centered on three qualities: ample attention to risk; a concentration on absolute returns; and a long-term investment horizon. In order for an investment approach to be successful, we have always believed it must devote significant attention to risk; failing to do so can erode or eradicate returns. Our emphasis on absolute, not relative, returns allows us to offer what we think are more realistic return expectations, especially during very volatile or dynamic short-term periods. Over the long or short run, beating the market is never our objective; it is

10 | This page is not part of the 2009 Annual Report to Shareholders instead a happy byproduct of successfully executing our investment discipline. Finally, the habit of looking beyond the current quarter or year greatly enhances our ability to develop an effective investment thesis in a world too often preoccupied with short-term results. We find that it is far easier to have an idea of what’s going to happen than it is to know when it’s going to happen. We seek to turn our patience into potential profit.
      We have always believed in the critical importance of focusing on what we know and not concerning ourselves about what we cannot control. Our dedication to a disciplined process is the best way to give our shareholders and ourselves the greatest opportunities to build wealth.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

January 31, 2010

Over the long or short run, beating the market is never our objective; it is instead a happy by product of successfully executing our investment discipline.

This page is not part of the 2009 Annual Report to Shareholders | 11

Small-Cap Market Cycle Performance

We believe strongly in the idea that a long-term investment perspective is crucial for determining the success of a particular investment approach. Flourishing in an up market is wonderful. Surviving a bear market by losing less (or not at all) is at least as good. However, the true test of a portfolio’s mettle is performance over full market cycle periods, which include both up and down market periods.

Since the Russell 2000’s inception on 12/31/78, value—as measured by the Russell 2000 Value Index—outperformed growth—as measured by the Russell 2000 Growth Index—in six of the small-cap index’s eight full market cycles. The most recently concluded cycle, which ran from 3/9/00 through 7/13/07, was the longest in the index’s history, and represented what we believe was a return to more historically typical performance in that value provided a significant advantage during its downturn (3/9/00–10/9/02) and for the full cycle. The market cycle that began on 7/13/07 has so far favored small-cap growth style over small-cap value.

Peak-to-Peak
For the full cycle, value provided a sizeable margin over growth, which finished the period with a loss. All Royce Funds then in existence held a performance advantage over the Russell 2000. Interestingly, our most conservatively managed offering, Royce Special Equity Fund (+227.4%) was our best performer, followed by our flagship, Royce Pennsylvania Mutual Fund (+207.1%). However, each Royce Fund provided a significant edge over the Russell 2000 during the full market cycle.

Peak-to-Current
During the difficult, volatile decline that ended on 3/9/09, both value and growth posted negative returns. Events in the financial markets immediately preceding the end of 2008’s third quarter caused the Russell 2000 to decline significantly. After a brief rally at the end of 2008, the index continued to fall. Since then, the index has recovered significantly, gaining 84.5% from 3/9/09 through 12/31/09.

Led by our more risk-averse funds, 12 of 15 Royce Funds outperformed the Russell 2000 during the decline. Somewhat surprisingly, 7 out of 17 Royce Funds outperformed the index during the recent rally from the 3/9/09 low through 12/31/09. Our most opportunistic funds have performed best, while our most risk- averse funds have trailed the index. For the current cycle to date, 12 out of 15 Royce Funds have outperformed the Russell 2000.

ROYCE U.S. EQUITY FUNDS VS. RUSSELL 2000 INDEX:
MARKET CYCLE RESULTS

	Peak-to-	Peak-to-	Trough-to-	Peak-to
	Peak	Trough	Current	Current
	3/9/00-	7/13/07-	3/9/09-	7/13/07-
	7/13/07	3/9/09	12/31/09	12/31/09

Russell 2000	54.9%	-58.9%	84.5%	-24.2%

Russell 2000 Value	189.5	-61.1	88.1	-26.9

Russell 2000 Growth	-14.8	-56.8	81.0	-21.8

CORE
Royce Pennsylvania Mutual	207.1	-57.0	87.7	-19.3

Royce Heritage	150.4	-56.6	104.9	-11.0

CORE + DIVIDENDS
Royce Total Return	193.9	-54.2	74.0	-20.4

Royce Dividend Value	n.a.	-53.1	84.3	-13.7

QUALITY + FOCUSED
Royce Premier	198.1	-49.0	78.4	-8.9

Royce Special Equity	227.4	-42.7	64.3	-5.9

Royce Value	n.a.	-54.2	83.2	-16.0

Royce 100	n.a.	-49.7	84.4	-7.3

Royce SMid-Cap Value	n.a.	n.a.	72.5	n.a.

Royce Focus Value	n.a.	n.a.	55.4	n.a.

MICRO-CAP/OPPORTUNISTIC
Royce Micro-Cap	197.4	-56.2	99.4	-12.6

Royce Low-Priced Stock	199.0	-55.9	101.0	-11.3

Royce Opportunity	191.8	-69.2	140.8	-25.9

Royce Value Plus	n.a.	-58.9	79.8	-26.1

Royce Discovery	n.a.	-58.7	77.3	-26.8

GLOBAL/INTERNATIONAL
Royce European

Smaller-Companies	n.a.	-61.2	98.2	-23.1

Royce Global Value	n.a.	-53.4	97.2	-8.1

The thoughts concerning recent market movements and future prospects for smaller-company stocks are solely those of Royce & Associates and, of course, there can be no assurance with regard to future market movements. Smaller-company stocks may involve considerably more risk than larger-cap stocks.

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Fund Focus

Spanning the Globe

Over the last 10 years, we have expanded our search for undervalued small companies by looking beyond our borders. Our initial forays into international investing generally involved companies headquartered outside the U.S., but with a strong domestic presence. We also began to see that many successful small-cap companies were establishing a global presence. Since 2000, we have increased our non-U.S. exposure, especially as our interest in the Natural Resources sector developed. In this decade, we were first attracted to precious metals and mining companies, and then to energy services and industrial materials businesses based outside the U.S. These activities led us more recently to expand the scope of our security selection universe to include companies in several other industries whose operations are more international or centered in a particular overseas region such as Europe.

      Our evolution to international investing is firmly rooted in the Royce tradition of attempting to capitalize on market inefficiencies in an effort to generate strong absolute returns, while also giving priority to managing risk. We believe that our disciplined, long-term approach could prove highly effective amidst the more consensus-driven, growth-focused type of investing that seems to dominate

The same attributes that we seek in domestic companies—strong balance sheets, an established record of earnings, the ability to generate free cash flow and excellent growth prospects—are found in international businesses if one is willing to look. It really is a small world after all.

fund management outside the U.S. Economic activity is increasingly global, and foreign markets, such as Europe, with its more than 320 million consumers and massive market capitalization, are simply too important to overlook. It seems likely to us that we are entering the early phases of a long-term outperformance cycle for small companies on a global scale, as international smaller companies follow their U.S. peers and potentially evolve into a professional asset class. Most importantly, we have found that quality is a truly international concept, an idea that recognizes no borders. The same attributes that we seek in domestic companies—strong balance sheets, an established record of earnings, the ability to generate free cash flow and excellent growth prospects—are found in international businesses if one is willing to look. It really is a small world after all.
      The number of opportunities in international investing is vast. There are more companies from which to choose and greater total market capitalization than in the U.S. small-cap market. Our research indicates, for example, that there are nearly four times as many micro-cap companies—those with market capitalizations up to $500 million—in the developed international universe, with approximately three times the total market capitalization of the U.S. micro-cap universe. Average market caps also tend to be smaller in the international market. As of 12/31/09, the non-U.S. micro-cap market has a weighted average market cap of $222 million, compared to $259 million domestically (Source: FactSet). Liquidity issues, therefore, tend to increase as we move down the market-cap scale, which contributes to greater pricing inefficiencies.
      Similarly, in the upper tier of the international small-cap world—market caps between $500 million and $2.5 billion—there are more total companies (1,804 versus 1,069) and greater total market capitalization ($2.1 trillion versus $1.3 trillion) than there are in the U.S. market (Source: FactSet). We believe that these factors give us more opportunities to find quality businesses that are not properly priced.
      We now offer portfolios with a primarily global or international focus, including Royce European Smaller-Companies, Global Value and International Smaller-Companies Funds. Many of our other Funds can invest up to 25% of their net assets in foreign securities. We believe that exporting our disciplined value approach can be potentially successful in the larger, more volatile world of non-U.S. securities.

Important Information on Performance Expenses and Risk
The Funds mentioned above invest primarily in international companies, which may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic or other developments that are unique to a particular country or region. Therefore, the prices of the securities of international companies in particular countries or regions may, at times, move in a different direction than those of the securities of U.S. companies. As of 12/31/09, each Fund was also invested primarily in micro-, small- and/or mid-cap stocks, which may involve considerably more risk than investing in larger-cap stocks. (Please see “Primary Risks for Fund Investors” in the prospectus). This material is not authorized for distribution unless preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing or sending money. Distributor: Royce Fund Services, Inc.

This page is not part of the 2009 Annual Report to Shareholders | 13

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14 | This page is not part of the 2009 Annual Report to Shareholders

The Royce Funds 2009 Annual Report to Shareholders | 15

CORE

Core Funds generally invest across a wide spectrum of smaller companies using a diversified approach.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/09

July-Dec 2009*			25.94%

One-Year			36.28

Three-Year			-2.98

Five-Year			3.35

10-Year			9.73

20-Year			10.21

25-Year			11.30

35-Year			16.79

ANNUAL EXPENSE RATIO

Operating Expenses			0.91%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	PMF	Year	PMF

2009	36.3%	2001	18.4%

2008	-34.8	2000	18.4

2007	2.8	1999	6.0

2006	14.8	1998	4.2

2005	12.5	1997	25.0

2004	20.2	1996	12.8

2003	40.3	1995	18.7

2002	-9.2	1994	-0.7

TOP 10 POSITIONS % of Net Assets

Dress Barn (The)			1.0%

Federated Investors Cl. B			0.9

AllianceBernstein Holding L.P.			0.8

Oil States International			0.7

Unit Corporation			0.7

Agnico-Eagle Mines			0.7

Simpson Manufacturing			0.7

CARBO Ceramics			0.6

Ensign Energy Services			0.6

Armstrong World Industries			0.6

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Industrial Products			14.8%

Technology			14.5

Industrial Services			13.9

Natural Resources			11.4

Financial Intermediaries			7.8

Consumer Products			7.5

Health			7.4

Financial Services			7.0

Consumer Services			6.3

Miscellaneous			4.8

Cash and Cash Equivalents			4.6

Royce Pennsylvania Mutual Fund

Manager’s Discussion
We were very pleased to see our flagship, Royce Pennsylvania Mutual Fund (PMF), well out in front during the rally that took up most of 2009. For the calendar year, the Fund gained 36.3%, outpacing its small-cap benchmark, the Russell 2000, which was up 27.2% for the same period. After outperforming its benchmark during both the first-quarter downturn and second-quarter up phase, PMF continued its strong run, beating the small-cap index during the very dynamic third quarter (+20.9% versus +19.3%) and the relatively more subdued, but still solid, fourth quarter (+4.2% versus +3.9%). While we were more than happy that the Fund handily beat the Russell 2000 for the year, we were far more cheered by its strong absolute return in 2009, especially in light of 2008’s disappointments.
     The rally that began on March 9, 2009, though it stalled a bit in June and October, rolled on mostly unimpeded through the end of the year. From that early March low through December 31, 2009, PMF rose 87.7% versus a gain of 84.5% for the Russell 2000. This was a strong showing, though we want to offer a word of caution that the bull advance remains a short one for now and in any case has not yet made back the losses incurred during 2008 or since the small-cap peak on July 13, 2007. (For more on the Fund’s results over recent market cycles, please see page 12.)

     Over longer-term time periods, the Fund’s returns were strong on a relative basis, with absolute returns showing strength for the one-year and 10-year or longer periods. The three- and five-year time spans fell well short of the strong absolute results that we strive to provide—mostly the effect of the severe bear market of 2008. Still, we were very pleased that our style of active, disciplined management enabled PMF to beat the Russell 2000 for the one-, three-, five-, 10-, 15-, 20- and 25-year periods ended December 31, 2009. The Fund’s average annual total return for the 35-year period was 16.8%, a long-term record in which we take great pride.

GOOD IDEAS THAT WORKED
Top Contributors to 2009 Performance*

Dress Barn (The)	0.83%

Ivanhoe Mines	0.77

Oil States International	0.69

Waddell & Reed Financial Cl. A	0.66

Diodes	0.65

*Includes dividends

     Two thousand nine was a year for comebacks throughout the stock market, and the Fund provided plenty of examples in each of its equity sectors and in multiple industry groups. The impact of negative performance was generally mild. Still, we were disappointed with the poor showing of BOK Financial, a holding company that provides various financial services. It operates commercial banks, consumer banks and wealth management businesses. The firm continued to suffer from the woes that have been afflicting many banks since September of 2008. Endo Pharmaceuticals Holdings develops branded and generic

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for PMF reflects Investment Class results. Shares of PMF’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

16 | The Royce Funds 2009 Annual Report to Shareholders

Performance and Portfolio Review

prescription drugs primarily for pain management. The company sought to bolster this attractive core business with costly acquisitions and licensing arrangements for new products that have not yet proved profitable.
     The resurgent Technology sector provided the largest contribution to calendar-year performance, with notable net gains coming from four industry groups: semiconductors and equipment; components and systems; IT services; and software. Prior to 2009, most Tech companies had struggled since the Internet stock bubble burst in 2000, their bad times punctuated by scattered rallies that proved all too brief. This began to shift during the downturn, as some of the earliest M&A (merger & acquisition) activity was centered on attractive technology businesses that had grown very cheap. Diodes, a maker of semiconductors used in the communications, computing, consumer electronics, industrial, and automotive industries, was the Fund’s top performer in the sector, though it was not an acquisition target.
     Natural Resources holdings were also substantial contributors to performance, with two of PMF’s five best-performing industries—energy services companies and precious metals and mining stocks—coming from the sector. Patience is a virtue that every value investor must practice, which was proved by our experience with Ivanhoe Mines. When we first developed an interest in the stock, this Canadian mining business was gaining a substantial presence in Mongolia, whose government must approve all mining operations. An agreement was considered imminent, and our interest grew. Four years and three governments later, that agreement was finally ratified, and promising copper mines began to attract investors to Ivanhoe’s stock. We were first drawn to the attractive business and low debt of Oil States International, which provides specialized products and services to oil and gas drilling and production companies across the globe. Its share price gushed in the second half, propelled by better-than-expected earnings for three consecutive quarters.
     Each of the Fund’s consumer and industrial sectors also did well in 2009. The Fund’s top performer for the year was Dress Barn, a stock that we have periodically owned in PMF for close to 20 years. We have long been admirers of its conservative financials and intelligent management teams. Like many consumer stocks, its share price fell precipitously in 2008’s decline. True to our contrarian bent, we remained believers in the company’s long-term plans, particularly its acquisition of Tween Brands, which gives it access to a third brand, Justice, which caters to a younger, more fashion-conscious customer.

GOOD IDEAS AT THE TIME
Top Detractors from 2009 Performance*

BOK Financial	-0.39%

Endo Pharmaceuticals Holdings	-0.35

Comtech Telecommunications	-0.34

NCI Building Systems	-0.31

Woodward Governor	-0.22

*Net of dividends

ROYCE PENNSYLVANIA MUTUAL FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/31/79

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$1,398 million

Weighted Average P/E Ratio**	18.7x

Weighted Average P/B Ratio	1.9x

U.S. Investments (% of Net Assets)	91.3%

Non-U.S. Investments (% of Net Assets)	4.0%

Fund Net Assets	$4,934 million

Turnover Rate	23%

Number of Holdings	588

Symbol
Investment Class	PENNX
Service Class	RYPFX
Consultant Class	RYPCX
R Class	RPMRX
K Class	RPMKX

*Geometrically calculated
**	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (22% of portfolio holdings as of 12/31/09).

MORNINGSTAR STATISTICAL MEASURES*

PMF	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.12	0.01	0.09

Standard Deviation	20.71	20.84	19.75

*	Five years ended 12/31/09. Category Median and Best Quartile Breakpoint based on 314 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2009 Annual Report to Shareholders | 17

CORE

Core Funds generally invest across a wide spectrum of smaller companies using a diversified approach.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/09

July-Dec 2009*			27.46%

One-Year			51.82

Three-Year			-0.67

Five-Year			5.50

10-Year			9.01

Since Inception (12/27/95)			14.12

ANNUAL EXPENSE RATIO

Operating Expenses			1.52%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RHF	Year	RHF

2009	51.8%	2002	-18.9%

2008	-36.2	2001	20.5

2007	1.2	2000	11.7

2006	22.6	1999	41.8

2005	8.7	1998	19.5

2004	20.4	1997	26.0

2003	38.1	1996	25.6

TOP 10 POSITIONS % of Net Assets

Lufkin Industries			1.2%

Raven Industries			1.0

Ritchie Bros. Auctioneers			1.0

GrafTech International			1.0

Lincoln Electric Holdings			0.9

Oil States International			0.9

SRA International Cl. A			0.9

Cowen Group			0.9

Randgold Resources ADR			0.9

National Instruments			0.8

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Industrial Products			16.8%

Industrial Services			14.6

Technology			14.3

Financial Services			11.5

Financial Intermediaries			11.0

Natural Resources			8.4

Health			6.1

Consumer Products			5.4

Consumer Services			2.9

Miscellaneous			4.8

Cash and Cash Equivalents			4.2

Royce Heritage Fund

Manager’s Discussion
Royce Heritage Fund’s (RHF) diversified portfolio of micro-cap, small-cap and mid-cap stocks went ‘wire to wire’ in 2009, posting terrific results throughout the calendar year. The Fund easily outperformed its small-cap benchmark, the Russell 2000, in 2009, gaining 51.8% versus 27.2% for the small-cap index. Although the year began on a down note, with the severe bear market of 2008 clawing its way into 2009, RHF acquitted itself well, losing less than its benchmark in the first-quarter downdraft, down 7.7% versus a loss of 15.0% for the Russell 2000. When the market shifted in early March, the Fund more than kept pace with the change, outpacing its benchmark in the highly dynamic second (+29.0% versus +20.7%) and third (+20.1% versus +19.3%) quarters, as well as in the more quietly bullish fourth (+6.2% versus +3.9%) quarter.
     These strong quarterly performances make it unsurprising that the Fund was also far ahead of the Russell 2000 in the rally that took up most of the year. From the market low on March 9, 2009 through December 31, 2009, RHF gained 104.9% versus a gain of 84.5% for its benchmark. These results were key to re-building the Fund’s long-term absolute returns, which suffered during the difficulties of 2008. (Please see page 12 for the Fund’s recent market cycle results.) We were very pleased with the Fund’s longer-term results, namely, its 10-year and since inception (12/27/95) returns on an absolute basis. RHF beat the Russell 2000 for the one-, three-, five-, 10-year and since inception periods ended December 31, 2009. The Fund’s average annual total return for the since inception period was 14.1%.
     Each of the Fund’s equity sectors posted gains in 2009, led by Financial Services, Technology and Industrial Products. The first of these sectors is home to the investment management group, which was the Fund’s best-performing industry in 2009. This is an area that we believe we know well, and we were happy to see many of these holdings help to drive recent results. London-based Ashmore Group was among the largest detractors to the Fund’s performance in the first half, though its impressive rebound began near the March market low.
     The firm is a leading investment manager dedicated to emerging markets. Its success in attracting assets exceeded analysts’ expectations, giving its stock price a boost. We were drawn to its strong balance sheet and think that its area of expertise should assume growing importance in the global economy. Cohen & Steers runs open- and closed-end real estate

GOOD IDEAS THAT WORKED
Top Contributors to 2009 Performance*

Randgold Resources ADR	1.29%

Ashmore Group	1.22

Thor Industries	1.04

Daphne International Holdings	1.02

Cohen & Steers	1.00

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RHF reflects Service Class results. Shares of the RHF’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

18 | The Royce Funds 2009 Annual Report to Shareholders

Performance and Portfolio Review

oriented mutual funds and institutional separate accounts. Improved inflows to its mutual funds and a recovering REITs market helped the firms earnings perk up, which seemed to bring more investors to the stock.
     Randgold Resources, another London-based business, is a gold mining and exploration company with operations in Africa. We liked its conservative financials, talented management and its ability to remain profitable in the face of the downturn. It benefited from the substantial increase in gold prices in 2009. Although we have been long-term investors in other Royce portfolios, we first bought shares of Thor Industries in RHF during April 2008. The company, which manufactures recreation vehicles (RVs) and small- and mid-sized buses, emerged from a brutal three years for the RV business. It turned around in part owing to its conservative balance sheet and talented management, which bought back shares through much of the economic downturn. The revival of RV sales roughly coincided with the company winning increased market share, as two of its major competitors succumbed to bankruptcy. Earnings have also shown some improvement because revenues have grown and margins have expanded. Daphne International Holdings is China’s second largest maker of women’s shoes. We first began to buy shares at prices between 3x and 8x EBIT (Earnings Before Interest and Taxes), which represented extraordinary value to us. We trimmed our position between April and September before buying shares in November and December.

Net gains in the Technology sector came primarily from four industries—semiconductors and equipment; components and systems; software; and telecommunications companies. Industrial Products also saw contributions from several industry groups.
     Of course, even in the best of years, there are a few disappointments. Aircraft and industrial parts maker Woodward Governor saw its stock price plummet, which, along with a 2008 acquisition that caused more dilution to its balance sheet than we would have liked, led us to sell our position in March. During April, July and December, we added to our position in home furnishings company Ethan Allen Interiors based on our high regard for the company’s brand and its reputation for quality.

GOOD IDEAS AT THE TIME
Top Detractors from 2009 Performance*

Woodward Governor	-0.62%

Ethan Allen Interiors	-0.42

Comtech Telecommunications	-0.41

Pason Systems	-0.32

St. Joe Company (The)	-0.26

*Net of dividends

The recession has been particularly tough on consumer durables businesses, while the company has also faced increased competition from imports. Its response has been to shift its business model, converting its U.S. manufacturing to custom-made goods and consolidating its retail network.

ROYCE HERITAGE FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/27/95

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$1,627 million

Weighted Average P/E Ratio**	20.4x

Weighted Average P/B Ratio	2.2x

U.S. Investments (% of Net Assets)	80.9%

Non-U.S. Investments (% of Net Assets)	14.8%

Fund Net Assets	$201 million

Turnover Rate	59%

Number of Holdings	249

Symbol
Investment Class	RHFHX
Service Class	RGFAX
Consultant Class	RYGCX
R Class	RHFRX
K Class	RHFKX

*Geometrically calculated
**	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (19% of portfolio holdings as of 12/31/09).

MORNINGSTAR STATISTICAL MEASURES*

RHF	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.22	0.01	0.19

Standard Deviation	22.80	20.84	18.56

*	Five years ended 12/31/09. Category Median and Best Decile Breakpoint based on 314 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2009 Annual Report to Shareholders | 19

CORE + DIVIDENDS

Core + Dividends Funds generally invest in dividend-paying smaller companies using a diversified approach.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/09

July-Dec 2009*			22.19%

One-Year			26.22

Three-Year			-3.83

Five-Year			1.97

10-Year			8.55

15-Year			10.96

Since Inception (12/15/93)			10.56

ANNUAL EXPENSE RATIO

Operating Expenses			1.19%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RTR	Year	RTR

2009	26.2%	2001	14.8%

2008	-31.2	2000	19.4

2007	2.4	1999	1.6

2006	14.5	1998	4.8

2005	8.2	1997	23.7

2004	17.5	1996	25.5

2003	30.0	1995	26.9

2002	-1.6	1994	5.1

TOP 10 POSITIONS % of Net Assets

Federated Investors Cl. B			1.1%

Energen Corporation			1.1

PartnerRe			1.0

Tidewater			1.0

AllianceBernstein Holding L.P.			0.9

Aspen Insurance Holdings			0.9

Dress Barn (The)			0.9

Wolverine World Wide			0.9

Family Dollar Stores			0.9

Ritchie Bros. Auctioneers			0.9

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Financial Intermediaries			21.6%

Industrial Products			17.4

Natural Resources			10.4

Industrial Services			10.1

Financial Services			8.0

Consumer Services			7.2

Consumer Products			6.8

Technology			4.7

Health			4.0

Utilities			2.3

Diversified Investment Companies			0.1

Miscellaneous			2.7

Bonds and Preferred Stocks			1.2

Cash and Cash Equivalents			3.5

Royce Total Return Fund

Managers’ Discussion
While we were satisfied with the absolute result for Royce Total Return Fund (RTR) in 2009, we were less enamored with its relative showing. For the calendar year, the Fund gained 26.2%, narrowly underperforming its small-cap benchmark, the Russell 2000, which was up 27.2% for the same period. After outperforming its benchmark during the bearish first quarter (-12.0% versus -15.0%), the Fund slipped behind the small-cap index in the very dynamic bull period that characterized the second (+17.4% versus + 20.7%) and third (+17.1% versus +19.3%) quarters. The rally continued, but moved at a slower speed during the fourth quarter, in which RTR outpaced its benchmark, up 4.4% versus 3.9%.
     RTR outpaced its benchmark in a down quarter and in the less dynamic upswing that closed the year, while lagging the Russell 2000 in the highly bullish period in the middle of the year. The rally that began on March 9, 2009, though it stalled a bit in June and October, rolled on mostly unimpeded through the end of December. From the early March low through December 31, 2009, RTR rose 74.0% versus a gain of 84.5% for the Russell 2000. (For more on the Fund’s results over recent market cycles, please see page 12.) Over longer-term time periods, the Fund’s performance remained strong on a relative basis. We were pleased that our disciplined management approach enabled RTR to beat the Russell 2000 for the three-, five-, 10-, 15-year and since inception (12/15/93) periods ended

December 31, 2009. The Fund’s average annual total return since inception was 10.6%.
     One important factor in the Fund’s calendar-year comparative performance was the relatively poor showing of small-cap companies that paid a dividend. According to Bank of America-Merrill Lynch, dividend-paying small-cap stocks lagged their small-cap peers by a wide margin in 2009, rising only 11.1% versus a gain of 40.0% for small-caps that did not. We anticipate that the pace of the rally will slacken, which may help dividend-paying small-caps to narrow this performance gap, as investors grow more concerned with quality.
     Importantly, each of the Fund’s equity sectors posted net gains in the more muted fourth quarter. We were encouraged that the quality metrics we use in our stock selection process began to regain some prominence for investors. Thoughts of survival transitioned to thoughts of recovery and growth, leading to a more normal and differentiated performance environment.

GOOD IDEAS THAT WORKED
Top Contributors to 2009 Performance*

Dress Barn (The)	0.78%

American Eagle Outfitters	0.70

Helmerich & Payne	0.65

Reliance Steel & Aluminum	0.64

Federated Investors Cl. B	0.58

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RTR reflects Investment Class results. Shares of RTR’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees, other expenses and acquired fund fees and expenses. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

20 | The Royce Funds 2009 Annual Report to Shareholders

Performance and Portfolio Review

     Each of the Fund’s sectors, other than a small position in Utilities, contributed positively to performance for the year. Natural Resources, a sector whose long-term prospects we have liked for several years but which was badly bruised as the recession hit on a global scale, provided notable returns in 2009. The stock price of Helmerich & Payne, a major provider of contract drilling for oil and gas wells in the Gulf of Mexico and South America, rose steadily from the March low as improving economies led to increased demand for its services. Cimarex Energy, a U.S. based oil and gas exploration company, benefited from the convergence of lower drilling costs and new gas discoveries, primarily in more difficult-to-drill shale acreage. We continue to see a robust opportunity for U.S. natural gas businesses such as Cimarex owing to abundant supply, attractive relative value on a BTU equivalency basis compared to oil, and obvious environmental attributes that will only grow in importance.
     Consumer Services was also a strong contributor, as investors took the view that consumer activity would rebound from the very depressed levels of 2008. Dress Barn and American Eagle Outfitters are, in our view, two well-managed businesses. Each enjoyed renewed interest from investors as year-over-year sales comparisons become quite favorable moving into the second half of the year. Reliance Steel and Aluminum benefitted greatly from overly aggressive destocking of steel inventories during the downturn that drew available supplies down to unsustainably low levels even in a state of depressed economic activity. The cash for clunkers program was an important catalyst that for better or worse provided incremental demand for finished steel products. The near-zero interest rate environment has pressured near-term profitability for money market specialists such as Federated Investors, but it also forced smaller competitors to exit the field, which helped the firm to gain market share.

GOOD IDEAS AT THE TIME
Top Detractors from 2009 Performance*

Woodward Governor	-0.39%

State Auto Financial	-0.38

Wilmington Trust	-0.38

Penn Virginia GP Holdings L.P.	-0.24

Pacer International	-0.20

*Net of dividends

     Woodward Governor, a manufacturer of aircraft and industrial parts, suffered not only from depressed order activity in their end markets, but also suffered the consequences of a poorly timed acquisition that added leverage when sales were deteriorating. We maintained a small position. Ongoing difficulties in the insurance industry meant that property, casualty and automotive insurer State Auto Financial could not keep pace with the rally. We reduced our position throughout 2009.

ROYCE TOTAL RETURN FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/15/93

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$1,667 million

Weighted Average P/E Ratio**	14.6x

Weighted Average P/B Ratio	1.6x

U.S. Investments (% of Net Assets)	92.7%

Non-U.S. Investments (% of Net Assets)	3.8%

Fund Net Assets	$4,021 million

Turnover Rate	20%

Number of Holdings	476

Symbol
Investment Class	RYTRX
Service Class	RYTFX
Consultant Class	RYTCX
Institutional Class	RTRIX
W Class	RTRWX
R Class	RTRRX
K Class	RTRKX

*Geometrically calculated
**	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (13% of portfolio holdings as of 12/31/09).

MORNINGSTAR STATISTICAL MEASURES*

RTR	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.04	0.01	0.19

Standard Deviation	17.53	20.84	18.56

*	Five years ended 12/31/09. Category Median and Best Decile Breakpoint based on 314 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2009 Annual Report to Shareholders | 21

CORE + DIVIDENDS

Core + Dividends Funds generally invest in dividend-paying smaller companies using a diversified approach.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/09

July-Dec 2009*			23.55%

One-Year			37.73

Three-Year			-1.91

Five-Year			3.95

Since Inception (5/3/04)			5.74

ANNUAL EXPENSE RATIO

Gross Operating Expenses			2.72%

Net Operating Expenses			1.70

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RDV	Year	RDV

2009	37.7%	2006	19.9%

2008	-31.5	2005	7.3

2007	0.0

TOP 10 POSITIONS % of Net Assets

Nordson Corporation			2.0%

Federated Investors Cl. B			1.9

Tidewater			1.6

PartnerRe			1.5

Energen Corporation			1.5

China Forestry Holdings			1.5

Harleysville Group			1.4

Family Dollar Stores			1.4

Dress Barn (The)			1.2

Total System Services			1.2

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Financial Intermediaries			19.7%

Industrial Products			16.6

Financial Services			12.9

Industrial Services			11.5

Natural Resources			8.7

Consumer Services			6.5

Health			5.4

Consumer Products			5.3

Technology			4.6

Utilities			0.5

Miscellaneous			4.6

Cash and Cash Equivalents			3.7

Royce Dividend Value Fund

Managers’ Discussion
In a year where small-cap stocks that paid no dividends outperformed those that did, Royce Dividend Value Fund (RDV) offered a happy exception, providing strong results on both an absolute and relative basis. The Fund gained 37.7% for the calendar year, ahead of its small-cap benchmark, the Russell 2000, which was up 27.2% for the same period. There was little evidence at the beginning of the year to suggest a market rebound. The first quarter was a mostly bearish period in which the Fund lost less than the Russell 2000, down 9.0% versus a decline of 15.0%. However, the rally gathered steam quickly, and the Fund participated. During the strong second quarter, RDV outpaced the small-cap index, up 22.5% versus 20.7%. The Fund then lost a bit of ground to its benchmark in the equally dynamic third quarter, up 19.0% versus 19.3% for the benchmark, before going even with the Russell 2000 in the quieter fourth quarter, when each was up 3.9%.
     During the rally, the Fund lagged the Russell 2000 only slightly. From the market low on March 9, 2009 through December 31, 2009, the Fund was up 84.3% versus a gain of 84.5% for the Russell 2000. (For more on the Fund’s results over recent market cycles, please see page 12.) The Fund outperformed its benchmark for the one-, three-, five-year and since inception (5/3/04) periods ended December 31, 2009. RDV’s average annual total return since inception was 5.7%.

     Adding to our satisfaction with the Fund’s results was a study recently done by Bank of America-Merrill Lynch that dividend-paying small-cap stocks lagged their small-cap peers by a wide margin in 2009, rising only 11.1% versus a gain of 40.0% for small-caps that did not. We anticipate that the pace of the rally will slacken, which may help dividend-paying small-caps to somewhat narrow this performance gap if investors grow more concerned with quality.
     All of the Fund’s equity sectors made positive contributions to performance during 2009. Financial Services led by a wide margin, followed by notable net gains in Natural Resources, Industrial Products and Consumer Services. Financial and industrial companies

GOOD IDEAS THAT WORKED
Top Contributors to 2009 Performance*

A.F.P. Provida ADR	2.17%

Federated Investors Cl. B	1.96

Randgold Resources ADR	1.80

Penske Automotive Group Inc.	1.23

U.S. Global Investors Cl. A	1.10

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses, other than acquired fund fees and expenses, to the extent necessary to maintain Service Class’s net direct annual operating expense ratio at or below 1.49% through April 30, 2010 and at or below 1.99% through April 30, 2019. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

22 | The Royce Funds 2009 Annual Report to Shareholders

Performance and Portfolio Review

have historically made up a sizeable portion of the portfolio, because they generally boast above-average dividend yields.
     Having been regular investors in asset management companies for many years in Royce-managed portfolios, we have what we believe is a deep knowledge of the business cultivated over many decades. Our long-term investment horizon made us eager owners of asset management stocks with what we thought were strong fundamentals and excellent businesses. Our thoughts were that many of these stocks were being unfairly oversold; that the crisis would create a demand for responsible and effective financial management; and that the best managed companies would ultimately thrive. We placed no timetable on the recovery, and it is fair to say that the industry rebounded more quickly than we had expected, though we were obviously pleased that it did. We have long liked the business of Chilean private pension fund administrator and investment manager A.F.P. Provida and were pleased to see its earnings recover, which seemed to bring investors back to its stock. The near-zero interest rate environment has pressured near-term profitability for money market specialists such as Federated Investors, but it also forced smaller competitors to exit the field, which helped Federated to gain market share. We built our position in the second half of 2009. Improved earnings gave a boost to the share price of U.S. Global Investors, prompting us to trim our stake in August.

     Randgold Resources is a gold mining and exploration company with conservative financials, talented management and a proven ability to remain profitable in the face of the downturn. It benefited from the substantial increase in gold prices in 2009. Penske Automotive Group is an automotive retailer that also provides repair services, third-party finance and insurance products, and replacement and aftermarket automotive products. This mix of businesses, along with the company’s strong management, appeared to convince investors that it could survive in an extremely difficult environment for its industry. We sold our shares in November.
     Pacer International is a transportation and logistics business that suffered in the wake of an earnings miss and the suspension of its dividend. We still liked its prospects in an economic recovery. We also chose to hold on to our position in Bank of N.T. Butterfield & Son, which provides banking and other financial services and saw its share price fall mostly as a result of its industry’s ongoing problems.

GOOD IDEAS AT THE TIME
Top Detractors from 2009 Performance*

Pacer International	-1.21%

Bank of N.T. Butterfield & Son	-0.51

Apollo Investment	-0.44

Gallagher (Arthur J.) & Co.	-0.40

Peapack-Gladstone Financial	-0.36

*Net of dividends

ROYCE DIVIDEND VALUE FUND VS. RUSSELL 2000 Value of $10,000 Invested on 5/3/04

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$1,470 million

Weighted Average P/E Ratio**			13.4x

Weighted Average P/B Ratio			1.8x

U.S. Investments (% of Net Assets)			79.2%

Non-U.S. Investments (% of Net Assets)			17.1%

Fund Net Assets			$29 million

Turnover Rate			43%

Number of Holdings			180

Symbol
Investment Class			RDVIX
Service Class			RYDVX

*Geometrically calculated
**			The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (14% of portfolio holdings as of 12/31/09).

MORNINGSTAR STATISTICAL MEASURES*

	RDV	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.15	0.01	0.19

Standard Deviation	17.88	20.84	18.56

*			Five years ended 12/31/09. Category Median and Best Decile Breakpoint based on 314 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2009 Annual Report to Shareholders | 23

QUALITY + FOCUSED

Quality + Focused Funds generally employ a more limited portfolio approach–typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/09

July-Dec 2009 *			22.36%

One-Year			33.25

Three-Year			2.51

Five-Year			6.53

10-Year			10.72

15-Year			11.94

Since Inception (12/31/91)			12.03

ANNUAL EXPENSE RATIO

Operating Expenses			1.16%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RPR	Year	RPR

2009	33.3%	2001	9.6%

2008	-28.3	2000	17.1

2007	12.7	1999	11.5

2006	8.8	1998	6.7

2005	17.1	1997	18.4

2004	22.8	1996	18.1

2003	38.7	1995	17.8

2002	-7.8	1994	3.3

TOP 10 POSITIONS % of Net Assets

Lincoln Electric Holdings			2.6%

Unit Corporation			2.4

Fossil			2.3

Thor Industries			2.3

Perrigo Company			2.1

Gardner Denver			2.0

Polo Ralph Lauren Cl. A			2.0

Reliance Steel & Aluminum			2.0

Ensign Energy Services			2.0

Woodward Governor			1.9

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Industrial Products			19.5%

Natural Resources			14.0

Technology			13.2

Industrial Services			11.6

Consumer Products			11.0

Financial Intermediaries			6.1

Health			4.9

Financial Services			3.9

Consumer Services			0.9

Miscellaneous			1.9

Cash and Cash Equivalents			13.0

Royce Premier Fund

Managers’ Discussion
Enough higher-quality businesses enjoyed good times to provide Royce Premier Fund (RPR) with above-average results in 2009. The Fund gained 33.3% for the calendar year, ahead of its small-cap benchmark, the Russell 2000, which was up 27.2% for the same period. RPR first built its relative advantage in the year’s first half, with solid relative down market results in the first quarter (-10.7% versus -15.0%) and strong absolute up market performance during the second (+22.0% versus +20.7%). The Fund slipped behind the Russell 2000 a bit in the very dynamic third quarter, up 18.7% versus 19.3% for the benchmark, and in the more quietly bullish fourth quarter, in which the Fund rose 3.1% compared to 3.9% for the benchmark.
     From the market low on March 9, 2009 through December 31, 2009, the Fund was up 78.5% versus a gain of 84.5% for the Russell 2000. We were very pleased with RPR’s results for the year on both an absolute and relative basis, especially considering that, across all asset classes, quality companies—those with strong balance sheets, steady earnings and high returns on invested capital—were not always among the rally’s most enthusiastic participants. This is demonstrated to some degree in the Fund’s results between March 9 and the end of December.

     As pleased as we were with RPR’s returns in 2009, there are still some miles to go before the losses of 2008, as well as those from the small-cap market peak on July 13, 2007, are fully recovered, which can be seen in the Fund’s low, though positive, three- and five-year average annual total returns ended December 31, 2009. (Please see page 12 for the Fund’s recent market cycle results.) We were very happy to see the Fund own a decisive performance edge over the Russell 2000 for the one-, three-, five-, 10-, 15-year and since inception (12/31/91) periods ended December 31, 2009. RPR’s average annual total return since inception was 12.0%.

GOOD IDEAS THAT WORKED
Top Contributors to 2009 Performance*

Thor Industries	2.49%

Reliance Steel & Aluminum	2.12

Fossil	2.10

Sims Metal Management ADR	1.77

Nu Skin Enterprises Cl. A	1.77

*Includes dividends

     Interestingly, four of the portfolio’s top five performers made that same list at the end of 2009’s first half. Thor Industries—one of several old favorites that enjoyed a rebound—survived a brutal three years in its core business of manufacturing recreation vehicles (RVs) (the company also makes small- and mid-sized buses). It came back in part thanks to its conservative capitalization and talented management, which bought back shares through much of the economic downturn. As its business has begun to revive, the company finds itself with a much-improved market share, the result of the bankruptcy of two major

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RPR reflects Investment Class results. Shares of RPR’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees, and other expenses. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

24 | The Royce Funds 2009 Annual Report to Shareholders

Performance and Portfolio Review

competitors. Earnings have also shown some improvement as revenues have grown and margins have expanded. We pared back our position a bit between May and October, but it was a top-ten holding at the end of 2009.
     Reliance Steel & Aluminum operates metals service centers throughout the U.S and across the globe. Inventory destocking ran its course, which, combined with renewed demand for steel, especially from Asia, and unprecedented pricing discipline by steel manufacturers, bolstered investor confidence in the firm’s prospects. Another large position in a similar business also enjoyed a good year—global scrap metal recycling business Sims Metal Management. The firm’s earnings have yet to regain their pre-recession levels, but scrap metal prices have begun to stabilize in anticipation of a pick-up in global industrial activity from which Sims looks very well-positioned to benefit.
     Fashion accessories maker and retailer Fossil continued to deliver beyond our own and Wall Street’s expectations by showing that it could survive profitably through an historically difficult market for consumer goods. Management’s domestic repositioning of its core Fossil brand, international consumers’ desire to buy recognizable brands, and an accelerated roll-out of its own retail stores all proved to be smart, timely strategies which enabled the firm to post strong sales and earnings growth in the face of formidable consumer-spending headwinds. Nu Skin Enterprises develops and distributes personal care products and nutritional supplements worldwide via a direct marketing model. Its stock had been struggling, but we remained patient because we saw potential in its core businesses and liked its global presence. Deriving most of its sales from outside the U.S., Nu Skin benefited from a weaker dollar, improving demand in Japan, which accounts for about one-third of sales, and in China, as well from an enthusiastic reception to its new skin-care products. In addition, rising unemployment has allowed the company to sustain distributor growth, as people seek jobs to supplement their income.

     We were also patient with aircraft and industrial parts maker Woodward Governor as its stock price fell through 2009. Its industry has suffered, and the company made an acquisition in 2008 that added more leverage to its balance sheet than we would have liked. However, we think that an industrial revival would improve its performance. We were less optimistic about Endo Pharmaceuticals Holdings. Its management chose to offset a mature and narrow drug pipeline by diversifying with costly acquisitions and licensing arrangements for new compounds which, thus far, have been slow to deliver the anticipated returns.

GOOD IDEAS AT THE TIME
Top Detractors from 2009 Performance*

Endo Pharmaceuticals Holdings	-1.10%

Woodward Governor	-0.69

Lincoln Electric Holdings	-0.46

Simpson Manufacturing	-0.26

Gartner	-0.26

*Net of dividends

ROYCE PREMIER FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/31/91

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*		$1,890 million

	Weighted Average P/B Ratio		2.2x

	U.S. Investments (% of Net Assets)		79.5%

	Non-U.S. Investments (% of Net Assets)		7.5%

	Fund Net Assets		$5,187 million

	Turnover Rate		14%

	Number of Holdings		68

Symbol
	Investment Class		RYPRX
	Service Class		RPFFX
	Consultant Class		RPRCX
	Institutional Class		RPFIX
	W Class		RPRWX
	R Class		RPRRX
	K Class		RPRKX

*Geometrically calculated

MORNINGSTAR STATISTICAL MEASURES*

	RPR	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.27	0.01	0.19

Standard Deviation	19.71	20.84	18.56

*	Five years ended 12/31/09. Category Median and Best Decile Breakpoint based on 314 small-cap objective funds (lowest expense class only) with at least five years of history.

The Royce Funds 2009 Annual Report to Shareholders | 25

QUALITY + FOCUSED

Quality + Focused Funds generally employ a more limited portfolio approach–typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/09

July-Dec 2009*			18.19%

One-Year			28.38

Three-Year			2.63

Five-Year			4.06

Ten-Year			12.02

Since Inception (5/1/98)			8.60

ANNUAL EXPENSE RATIO

Operating Expenses			1.15%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSE	Year	RSE

2009	28.4%	2003	27.6%

2008	-19.6	2002	15.3

2007	4.7	2001	30.8

2006	14.0	2000	16.3

2005	-1.0	1999	-9.6

2004	13.9

TOP 10 POSITIONS % of Net Assets

National Presto Industries			4.5%

Hubbell Cl. B			2.6

Bio-Rad Laboratories Cl. A			2.5

Lancaster Colony			2.5

Lubrizol Corporation (The)			2.4

Park Electrochemical			2.3

Gymboree Corporation			1.9

Clearwater Paper			1.9

Foster (L.B.) Company Cl. A			1.8

Thomas & Betts			1.8

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Industrial Products			26.9%

Consumer Products			14.3

Consumer Services			9.0

Industrial Services			8.9

Health			8.8

Technology			8.7

Natural Resources			1.5

Financial Services			1.1

Miscellaneous			2.6

Cash and Cash Equivalents			18.2

Royce Special Equity Fund

Manager’s Discussion
During a year in which lower-quality stocks seemingly led the way, many of what we view as higher-quality businesses enjoyed the good times enough to provide Royce Special Equity Fund (RSE) with above-average results in 2009. The Fund gained 28.4% for the calendar year, ahead of its small-cap benchmark, the Russell 2000, which was up 27.2% for the same period. RSE first built its relative advantage in the year’s opening half, with solid relative down market results in the first quarter (-8.5% versus -15.0%) and solid absolute performance in the strong second quarter (+18.7% versus +20.7%). The Fund then fell behind the Russell 2000 in the very dynamic third quarter, up 13.5% versus 19.3% for the benchmark, but in the more quietly bullish fourth quarter, the Fund once again slightly led the benchmark, up 4.1% versus 3.9%.

     From the market low on March 9, 2009 through December 31, 2009, the Fund was up 64.3% versus a gain of 84.5% for the Russell 2000. Nevertheless, we were very pleased with RSE’s results for the year on both an absolute and relative basis, especially considering that, across all asset classes, quality companies—those with strong balance sheets, steady earnings and high returns on invested capital—were not always among the rally’s most enthusiastic participants. This was demonstrated to some degree in the Fund’s results between March 9 and the end of December. In addition, and although it represents a short-term period, we were pleased with the Fund’s results from the small-cap peak on July 13, 2007 through the end of 2009, when RSE was down 5.9% for the period versus a decline of 24.2% for the Russell 2000. (Please see page 12 for the Fund’s recent market cycle results.) The Fund also outperformed the Russell 2000 for the one-, three-, five-, 10-year and since inception (5/1/98) periods ended December 31, 2009. RSE’s average annual total return since inception was 8.6%.

GOOD IDEAS THAT WORKED
Top Contributors to 2009 Performance*

National Presto Industries	1.80%

Lancaster Colony	1.75

Lubrizol Corporation (The)	1.54

Meredith Corporation	1.31

Plantronics	1.09

*Includes dividends

     After the March bottom, the market took on a markedly different tone. Many companies that looked as if they might have been severely damaged, or even disappear, recovered best, at least in terms of their stock price. According to a study by Bank of America-Merrill Lynch, companies with no earnings, no dividends, and the lowest returns on equity were among the market’s leaders in 2009. Obviously, most everything went up, but the Russell 2000 index’s impressive gain off the low was boosted by the survival of companies that in early March looked as though they would be casualties of the struggling economy.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RSE reflects Investment Class results. Shares of RSE’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees, and other expenses. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

26 | The Royce Funds 2009 Annual Report to Shareholders

Performance and Portfolio Review

     Our practice during the rally was to focus even more on buying during down days. The implementation varied, however. We drew from our experience during the 1973-4 bear market. During that decline, while wishing to be opportunistic and take advantage of the attractive prices, we learned that such markets can continue to decline for a while. Thus, the buying strategy in the current bear phase was to dollar-cost-average over time, trying to do most of the buying when the market looked particularly weak. The expression “trying to catch a falling knife” comes to mind—it is too dangerous in these environments to take a full position size all at once, no matter how attractive it may look. Our mantra remained, “Rate of return is a function of entry level—price matters.” Thus, we bought in an effort to be opportunistic, but in a selective way. We did find some new names to add, and also took advantage of interim declines in some of our existing holdings to build positions at what we deemed were attractive prices. We never lost sight that our first objective is absolute return, while a close second is index-beating results over a full market cycle.
     All of the Fund’s equity sectors posted net gains in 2009. Industrial Products led, followed by sizable contributions from Consumer Products, Consumer Services, Technology and Health.

At the industry level, retail stores, specialty chemicals and materials stocks, and medical products and devices companies were the Fund’s best-performing industries. National Presto Industries remained the Fund’s largest holding at the end of December, as well as its top performer for the calendar year. The Wisconsin-based company is a diversified manufacturing firm, producing, among other things, everything from defense products to small appliances. Consumer goods maker Lancaster Colony was also a top performer, as was specialty chemical producer Lubrizol Corporation and media and marketing business, Meredith Corporation. Along with communications headset manufacturer, Plantronics Corporation, and medical components maker, Atrion Corporation, each was one of the Fund’s 20 largest holdings at the end of 2009. We also continued to hold shares of the Fund’s two most significant detractors from the year’s performance, industrial components manufacturer, Lawson Products, and Southern California supermarket operator, Arden Group.

GOOD IDEAS AT THE TIME
Top Detractors from 2009 Performance*

Lawson Products	-1.02%

Arden Group Cl. A	-0.49

Cascade Corporation	-0.48

Standex International	-0.44

Kennametal	-0.21

*Net of dividends

ROYCE SPECIAL EQUITY FUND VS. RUSSELL 2000 Value of $10,000 Invested on 5/1/98

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*		$892 million

	Weighted Average P/E Ratio**		16.6x

	Weighted Average P/B Ratio		1.9x

	U.S. Investments (% of Net Assets)		81.8%

	Non-U.S. Investments (% of Net Assets)		0.0%

	Fund Net Assets		$1,216 million

	Turnover Rate		10%

	Number of Holdings		83

Symbol
	Investment Class		RYSEX
	Service Class		RSEFX
	Consultant Class		RSQCX
	Institutional Class		RSEIX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (13% of portfolio holdings as of 12/31/09).

MORNINGSTAR STATISTICAL MEASURES*

	RSE	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.15	0.01	0.19

Standard Deviation	15.67	20.84	18.56

*	Five years ended 12/31/09 Category Median and Best Decile Breakpoint based on 314 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2009 Annual Report to Shareholders | 27

QUALITY + FOCUSED

Quality + Focused Funds generally employ a more limited portfolio approach–typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/09

July-Dec 2009*			25.53%

One-Year			44.71

Three-Year			-0.40

Five-Year			6.22

Since Inception (6/14/01)			11.27

ANNUAL EXPENSE RATIO

Operating Expenses			1.46%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RVV	Year	RVV

2009	44.7%	2005	17.2%

2008	-34.2	2004	30.9

2007	3.8	2003	54.3

2006	16.8	2002	-23.5

TOP 10 POSITIONS % of Net Assets

Federated Investors Cl. B			3.0%

Comtech Telecommunications			2.8

Reliance Steel & Aluminum			2.7

PartnerRe			2.6

Unit Corporation			2.5

Knight Capital Group Cl. A			2.5

Buckle (The)			2.4

ManTech International Cl. A			2.3

Dress Barn (The)			2.2

NBTY			2.0

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Natural Resources			24.5%

Financial Intermediaries			12.3

Industrial Products			12.0

Technology			10.3

Consumer Services			9.7

Industrial Services			9.6

Consumer Products			5.9

Health			3.9

Financial Services			3.0

Miscellaneous			1.3

Cash and Cash Equivalents			7.5

Royce Value Fund

Managers’ Discussion
The value of strong down market performance can be seen in the calendar-year results for Royce Value Fund (RVV). RVV handily outperformed its small-cap benchmark, the Russell 2000, in 2009, with a gain of 44.7% compared to 27.2% for the small-cap index. While the Fund was ahead of the Russell 2000 in the first three quarters of 2009, and even with the benchmark in the fourth quarter, its widest advantage came in the bearish first quarter, when it fell 6.1% versus a decline of 15.0% for the small-cap index. This outperformance was a significant part of the Fund’s 2009 showing. Of course, we were also pleased with the Fund’s relative and absolute results in the dynamic second quarter (+22.8% versus +20.7%), as well as in the equally robust third (+20.8% versus +19.3%) and quieter fourth quarters, in which both the Fund and the Russell 2000 rose 3.9%.
     The Fund only slightly lagged its benchmark during the rally. From the market low on March 9, 2009 through December 31, 2009, the Fund was up 83.2% versus a gain of 84.5% for the Russell 2000. Making RVV’s results for the year even more satisfying on an absolute and relative basis was the fact that the sort of high-quality small-cap and mid-cap stocks we seek for the portfolio—those with strong balance sheets, steady earnings and high returns on invested capital—were not always in high demand between March and December.

     Of course, the Fund’s calendar-year results were only the first steps toward making up for the losses of 2008. The Fund remained under water from the small-cap market peak on July 13, 2007. (Please see page 12 for the Fund’s recent market cycle results.) Still, we were very happy to see the Fund own a decisive performance edge over the Russell 2000 for the one-, three-, five-year and since inception (6/14/01) periods ended December 31, 2009. RVV’s average annual total return since inception was 11.3%.

GOOD IDEAS THAT WORKED
Top Contributors to 2009 Performance*

NBTY	2.49%

Ivanhoe Mines	2.23

Reliance Steel & Aluminum	2.11

American Eagle Outfitters	1.93

Oil States International	1.93

*Includes dividends

     All but one of the Fund’s equity sectors finished the year with net gains. Natural Resources outpaced all other areas and was home to the portfolio’s two top-performing industry groups, energy services and precious metals and mining companies, each of which did better than many portfolio sectors. We first bought shares of Canadian copper and gold mining company, Ivanhoe Mines, in 2005. We liked its capital structure and promising projects in Mongolia. Our patience with the company was tested when the signing of an

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RVV reflects Service Class results. Shares of RVV’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

28 | The Royce Funds 2009 Annual Report to Shareholders

Performance and Portfolio Review

agreement with that country’s government to move forward with mining projects was delayed until summer 2009, which then pushed its share price higher. Oil States International has a strong balance sheet and a core business that we like. It offers specialized products and services to oil and gas drilling and production companies worldwide. Many energy services stocks grew very cheap during the downturn and this, along with rising oil prices, helped its share price to climb. We were active sellers through much of the year.
     Both of the Fund’s consumer sectors posted notable net gains in 2009. NBTY makes and distributes vitamins and other nutritional supplements. The company went through a very difficult second half of 2008, as it fought through increases in the cost of raw materials needed to make vitamins and weaker sales. In 2009, sales growth resumed just as expensive inventories were running down, raw materials costs fell, and the firm bought a competitor out of bankruptcy, all of which seemed to convince investors of its good health. It was a top-ten position at the end of December. American Eagle Outfitters was one of the retailers that effectively managed its way through the recession. We thought that its stock was badly oversold in late 2008, when we added to our position. It was a small-cap company whose early success seemed to escape the notice of many investors. We reduced our position as its price climbed during April and May and throughout the second half.

     When mobile-data communications equipment maker Comtech Telecommunications reduced its sales and profit outlook for fiscal 2009 in March, its stock price suffered its worst decline in 29 years. Ever contrarian, we were focused on the company’s strong balance sheet and attractive long-term prospects, especially in the areas of satellite and mobile-tracking equipment that it provides to the U.S. military, both of which made us significantly confident to build our stake through November. We went the opposite direction with branded and generic prescription drug maker, Endo Pharmaceuticals Holdings, selling our stake in August. We disliked its decision to move away from the core pain management products that were a large part of what originally drew us to the stock.

GOOD IDEAS AT THE TIME
Top Detractors from 2009 Performance*

Comtech Telecommunications	-1.71%

Endo Pharmaceuticals Holdings	-0.97

Woodward Governor	-0.95

Carpenter Technology	-0.66

Lincoln Electric Holdings	-0.49

*Net of dividends
ROYCE VALUE FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/14/01

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*		$2,203 million

	Weighted Average P/E Ratio**		12.4x

	Weighted Average P/B Ratio		1.8x

	U.S. Investments (% of Net Assets)		84.3%

	Non-U.S. Investments (% of Net Assets)		8.2%

	Fund Net Assets		$1,452 million

	Turnover Rate		49%

	Number of Holdings		71

Symbol
	Investment Class		RVVHX
	Service Class		RYVFX
	Consultant Class		RVFCX
	Institutional Class		RVFIX
	R Class		RVVRX
	K Class		RVFKX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (21% of portfolio holdings as of 12/31/09).

MORNINGSTAR STATISTICAL MEASURES*

	RVV	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.26	0.01	0.19

Standard Deviation	22.51	20.84	18.56

*	Five years ended 12/31/09. Category Median and Best Decile Breakpoint based on 314 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2009 Annual Report to Shareholders | 29

QUALITY + FOCUSED

Quality + Focused Funds generally employ a more limited portfolio approach–typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/09

July-Dec 2009*			23.40%

One-Year			38.05

Three-Year			1.63

Five-Year			6.52

Since Inception (6/30/03)			10.64

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.57%

Net Operating Expenses			1.49

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROH	Year	ROH

2009	38.1%	2006	13.7%

2008	-29.2	2005	14.9

2007	7.3	2004	27.2

TOP 10 POSITIONS % of Net Assets

Pason Systems			1.4%

Major Drilling Group International			1.3

Knight Capital Group Cl. A			1.3

Oil States International			1.3

Cal-Maine Foods			1.2

SRA International Cl. A			1.2

Sims Metal Management ADR			1.2

GrafTech International			1.2

Ensign Energy Services			1.2

Corinthian Colleges			1.2

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Industrial Services			20.5%

Industrial Products			14.4

Natural Resources			11.6

Technology			11.6

Financial Services			9.5

Financial Intermediaries			6.6

Consumer Products			3.8

Health			2.7

Consumer Services			1.7

Miscellaneous			5.0

Cash and Cash Equivalents			12.6

30 | The Royce Funds 2009 Annual Report to Shareholders
Royce 100 Fund

Manager’s Discussion
Although much was written about market leadership in the rally of 2009 coming from companies that lacked earnings and dividends, there were ample strong showings from what we regard as high-quality businesses held in the portfolio of Royce 100 Fund (ROH) in 2009. The Fund gained 38.1% in 2009, outpacing its small-cap benchmark, the Russell 2000, which was up 27.2% for the same period. We were very pleased that ROH built its relative advantage with solid relative down market results in the first quarter (-9.4% versus -15.0%) and strong absolute up market performance during the second (+23.5% versus +20.7%). The Fund mostly kept pace with the Russell 2000 in the dynamic third quarter, up 19.0% versus 19.3% for the benchmark, and in the more subdued fourth quarter, up 3.7% compared to 3.9% for the benchmark.
     ROH’s calendar-year returns were thus a function of better down-market results and a competitive up-market showing. From the market low on March 9, 2009 through December 31, 2009, the Fund was up 84.4% versus a gain of 84.5% for the Russell 2000. We were very pleased with ROH’s results for the year on both an absolute and relative basis, especially considering that we bucked a trend in a market where the sort of high-quality companies we seek for the portfolio, those with strong balance sheets, steady earnings and high returns on invested capital, in some cases underperformed in 2009.
     As pleased as we were with ROH’s returns in 2009, there are still some miles to go before the losses of 2008, as well as those from the small-cap market peak on July 13, 2007, are fully recovered, which can be seen in the Fund’s three- and five-year average annual total returns ended December 31, 2009. (Please see page 12 for the Fund’s recent market cycle results.) We were very happy to see the Fund own a decisive performance edge over the Russell 2000 for the one-, three-, five-year and since inception (6/30/03) periods ended December 31, 2009. ROH’s average annual total return since inception was 10.6%.

     While each of the Fund’s equity sectors was in the black for the calendar year, five posted notable net gains—Financial Services, Technology, Natural Resources, Industrial Services and Industrial Products. The first of these sectors housed ROH’s best-performing industry group, investment management companies. This is an area in which we have actively built positions during the last couple of years, especially through the worst days of the market downturn. We were therefore very pleased that asset management stocks helped to drive 2009 performance,

GOOD IDEAS THAT WORKED
Top Contributors to 2009 Performance*

GrafTech International	1.29%

Waddell & Reed Financial Cl. A	1.23

Federated Investors Cl. B	1.21

Major Drilling Group International	1.19

Evercore Partners Cl. A	1.18

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for ROH reflects Service Class results. Shares of ROH’s R Class bear an annual distribution expense that is higher than that of the Service Class. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through April 30, 2010 to the extent necessary to limit total annual operating expenses to no more than 1.49% for the Service Class. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

Performance and Portfolio Review

with two of the top three, and four of the top ten, contributors for the year coming from this group. We believed that many of our holdings in this industry possessed unique franchise values, something that seemed borne out during the second half of 2008 and the first quarter of 2009, when many increased market share while competitors struggled.
     Waddell & Reed Financial received strong flows into its asset strategy and natural resource funds, which increased assets under management, generated distribution-scale benefits and brought attention to lesser-known products with strong track records. The near-zero interest rate environment has pressured near-term profitability for money market specialists such as Federated Investors, but it also forced smaller competitors to exit the field, which helped Federated to gain market share. Leading boutique investment banking company, Evercore Partners, continued to benefit from the uptick in M&A (merger & acquisition) activity as companies sought new ways to grow revenues. Evercore also made several strategic hires, including a new CEO who was a co-founder of BlackRock, to expand its investment management arm, or a fee-based business that lacks the inherent volatility of their M&A activities.

     Elsewhere in the portfolio, GrafTech International, a leading global producer of graphite electrodes, a key component in electric arc furnace steel production, benefited from a healthy outlook in demand for steel—world steel capacity utilization improved by more than 15% during 2009, as the roots of the global economic recovery began to take hold. It was a top-ten position at the end of December. Major Drilling International provides contract drilling services for metals miners. The outlook for its services in 2010 also improved markedly, as inflation fears helped commodity prices for precious metals and key base industrial metals, such as copper, to surge.

GOOD IDEAS AT THE TIME
Top Detractors from 2009 Performance*

Woodward Governor	-0.73%

Ethan Allen Interiors	-0.53

Desarrolladora Homex ADR	-0.51

Tennant Company	-0.40

Grupo Aeroportuario del
Centro Norte ADR	-0.40

*Net of dividends

     Woodward Governor manufactures energy control systems for commercial and military aircraft. Its stock price nosedived as the company announced a large acquisition around the same time it revised downward its outlook for the year due to continuing softening conditions in aircraft manufacturing. We sold our shares as the acquisition caused more balance sheet dilution than we could live with. We have long admired the strong brand and business of Ethan Allen Interiors, a leading manufacturer and retailer of home furnishings. In the face of ongoing weakness in spending on consumer durables and increased competition from imports, the company has begun to shift its business model, a move that included converting its U.S. manufacturing to custom-made goods and consolidating its retail network. In December, we repurchased shares.

ROYCE 100 FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/30/03

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*		$1,650 million

	Weighted Average P/E Ratio**		19.4x

	Weighted Average P/B Ratio		2.1x

	U.S. Investments (% of Net Assets)		80.4%

	Non-U.S. Investments (% of Net Assets)		6.9%

	Fund Net Assets		$233 million

	Turnover Rate		42%

	Number of Holdings		100

Symbol
	Investment Class		ROHHX
	Service Class		RYOHX
	R Class		ROHRX
	K Class		ROHKX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (19% of portfolio holdings as of 12/31/09).

MORNINGSTAR STATISTICAL MEASURES*

	ROH	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.27	0.01	0.19

Standard Deviation	19.95	20.84	18.56

*	Five years ended 12/31/09. Category Median and Best Decile Breakpoint based on 314 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2009 Annual Report to Shareholders | 31

QUALITY + FOCUSED

Quality + Focused Funds generally employ a more limited portfolio approach–typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/09

July-Dec 2009*	21.68%

One-Year	28.75

Since Inception (9/28/07)	-3.99

ANNUAL EXPENSE RATIO

Gross Operating Expenses	1.76%

Net Operating Expenses	1.49

*Not annualized

TOP 10 POSITIONS % of Net Assets

International Rectifier	2.4%

Erie Indemnity Cl. A	2.0

Hertz Global Holdings	2.0

Advisory Board (The)	1.9

Gildan Activewear	1.8

Fluor Corporation	1.7

Dionex Corporation	1.7

AllianceBernstein Holding L.P.	1.7

Gardner Denver	1.7

NBTY	1.6

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Technology	19.0%

Industrial Services	16.6

Industrial Products	15.1

Financial Intermediaries	8.6

Financial Services	7.2

Health	6.0

Consumer Products	5.5

Natural Resources	2.7

Consumer Services	1.4

Diversified Investment Companies	0.6

Miscellaneous	4.8

Cash and Cash Equivalents	12.5

32 | The Royce Funds 2009 Annual Report to Shareholders

Royce SMid-Cap Value Fund

Managers’ Discussion
Royce SMid-Cap Value Fund (RSV), with its focus on small-cap and mid-cap stocks, enjoyed a solid year on an absolute basis, though it struggled to keep pace through the broad rally that lifted equities of all sizes. For the calendar year, the Fund gained 28.8%, a solid result, though it lagged the 34.4% gain of its small-cap and mid-cap benchmark, the Russell 2500, over the same period. After underperforming the Russell 2500 during the bearish first quarter (-12.8% versus -11.4%), the Fund outpaced it in the second quarter (+21.3% versus +20.3%). The Fund then proceeded to do well on an absolute basis, but slipped behind the benchmark during the equally dynamic bull period of the third quarter (+16.6% versus +20.1%). The fourth quarter saw the market continue its advance, albeit at a much slower pace. Between October and December, RSV gained 4.4% compared to the Russell 2500, which was up 5.1%.
     Launched just after the peak for U.S. small-cap stocks in July 2007, RSV began operating in one of the most volatile and challenging environments for stocks of the past several decades. Even in this context, which includes a relative performance advantage over the benchmark since its inception (9/28/07), negative absolute returns are unsatisfying. RSV’s average annual total return since inception was -4.0% versus a loss of 8.8% for the Russell 2500 index over the same period. From the recent small-cap cycle low on March 9, 2009 through December 31, 2009, the Fund lagged its benchmark, gaining 72.5% compared to 85.2% for the Russell 2500 index.

     Nine of the Fund’s 11 equity sectors made positive contributions to returns, led by Industrial Products, though Technology and Financial Services also posted impressive gains. Financial Intermediaries and Consumer Services, on the other hand, were modest detractors in what remained a challenging environment for both the consumer—with unemployment steadily on the rise—and banks, which continued to suffer with capital adequacy issues due to increasing non-performing assets. At the industry level, investment management businesses and components and systems manufacturers were standouts. Early in the market recovery, investors embraced two identifiable themes: first, a renewed demand for investment management products to handle increased consumer savings rates and, second, a new business capital investment cycle focused on improved productivity in a low-growth environment.

GOOD IDEAS THAT WORKED
Top Contributors to 2009 Performance*

Reliance Steel & Aluminum	1.66%

Waddell & Reed Financial Cl. A	1.35

Federated Investors Cl. B	1.28

Oil States International	1.18

Life Technologies	1.09

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s estimated gross total annual operating expenses as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to limit net annual operating expenses to no more than 1.49% through April 30, 2010. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

Performance and Portfolio Review

     Reliance Steel & Aluminum, the leading steel fabrication and distribution company in the U.S., was the Fund’s top performer in 2009. The company capitalized on the overly aggressive destocking of steel inventories in 2008 and early 2009 that drew available supplies down to unsustainably low levels even in a state of depressed economic activity. When demand ultimately returned, the company was well positioned to serve customers and to gain improved margins throughout its business. The “cash for clunkers” program was an important catalyst that provided incremental demand for finished steel products. Oil States International has a strong balance sheet and a core business that we like. It offers specialized products and services to oil and gas drilling and production companies worldwide. Many energy services stocks grew very cheap during the downturn and this, along with steadily rising oil prices, helped its share price to climb.

     Waddell & Reed Financial and Federated Investors are asset managers that made significant contributions to performance in 2009. Federated manages in excess of $400 billion in money market assets. This segment of its business benefitted from the combination of the flight to safety of investors who fled riskier assets, and a general increase in savings rates as consumer spending was substantially curtailed. The near-zero interest rate environment has pressured near-term profitability for money market specialists, but it also forced smaller competitors to exit the field, which helped Federated to gain market share. Waddell & Reed Financial received strong flows into its asset strategy and natural resource funds, which increased assets under management, generated distribution scale benefits and brought attention to lesser known products with strong track records. We also see the company benefitting from the increasing importance of the independent broker dealer network, an important source of asset flows, capturing market share from troubled Wall Street brokerages.

GOOD IDEAS AT THE TIME
Top Detractors from 2009 Performance*

Leucadia National	-1.25%

Cimarex Energy	-0.92

HEICO Corporation	-0.82

KBR	-0.81

Interactive Brokers Group Cl. A	-0.55

*Net of dividends

     Leucadia National, a diversified holding company engaged in a broad range of industrial and financial activities, suffered when a short-term mark-to-market price calculation driven by two of its underlying investments wreaked havoc on its stock price. That uproar has since tempered, and both underlying investments posted very strong results in the second quarter. After selling our shares in March, we reinitiated a position in July. We also sold our shares of oil and gas exploration and production company Cimarex Energy in March, as its declining revenues helped to convince us that better opportunities existed elsewhere in the market.

ROYCE SMID-CAP VALUE FUND VS. RUSSELL 2500 Value of $10,000 Invested on 9/28/07

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$2,613 million

Weighted Average P/E Ratio**	18.4x

Weighted Average P/B Ratio	2.1x

U.S. Investments (% of Net Assets)	84.5%

Non-U.S. Investments (% of Net Assets)	2.8%

Fund Net Assets	$7 million

Turnover Rate	216%

Number of Holdings	97

Symbol
Service Class	RMVSX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (18% of portfolio holdings as of 12/31/09).

The Royce Funds 2009 Annual Report to Shareholders | 33

QUALITY + FOCUSED

Quality + Focused Funds generally employ a more limited portfolio approach–typically holding no more than 100 positions that we believe possess high quality.

CUMULATIVE TOTAL RETURNS
Through 12/31/09

July-Dec 2009*	19.74%

Since Inception (2/27/09)	53.27

ANNUAL EXPENSE RATIO

Gross Operating Expenses	1.75%

Net Operating Expenses	1.49

TOP 10 POSITIONS % of Net Assets

Berkshire Hathaway Cl. B	4.1%

Patriot Transportation Holding	3.9

Cal-Maine Foods	3.6

Knight Capital Group Cl. A	3.2

Jacobs Engineering Group	3.1

Mosaic Company (The)	3.1

Silver Standard Resources	3.0

Nucor Corporation	2.9

Major Drilling Group International	2.9

Gammon Gold	2.8

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Natural Resources	25.7%

Industrial Products	19.1

Industrial Services	9.2

Financial Services	8.0

Financial Intermediaries	7.3

Consumer Products	7.1

Technology	3.6

Diversified Investment Companies	2.1

Consumer Services	1.8

Cash and Cash Equivalents	16.1

Royce Focus Value Fund

Manager’s Discussion
Every once in a while, things work out better than we ever could have planned, something which comes to mind when thinking about the still-new, since-inception (2/27/09) results for Royce Focus Value Fund (RFV). Attempting to introduce new portfolios close to market lows is not part of our strategy. We firmly believe that such an effort would be doomed to fail again and again. So it was really nothing more than luck that saw us launching the Fund so close to the market low on March 9. Of course, this cut both ways to some degree–in the time it took to get the portfolio as fully invested as we wished, the rally had gathered a lot of steam. Still, we were thrilled by the early results, even if they fell a bit short on a relative basis. RFV gained 53.3% from its inception through December 31, 2009 versus a gain of 65.6% for its micro-cap, small-cap and mid-cap benchmark, the Russell 2500 index, over the same period.
     In its abridged first quarter, the Fund climbed 8.0% compared to a 9.1% gain for its benchmark for the same period. The market revived fast following the market low in early March, climbing more or less steadily through the end of the year. During this dynamic upswing, the Fund had a harder time keeping pace with its benchmark, gaining 18.5% versus 20.3% in the second quarter, and up 14.5% versus 20.1% in the third. In the quieter atmosphere of the fourth quarter, the same pattern held—RFV gained 4.6% versus 5.1% for the Russell 2500. This also meant that the Fund trailed its benchmark considerably from March 9, 2009 through the end of December, gaining 55.4% versus 85.2%.

     Each of the Fund’s sectors finished the year in positive territory, with Natural Resources leading by a wide margin, followed by strong net gains from Industrial Products holdings and solid contributions from holdings in Financial Services and Technology. The Fund’s two leading industry groups came from Natural Resources. Energy services companies and precious metals and mining stocks are two areas in which we have had a long-term interest. In other Royce portfolios, we began seeing what we thought were terrific stock prices for energy companies back around the beginning of the Iraq War, when oil prices were thought to be peaking. The downturn of late 2008-early 2009 made some of these companies attractively cheap to us around the time that we launched RFV, and we were pleased to see them rebound later in 2009.

GOOD IDEAS THAT WORKED
Top Contributors to 2009 Performance*

Ivanhoe Mines	3.12%

Unit Corporation	2.91

GrafTech International	2.59

Fresnillo	2.44

Franklin Resources	2.23

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect estimated gross annual operating expenses, and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waives and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expense ratio at or below 1.49% through April 30, 2012. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

34 | The Royce Funds 2009 Annual Report to Shareholders

Performance and Portfolio Review

     Our investments in precious metals and mining companies were based on the idea that commodity metals prices would recover, and their resurgence (particularly gold’s) was one of the year’s big stories. We still see room to grow for many of our holdings in this industry. Our own analysis suggests that the prices of many mining stocks have not increased proportionally with the surge in commodity prices. We also think that as equity investors begin to see these companies as earnings and cash flow entities, and not simply as asset plays, this will help to boost share prices. Ivanhoe Mines reaped the benefit of finally securing an agreement from the Mongolian government to commence operations in its copper mines in that nation, an event that seemed to lead other investors to the stock. Although we took some gains in July and August, it was one of the portfolio’s 20 largest positions at the end of 2009. Fresnillo is a large silver producer and Mexico’s second largest gold producer. Although the rally in silver prices did not quite match that of gold, the uptick in both metals’ prices helped the company’s share price to rise. Unit Corporation saw its earnings recover as its business picked up. The firm operates as both a contract drilling company and an oil and natural gas exploration business, a hybrid status that has often resulted in it flying under Wall Street’s radar. Its price thus fell precipitously in the downturn, when we first bought shares in the Fund.

     With a more than 20% market share, GrafTech International is the world’s leading manufacturer of graphite electrodes, a key input in steel manufacturing in electric arc furnace steel mills. Its stock price received a boost from an anticipated uptick in the demand for steel, with capacity utilization improving by more than 15% during 2009. We added to our stake through July. The share price of asset management company Franklin Resources suffered during the downturn to the point where we could not believe it was so alluringly cheap. Like many asset managers, its stock roared back during the rally. In Franklin’s case, the stock was helped by asset inflows and improved earnings for the company.

GOOD IDEAS AT THE TIME
Top Detractors from 2009 Performance*

Sanderson Farms	-0.79%

Jacobs Engineering Group	-0.34

Kennedy-Wilson Holdings	-0.09

Prospect Acquisition	-0.02

Exxon Mobil	0.10

*Net of dividends

     Losses in the portfolio were few, with only four stocks posting negative performance in 2009. We sold our position in Sanderson Farms, more because we saw what we judged to be better opportunities elsewhere. We remain admirers of its well-managed, family-run poultry processing business. Between September and December, we built a position in large-scale engineering and construction business, Jacobs Engineering Group. We were drawn to its strong balance sheet and growth potential in a global economy that should soon begin to build again.

ROYCE FOCUS VALUE FUND VS. RUSSELL 2500 Value of $10,000 Invested on 2/27/09

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$3,206 million

Weighted Average P/B Ratio	1.9x

U.S. Investments (% of Net Assets)	72.4%

Non-U.S. Investments (% of Net Assets)	11.4%

Fund Net Assets	$5 million

Turnover Rate	21%

Number of Holdings	44

Symbol
Service Class	RYFVX

*Geometrically calculated

The Royce Funds 2009 Annual Report to Shareholders | 35

QUALITY + FOCUSED

Quality + Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

CUMULATIVE TOTAL RETURNS
Through 12/31/09

July-Dec 2009*	12.67%

Since Inception (4/27/09)	15.60

ANNUAL EXPENSE RATIO

Gross Operating Expenses	1.75%

Net Operating Expenses	1.49

TOP 10 POSITIONS % of Net Assets

UltraShort 20+ Year Treasury ProShares	4.0%

Western Union	2.0

Morningstar	1.9

Bank of New York Mellon (The)	1.9

Cohen & Steers	1.8

CARBO Ceramics	1.8

Fluor Corporation	1.8

Northern Trust	1.7

Invesco	1.7

MasterCard Cl. A	1.7

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Financial Services	16.2%

Financial Intermediaries	14.8

Industrial Services	14.6

Natural Resources	6.8

Industrial Products	6.2

Diversified Investment Companies	4.0

Technology	2.1

Consumer Products	1.3

Consumer Services	1.2

Cash and Cash Equivalents	32.8

Royce Partners Fund

Manager’s Discussion
Considering the challenging timing of its start in mid-year 2009, Royce Partners Fund (PTR) generated a reasonable absolute rate of return, though it lagged substantially on a relative basis. Launched in the midst of one of the most powerful rallies in recent memory, PTR never had the opportunity to fully deploy its cash in typical Royce fashion, instead investing into an environment of mostly increasing prices. For the since inception (4/27/09) period ended December 31, 2009, the Fund gained 15.6%, underperforming its benchmark, the Russell 2500, which was up 36.1% for the same period.
      Much of the missed opportunity for relative performance occurred in the Fund’s first full quarter of operation, 2009’s third quarter. Stocks continued the powerful advance that defined the second quarter, with the Russell 2500 returning a hefty +20.1% between July and September. Underinvested, PTR advanced at a much slower pace, gaining only 9.6%. The performance gap narrowed somewhat in the more subdued fourth quarter, in which PTR gained 2.9% versus its benchmark’s gain of 5.1%. At this point, however, the relative performance race had already been won.

      PTR joins two other domestic Royce offerings, Royce Heritage and Focus Value, in ranging more freely across the market cap spectrum without constraint. By applying the same rigorous analytical standards and intensive focus on risk management, PTR should be in a unique position to capitalize on market dislocations that historically have offered significant investment opportunities in companies of all sizes. We are also comfortable using the same long-term investment horizon for portfolio holdings that we use in our other funds. Investor holding periods have been compressing for several years as higher market volatility, growing risk aversion, and the ascendance of rapid-trading investment strategies have become established market practices.

GOOD IDEAS THAT WORKED
Top Contributors to 2009 Performance*

CARBO Ceramics	1.12%

Randgold Resources ADR	1.02

VZ Holding	0.91

Cohen & Steers	0.89

GrafTech International	0.88

*Includes dividends

We will apply our contrarian approach to purchasing what we estimate to be temporarily troubled businesses with defensive capital structures at times when other participants have lost patience. We believe holding them through a market cycle should provide ample exciting arbitrage opportunities. A significant portion of PTR’s portfolio will still be sourced from our primary investment universe of smaller companies.
      During the eight-month period from PTR’s inception through the end of 2009, all of the Fund’s equity sectors made positive contributions to performance. Financial Services provided

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect estimated gross annual operating expenses, and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waives and/or reimbursements. All expense information is reported in as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expense ratio at or below 1.49% through April 30, 2012. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

36 | The Royce Funds 2009 Annual Report to Shareholders

Performance and Portfolio Review

the biggest source of return, with Natural Resources, Financial Intermediaries and Industrial Products each contributing solid net gains. At the industry level, investment management businesses, energy services companies and the financial information and processing group drove results. The portfolio also had mild losses from insurance brokers and engineering and construction companies.
      The Fund’s top performer came from the Natural Resource sector and is an old Royce favorite. Carbo Ceramics is the world’s leading producer of ceramic proppants—spherical pellets used during hydraulic fracturing to increase the productivity of oil and gas wells. Well sophistication is an increasingly vital part of energy services, particularly with oil and natural gas deposits becoming more and more difficult to locate. Carbo’s suite of products, pristine balance sheet and superior financial execution in 2009’s second half all converged to spark high levels of investor interest and strong stock market performance. Randgold Resources, a gold mining and exploration company with operations in Africa, was another stellar performer benefitting from the rally in the price of gold, along with increased production tonnage and new exploration discoveries. We remain committed to investments in the precious metals and mining space for both operating and valuation characteristics as well as the natural hedge afforded by these assets against the potential for higher inflation due to global central bank stimulus efforts. VZ Holding, a niche player in the Swiss financial services sector, provides consulting services in retirement planning and wealth management for private clients over the age of 55. Improving capital market performance combined with a resilient fee-oriented business model and a strong balance sheet to produce a powerful rebound in the company’s share price from its March lows.

      Ideas that negatively affected returns were few and well contained. AON Corporation, a large insurance brokerage and human resource consulting business, had difficulty navigating the challenging environment of increasing unemployment and financially constrained customers. As it became clear that a prolonged restructuring would be required, we exited our position in search of more timely investments. Consulting business Towers Watson, formerly Watson & Wyatt, sacrificed balance sheet stability at an inopportune time in order to pursue a strategic merger. Uncomfortable with the new capital structure and industry headwinds, we chose to step aside in the fourth quarter by selling our shares.

GOOD IDEAS AT THE TIME
Top Detractors from 2009 Performance*

Aon Corporation	-0.29%

Watson Wyatt Worldwide Cl. A	-0.23

Marsh & McLennan	-0.17

Brink’s Company (The)	-0.12

Bank of New York Mellon (The)	-0.11

*Net of dividends

ROYCE PARTNERS FUND VS. RUSSELL 2500 Value of $10,000 Invested on 4/27/09

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$4,641 million

Weighted Average P/E Ratio**	23.0x

Weighted Average P/B Ratio	2.7x

U.S. Investments (% of Net Assets)	58.0%

Non-U.S. Investments (% of Net Assets)	8.6%

Fund Net Assets	$2 million

Turnover Rate	14%

Number of Holdings	50

Symbol Service Class	RPTRX

*	Geometrically calculated
**	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (15% of portfolio holdings as of 12/31/09).

The Royce Funds 2009 Annual Report to Shareholders | 37

MICRO-CAP/OPPORTUNISTIC

Micro-Cap/Opportunistic Funds generally invest in micro-caps and/or those companies considered more opportunistic.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/09

July-Dec 2009*			28.00%

One-Year			55.67

Three-Year			-0.52

Five-Year			6.07

10-Year			11.43

15-Year			12.12

Since Inception (12/31/91)			13.13

ANNUAL EXPENSE RATIO

Operating Expenses			1.69%

**Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RMC	Year	RMC

2009	55.7%	2001	23.1%

2008	-40.9	2000	16.7

2007	7.1	1999	13.7

2006	22.3	1998	-3.3

2005	11.5	1997	24.7

2004	15.8	1996	15.5

2003	52.6	1995	19.1

2002	-13.4	1994	3.6

TOP 10 POSITIONS % of Net Assets

Atlantic Tele-Network			1.3%

Olympic Steel			1.3

T-3 Energy Services			1.3

Allied Nevada Gold			1.2

Patriot Transportation Holding			1.2

Horsehead Holding Corporation			1.1

Silvercorp Metals			1.1

Cavco Industries			1.0

SMART Modular Technologies (WWH)			1.0

Semperit AG Holding			1.0

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Natural Resources			16.3%

Technology			13.9

Industrial Products			11.6

Industrial Services			11.2

Health			10.6

Consumer Products			7.6

Consumer Services			4.1

Financial Intermediaries			3.9

Financial Services			3.6

Miscellaneous			4.9

Cash and Cash Equivalents			12.3

Royce Micro-Cap Fund

Manager’s Discussion
After a red-hot first half, the portfolio of scrutinously selected micro-cap stocks that make up Royce Micro-Cap Fund showed few signs of slowing down in the second half of 2009. RMC gained 55.7% in 2009, substantially ahead of its benchmark, the Russell 2000, which was up 27.2%, and the Russell Microcap index, which was up 27.5% for the same period. During the first half, the Fund offered a highly attractive blend of better relative returns in the first-quarter downturn (-6.9% versus -15.0% for its benchmark) and a terrific relative and absolute showing in the robust rally of the second quarter (+30.7% versus +20.7%). The second half of the year was more consistently bullish. During the dynamic third quarter, the Fund gave back a bit of its relative advantage to the micro-cap index while still outpacing its benchmark, up 20.2% versus respective gains of 19.3% and 20.9% for the Russell 2000 and Russell Microcap index. The Fund then beat both indexes in the year’s final quarter, gaining 6.5% compared to a gain of 3.9% for its benchmark and a loss of 0.5% for the micro-cap index.

      The rally that kicked off in early March helped to spur the Fund’s calendar-year performance. From the market low on March 9, 2009 through December 31, 2009, RMC rose 99.4%, while the Russell 2000 gained 84.5% and the Russell Microcap was up 86.0%. We were very happy with the Fund’s results, even as we remain acutely aware that recent gains have not yet erased the losses in the current market cycle that began with the small-cap market peak on July 13, 2007. (Please see page 12 for the Fund’s recent market cycle returns.) Nonetheless, we were very pleased with the Fund’s performance on a relative basis.

GOOD IDEAS THAT WORKED
Top Contributors to 2009 Performance*

Allied Nevada Gold	1.63%

Fuqi International	1.60

Aquiline Resources	1.39

Silvercorp Metals	1.33

Stein Mart	1.22

*Includes dividends

RMC beat the Russell Microcap (for which data goes back only to 2003) for the one-, three- and five-year periods ended December 31, 2009, and it outpaced the Russell 2000 for the one-, three-, five-, 10-, 15-year and since inception (12/31/91) periods ended December 31, 2009. The Fund’s average annual total return since inception was 13.1%.
      Each of the Fund’s equity sectors finished the year with positive performance, with Natural Resources and Technology providing especially strong showings. Net gains in Technology were concentrated in the semiconductors and equipment industry, though impressive results could also be found in telecommunications holdings and in the components and systems

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RMC reflects Investment Class results. Shares of RMC’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees, other expenses and acquired fund fees and expenses. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

38 | The Royce Funds 2009 Annual Report to Shareholders

Performance and Portfolio Review

group. Within Natural Resources, holdings in the precious metals and mining industry did best, easily outpacing all of the Fund’s other industry groups and most of its sectors. Mining businesses benefited chiefly from steadily rising commodity prices, gold in particular. They also seem to be attracting investors’ attention more for their attractive earnings and cash flow characteristics than for their potential or actual commodity production. Even with this newer attention, we still see many companies in the industry as having ample room to grow before reaching what we would regard as full value.
      Three of the Fund’s five top-performing holdings came from this group. Allied Nevada Gold operates out of that state and also runs projects in California, Idaho, Colorado, Mexico and Indonesia, among other places. In our view, the company has been highly successful making the transition from being primarily an exploration business to a production business. We trimmed our position early in 2009. Aquiline Resources was among the first of what we estimate could be many acquisitions of smaller mining concerns by larger companies now that credit is easing; in this case, it was acquired by a company that we own in other Royce-managed portfolios, Pan American Silver. We sold our position in Aquiline Resources in October and November. The final two months of 2009 saw us taking some gains in Silvercorp Metals. Although the price of silver remained shy of its spring 2008 high, we remained confident in silver’s long-term prospects and have long liked its hybrid status as a precious metal with multiple applications in industry and medicine.

      In June, we greatly reduced our stake in Fuqi International, which designs and sells jewelry in China. Earnings continued to be positive and beat analysts’ expectations, which helped its price to soar into September before it then slipped through the end of the year. As for those less successful companies in 2009, we sold our shares in media company Journal Communications in March after it proved more disappointing than we anticipated it might. We were more optimistic about Key Technology, which makes process automation systems that integrate electro-optical inspection and sorting, specialized conveying, and product preparation equipment. Its business and share price have been hurt by the recession, but we like its balance sheet and its prospects, especially as the pharmaceutical industry gears up to use the firm’s products. We built our position through August.

GOOD IDEAS AT THE TIME
Top Detractors from 2009 Performance*

Journal Communications Cl. A	-0.83%

Key Technology	-0.67

BCB Holdings	-0.34

United Fire & Casualty	-0.29

Kenexa Corporation	-0.27

*Net of dividends

ROYCE MICRO-CAP FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/31/91

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$327 million

Weighted Average P/B Ratio			1.6x

U.S. Investments (% of Net Assets)			65.7%

Non-U.S. Investments (% of Net Assets)			22.0%

Fund Net Assets			$1,079 million

Turnover Rate			34%

Number of Holdings			212

Symbol Investment Class			RYOTX
Service Class			RMCFX
Consultant Class			RYMCX

*			Geometrically calculated
MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RMC	Median	Breakpoint

Sharpe Ratio	0.25	-0.07	0.11

Standard Deviation	20.86	21.86	20.45

*
Five years ended 12/31/09. Category Median and Best Quartile Breakpoint based on 24 micro-cap objective funds (oldest class only) with at least five years of history. (All small-cap objective funds with median market capitalizations below $500 million.)

The Royce Funds 2009 Annual Report to Shareholders | 39

MICRO-CAP/OPPORTUNISTIC

Micro-Cap/Opportunistic Funds generally invest in micro-caps and/or those companies considered more opportunistic.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/09

July-Dec 2009*			31.47%

One-Year			53.58

Three-Year			0.20

Five-Year			5.59

10-Year			10.80

15-Year			13.47

Since Inception (12/15/93)			12.77

ANNUAL EXPENSE RATIO

Gross Operating Expenses			1.60%

Net Operating Expenses			1.49

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RLP	Year	RLP

2009	53.6%	2001	25.1%

2008	-36.0	2000	24.0

2007	2.3	1999	29.8

2006	19.0	1998	2.4

2005	9.7	1997	19.5

2004	13.6	1996	22.8

2003	44.0	1995	22.5

2002	-16.3	1994	3.0

TOP 10 POSITIONS % of Net Assets

Ivanhoe Mines			1.9%

Trican Well Service			1.8

Nu Skin Enterprises Cl. A			1.7

Gammon Gold			1.7

Alamos Gold			1.7

Silver Standard Resources			1.6

GrafTech International			1.5

Intrepid Potash			1.5

Pan American Silver			1.5

Kennametal			1.5

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Natural Resources			25.4%

Technology			16.6

Industrial Products			11.2

Industrial Services			9.4

Consumer Products			7.9

Financial Intermediaries			6.9

Health			4.4

Consumer Services			3.7

Financial Services			3.2

Miscellaneous			4.6

Cash and Cash Equivalents			6.7

Royce Low-Priced Stock Fund

Manager’s Discussion
One area of the stock market that received ample attention from investors in 2009 was low-priced stocks, which was clearly reflected in the calendar-year return for Royce Low-Priced Stock Fund (RLP). The Fund rose an eye-catching 53.6% in 2009, trouncing the 27.2% mark posted by its small-cap benchmark, the Russell 2000, for the same period. We were clearly pleased to see such strong performance, but it was not simply the result of investors’ sudden affection for stocks priced in the single digits or slightly higher. The bear market was alive and well through much of the first quarter, a period in which the Fund lost 7.8% versus a decline of 15.0% for the Russell 2000. This early advantage was also a factor in RLP’s 2009 showing.
      RLP beat the Russell 2000 in the second (+26.6% versus +20.7%), third (+23.8% versus +19.3%) and fourth (+6.2% versus +3.9%) quarters. From the market low on March 9, 2009 through December 31, 2009, the Fund climbed 101.0% compared to a gain of 84.5% for the small-cap benchmark. These results helped the Fund to re-build its longer-term, absolute return record in the wake of 2008’s bear market. The bear actually first made the scene with the dawn of the current market cycle, which began with the small-cap market peak on July 13, 2007. (Please see page 12 for the Fund’s recent market cycle results.)

      So while the Fund’s absolute returns for the three-year and five-year periods ended December 31, 2009 were not ideal, they were improved and positive, and RLP’s longer-term absolute results were strong. We were very pleased with the Fund’s relative results over each of these periods. RLP outpaced the Russell 2000 for the one-, three-, five-, 10-, 15-year and since inception (12/15/93) periods ended December 31, 2009. The Fund’s average annual total return for the since inception period was 12.8%.

GOOD IDEAS THAT WORKED
Top Contributors to 2009 Performance*

Ivanhoe Mines	3.38%

Nu Skin Enterprises Cl. A	2.27

Gammon Gold	1.64

Perot Systems Cl. A	1.52

Sims Metal Management ADR	1.48

*Includes dividends

      In 2009, Natural Resources led all sectors by a wide margin, followed by Technology. The latter is an area in which we have had perennial interest, considering its importance in the global economy. The 2000 tech bubble created a bear market for the sector that saw a few rallies between 2003 and mid-2008, mostly in the form of short-term upswings that were not particularly robust. These generally low share prices for small-cap technology stocks made us active buyers in the kinds of ‘pick and shovel’ businesses that we have historically favored within technology. Several of the Fund’s Tech industries rebounded nicely in 2009, particularly the semiconductors and equipment

Important Performance and Expense Information
All performance information in this Report reflects past performance is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RLP reflects Service Class results. Shares of RLP’s R Class bear an annual distribution expense that is higher than that of the Service Class. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through April 30, 2010 to the extent necessary to limit total annual operating expenses to no more than 1.49% for the Service Class. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

40 | The Royce Funds 2009 Annual Report to Shareholders

Performance and Portfolio Review

group, telecommunications stocks and IT services companies. Two factors keyed the recovery—tech businesses have been both productive and, in many cases, profitable, and much early M&A (merger & acquisition) activity during the downturn was focused on tech businesses, which seemed to alert other investors to its potential. The sector’s top performer, long-time holding Perot Systems, was one such target—Dell announced it was buying the company in September at a very attractive premium.
       The Natural Resources sector is home to two industries in which we have had a long-term interest—energy services companies and precious metals and mining stocks. Our investments in these industries have been based on the idea that certain commodity prices would rise over the long run, and the soaring price of oil and gold were two of the big stories in 2009. In the precious metals and mining group, our analysis suggests that the prices of many of these stocks have not yet increased proportionally with the rise in precious metals commodity prices. We also think that as equity investors begin to see these companies as earnings and cash flow entities, and not simply as asset plays, share prices could be boosted.
      Our patience with top performer—and largest holding—Ivanhoe Mines was tested as a supposedly imminent agreement with the Mongolian government to approve the firm’s copper mining plans took four years and three governments to sign. We began to reduce our position in July as its stock price climbed. Another top-ten holding, Gammon Gold, reaped the benefits of successfully making the transition from an exploration business to one more engaged in gold production. Elsewhere in the portfolio, we were pleased to see the rejuvenation of Nu Skin Enterprises.

The company develops and distributes personal care products and nutritional supplements worldwide via a direct marketing model. Its stock had been struggling, but in 2009 it benefited from a weaker dollar and improving demand in both Japan, which accounts for about one-third of sales, and China, as well from an enthusiastic reception to its new skin-care products.
      We still held a position in Endo Pharmaceuticals Holdings, though we remained dissatisfied with its decision to move away from its core pain management products, which were a large part of our initial interest in the company, into new areas. Sensing that we had fallen into a value trap with ViroPharma, a biopharmaceutical company, we began to reduce our stake in March. We were drawn to its balance sheet and the already-effective antibiotic it produces, but were concerned that its stock would have trouble rebounding.

GOOD IDEAS AT THE TIME
Top Detractors from 2009 Performance*

Endo Pharmaceuticals Holdings	-0.90%

ViroPharma	-0.60

LECG Corporation	-0.45

Callaway Golf	-0.31

Pason Systems	-0.27

*Net of dividends

ROYCE LOW-PRICED STOCK FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/15/93

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$1,058 million

Weighted Average P/B Ratio			1.8x

U.S. Investments (% of Net Assets)			77.2%

Non-U.S. Investments (% of Net Assets)			15.9%

Fund Net Assets			$3,440 million

Turnover Rate			22%

Number of Holdings			198

Symbol
Investment Class			RLPHX
Service Class			RYLPX
Institutional Class			RLPIX
R Class			RLPRX
K Class			RLPKX

*Geometrically calculated
MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Decile
	RLP	Median	Breakpoint

Sharpe Ratio	0.23	0.01	0.19

Standard Deviation	22.76	20.84	18.56

*	Five years ended 12/31/09 Category Median and Best Decile Breakpoint based on 314 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2009 Annual Report to Shareholders | 41

MICRO-CAP/OPPORTUNISTIC

Micro-Cap/Opportunistic Funds generally invest in micro-caps and/or those companies considered more opportunistic.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/09

July-Dec 2009*			36.01%

One-Year			62.14

Three-Year			-4.81

Five-Year			1.42

10-Year			9.78

Since Inception (12/19/96)			12.13

ANNUAL EXPENSE RATIO

Operating Expenses			1.23%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROF	Year	ROF

2009	62.1%	2002	-17.0%

2008	-45.7	2001	17.3

2007	-2.0	2000	19.9

2006	18.8	1999	32.3

2005	4.8	1998	4.9

2004	17.5	1997	20.8

2003	72.9

TOP 10 POSITIONS % of Net Assets

Century Aluminum			1.0%

Bottomline Technologies			0.9

Dillard’s Cl. A			0.9

Collective Brands			0.9

Solutia			0.8

Ferro Corporation			0.8

Hanesbrands			0.7

MarineMax			0.7

Trex Company			0.7

Spartech Corporation			0.7

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Technology			31.2%

Industrial Products			22.8

Consumer Services			12.8

Industrial Services			8.0

Consumer Products			4.1

Financial Intermediaries			3.8

Natural Resources			3.5

Health			3.3

Financial Services			0.6

Miscellaneous			4.9

Bonds			0.2

Cash and Cash Equivalents			4.8

42 | The Royce Funds 2009 Annual Report to Shareholders
Royce Opportunity Fund

Manager’s Discussion
With a portfolio focused on turnarounds and special situations, Royce Opportunity Fund (ROF) excelled in the powerful rebound for smaller company stocks in 2009. For the calendar year, the Fund gained 62.1%, easily outpacing its small-cap benchmark, the Russell 2000, which was up 27.2% for the same period. After comparable performance with its benchmark during the bearish first quarter (-12.9% versus -15.0%), the Fund catapulted ahead of the small-cap index in the very dynamic bull period that characterized the second (+36.9% versus +20.7%) and third (+32.1% versus +19.3%) quarters. In the year’s concluding quarter, the rally continued, albeit at a slower pace. During this period, ROF gained 3.0% versus 3.9% for the Russell 2000.
      We were quite pleased with the Fund’s return on both an absolute and relative basis. Companies of all shapes and sizes performed well in 2009, but it was those smaller and lower-priced stocks that rallied the most as investors reduced their risk aversion and began to sift through the small-cap wreckage for unrecognized value. This area of unloved and underfollowed companies is at the core of ROF’s investment discipline. Importantly, from the market low on March 9, 2009 through December 31, 2009, ROF significantly outperformed its benchmark, climbing 140.8% compared to an 84.5% gain for the Russell 2000. For more on the Fund’s results over recent market cycles, please see page 12.
      While 2009 provided ROF’s second-best calendar year performance on record, most recent results have yet to erase the difficulties of 2008. However, on a relative basis, the Fund re-attained its performance edge over the Russell 2000 for the one-, three-, five-, 10-year and since inception (11/19/96) periods ended December 31, 2009. The Fund’s average annual total return since inception was 12.1%.

      The initial rise in stock prices from the dark days of early March, 2009 can be explained to some degree as seller’s exhaustion. The absence of selling created the vacuum that gave rise to a very broad rally, lifting many stocks that seemed to have the most to lose from deteriorating economic conditions. However, as the rally took hold mid-year, many companies that benefited were showing fundamental improvement in margins and earnings. So while the rising tide did indeed lift all ships, we still view the investment landscape for special situations and turnarounds as quite robust, with valuations still not completely reflecting the potential for improving operating results.
       Technology led all of the Fund’s sectors by a wide margin. It appeared as though investors returned to an area of the market that could boast many companies known for strong balance

GOOD IDEAS THAT WORKED
Top Contributors to 2009 Performance*

Dillard’s Cl. A	1.69%

Veeco Instruments	1.65

Temple-Inland	1.54

Maxwell Technologies	1.42

Nanometrics	1.30

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for ROF reflects Investment Class results. Shares of ROF’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees, and other expenses. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

Performance and Portfolio Review

sheets, limited business risk and high internal margins. Tech’s leading industry was the semiconductors and equipment group, a somewhat unsurprising development since these businesses provide the crucial components used in an array of devices critical to productivity. Veeco Instruments found itself in the enviable position of having products servicing the LED, data storage and semiconductor markets at a moment when capital expenditures for power savings and cost efficiency solutions began to increase. Similarly, Maxwell Technologies, a developer of products and services for power conversion systems with customers in both the private and public sectors, introduced a new ultra-capacitor attractive to the growing end markets of wind energy, railroads and transportation.
      Consumer Services was another bright spot, as the headlines proclaiming the demise of the U.S. consumer proved exaggerated. While consumer activity remains hard to gauge going forward, certain retailers have proven themselves quite adept at inventory management and nimble merchandising. Dillard’s was a case in point, benefitting from its locations in the growing markets of the South and Midwest and solid business initiatives that until recently had been masked by a deteriorating economy. Its policy of owning the land where its stores stand also served it well in what became a very difficult financing environment for many of its competitors.

      First BanCorp of Puerto Rico had the distinction of being a turnaround that failed to materialize as the economic woes that plagued global economies did not leave Puerto Rico immune. Funding from the Federal government’s TARP program was unable to alleviate the capital shortfall and it became clear that additional dilutive capital raises would be necessary. We began to reduce our position in September. We were more optimistic about the prospects for NCI Building Systems, an integrated manufacturer and supplier of engineered metal building systems. The company struggled as the troubles that first hurt the residential housing market spread rapidly into the non-residential sector, NCI’s primary end market. However, aggressive restructuring and a solid cash position should provide for significantly improving margins when industry conditions change. In addition, NCI is moving towards green building practices, with a variety of products that substantially enhance a building’s energy efficiency.

GOOD IDEAS AT THE TIME
Top Detractors from 2009 Performance*

First BanCorp of Puerto Rico	-0.87%

NCI Building Systems	-0.65

Penford Corporation	-0.35

Greatbatch	-0.32

Chemtura Corporation	-0.32

*Net of dividends

ROYCE OPPORTUNITY FUND VS. RUSSELL 2000 Value of $10,000 Invested on 11/19/96

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$499 million

Weighted Average P/B Ratio			1.2x

U.S. Investments (% of Net Assets)			95.0%

Non-U.S. Investments (% of Net Assets)			0.0%

Fund Net Assets			$1,645 million

Turnover Rate			44%

Number of Holdings			299

Symbol Investment Class			RYPNX
Service Class			RYOFX
Consultant Class			ROFCX
Institutional Class			ROFIX
R Class			ROFRX
K Class			ROFKX

*			Geometrically calculated
MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	ROF	Median	Breakpoint

Sharpe Ratio	0.08	0.01	0.09

Standard Deviation	27.26	20.84	19.75

*			Five years ended 12/31/09 Category Median and Best Quartile Breakpoint based on 314 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2009 Annual Report to Shareholders | 43

MICRO-CAP/OPPORTUNISTIC

Micro-Cap/Opportunistic Funds generally invest in micro-caps and/or those companies considered more opportunistic.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/09

July-Dec 2009*			21.78%

One-Year			41.38

Three-Year			-4.90

Five-Year			3.05

Since Inception (6/14/01)			12.68

ANNUAL EXPENSE RATIO

Operating Expenses			1.48%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RVP	Year	RVP

2009	41.4%	2005	13.2%

2008	-41.1	2004	28.2

2007	3.2	2003	79.9

2006	19.4	2002	-14.7

TOP 10 POSITIONS % of Net Assets

Gildan Activewear			1.9%

Kennametal			1.8

Grainger (W.W.)			1.6

Littelfuse			1.6

SRA International Cl. A			1.5

Knight Capital Group Cl. A			1.4

DreamWorks Animation SKG Cl. A			1.4

Coach			1.3

Unit Corporation			1.2

Gammon Gold			1.2

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Technology			19.8%

Natural Resources			15.8

Industrial Services			12.4

Financial Intermediaries			11.1

Industrial Products			9.5

Consumer Services			8.1

Consumer Products			5.6

Health			5.6

Financial Services			3.0

Miscellaneous			4.5

Cash and Cash Equivalents			4.6

Royce Value Plus Fund

Manager’s Discussion
Royce Value Plus Fund’s portfolio of micro-cap, small-cap and mid-cap stocks enjoyed a strong showing in the calendar year. RVP gained 41.4% in 2009, easily outpacing its benchmark index, the Russell 2000, which was up 27.2% for the same period. The Fund got off to a very strong relative start by losing far less than the Russell 2000 during the primarily bearish first quarter (-6.4% versus -15.0%). RVP then participated in the rally that followed, outgaining its benchmark in the second quarter (+24.1% versus +20.7%). During the second half of the year, the Fund gave up some of its large advantage, though its results were more than respectable on an absolute basis. RVP rose 18.1% in the third quarter, versus 19.3% for the Russell 2000, and was up 3.1% in the fourth quarter, compared to a gain of 3.9% for the benchmark. The relative stall in the year’s last two quarters left the Fund trailing the Russell 2000 during the rally that began in early March. From the market low on March 9, 2009 through December 31, 2009, RVP climbed 79.8% versus 84.5% for its benchmark.
      Perhaps needless to say, we were not too troubled by the Fund’s underperformance in this period given its strong absolute result. Such performances are the first efforts toward ultimately moving beyond the losses of 2008—and those of the current market cycle that began with the small-cap market peak on July 13, 2007. (Please see page 12 for the Fund’s recent market cycle results.) We were pleased that RVP outperformed the Russell 2000 for the one-, three-, five-year and since inception (6/14/01) periods ended December 31, 2009. The Fund’s average annual total return since inception was 12.7%.

      As was the case in the first half of the year, the Fund’s two largest sectors—Technology and Natural Resources—also made the most significant contributions to performance for the full year. Seeing what we thought were extraordinary opportunities as the bear market worsened, we were very active buyers of tech stocks during the downturn. We first bought shares of data storage equipment maker, Brocade Communications, not long after it announced plans to acquire another portfolio favorite, Foundry Networks, in July 2008. Its share price nearly quadrupled off its March 2009 low before June ended. Stimulus-derived spending on telecom, an expanding partnership with IBM and solid profits all seemed to help the stock to soar. Although we sold our position between June and November, we repurchased shares in December after its share price cooled off. NVIDIA Corporation makes chips used to create video graphics. A

GOOD IDEAS THAT WORKED
Top Contributors to 2009 Performance*

Ivanhoe Mines	1.83%

Gildan Activewear	1.54

Brocade Communications Systems	1.42

NVIDIA Corporation	1.30

Skyworks Solutions	1.30

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RVP reflects Service Class results. Shares of RVP’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

44 | The Royce Funds 2009 Annual Report to Shareholders

Performance and Portfolio Review

diverse product line, growing business, positive earnings and a newly favorable environment in its niche industry all helped investors to see its value more clearly. We began to take gains in April as its price rose.
      Two of the Fund’s best-performing industries—the energy services group and precious metals and mining companies—came from the Natural Resources sector. Net gains in energy services were spread among several companies, including long-term holdings such as Unit Corporation and Trican Well Service. Ivanhoe Mines offered an important lesson in the value of patience for contrarian investors like ourselves. When we first began to buy the stock in RVP’s portfolio, this Canadian mining business was cultivating a substantial presence in Mongolia, whose government approves all major mining operations. An agreement was considered imminent, and our interest—and position—grew. Four years and three governments later, the agreement was finally ratified, and promising copper and gold mines began to attract investors to Ivanhoe’s stock. We took some gains between August and October as its price began to shine.
      Strong fundamentals first drew us to Gildan Activewear, a company that produces blank t-shirts, sport shirts and fleece to wholesale distributors for subsequent screenprinting with designs and logos. Its stock was hammered through the downturn, hurt by rising cotton prices, plant problems and, more generally, the recession. The company battled back by gaining market share, establishing relationships with retailers and expanding its product line further into fleeces and socks. We think it is a well-managed business with room to grow and built our stake through October.

      Our growing interest in the beaten-up banking industry led to us building our position in Synovus Financial, a Georgia-based bank that we first bought in the summer of 2008, though our time frame for its recovery remains long term. Our estimate of its business was based on the idea that it could eventually overcome its losses, mostly in commercial real estate loans, with TARP funds it received. We felt differently about K-V Pharmaceutical, which we first bought in September 2008 as its share price was falling. Between December 2008 and January 2009, the company’s problems grew at a near-exponential rate. Manufacturing problems, multiple drug recalls, and an FDA-mandated suspension of operations all had a predictably negative effect on its stock, leading us to take our losses and move on between January and February.

GOOD IDEAS AT THE TIME
Top Detractors from 2009 Performance*

Synovus Financial	-0.71%

K-V Pharmaceutical Cl. A	-0.60

RealNetworks	-0.30

Enterprise Financial Services	-0.24

Brown & Brown	-0.24

*Net of dividends
ROYCE VALUE PLUS FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/14/01

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$1,415 million

Weighted Average P/B Ratio			1.8x

U.S. Investments (% of Net Assets)			89.0%

Non-U.S. Investments (% of Net Assets)			5.9%

Fund Net Assets			$3,158 million

Turnover Rate			39%

Number of Holdings			148

Symbol Investment Class			RVPHX
Service Class			RYVPX
Consultant Class			RVPCX
Institutional Class			RVPIX
R Class			RVPRX
K Class			RVPKX

*			Geometrically calculated
MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RVP	Median	Breakpoint

Sharpe Ratio	0.12	0.01	0.09

Standard Deviation	21.76	20.84	19.75

*			Five years ended 12/31/09. Category Median and Best Quartile Breakpoint based on 314 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2009 Annual Report to Shareholders | 45

MICRO-CAP/OPPORTUNISTIC

Micro-Cap/Opportunistic Funds generally invest in micro-caps and/or those companies considered more opportunistic.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/09

July-Dec 2009*			15.26%

One-Year			25.86

Three-Year			-8.89

Five-Year			-1.00

Since Inception (10/3/03)			3.35

ANNUAL EXPENSE RATIO

Gross Operating Expenses			3.33%

Net Operating Expenses			1.49

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RDF	Year	RDF

2009	25.9%	2006	16.8%

2008	-35.1	2005	7.6

2007	-7.4	2004	13.4

TOP 10 POSITIONS % of Net Assets

iGATE Corporation			2.7%

Neogen Corporation			2.4

Meadowbrook Insurance Group			2.4

CTS Corporation			2.3

Jos. A. Bank Clothiers			2.3

ChinaCast Education			2.2

Super Micro Computer			2.1

Olympic Steel			2.0

USA Mobility			1.9

ATC Technology			1.9

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Technology			20.7%

Health			17.8

Industrial Products			16.9

Financial Intermediaries			13.9

Industrial Services			13.1

Consumer Products			3.9

Natural Resources			3.7

Consumer Services			3.4

Miscellaneous			2.7

Cash and Cash Equivalents			3.9

Royce Discovery Fund

Manager’s Discussion
Royce Discovery Fund gained 25.9% in 2009, underperforming both its benchmark, the Russell Microcap index, which was up 27.5%, and the small-cap Russell 2000, which rose 27.2% for the same period. During the bearish first quarter, the Fund fell 13.5% versus respective declines of 15.2% and 15.0% for the Russell Microcap index and the Russell 2000. The market then rebounded fiercely. In the dynamic second quarter, RDF benefited from its concentration in micro-cap stocks, as the smallest of the small led by the widest margin during the early phase of the recovery. For the second quarter, the Fund gained 26.3% compared to the Russell Microcap index’s 25.0% gain and the Russell 2000’s 20.7% increase. In the equally bullish third quarter, the Fund’s performance began to slip, though it was still very strong on an absolute basis. Between July and September, RDF was up 15.0% versus respective gains of 20.9% and 19.3% for its benchmark and the Russell 2000. When the market quieted down in the fourth quarter, the Fund and the two indexes followed suit, with RDF up 0.2%, the Russell Microcap index down 0.5%, and the Russell 2000 gaining 3.9%.
      The rally that began on March 9, 2009, though it stalled a bit in June and October, rolled on mostly unimpeded through the end of the year. From that early March low through December 31, 2009, RDF rose 77.3% versus gains of 86.0% for the Russell Microcap index and 84.5% for the Russell 2000. Of course, the bull’s advance remains a short-term event for now and in any case has not yet made back the losses incurred during 2008 or since the small-cap peak on July 13, 2007. (For more on the Fund’s results over recent market cycles, please see page 12.)

      While we were somewhat chagrinned by RDF’s relative showing in 2009, we thought that its strong absolute return somewhat compensated. In addition, the Fund beat the Russell Microcap index for the three-year, five-year and since inception periods (10/3/03) ended December 31, 2009, while it underperformed the Russell 2000 over the three- and five-year periods. The Fund’s average annual total return since inception was 3.4%.
      RDF’s proprietary model was created to select a diversified portfolio of statistically inexpensive micro-cap companies that we regard as possessing high quality based on metrics

GOOD IDEAS THAT WORKED
Top Contributors to 2009 Performance*

iGATE Corporation	2.59%

ChinaCast Education	2.05

Olympic Steel	1.85

KapStone Paper and Packaging	1.75

CTS Corporation	1.71

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses, including management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio at or below 1.49% through April 30, 2010 and at or below 1.99% through April 30, 2019. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

46 | The Royce Funds 2009 Annual Report to Shareholders

Performance and Portfolio Review

that are built into it. This means that we do not make subjective investigations into industries that may look undervalued as our other portfolio managers do, a factor that helped some other Royce Funds in 2009. The model combines the utilization of traditional measures, such as returns on invested capital, low debt, P/E, price-to-book, etc., with custom proprietary features. The result is a strict focus on bottom-up fundamentals and pricing inefficiencies. The model is not designed to identify specific catalysts for growth, other then the eventual recognition of the qualities for which it screens. The portfolio is diversified in an effort to reduce downside risk from individual holdings and to capture the small return efficiency of a large selection of stocks. It remains important to note that we have not altered our proprietary model during the volatile markets of the past 18 months. In addition, we would expect to be out of sync with both the small-cap market as a whole and the micro-cap segment as a group from time to time and especially over short-term periods.
      Moreover, we want to mention that security selection, as opposed to sector allocation, should be the primary determinant of returns. That said, each of the Fund’s equity sectors posted net gains during 2009. As was the case in the first half of the year, the Technology, Industrial Services, and Industrial Products sectors made the most significant contributions to performance for the calendar year.

Financial Intermediaries was the worst performing sector, although it did positively contribute to performance for the year. At the industry level, commercial industrial services companies, IT Services businesses, and metal fabrication and distribution stocks were the leaders. A global information technology company based in California, iGATE Corporation, was the portfolio’s top performer in 2009. The company provides outsourcing of IT and business process outsourcing services. Hong Kong-based ChinaCast Education provides e-learning and training services in the Peoples Republic of China. Cardiac Science, the most significant detractor to 2009 results, manufactures and sells automated external defibrillators, while VAALCO Energy acquires, explores, and develops crude oil and natural gas properties.

GOOD IDEAS AT THE TIME
Top Detractors from 2009 Performance*

Cardiac Science	-1.36%

VAALCO Energy	-1.20

Monarch Casino & Resort	-0.91

Amerisafe	-0.78

Atlantic Tele-Network	-0.71

*Net of dividends
ROYCE DISCOVERY FUND VS. RUSSELL 2000 AND RUSSELL MICROCAP INDICES Value of $10,000 Invested on 10/3/03

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$225 million

Weighted Average P/E Ratio**			14.0x

Weighted Average P/B Ratio			1.2x

U.S. Investments (% of Net Assets)			95.6%

Non-U.S. Investments (% of Net Assets)			0.0%

Fund Net Assets			$3 million

Turnover Rate			13%

Number of Holdings			99

Symbol Service Class			RYDFX

*			Geometrically calculated
**			The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (26% of portfolio holdings as of 12/31/09).
MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RDF	Median	Breakpoint

Sharpe Ratio	-0.10	0.01	0.09

Standard Deviation	19.97	20.84	19.75

*			Five years ended 12/31/09. Category Median and Best Quartile Breakpoint based on 314 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2009 Annual Report to Shareholders | 47

GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/09

July-Dec 2009*	28.48%

One-Year	57.69

Three-Year	-4.99

Since Inception (12/29/06)	-4.99

ANNUAL EXPENSE RATIO

Gross Operating Expenses	3.52%

Net Operating Expenses	1.79

*Not annualized

TOP 10 POSITIONS % of Net Assets

Hochschild Mining	2.8%

Burckhardt Compression Holding	2.6

Semperit AG Holding	2.5

Pfeiffer Vacuum Technology	2.2

Asian Citrus Holdings	2.0

Lamprell	1.9

Partners Group Holding	1.8

Mayr-Melnhof Karton	1.8

Hunter Douglas	1.8

Societe Internationale de Plantations d’Heveas	1.7

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Industrial Products	22.0%

Natural Resources	14.9

Consumer Products	14.0

Health	10.2

Financial Services	7.8

Financial Intermediaries	7.2

Technology	7.0

Consumer Services	3.2

Industrial Services	3.0

Cash and Cash Equivalents	10.7

Royce European Smaller-Companies Fund

Manager’s Discussion
Stocks enjoyed a stellar year across the globe in 2009, but among smaller companies in the developed world, those in Europe really performed. Royce European Smaller-Companies Fund (RES) fared well on an absolute basis in 2009, gaining 57.7%, while somewhat underperforming its small-cap benchmark, the MSCI Europe Small Core index, which was up 64.6% for the same period. After outpacing the benchmark in the challenging year of 2008, we were not altogether surprised by the underperformance in 2009, especially within the context of RES’s high absolute return.
      Quarterly showings were mildly disappointing on a relative basis in all but the final quarter of 2009. In the volatile first quarter, RES declined 8.5% compared to a loss of 6.8% for the European small-cap index. In the dramatic rally that spanned the second and third quarters, RES struggled to keep pace in the broad and undifferentiated move off the March lows for stocks. The Fund gained 34.1% and 21.7%, respectively, for the second and third quarters versus gains of 37.0% and 28.4% for its benchmark. In the more temperate fourth quarter, RES rose 5.6% versus a gain of 0.3% for the MSCI Europe Small Core index. We were encouraged that in the more historically normal fourth quarter, the Fund began to differentiate itself from the index as qualitative metrics were once again a major determinant of individual stock performance.
      The Fund recently passed the three-year mark of operating history. While RES’s since inception (12/29/06) relative results demonstrated the importance of our disciplined and defensive approach—the Fund handily beat its European benchmark—its results were still negative. RES had the distinction of being launched just seven months prior to the most recent U.S. small-cap peak in July 2007 and struggled in what we now recognize was the beginning of a severe bear market. For more on the Fund’s results over recent market cycles, please see page 12.

      From a sector standpoint, Natural Resources contributed most to the Fund’s performance by a wide margin. Within this sector, the precious metals and mining industry paralleled its sector, leading all of the Fund’s other industry groups. A combination of commodity price appreciation and improved operating conditions helped to renew investor enthusiasm. In addition, increasing global concern over the extent of stimulative measures by central banks to

GOOD IDEAS THAT WORKED
Top Contributors to 2009 Performance*

Hochschild Mining	3.69%

Northam Platinum	3.18

Ashmore Group	2.94

Semperit AG Holding	2.52

Sipef	2.32

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses, and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waives and/or reimbursements. All expense information is reported in as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, other than acquired fund fees and expenses, to the extent necessary to maintain the Fund’s net direct annual operating expense ratio at or below 1.69% through April 30, 2010 and at or below 1.99% through April 30, 2019. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

48 | The Royce Funds 2009 Annual Report to Shareholders

Performance and Portfolio Review

confront the financial crisis drove investors to seek inflation hedges in a broad array of hard assets. London-based Hochschild Mining, which mines and processes silver and, to a lesser extent, gold, was the Fund’s top individual contributor. Northam Platinum, which mines platinum group metals such as platinum, palladium and Rhodium, among others, was another significant contributor. The combination of increased demand from its industrial customers with substantially increased current production from a new mine helped its stock price to shine. We remain convinced that Northam has room to grow and believe that it still carries a relatively large valuation discount to its major competitors.
      Industrial Products and Consumer Products were also large contributors, as both individuals and corporations began to loosen their purse strings following two years of constrained spending. Semperit is an Austrian manufacturer of industrial rubber and plastic products. Economic woes drove its stock down to five-year lows in 2008 before it quickly rebounded in 2009 as its highly robust business model allowed it to report successive quarters of record earnings. The company had just the right balance of disciplined financial management and diversified sales into a wide variety of industrial applications, which provided investors with what we regard as a reasonable margin of financial safety and broad participation in the resurgence in economic activity.
      Investment management, an industry for which we hold a particular fondness, also contributed to performance, the result of investor risk aversion beginning to abate and assets moving in. London-based emerging market asset manager, Ashmore Group, recovered nicely from its first quarter lows as investors began allocating assets back into emerging markets, first in fixed income, which is Ashmore’s area of expertise.

      In the area of ideas that looked good at the time, the failure of EFG International, a Swiss bank holding company that offers private banking and asset management services, to execute on a number of aggressive growth initiatives resulted in a series of earnings disappointments and growing concern about balance sheet adequacy. We sold our shares in the first quarter as it became clear that there needed to be a substantial retrenchment in priorities prior to any meaningful improvement in business fundamentals. Natuzzi was another victim of the challenging economic environment, as this Italian furniture manufacturer struggled to adapt to the sudden contraction in demand. While well-capitalized, we made the decision in April to move on and sold our shares.

GOOD IDEAS AT THE TIME
Top Detractors from 2009 Performance*

EFG International	-1.13%

Natuzzi ADR	-0.87

Takkt	-0.55

Begbies Traynor	-0.46

Egyptian Financial Group-Hermes Holding	-0.44

*Net of dividends
ROYCE EUROPEAN SMALLER-COMPANIES FUND VS. MSCI EUROPE SMALL CORE Value of $10,000 Invested on 12/29/06

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$1,085 million

Weighted Average P/E Ratio**	14.9x

Weighted Average P/B Ratio	2.3x

Fund Net Assets	$7 million

Turnover Rate	51%

Number of Holdings	74

Symbol Service Class	RISCX

*	Geometrically calculated
**	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (15% of portfolio holdings as of 12/31/09).

PORTFOLIO COUNTRY BREAKDOWN % of Net Assets

Germany	10.9%

United Kingdom	10.9

Switzerland	10.8

France	9.0

Finland	6.9

South Africa	5.3

Netherlands	4.4

Austria	4.3

Belgium	4.0

Norway	3.4

Peru	2.8

Hong Kong	2.0

Italy	2.0

United Arab Emirates	1.9

Australia	1.7

Sweden	1.7

Egypt	1.6

Jersey	1.6

Denmark	1.5

Greece	1.3

Mexico	1.3

The Royce Funds 2009 Annual Report to Shareholders | 49

GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/09

July-Dec 2009*	31.80%

One-Year	61.89

Three-Year	3.59

Since Inception (12/29/06)	3.59

ANNUAL EXPENSE RATIO

Gross Operating Expenses	2.27%

Net Operating Expenses	2.02

*Not annualized

TOP 10 POSITIONS % of Net Assets

Major Drilling Group International	3.2%

Burckhardt Compression Holding	2.7

Industrias Bachoco ADR	2.6

Semperit AG Holding	2.5

Silver Standard Resources	2.4

Unit Corporation	2.1

Mayr-Melnhof Karton	2.0

Sipef	2.0

Pfeiffer Vacuum Technology	1.9

Trican Well Service	1.9

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Natural Resources	28.7%

Industrial Products	19.8

Financial Services	10.3

Consumer Products	9.4

Health	9.1

Financial Intermediaries	4.9

Industrial Services	4.6

Technology	2.8

Consumer Services	0.8

Cash and Cash Equivalents	9.6

Royce Global Value Fund

Manager’s Discussion
Royce Global Value Fund (RGV) gained 61.9% in 2009, easily outpacing its global small-cap benchmark, the MSCI WORLD Small Core index, which was up 44.1% for the same period. While the Fund’s advantage over its benchmark was satisfying, we were far happier with its strong absolute return. We also thought that the Fund’s solid results in the year’s bearish and bullish phases were noteworthy. RGV lost 5.7% in the first-quarter downturn versus a loss of 10.5% for its benchmark. In the highly dynamic second (+30.2% versus +28.1%) and third (+20.9% versus +22.2%) quarters, the Fund did very well, as it did in the quieter confines of the fourth quarter (+9.0% versus +2.8%). From the domestic small-cap low on March 9, 2009 through December 31, 2009, RGV rose 97.2%, while its global small-cap benchmark was up 91.8%. So while the Fund has ground to make up before fully recovering its losses from the domestic small-cap market peak on July 13, 2007, we were very happy with its calendar-year results. We were pleased that the Fund outperformed the MSCI WORLD Small Core index for the one-, three-year and since inception (12/29/06) periods.
      As might be expected in a year of lofty returns, each of the Fund’s equity sectors made a positive contribution to performance. The leading sector by a comfortable margin was Natural Resources, home to the Fund’s two top-performing industry groups, energy services companies and precious metals and mining stocks. Oil prices recovered strongly, rallying roughly 30%, while natural gas prices languished, due to a slower economy and abundant domestic supplies. However, we remain confident about the prospects for natural gas as a widely available and relatively cheap energy source, based on its BTU-equivalency compared to oil, especially once environmental considerations have been factored in.

      Our investments in precious metals and mining companies were based on the idea that commodity metals prices would also recover, and gold’s resurgence was one of the big stories in 2009. (In fact, gold is the only asset that has appreciated every year for the last 10.) We still see room to grow for many of our holdings in this industry. Our own analysis suggests that the prices of many of these stocks have not increased proportionally with the rise in commodity

GOOD IDEAS THAT WORKED
Top Contributors to 2009 Performance*

Ivanhoe Mines	3.80%

Major Drilling Group International	2.91

Duratex	2.81

Semperit AG Holding	2.62

Sipef	2.54

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect gross total annual operating expenses, and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, other than acquired fund fees and expenses, to the extent necessary to maintain the Fund’s net direct annual operating expense ratio at or below 1.69% through April 30, 2010. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

50 | The Royce Funds 2009 Annual Report to Shareholders

Performance and Portfolio Review

prices. We think that equity investors will revalue these companies as they begin to produce earnings and free cash flow, attracting a broader investment audience.
      After a long wait, the Mongolian government finally gave the go-ahead to Ivanhoe Mines to commence development of its copper mines in that nation, an event that seemed to attract other investors to the stock. We took some gains in July and August. Major Drilling International provides specialized contract drilling services for metals miners. We like its management and low-debt balance sheet, as well as the firm’s ability to remain profitable in the face of a near-60% decline in revenues during the worst days of the recession, a feat it accomplished mostly through effective cost cutting. Its stock price recovered when the outlook for its services in 2010 improved markedly, as inflation fears helped commodity prices for precious metals and key base industrial metals, such as copper, to surge.
      Duratex recently merged with its number two rival, creating a dominant player in wood fiberboard, a vital and robust market in Brazil, arguably one of the world’s more important wood markets. Duratex also has the top brand in residential porcelain—that is, sinks and toilets—making the firm very well-positioned to benefit from the country’s booming residential housing markets. Semperit is an Austrian manufacturer of industrial rubber and plastic products. Economic woes drove its stock down to five-year lows in 2008 before it quickly rebounded in 2009 as its highly robust business model allowed it to report successive quarters of record earnings. Sipef operates profitable palm oil and rubber plantations. Demand for palm oil has sharply accelerated recently, driven by the expanding gastronomic tastes of Asia’s fast-emerging middle class. Its share price fell in 2008, the result of plummeting palm oil prices and deflated hype about the use of palm oil as a biofuel, so 2009’s recovery was especially strong. After paring our position in February and March, we bought more shares in August and September.

      Woodward Governor manufactures energy control systems for commercial and military aircraft. Its stock price nosedived as the company announced a large acquisition around the same time it revised downward its outlook for the year due to continuing softening conditions in aircraft manufacturing. We sold our shares in March, as the acquisition added more leverage than we could live with. In June, we parted ways with Kennametal, an industrial tools, components and materials specialist, though with greater reluctance. We thought that it was well-positioned to benefit from a pick-up in infrastructure rebuilding, but we saw more compelling values elsewhere in the market.

GOOD IDEAS AT THE TIME
Top Detractors from 2009 Performance*

Woodward Governor	-1.29%

Kennametal	-0.86

Manitou BF	-0.63

Lincoln Electric Holdings	-0.55

Red Back Mining	-0.47

*Net of dividends
ROYCE GLOBAL VALUE FUND VS. MSCI WORLD SMALL CORE Value of $10,000 Invested on 12/29/06

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$1,206 million

Weighted Average P/E Ratio**	16.9x

Weighted Average P/B Ratio	2.2x

Fund Net Assets	$51 million

Turnover Rate	71%

Number of Holdings	65

Symbol Service Class	RIVFX

*	Geometrically calculated
**	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (28% of portfolio holdings as of 12/31/09).

PORTFOLIO COUNTRY BREAKDOWN % of Net Assets

Canada	21.1%

United States	16.4

Hong Kong	5.9

Germany	4.7

Austria	4.6

Switzerland	4.5

Brazil	4.4

South Africa	4.3

Belgium	3.4

China	3.4

Mexico	3.1

France	2.9

United Kingdom	2.5

Peru	1.6

United Arab Emirates	1.6

Australia	1.4

Cayman Islands	1.2

Egypt	1.2

Denmark	0.9

Finland	0.9

South Korea	0.4

The Royce Funds 2009 Annual Report to Shareholders | 51

GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

CUMULATIVE TOTAL RETURNS
Through 12/31/09

July-Dec 2009*	25.83%

One-Year	50.31

Since Inception (6/30/08)	3.34

ANNUAL EXPENSE RATIO

Gross Operating Expenses	3.75%

Net Operating Expenses	1.73

TOP 10 POSITIONS % of Net Assets

Major Drilling Group International	1.4%

Enstar Group	1.4

Partners Group Holding	1.1

Industrias Bachoco ADR	1.1

Grupo Aeroportuario del Centro Norte ADR	1.0

Lamprell	1.0

Citic 1616 Holdings	1.0

Ritchie Bros. Auctioneers	1.0

Grupo Aeroportuario del Pacifico ADR	1.0

Value Partners Group	1.0

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Financial Services	13.4%

Industrial Products	12.9

Natural Resources	12.8

Financial Intermediaries	12.2

Consumer Products	10.3

Industrial Services	9.9

Health	8.5

Technology	6.3

Consumer Services	2.3

Diversified Investment Companies	0.2

Cash and Cash Equivalents	11.2

Royce International Smaller-Companies Fund

Manager’s Discussion
After a slow start in the year’s difficult first quarter, Royce International Smaller-Companies Fund (RIS) fully participated in the remarkable rebound for global equities in the last three quarters of 2009. RIS, which invests primarily in non-US securities, gained 50.3% in 2009, in line with its small-cap benchmark, the MSCI World ex-USA Small Core index, which climbed 50.8% for the same period. While we were most pleased with the Fund’s absolute performance, we were also happy to see it essentially keep pace with its benchmark in such a dynamically bullish period.
     The first quarter brought a continuation of the woes for equity investors around the world that defined 2008’s second half. RIS’s performance was lackluster, especially compared to its international small-cap benchmark, with a decline of 10.3% compared to a loss of 8.9% for the benchmark. However, the rally that began in early March continued mostly unabated through the end of the year, and RIS held a performance advantage over its benchmark for the year’s final three quarters. A return of 33.2% in the second quarter (the year’s best) was followed by gains of 19.8% in the third and 5.1% in the fourth. In comparison, the MSCI World ex-USA Small Core index returned 34.1%, 22.9% and 0.5%, respectively, in 2009’s last three quarters. Since its inception on June 30, 2008, RIS had the preferred combination of positive absolute results and strong relative results, with an average annual total return of 3.3% versus a decline of 8.9% for the MSCI World ex-USA Small Core index over the same period.

     The combination of our fundamental belief in a strong margin of safety coupled with a business buyer’s approach to valuation has thus far led us to companies with very specific profiles–strong balance sheets, the ability to generate free cash flow and solid potential to grow. No single market represented more than 15% of the Fund’s allocation, with our bottom-up approach leading us into more than 30 different countries.
     Natural Resources and Financial Services led all sectors, each making outsized contributions to performance. Within these two sectors, both investment management companies and precious metals and mining stocks offered standout performance. Our investments in precious metals and mining companies have been based on the idea that certain commodity prices would rise over the long run, and the soaring price of gold was one of the big stories in 2009.

GOOD IDEAS THAT WORKED
Top Contributors to 2009 Performance*

Claymore/AlphaShares China Small Cap Index ETF	2.45%

Major Drilling Group International	1.69

Greenlight Capital Re Cl. A	1.58

Lamprell	1.44

Ashmore Group	1.43

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses, and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waives and/or reimbursements. All expense information is reported in as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, other than acquired fund fees and expenses, to the extent necessary to maintain the Fund’s net annual operating expense ratio at or below 1.69% through April 30, 2010 and at or below 1.99% through April 30, 2019. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

52 | The Royce Funds 2009 Annual Report to Shareholders

Performance and Portfolio Review

Our analysis suggests that the prices of many of these stocks have not yet increased proportionally with the rise in precious metals commodity prices. We also think that as equity investors begin to see these companies as earnings and cash flow entities, and not simply as asset plays, this could help to boost share prices. London-based emerging market asset manager, Ashmore Group, recovered nicely from it first quarter lows as investors allocated assets back into the emerging market universe, first in fixed income investments, Ashmore’s principal area of expertise. And while still a small component of the asset manager’s overall business, emerging market equities were an important driver of asset flows for the year. We think its valuation remains attractive and continue to be optimistic that emerging market funds will be major recipients of assets over the foreseeable future.
     Much of the focus in international investing understandably centers on the most dynamic of these markets, China. First to fall into recession, the Chinese market was also the first to recover when stimulus policies implemented by Chinese monetary officials succeeded in reestablishing the strong growth trajectory of its economy. RIS participated in the recovery for Chinese stocks through an ETF (exchange-traded fund) that seeks to replicate the performance of publicly traded, mainland Chinese small-cap companies. The Claymore/AlphaShares China Small Cap ETF was the Fund’s top single contributor to 2009 performance and proved a very effective vehicle to access a portfolio of smaller businesses. We sold our position in November. Major Drilling Group International provides specialized contract drilling services for metals miners. We like its management and low-debt balance sheet, as well as its ability to remain profitable in the face of a near-60% decline in revenues during the worst days of the recession, a feat it accomplished mostly through effective cost cutting. Its stock price recovered when the outlook for its services in 2010 improved markedly, as inflation fears helped commodity prices for precious metals and key base industrial metals, such as copper, to surge.

GOOD IDEAS AT THE TIME
Top Detractors from 2009 Performance*

EFG International	-0.87%

ABC-MART	-0.49

SPARX Group	-0.33

Mochida Pharmaceutical	-0.32

Natuzzi ADR	-0.28

*Net of dividends

     Our initial attraction to EFG International was to its private banking business and other fee-based operations. At first encouraged by the company’s fast growth, we then became convinced that the firm could not manage this robust expansion effectively, which prompted us to sell our shares in March. ABC-Mart, a Japanese footwear and apparel retailer, failed to gain traction following a disappointing start to the year. While inventory management, a strong yen that lowered input costs and a strong balance sheet gave us comfort, the Japanese economic malaise led us to move on and sell our stake in November.

ROYCE INTERNATIONAL SMALLER-COMPANIES FUND VS. MSCI WORLD EX-U.S.A. SMALL CORE Value of $10,000 Invested on 6/30/08

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$1,302 million

Weighted Average P/E Ratio**	16.5x

Weighted Average P/B Ratio	2.4x

Fund Net Assets	$8 million

Turnover Rate	38%

Number of Holdings	195

Symbol
Service Class	RYGSX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (19% of portfolio holdings as of 12/31/09).

PORTFOLIO COUNTRY BREAKDOWN
% of Net Assets

Canada	12.9%

China	8.5

Switzerland	7.0

Hong Kong	6.3

Japan	6.0

United Kingdom	5.6

Mexico	4.8

Germany	3.6

France	3.2

United States	3.1

South Korea	3.1

South Africa	2.4

Singapore	2.3

Finland	2.2

Australia	2.0

Bermuda	1.9

Austria	1.6

United Arab Emirates	1.3

Brazil	1.2

Italy	1.2

Luxembourg	1.1

Cayman Islands	1.0

Belgium	0.9

Taiwan	0.9

Egypt	0.7

Greece	0.7

Peru	0.7

Jersey	0.6

Netherlands	0.6

Norway	0.6

British Virgin Islands	0.4

Denmark	0.3

Sweden	0.1

The Royce Funds 2009 Annual Report to Shareholders | 53

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/09

July-Dec 2009*			16.02%

One-Year			32.13

Three-Year			-6.64

Five-Year			2.64

Since Inception (12/31/03)			4.62

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.20%

Net Operating Expenses			1.74

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RFS	Year	RFS

2009	32.1%	2006	24.8%

2008	-35.4	2005	12.2

2007	-4.7	2004	15.1

TOP 10 POSITIONS % of Net Assets

Jones Lang LaSalle			2.5%

Ashmore Group			2.4

Interactive Brokers Group Cl. A			2.3

T. Rowe Price Group			2.2

Enstar Group			2.2

Invesco			2.2

Kennedy-Wilson Holdings			2.1

Lazard Cl. A			2.0

Western Union			2.0

AllianceBernstein Holding L.P.			1.9

PORTFOLIO INDUSTRY BREAKDOWN
% of Net Assets

Investment Management			32.1%

Securities Brokers			19.8

Insurance			11.5

Information and Processing			8.7

Banking			7.2

Securities Exchanges			3.0

Insurance Brokers			2.7

Real Estate			2.5

Other Financial Services			2.1

Diversified Financial Services			0.5

Other Financial Intermediaries			0.4

Specialty Finance			0.3

Miscellaneous			4.2

Cash & Cash Equivalents			5.0

Royce Financial Services Fund

Manager’s Discussion
Royce Financial Services Fund (RFS) gained 32.1% in 2009, outpacing its benchmark, the Russell 2000, which was up 27.2%, and the financial services sector of the Russell 2500 index, which was up 9.1% for the same period. During the bearish first quarter, the Fund fell 8.7%, versus respective losses of 15.0% and 21.2% for the Russell 2000 and the financial services companies in the Russell 2500 index. Losing less in poor markets is always important to us, and, though typically short-term periods of any kind mean far less, doing so in one marked by steep double-digit declines provides something of an exception to that rule. The Fund then continued to outperform in the bullish second quarter, up 24.7% compared to gains of 20.7% for the Russell 2000 and 11.8% for the financial services sector in the Russell 2500 index.
     While RFS’s performance cooled down a bit in the second half, it was nonetheless solid on an absolute basis. During the dynamic third quarter, the Fund gained 16.1%, while its benchmark rose 19.3% and the financial services companies in the Russell 2500 index climbed 21.9%. In the less robust fourth quarter, RFS was down, losing 0.1% compared to a gain of 3.9% for the Russell 2000 and 1.6% for the financial services component of the Russell 2500. After the poor results of 2008, the Fund’s performance in 2009 was very encouraging. As of the end of 2009, small-caps remained officially in a bear market, not having passed their peak made on July 13, 2007. So while the Fund has a few more miles to travel to make those losses back, its recent results offered a promising start to that process. We were happy that the Fund beat its benchmark for the one-year, five-year and since inception (12/31/03) periods ended December 31, 2009. RFS also outpaced the financial services sector of the Russell 2500 index for the one-, three-, five-year and since inception periods.

GOOD IDEAS THAT WORKED
Top Contributors to 2009 Performance*

Waddell & Reed Financial Cl. A	2.41%

Ashmore Group	2.23

Cohen & Steers	1.68

Jones Lang LaSalle	1.54

Federated Investors Cl. B	1.47

*Includes dividends

     The industry driving RFS’s 2009 performance was the investment management group, an area in which the Fund was overweight, which helps to explain why RFS’s quarterly results were somewhat out of sync with its small-cap benchmark and more noticeably so with the financial services companies in the Russell 2500 index. We have been regular investors in asset management companies in RFS’s portfolio and for many years in other Royce-managed portfolios as well. We have what we believe is a deep knowledge of the business cultivated over many decades. When many of these stocks were suffering in the early stages of the subprime

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses, including management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses, other than acquired fund fees and expenses, to the extent necessary to maintain the Fund’s net direct annual operating expense ratio at or below 1.49% through April 30, 2010. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

54 | The Royce Funds 2009 Annual Report to Shareholders

Performance and Portfolio Review

implosion (regardless of their respective levels of exposure to toxic mortgage debt), we began to build positions in those companies in which we had the greatest confidence—our long-term perspective making us eager buyers or holders of asset management companies with what we thought were strong fundamentals and excellent businesses. Our thoughts were that many of these stocks were being unfairly oversold; that the crisis would create a demand for responsible and effective financial management; and that those companies that managed best through the difficulties created by the credit collapse and the recession would ultimately thrive. We placed no timetable on the recovery, and it is fair to say that the industry rebounded a little more quickly than we had expected, though we were obviously pleased that it did.
     Waddell & Reed Financial received strong flows into its asset strategy and natural resource funds, which increased assets under management, generated distribution-scale benefits and brought attention to lesser-known products with strong track records. Ashmore Group is a London-based asset manager that specializes in emerging markets. We were drawn to its strong balance sheet, think that its area of focus will gain in importance in the global economy and were pleased to see its share price climb. Cohen & Steers runs open- and closed-end real estate oriented mutual funds and institutional separate accounts. Improved inflows to its mutual funds and a recovering REITs market helped the firm’s earnings to perk up, which seemed to bring more investors to the stock. The near-zero interest rate environment has pressured near-term profitability for money market specialists such as Federated Investors, but it also forced smaller competitors to exit the field, which helped Federated to gain market share. Additionally, in the real estate group, the stock price of Jones Lang LaSalle began to take off in the rally, something of an anomaly for stocks in that business. We built a position in between May and October 2008 as its share price began to tumble. The firm provides a range of real estate investment products and services in the public and private capital markets. Its recovery was based in part by aggressive cost cutting that helped the firm return to profitability.

GOOD IDEAS AT THE TIME
Top Detractors from 2009 Performance*

Wilmington Trust	-0.87%

EFG International	-0.57

Bank of N.T. Butterfield & Son	-0.53

Boston Private Financial Holdings	-0.48

Berkley (W.R.)	-0.44

*Net of dividends

     The stocks of many banks and insurance companies suffered while others thrived in 2009. We held our shares of Wilmington Trust in the hope that its strong fee-based businesses can ultimately win out over the negative effect of some of its loans. We were initially drawn to the private banking business and other fee-based operations of Swiss bank EFG International. At first encouraged by the company’s fast growth, we then became convinced that the firm could not manage this robust expansion effectively, which led us to sell our shares in March.

ROYCE FINANCIAL SERVICES FUND VS. RUSSELL INDICES Value of $10,000 Invested on 12/31/03

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market
Capitalization*			$1,821 million

Weighted Average P/E Ratio**			16.8x

Weighted Average P/B Ratio			1.9x

U.S. Investments (% of Net Assets)			66.8%

Non-U.S. Investments
(% of Net Assets)			28.1%

Fund Net Assets			$14 million

Turnover Rate			34%

Number of Holdings			97

Symbol
Service Class			RYFSX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (24% of portfolio holdings as of 12/31/09).

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RFS	Median	Breakpoint

Sharpe Ratio	0.08	-0.30	-0.14

Standard
Deviation	19.45	22.64	21.04

*			Five years ended 12/31/09. Category Median and Best Quartile Breakpoint based on 33 financial services objective funds (oldest class only) with at least five years of history.

The Royce Funds 2009 Annual Report to Shareholders | 55

Schedules of Investments

Royce Pennsylvania Mutual Fund

	SHARES	VALUE
COMMON STOCKS – 95.4%

Consumer Products – 7.5%
Apparel, Shoes and Accessories - 2.5%
Carter’s [a]	50,000	$1,312,500
Columbia Sportswear	313,588	12,242,476
Fossil [a]	139,969	4,697,360
Gildan Activewear [a]	56,200	1,370,156
Guess?	291,507	12,330,746
Hanesbrands [a]	37,000	892,070
K-Swiss Cl. A [a]	654,450	6,505,233
Movado Group	222,720	2,164,838
Steven Madden [a]	654,523	26,992,529
Timberland Company (The) Cl. A [a]	137,387	2,463,349
True Religion Apparel [a,b]	533,900	9,871,811
Volcom [a,b]	99,850	1,671,489
Warnaco Group (The) [a]	58,500	2,468,115
Weyco Group [c]	590,500	13,959,420
Wolverine World Wide	812,511	22,116,549

		121,058,641

Consumer Electronics - 0.7%
Dolby Laboratories Cl. A [a]	561,250	26,788,462
Harman International Industries	292,000	10,301,760

		37,090,222

Food/Beverage/Tobacco - 0.4%
Cal-Maine Foods	334,701	11,406,610
Industrias Bachoco ADR	52,253	1,199,729
J & J Snack Foods	137,749	5,504,450
J.M. Smucker Company (The)	300	18,525
National Beverage [a]	15,000	207,900

		18,337,214

Health, Beauty and Nutrition - 1.4%
Inter Parfums	1,140,450	13,879,276
NBTY [a]	600,700	26,154,478
Nu Skin Enterprises Cl. A	588,300	15,807,621
Nutraceutical International [a,c]	737,810	9,126,710
NutriSystem	118,466	3,692,585
Steiner Leisure [a]	17,105	680,095

		69,340,765

Home Furnishing and Appliances - 1.6%
American Woodmark	652,136	12,834,036
Ethan Allen Interiors [c]	1,587,541	21,304,800
Furniture Brands International [a,b]	1,029,400	5,620,524
La-Z-Boy [a]	957,300	9,123,069
Mohawk Industries [a,b]	379,900	18,083,240
National Presto Industries	3,012	329,001
Natuzzi ADR [a]	2,096,300	6,771,049
Stanley Furniture [a,c]	689,924	7,002,729

		81,068,448

Sports and Recreation - 0.9%
Arctic Cat [a]	11,619	106,430
Callaway Golf	257,962	1,945,034
Polaris Industries	102,224	4,460,033
RC2 Corporation [a]	182,400	2,690,400
Thor Industries	570,250	17,905,850
	SHARES	VALUE
Consumer Products (continued)
Sports and Recreation (continued)
Winnebago Industries [a]	1,399,450	$17,073,290

		44,181,037

Total (Cost $336,971,147)		371,076,327

Consumer Services – 6.3%
Leisure and Entertainment - 0.8%
DreamWorks Animation SKG Cl. A [a]	427,300	17,070,635
International Speedway Cl. A	476,796	13,564,846
World Wrestling Entertainment Cl. A	652,901	10,008,972

		40,644,453

Online Commerce - 0.0%
1-800-FLOWERS.COM Cl. A [a]	96,500	255,725

Restaurants and Lodgings - 0.3%
Ark Restaurants	120,500	1,741,225
Bob Evans Farms	5,855	169,502
CEC Entertainment [a]	347,181	11,082,018
DineEquity [a,b]	31,890	774,608

		13,767,353

Retail Stores - 5.1%
Abercrombie & Fitch Cl. A	17,800	620,330
American Eagle Outfitters	476,000	8,082,480
America’s Car-Mart [a]	436,600	11,495,678
Big Lots [a]	125,017	3,622,993
BJ’s Wholesale Club [a]	208,300	6,813,493
Buckle (The) [b]	803,002	23,511,899
CarMax [a,b]	495,000	12,003,750
Cash America International	46,600	1,629,136
Cato Corporation (The) Cl. A	1,321,302	26,505,318
Charming Shoppes [a]	3,523,700	22,798,339
China Nepstar Chain Drugstore ADR	77,000	561,330
Christopher & Banks	50	381
Dollar Tree [a]	12,400	598,920
Dress Barn (The) [a,b]	2,136,904	49,362,482
DSW Cl. A [a,b]	33,500	866,980
EZCORP Cl. A [a]	137,700	2,369,817
Family Dollar Stores	26,115	726,781
GameStop Corporation Cl. A [a]	67,300	1,476,562
Gymboree Corporation [a]	7,100	308,779
Jos. A. Bank Clothiers [a,b]	123,239	5,199,453
Men’s Wearhouse (The)	198,543	4,181,316
Penske Automotive Group [a,b]	389,200	5,908,056
Pier 1 Imports [a]	2,548,800	12,973,392
Regis Corporation	593,200	9,236,124
Rent-A-Center [a]	75,700	1,341,404
Ross Stores	17,240	736,320
Tiffany & Co.	737,000	31,691,000
Tuesday Morning [a]	370,000	954,600
Urban Outfitters [a]	200,000	6,998,000

		252,575,113

Other Consumer Services - 0.1%
First Cash Financial Services [a]	59,400	1,318,086

Total (Cost $244,859,157)		308,560,730

56 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Diversified Investment Companies – 0.0%
Exchange Traded Funds - 0.0%
†UltraShort 20+ Year Treasury ProShares [a,b]	5,700	$285,000

Total (Cost $296,062)		285,000

Financial Intermediaries – 7.8%
Banking - 0.0%
Fifth Third Bancorp	32,600	317,850

Insurance - 5.1%
Alleghany Corporation [a]	88,170	24,334,920
American Safety Insurance Holdings [a]	358,640	5,182,348
Amerisafe [a]	395,290	7,103,361
Aspen Insurance Holdings	746,209	18,991,019
Baldwin & Lyons Cl. B	314,727	7,745,431
Berkley (W.R.)	31,200	768,768
CNA Surety [a]	761,395	11,337,172
CRM Holdings [a]	6,244	2,067
E-L Financial	32,500	13,984,152
EMC Insurance Group	92,571	1,991,202
Enstar Group [a]	159,910	11,676,628
Erie Indemnity Cl. A	508,180	19,829,184
Fidelity National Financial Cl. A	722,400	9,723,504
Greenlight Capital Re Cl. A [a]	36,400	857,948
Harleysville Group	304,988	9,695,569
Horace Mann Educators	16,539	206,737
Leucadia National [a]	300,000	7,137,000
Markel Corporation [a]	9,182	3,121,880
Max Capital Group	586,944	13,088,851
Meadowbrook Insurance Group	1,050,406	7,773,004
Montpelier Re Holdings	829,821	14,372,500
PartnerRe	8,200	612,212
ProAssurance Corporation [a]	276,154	14,832,231
Reinsurance Group of America	323,100	15,395,715
RenaissanceRe Holdings	171	9,089
RLI	65,354	3,480,100
State Auto Financial	83,744	1,549,264
Stewart Information Services	116,600	1,315,248
Transatlantic Holdings	217	11,308
Validus Holdings	469,300	12,642,942
Wesco Financial	2,376	814,968
White Mountains Insurance Group	7,550	2,511,583
Zenith National Insurance	335,713	9,990,819

		252,088,724

Securities Brokers - 2.2%
DundeeWealth	157,500	2,078,214
†FBR Capital Markets [a,b]	115,000	710,700
GFI Group	580,000	2,650,600
Interactive Brokers Group Cl. A [a,b]	738,300	13,082,676
International Assets Holding Corporation [a]	37,917	551,313
Jefferies Group [a]	721,300	17,116,449
KBW [a,b]	208,200	5,696,352
Knight Capital Group Cl. A [a]	1,521,113	23,425,140
Lazard Cl. A	677,600	25,728,472
Raymond James Financial	50,000	1,188,500
Sanders Morris Harris Group	134,476	739,618
	SHARES	VALUE
Financial Intermediaries (continued)
Securities Brokers (continued)
Stifel Financial [a]	283,799	$16,812,253

		109,780,287

Securities Exchanges - 0.3%
Singapore Exchange	57,300	337,769
TMX Group	411,100	13,022,654

		13,360,423

Other Financial Intermediaries - 0.2%
NASDAQ OMX Group (The) [a]	408,400	8,094,488

Total (Cost $357,476,033)		383,641,772

Financial Services – 7.0%
Diversified Financial Services - 0.1%
Discover Financial Services	150,000	2,206,500
†World Acceptance [a,b]	126,760	4,541,811

		6,748,311

Information and Processing - 2.1%
Equifax	25,000	772,250
FactSet Research Systems	289,200	19,049,604
Fiserv [a]	9,300	450,864
Global Payments	91	4,901
Interactive Data	517,200	13,085,160
MoneyGram International [a]	2,310,000	6,652,800
Morningstar [a]	494,800	23,918,632
MSCI Cl. A [a]	339,500	10,796,100
SEI Investments	1,661,300	29,105,976
Western Union	27,600	520,260

		104,356,547

Insurance Brokers - 0.9%
Brown & Brown	1,447,955	26,019,751
Gallagher (Arthur J.) & Co.	718,900	16,182,439

		42,202,190

Investment Management - 3.9%
Affiliated Managers Group [a]	170,865	11,507,758
AGF Management Cl. B	846,600	13,761,247
AllianceBernstein Holding L.P.	1,323,550	37,191,755
CI Financial	480,000	10,097,050
Cohen & Steers	999,970	22,839,315
Eaton Vance	170,500	5,184,905
Evercore Partners Cl. A	104,500	3,176,800
Federated Investors Cl. B	1,605,358	44,147,345
GAMCO Investors Cl. A	145,200	7,011,708
†Teton Advisors Cl. A	891	11,138
Waddell & Reed Financial Cl. A	910,700	27,812,778
Westwood Holdings Group	243,013	8,831,092

		191,572,891

Specialty Finance - 0.0%
Portfolio Recovery Associates [a]	9,935	445,883

Other Financial Services - 0.0%
Heartland Payment Systems	1,400	18,382

Total (Cost $390,703,168)		345,344,204

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders	|	57

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Health – 7.4%
Commercial Services - 0.2%
Owens & Minor	270,000	$11,591,100
PAREXEL International [a]	56,900	802,290

		12,393,390

Drugs and Biotech - 1.4%
Celera Corporation [a,b]	446,300	3,083,933
Emergent Biosolutions [a]	989,155	13,442,617
Endo Pharmaceuticals Holdings [a]	770,730	15,807,672
Hi-Tech Pharmacal [a]	530,400	14,877,720
Lexicon Pharmaceuticals [a]	1,522,400	2,588,080
Perrigo Company	397,533	15,837,715
Regeneron Pharmaceuticals [a]	100,000	2,418,000
WuXi PharmaTech Cayman ADR [a]	28,900	461,244

		68,516,981

Health Services - 3.4%
Advisory Board (The) [a]	717,179	21,988,708
Air Methods [a]	23,900	803,518
†Almost Family [a,b]	300,541	11,880,386
†Amedisys [a,b]	120,200	5,836,912
Covance [a]	200,000	10,914,000
Cross Country Healthcare [a]	240,700	2,385,337
†DaVita [a]	2,700	158,598
eResearch Technology [a]	100,820	605,928
†Gentiva Health Services [a]	605,003	16,341,131
Healthcare Services Group	434,850	9,331,881
HealthSouth Corporation [a]	915,000	17,174,550
Hooper Holmes [a]	2,392,970	2,512,619
ICON ADR [a]	188,300	4,091,759
Lincare Holdings [a,b]	362,804	13,467,284
On Assignment [a]	85,000	607,750
Pharmaceutical Product Development	1,290,600	30,251,664
Res-Care [a]	188,627	2,112,622
U.S. Physical Therapy [a,c]	905,675	15,333,078

		165,797,725

Medical Products and Devices - 2.4%
C.R. Bard	2,800	218,120
CONMED Corporation [a]	40,384	920,755
Dentsply International	5,500	193,435
Hill-Rom Holdings	8,875	212,911
Home Diagnostics [a,c]	878,647	5,359,747
ICU Medical [a]	3,768	137,306
IDEXX Laboratories [a,b]	506,597	27,072,544
Immucor [a]	40,309	815,854
†Kinetic Concepts [a]	3,200	120,480
Merit Medical Systems [a]	427,669	8,249,735
Obagi Medical Products [a,c]	1,143,524	13,722,288
Patterson Companies [a]	372,535	10,423,529
Schein (Henry) [a]	79,700	4,192,220
STERIS Corporation	586,831	16,413,663
†SurModics [a,b]	330,500	7,489,130
Techne Corporation	145,577	9,980,759
Thoratec Corporation [a]	366,600	9,868,872
	SHARES	VALUE
Health (continued)
Medical Products and Devices (continued)
Young Innovations	111,350	$2,759,253

		118,150,601

Total (Cost $309,497,925)		364,858,697

Industrial Products – 14.8%
Automotive - 0.9%
Dorman Products [a]	528,062	8,269,451
Gentex Corporation	517,000	9,228,450
Harley-Davidson	50,000	1,260,000
†Hertz Global Holdings [a,b]	83,985	1,001,101
Strattec Security [a]	150,000	2,775,000
Superior Industries International	443,600	6,787,080
WABCO Holdings [b]	473,822	12,219,869
Wonder Auto Technology [a]	44,877	527,754

		42,068,705

Building Systems and Components - 2.1%
AAON	614,778	11,982,023
Apogee Enterprises	9,900	138,600
Armstrong World Industries [a]	818,964	31,882,269
Drew Industries [a]	621,258	12,828,978
NCI Building Systems [a]	394,771	714,535
Preformed Line Products	241,085	10,559,523
Quanex Building Products	36,800	624,496
Simpson Manufacturing	1,213,100	32,620,259

		101,350,683

Construction Materials - 0.6%
Ash Grove Cement	50,018	7,302,628
Owens Corning [a]	850,700	21,811,948

		29,114,576

Industrial Components - 1.8%
Bel Fuse Cl. A	73,105	1,421,161
CLARCOR	575,400	18,665,976
Donaldson Company	210,900	8,971,686
FARO Technologies [a]	13,087	280,585
GrafTech International [a]	1,800,600	27,999,330
Hubbell Cl. B	15,700	742,610
PerkinElmer	944,220	19,441,490
Powell Industries [a]	317,000	9,995,010

		87,517,848

Machinery - 3.1%
Astec Industries [a,b]	33,800	910,572
Briggs & Stratton	252,600	4,726,146
Cascade Corporation	230,500	6,336,445
Columbus McKinnon [a]	103,200	1,409,712
Flow International [a]	20,000	61,600
Franklin Electric	539,700	15,694,476
FreightCar America	9,000	178,470
Gorman-Rupp Company	39,787	1,099,713
Hollysys Automation Technologies [a,b]	99,455	1,194,454
Lincoln Electric Holdings	500,626	26,763,466
Nordson Corporation	458,332	28,040,752
Regal-Beloit	18,425	956,994
Rofin-Sinar Technologies [a]	1,198,380	28,293,752

58 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Industrial Products (continued)
Machinery (continued)
Sun Hydraulics	356,000	$9,345,000
Tennant Company	645,700	16,910,883
Wabtec Corporation	316,800	12,938,112

		154,860,547

Metal Fabrication and Distribution - 2.8%
Allegheny Technologies	262,700	11,761,079
Carpenter Technology	137,500	3,705,625
Castle (A.M.) & Co.	61,700	844,673
Commercial Metals	129,200	2,021,980
Encore Wire	352,579	7,428,840
Foster (L.B.) Company Cl. A [a]	22,000	655,820
†Fushi Copperweld [a]	102,300	1,035,276
Gibraltar Industries [a]	615,120	9,675,838
Haynes International	152,615	5,031,717
Insteel Industries	223,708	2,908,204
Kennametal	767,671	19,898,032
Reliance Steel & Aluminum	667,900	28,866,638
Schnitzer Steel Industries Cl. A	406,810	19,404,837
Sims Metal Management ADR	1,042,515	20,329,042
Steel Dynamics	296,521	5,254,352
Universal Stainless & Alloy Products [a]	50,000	943,000

		139,764,953

Miscellaneous Manufacturing - 1.1%
Acuity Brands	11,700	416,988
†AZZ [a]	133,226	4,356,490
Brady Corporation Cl. A	475,700	14,275,757
Crane Company	37,500	1,148,250
Harsco Corporation	27,200	876,656
Matthews International Cl. A	3,890	137,823
Mettler-Toledo International [a]	181,500	19,055,685
Raven Industries	370,135	11,759,189
Steelcase Cl. A	100,000	636,000
Teleflex	50,000	2,694,500

		55,357,338

Paper and Packaging - 0.5%
AptarGroup	55,732	1,991,862
Greif Cl. A	425,900	22,990,082
†Orchids Paper Products [a,b]	45,100	902,902
Silgan Holdings	4,800	277,824

		26,162,670

Pumps, Valves and Bearings - 1.2%
Gardner Denver	580,956	24,719,678
Graco	595,449	17,011,978
IDEX Corporation	266,900	8,313,935
Kaydon Corporation	148,931	5,325,772
Robbins & Myers	201,988	4,750,758

		60,122,121

Specialty Chemicals and Materials - 0.6%
Albemarle Corporation	18,300	665,571
Balchem Corporation	32,825	1,099,966
Cabot Corporation	447,570	11,739,761
International Flavors & Fragrances	2,500	102,850
Lubrizol Corporation (The)	3,940	287,423
Olin Corporation	51,400	900,528
	SHARES	VALUE
Industrial Products (continued)
Specialty Chemicals and Materials (continued)
OM Group [a]	14,800	$464,572
Quaker Chemical	7,588	156,616
Rogers Corporation [a]	12,700	384,937
Schulman (A.)	9,257	186,806
Sensient Technologies	50,000	1,315,000
Westlake Chemical	376,000	9,373,680

		26,677,710

Other Industrial Products - 0.1%
Herman Miller	5,572	89,040
MTS Systems	206,432	5,932,856

		6,021,896

Total (Cost $654,414,067)		729,019,047

Industrial Services – 13.9%
Advertising and Publishing - 0.4%
Harte-Hanks	26,100	281,358
Scholastic Corporation	552,165	16,471,082
ValueClick [a]	254,100	2,571,492

		19,323,932

Commercial Services - 8.0%
Administaff	616,093	14,533,634
ATC Technology [a]	704,715	16,807,453
Barrett Business Services	146,200	1,796,798
Brink’s Company (The)	577,615	14,059,149
CBIZ [a]	4,300	33,110
Cintas Corporation	630,000	16,411,500
Convergys Corporation [a]	279,500	3,004,625
Copart [a]	713,600	26,139,168
Corinthian Colleges [a]	611,400	8,418,978
Corporate Executive Board	629,068	14,355,332
CRA International [a]	446,874	11,909,192
Electro Rent	77,074	889,434
Exponent [a]	323,893	9,017,181
Forrester Research [a]	298,200	7,738,290
FTI Consulting [a,b]	176,400	8,319,024
Gartner [a]	880,000	15,875,200
Heidrick & Struggles International	17,849	557,603
Hewitt Associates Cl. A [a]	702,500	29,687,650
ITT Educational Services [a]	1,311	125,804
Jackson Hewitt Tax Service [a,b]	2,500	11,000
Kelly Services Cl.A [a]	4,963	59,209
Korn/Ferry International [a]	119,448	1,970,892
Landauer	164,700	10,112,580
LECG Corporation [a]	1,054,448	3,152,799
Lincoln Educational Services [a]	12,391	268,513
Manpower	430,266	23,483,918
ManTech International Cl. A [a]	616,486	29,763,944
MAXIMUS	529,885	26,494,250
Monster Worldwide [a,b]	295,600	5,143,440
Navigant Consulting [a]	10,000	148,600
†Rentrak Corporation [a,b]	56,100	991,287
Resources Connection [a]	15,000	318,300
Ritchie Bros. Auctioneers	1,252,300	28,089,089
Robert Half International	316,500	8,460,045

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders	|	59

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
Rollins	130	$2,506
Sotheby’s	875,472	19,680,610
TrueBlue [a]	199,040	2,947,782
United Rentals [a]	23,000	225,630
Universal Technical Institute [a]	774,800	15,650,960
Viad Corporation	278,366	5,742,691
Watson Wyatt Worldwide Cl. A	330,265	15,694,193

		398,091,363

Engineering and Construction - 1.5%
Comfort Systems USA	553,491	6,830,079
Desarrolladora Homex ADR [a,b]	142,400	4,787,488
EMCOR Group [a]	60,000	1,614,000
Integrated Electrical Services [a]	656,156	3,838,513
KBR	1,088,200	20,675,800
NVR [a]	44,833	31,863,261
Skyline Corporation	183,400	3,374,560

		72,983,701

Food, Tobacco and Agriculture - 0.6%
Harbinger Group [a,c]	1,009,600	7,087,392
Intrepid Potash [a]	247,803	7,228,414
Sanderson Farms	351,632	14,824,805
Zhongpin [a]	58,700	916,307

		30,056,918

Industrial Distribution - 1.0%
Applied Industrial Technologies	634,100	13,994,587
Mine Safety Appliances	350,200	9,290,806
MSC Industrial Direct Cl. A	427,100	20,073,700
Pool Corporation	261,400	4,987,512

		48,346,605

Printing - 0.0%
Courier Corporation	2,506	35,711

Transportation and Logistics - 2.4%
Arkansas Best	192,935	5,678,077
Dynamex [a]	12,817	231,988
Expeditors International of Washington	34,000	1,180,820
Forward Air	708,900	17,757,945
Hub Group Cl. A [a]	25,000	670,750
Landstar System	754,800	29,263,596
Pacer International [a,b]	823,201	2,601,315
Patriot Transportation Holding [a]	80,800	7,632,368
Star Bulk Carriers	555,077	1,565,317
Tidewater	502,978	24,117,795
Universal Truckload Services	621,343	11,246,308
UTI Worldwide	1,095,500	15,687,560

		117,633,839

Total (Cost $668,453,562)		686,472,069

Natural Resources – 11.4%
Energy Services - 6.3%
Atwood Oceanics [a]	7,700	276,045
Calfrac Well Services	186,000	3,708,084
CARBO Ceramics	469,900	32,033,083
CE Franklin [a]	258,653	1,756,254
	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
Ensign Energy Services	2,230,000	$31,983,554
Exterran Holdings [a,b]	408,100	8,753,745
Helmerich & Payne	537,464	21,434,064
ION Geophysical [a]	816,700	4,834,864
Lufkin Industries	167,626	12,270,223
Major Drilling Group International	266,400	7,328,324
Oil States International [a]	918,561	36,090,262
Pason Systems	2,297,000	25,586,892
Patterson-UTI Energy	435,266	6,681,333
Pioneer Drilling [a]	890,775	7,037,123
Rowan Companies [a]	604,500	13,685,880
RPC	547,173	5,690,599
SEACOR Holdings [a]	229,600	17,507,000
ShawCor Cl. A	197,700	5,548,114
Superior Well Services [a,b]	513	7,316
T-3 Energy Services [a]	283,200	7,221,600
Trican Well Service	1,523,600	20,482,685
Unit Corporation [a]	848,180	36,047,650
Willbros Group [a]	254,500	4,293,415

		310,258,109

Oil and Gas - 0.8%
Bill Barrett [a]	16,743	520,875
Cimarex Energy	372,007	19,705,211
Frontier Oil	496,407	5,976,740
†Gran Tierra Energy [a,b]	214,100	1,226,793
St. Mary Land & Exploration	423,300	14,493,792

		41,923,411

Precious Metals and Mining - 3.5%
Agnico-Eagle Mines	646,500	34,911,000
AMCOL International	3,643	103,534
Cliffs Natural Resources	26,000	1,198,340
Eldorado Gold [a,b]	2,030,650	28,766,710
First Quantum Minerals	16,000	1,227,863
Hecla Mining [a,b]	2,961,200	18,300,216
International Coal Group [a]	1,109,640	4,283,210
Ivanhoe Mines [a]	1,829,700	26,731,917
Pan American Silver [a]	716,300	17,055,103
Randgold Resources ADR	251,100	19,867,032
Red Back Mining [a]	391,700	5,617,918
Silver Standard Resources [a]	679,000	14,849,730

		172,912,573

Real Estate - 0.8%
Jones Lang LaSalle	219,900	13,281,960
PICO Holdings [a]	291,000	9,524,430
St. Joe Company (The) [a,b]	496,024	14,330,133
Tejon Ranch [a,b]	38,900	1,136,658

		38,273,181

Other Natural Resources - 0.0%
†Magma Energy [a]	200,000	346,130

Total (Cost $388,659,591)		563,713,404

60 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Technology – 14.5%
Aerospace and Defense - 1.3%
Alliant Techsystems [a,b]	9,210	$812,967
BE Aerospace [a]	12,800	300,800
Ceradyne [a]	36,233	696,036
Curtiss-Wright	272,325	8,529,219
FLIR Systems [a]	554,538	18,144,483
HEICO Corporation	511,700	22,683,661
HEICO Corporation Cl. A	96,900	3,484,524
Integral Systems [a]	281,518	2,437,946
Teledyne Technologies [a,b]	147,700	5,665,772

		62,755,408

Components and Systems - 3.3%
AAC Acoustic Technologies Holdings	686,800	1,135,037
Benchmark Electronics [a]	900,000	17,019,000
Celestica [a]	8,600	81,184
Diebold	619,600	17,627,620
Dionex Corporation [a]	311,526	23,012,425
Energy Conversion Devices [a,b]	478,200	5,054,574
Intermec [a]	63,000	810,180
Lexmark International Cl. A [a]	291,000	7,560,180
Logitech International [a,b]	607,100	10,381,410
Nam Tai Electronics [a]	311,397	1,628,606
Newport Corporation [a]	290,000	2,665,100
Plexus Corporation [a]	968,900	27,613,650
Rimage Corporation [a,c]	648,314	11,241,765
†Stratasys [a,b]	209,335	3,617,309
Synaptics [a,b]	361,852	11,090,764
Technitrol	1,584,739	6,941,157
Teradata Corporation [a]	215,400	6,770,022
Thomas & Betts [a]	41,650	1,490,653
VTech Holdings	93,600	894,800
Western Digital [a]	29,100	1,284,765
Zebra Technologies Cl. A [a]	94,122	2,669,300

		160,589,501

Distribution - 0.7%
Anixter International [a]	71,230	3,354,933
Arrow Electronics [a]	282,400	8,361,864
ScanSource [a]	19,700	525,990
Tech Data [a]	473,391	22,088,424

		34,331,211

Internet Software and Services - 0.2%
EarthLink	1,162,764	9,662,569
Support.com [a]	15,000	39,600

		9,702,169

IT Services - 1.8%
†AsiaInfo Holdings [a,b]	11,200	341,264
Black Box	270,700	7,671,638
Jack Henry & Associates	137,369	3,175,972
Sapient Corporation [a]	1,945,926	16,092,808
SRA International Cl. A [a]	1,088,480	20,789,968
Sykes Enterprises [a,b]	20,300	517,041
Syntel	606,267	23,056,334
Total System Services	1,008,500	17,416,795
Yucheng Technologies [a]	137,125	1,169,676

		90,231,496

	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment - 3.2%
Advanced Energy Industries [a]	74,362	$1,121,379
Analog Devices	48,000	1,515,840
Cabot Microelectronics [a]	238,976	7,876,649
Cirrus Logic [a]	1,501,900	10,242,958
Cognex Corporation	888,835	15,750,156
Coherent [a]	658,156	19,566,978
Cymer [a]	9,000	345,420
Diodes [a]	948,700	19,400,915
Exar Corporation [a]	824,441	5,861,775
Fairchild Semiconductor International [a]	1,170,300	11,691,297
GSI Group [a]	94,320	80,172
International Rectifier [a]	515,800	11,409,496
IXYS Corporation [a]	266,600	1,978,172
Lam Research [a]	45,750	1,793,857
MEMC Electronic Materials [a]	266,200	3,625,644
Micrel	986,308	8,087,726
MKS Instruments [a]	546,820	9,520,136
OmniVision Technologies [a]	330,600	4,803,618
Sanmina-SCI Corporation [a]	77,318	852,818
Supertex [a]	335,600	10,000,880
Tessera Technologies [a]	77,100	1,794,117
TTM Technologies [a]	300,000	3,459,000
Varian [a]	92	4,742
Varian Semiconductor Equipment Associates [a]	120,879	4,337,138
Verigy [a]	203,300	2,616,471

		157,737,354

Software - 2.4%
ACI Worldwide [a]	435,731	7,472,787
ANSYS [a]	460,400	20,008,984
Autodesk [a]	36,000	914,760
Blackbaud	674,291	15,933,496
†Blackboard [a]	238,300	10,816,437
CA	11,000	247,060
Epicor Software [a]	4,584	34,930
Fair Isaac	625,400	13,327,274
Manhattan Associates [a]	400,000	9,612,000
MICROS Systems [a]	32,401	1,005,403
National Instruments	893,100	26,301,795
NCR Corporation [a]	616,400	6,860,532
Pervasive Software [a,c]	1,461,500	7,044,430
SkillSoft ADR [a]	79,100	828,968

		120,408,856

Telecommunications - 1.6%
ADTRAN	932,569	21,029,431
Cogo Group [a,b]	82,101	605,084
Comtech Telecommunications [a]	881,404	30,893,210
Digi International [a]	388,644	3,544,433
Globecomm Systems [a]	56,270	440,032
Harmonic [a]	390,100	2,469,333
NETGEAR [a]	485,735	10,535,592
Plantronics	95,581	2,483,195
Premiere Global Services [a]	516,500	4,261,125

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders	|	61

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Technology (continued)
Telecommunications (continued)
Tekelec [a]	184,800	$2,823,744

		79,085,179

Total (Cost $676,104,516)		714,841,174

Utilities – 0.0%
†China Natural Gas [a,b]	12,000	133,440
EQT Corporation	3,930	172,606
UGI Corporation	9,000	217,710

Total (Cost $492,925)		523,756

Miscellaneous [d] – 4.8%
Total (Cost $209,549,599)		237,507,430

TOTAL COMMON STOCKS
(Cost $4,237,477,752)		4,705,843,610

REPURCHASE AGREEMENT – 4.4%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10,
maturity value $216,867,120 (collateralized
by obligations of various U.S. Government
Agencies, due 2/1/10-2/19/10, valued at
$222,290,000)
(Cost $216,867,000)		216,867,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 2.1%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0582%)
(Cost $104,626,220)		104,626,220

TOTAL INVESTMENTS – 101.9%
(Cost $4,558,970,972)		5,027,336,830
LIABILITIES LESS CASH
AND OTHER ASSETS – (1.9)%		(92,922,371)

NET ASSETS – 100.0%		$4,934,414,459

Royce Micro-Cap Fund

	SHARES	VALUE
COMMON STOCKS – 87.7%

Consumer Products – 7.6%
Apparel, Shoes and Accessories - 2.3%
Fuqi International [a,b]	113,901	$2,044,523
LaCrosse Footwear [c]	522,669	6,648,350
True Religion Apparel [a,b]	198,300	3,666,567
Van De Velde	83,208	3,505,229
Volcom [a,b]	528,000	8,838,720

		24,703,389

Food/Beverage/Tobacco - 2.8%
Anglo-Eastern Plantations	246,611	1,547,067
Asian Citrus Holdings	11,610,000	9,395,482
†Binggrae Company [a]	97,000	4,290,427
HQ Sustainable Maritime Industries [a]	59,966	422,161
Sipef	147,000	7,332,353
Societe Internationale de Plantations d’Heveas	106,000	6,958,723

		29,946,213

Health, Beauty and Nutrition - 0.2%
Nutraceutical International [a]	223,100	2,759,747

Home Furnishing and Appliances - 0.6%
AS Creation Tapeten	127,212	4,617,805
Lumber Liquidators [a,b]	87,600	2,347,680

		6,965,485

Sports and Recreation - 1.5%
Arctic Cat [a,c]	1,013,800	9,286,408
Piscines Desjoyaux	277,100	2,607,712
RC2 Corporation [a]	285,600	4,212,600

		16,106,720

Other Consumer Products - 0.2%
Shamir Optical Industry	221,700	1,773,600

Total (Cost $78,543,254)		82,255,154

Consumer Services – 4.1%
Direct Marketing - 0.4%
Manutan International	77,000	4,413,740

Leisure and Entertainment - 0.5%
Multimedia Games [a]	901,900	5,420,419

Online Commerce - 1.1%
CryptoLogic [c]	751,575	2,750,765
†GS Home Shopping	57,000	4,180,958
†Vitacost.com [a]	450,200	4,691,084

		11,622,807

Retail Stores - 2.1%
Buckle (The) [b]	183,275	5,366,292
Cache [a,c]	708,800	3,239,216
Cato Corporation (The) Cl. A	243,250	4,879,595
Jos. A. Bank Clothiers [a]	118,720	5,008,797
Lewis Group	420,000	3,004,982
Stein Mart [a]	78,320	834,891

		22,333,773

Total (Cost $31,714,395)		43,790,739

62 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Financial Intermediaries – 3.9%
Banking - 1.0%
Bancorp (The) [a]	373,567	$2,562,670
BCB Holdings [a]	3,320,860	5,176,121
Canadian Western Bank	165,000	3,461,395

		11,200,186

Insurance - 1.4%
American Physicians Service Group	80,000	1,845,600
American Safety Insurance Holdings [a]	298,000	4,306,100
Argo Group International Holdings [a]	103,605	3,019,050
Navigators Group [a]	75,900	3,575,649
United Fire & Casualty	100,000	1,823,000

		14,569,399

Securities Brokers - 1.5%
†FBR Capital Markets [a]	768,900	4,751,802
†GMP Capital	403,800	4,872,549
Sanders Morris Harris Group	780,000	4,290,000
Thomas Weisel Partners Group [a]	509,506	1,925,933

		15,840,284

Total (Cost $40,711,834)		41,609,869

Financial Services – 3.6%
Investment Management - 2.8%
CapMan Cl. B [a]	1,950,000	3,740,924
Deutsche Beteiligungs	207,011	5,072,328
Endeavour Financial [b]	1,021,000	1,727,944
†Gluskin Sheff + Associates	360,000	7,073,672
Sprott Resource [a]	1,989,600	7,685,599
U.S. Global Investors Cl. A	166,000	2,043,460
Westwood Holdings Group	87,700	3,187,018

		30,530,945

Other Financial Services - 0.8%
†Kennedy-Wilson Holdings [a]	988,423	8,846,386

Total (Cost $43,350,243)		39,377,331

Health – 10.6%
Commercial Services - 0.7%
†OdontoPrev	124,500	4,557,382
PDI [a,c]	740,394	3,568,699

		8,126,081

Drugs and Biotech - 3.6%
Anika Therapeutics [a]	237,048	1,808,676
†CombiMatrix Corporation [a,b]	311,900	1,964,970
Dyax Corporation [a]	877,484	2,974,671
Genoptix [a]	240,676	8,551,218
Lexicon Pharmaceuticals [a]	3,004,591	5,107,805
Maxygen [a,b]	215,800	1,314,222
†Medicines Company (The) [a]	300,027	2,502,225
Orchid Cellmark [a]	1,461,322	2,498,861
†Simcere Pharmaceutical Group ADR [a]	147,000	1,358,280
†Sinovac Biotech [a,b]	560,000	3,544,800
ULURU [a,c]	4,423,519	928,939
Vetoquinol	130,000	4,137,579
YM Biosciences [a]	1,307,600	1,765,260

		38,457,506

	SHARES	VALUE
Health (continued)
Health Services - 0.9%
BioClinica [a]	569,400	$2,419,950
CorVel Corporation [a]	117,855	3,952,857
U.S. Physical Therapy [a]	231,840	3,925,051

		10,297,858

Medical Products and Devices - 5.4%
ArthroCare Corporation [a,b]	159,800	3,771,280
Bruker Corporation [a]	358,637	4,325,162
Cerus Corporation [a,b]	592,700	1,179,473
Cynosure Cl. A [a]	447,000	5,136,030
Exactech [a]	337,978	5,850,399
Merit Medical Systems [a,b]	75,400	1,454,466
Neogen Corporation [a]	124,885	2,948,535
SenoRx [a]	592,267	4,886,203
Solta Medical [a,b]	1,108,077	2,249,396
STRATEC Biomedical Systems	53,100	2,024,192
†SurModics [a,b]	109,900	2,490,334
Syneron Medical [a,b]	910,697	9,516,784
†Virtual Radiologic [a,b]	550,430	7,023,487
Young Innovations	205,152	5,083,666

		57,939,407

Total (Cost $115,162,968)		114,820,852

Industrial Products – 11.6%
Building Systems and Components - 1.9%
AAON	226,069	4,406,085
Drew Industries [a]	495,100	10,223,815
LSI Industries	723,850	5,703,938

		20,333,838

Industrial Components - 1.2%
Graham Corporation	406,500	8,414,550
†Voltamp Transformers	239,300	4,667,073

		13,081,623

Machinery - 2.0%
Burckhardt Compression Holding	53,500	9,574,441
Kadant [a]	418,069	6,672,381
Key Technology [a,c]	405,314	4,725,961

		20,972,783

Metal Fabrication and Distribution - 4.3%
Castle (A.M.) & Co.	333,779	4,569,435
Foster (L.B.) Company Cl. A [a]	192,842	5,748,620
Horsehead Holding Corporation [a]	947,274	12,077,743
Olympic Steel	433,300	14,116,914
†RBC Bearings [a]	327,821	7,975,885
Samuel Manu-Tech	367,600	1,585,195

		46,073,792

Miscellaneous Manufacturing - 1.1%
Semperit AG Holding	268,100	10,339,646
Synalloy Corporation	190,700	1,668,625

		12,008,271

Pumps, Valves and Bearings - 0.5%
Pfeiffer Vacuum Technology	68,000	5,700,403

Specialty Chemicals and Materials - 0.6%
American Vanguard	276,533	2,295,224

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders	|	63

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Specialty Chemicals and Materials (continued)
Phoscan Chemical [a]	2,968,200	$1,050,087
Victrex	256,500	3,318,086

		6,663,397

Total (Cost $108,081,993)		124,834,107

Industrial Services – 11.2%
Commercial Services - 4.7%
ATC Technology [a]	307,863	7,342,533
Barrett Business Services	125,901	1,547,323
Begbies Traynor	1,682,300	2,892,651
CRA International [a]	169,877	4,527,222
Electro Rent	214,400	2,474,176
Exponent [a]	240,609	6,698,555
Forrester Research [a]	78,800	2,044,860
GP Strategies [a,c]	1,028,900	7,747,617
Healthcare Locums	616,000	2,756,724
Heritage-Crystal Clean [a]	317,133	3,317,211
Intersections [a]	480,369	2,353,808
Kforce [a]	386,167	4,827,088
Lincoln Educational Services [a]	113,319	2,455,623

		50,985,391

Engineering and Construction - 2.1%
Cavco Industries [a]	294,078	10,563,282
Layne Christensen [a]	134,000	3,847,140
Sterling Construction [a]	405,700	7,781,326

		22,191,748

Food, Tobacco and Agriculture - 0.4%
Harbinger Group [a]	634,900	4,456,998

Industrial Distribution - 0.3%
Houston Wire & Cable	266,800	3,174,920

Printing - 1.3%
Courier Corporation	266,132	3,792,381
CSS Industries	140,700	2,735,208
Domino Printing Sciences	619,400	3,288,694
Ennis	250,400	4,204,216

		14,020,499

Transportation and Logistics - 2.4%
Euroseas	1,071,202	4,188,400
Marten Transport [a]	300,250	5,389,487
Patriot Transportation Holding [a,b]	136,173	12,862,902
Vitran Corporation [a]	332,050	3,609,383

		26,050,172

Total (Cost $118,141,010)		120,879,728

Natural Resources – 16.3%
Energy Services - 6.5%
Boots & Coots [a,b]	2,648,500	4,370,025
Dawson Geophysical [a,b]	215,960	4,990,835
Gulf Island Fabrication	290,038	6,099,499
Lamprell	3,465,000	10,224,397
OYO Geospace [a,b]	172,975	7,418,898
Pioneer Drilling [a]	331,900	2,622,010
T-3 Energy Services [a]	529,505	13,502,377
	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
Tesco Corporation [a]	305,800	$3,947,878
TGC Industries [a,b,c]	1,405,193	5,494,305
Total Energy Services	1,109,300	7,371,645
†Union Drilling [a,b]	552,031	3,450,194
World Energy Solutions [a,c]	428,100	1,232,928

		70,724,991

Oil and Gas - 1.1%
Approach Resources [a]	423,300	3,267,876
Gran Tierra Energy [a,b]	916,700	5,252,691
†Vantage Drilling [a,b]	1,850,000	2,978,500

		11,499,067

Precious Metals and Mining - 8.3%
Alamos Gold [a]	664,900	7,985,030
Allied Nevada Gold [a]	894,200	13,484,536
Bear Creek Mining [a]	697,600	2,594,697
Eldorado Gold [a]	327,000	4,633,590
Endeavour Silver [a,b]	1,031,800	3,755,752
Entree Gold [a]	1,721,700	4,149,297
Fronteer Development Group [a]	2,165,000	8,508,450
Gammon Gold [a]	430,486	4,739,651
Great Basin Gold [a]	2,648,600	4,583,799
†Keegan Resources [a]	700,000	4,437,539
Lumina Copper [a]	1,715,900	1,722,709
Quaterra Resources [a,b]	844,000	1,613,998
Red Back Mining [a]	449,700	6,449,777
Silvercorp Metals	1,722,700	11,369,820
US Gold [a]	2,509,204	6,222,826
Western Copper [a]	1,840,900	2,886,720

		89,138,191

Other Natural Resources - 0.4%
†Magma Energy [a]	2,798,700	4,843,570

Total (Cost $135,192,579)		176,205,819

Technology – 13.9%
Aerospace and Defense - 0.7%
Ducommun	204,800	3,831,808
†LaBarge [a]	339,072	4,085,818

		7,917,626

Components and Systems - 2.5%
LaCie [a]	504,207	2,119,082
SMART Modular Technologies (WWH) [a]	1,667,968	10,491,519
Super Micro Computer [a,b]	596,189	6,629,622
Xyratex [a]	543,600	7,235,316

		26,475,539

Distribution - 0.6%
Diploma	2,277,000	6,500,585

IT Services - 0.6%
iGATE Corporation	305,021	3,050,210
Neurones	436,000	3,777,835

		6,828,045

Semiconductors and Equipment - 5.1%
Advanced Energy Industries [a]	291,200	4,391,296
ATMI [a]	346,800	6,457,416

64 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
CEVA [a]	681,597	$8,765,337
GSI Technology [a,b]	785,200	3,517,696
Ikanos Communications [a]	846,100	1,582,207
Rubicon Technology [a]	64,955	1,319,236
Rudolph Technologies [a]	578,500	3,887,520
Sigma Designs [a,b]	522,375	5,589,413
Smartrac [a]	140,000	3,012,842
Supertex [a]	201,800	6,013,640
TTM Technologies [a]	865,900	9,983,827

		54,520,430

Software - 1.2%
Double-Take Software [a]	496,350	4,958,537
Fundtech [a]	328,900	4,035,603
NetScout Systems [a]	80,435	1,177,568
Phoenix Technologies [a]	1,012,650	2,784,788

		12,956,496

Telecommunications - 3.2%
Anaren [a]	393,932	5,928,677
Atlantic Tele-Network	263,300	14,484,133
Ceragon Networks [a]	411,000	4,825,140
Digi International [a]	449,600	4,100,352
KVH Industries [a]	356,400	5,256,900

		34,595,202

Total (Cost $123,748,301)		149,793,923

Miscellaneous [d] – 4.9%
Total (Cost $43,325,460)		52,958,264

TOTAL COMMON STOCKS
(Cost $837,972,037)		946,525,786

REPURCHASE AGREEMENT – 12.1%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10,
maturity value $130,790,073 (collateralized
by obligations of various U.S. Government
Agencies, 1.50%-4.25% due 8/15/10-11/19/12,
valued at $134,061,981)
(Cost $130,790,000)		130,790,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 3.4%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0582%)
(Cost $36,458,587)		36,458,587

TOTAL INVESTMENTS – 103.2%
(Cost $1,005,220,624)		1,113,774,373
LIABILITIES LESS CASH
AND OTHER ASSETS – (3.2)%		(34,690,781)

NET ASSETS – 100.0%		$1,079,083,592

Royce Premier Fund

	SHARES	VALUE
COMMON STOCKS – 87.0%

Consumer Products – 11.0%
Apparel, Shoes and Accessories - 5.9%
Columbia Sportswear	856,600	$33,441,664
Fossil [a,c]	3,548,290	119,080,612
Polo Ralph Lauren Cl. A	1,294,200	104,804,316
Timberland Company (The) Cl. A [a]	2,582,279	46,300,263

		303,626,855

Food/Beverage/Tobacco - 1.1%
†Cal-Maine Foods [b,c]	1,712,686	58,368,339

Health, Beauty and Nutrition - 1.7%
Nu Skin Enterprises Cl. A [c]	3,381,500	90,860,905

Sports and Recreation - 2.3%
Thor Industries [c]	3,754,300	117,885,020

Total (Cost $444,869,151)		570,741,119

Consumer Services – 0.9%
Retail Stores - 0.9%
†Buckle (The) [b]	1,663,536	48,708,334

Total (Cost $45,545,750)		48,708,334

Financial Intermediaries – 6.1%
Insurance - 3.4%
Alleghany Corporation [a]	324,929	89,680,404
ProAssurance Corporation [a,c]	1,633,449	87,732,546

		177,412,950

Securities Brokers - 1.4%
Knight Capital Group Cl. A [a]	4,667,200	71,874,880

Securities Exchanges - 1.3%
TMX Group	2,208,900	69,972,612

Total (Cost $235,229,641)		319,260,442

Financial Services – 3.9%
Information and Processing - 1.9%
Interactive Data	2,669,100	67,528,230
Morningstar [a,b]	707,375	34,194,507

		101,722,737

Investment Management - 2.0%
Affiliated Managers Group [a,b]	500,000	33,675,000
Federated Investors Cl. B	2,484,600	68,326,500

		102,001,500

Total (Cost $164,560,166)		203,724,237

Health – 4.9%
Drugs and Biotech - 3.3%
Endo Pharmaceuticals Holdings [a]	3,084,250	63,257,968
Perrigo Company	2,767,900	110,273,136

		173,531,104

Medical Products and Devices - 1.6%
IDEXX Laboratories [a,b]	1,536,500	82,110,560

Total (Cost $117,906,792)		255,641,664

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders	|	65

Schedules of Investments

Royce Premier Fund (continued)

	SHARES	VALUE
Industrial Products – 19.5%
Building Systems and Components - 1.7%
Simpson Manufacturing [c]	3,308,986	$88,978,634

Industrial Components - 1.5%
†GrafTech International [a]	3,905,176	60,725,487
PerkinElmer	927,100	19,088,989

		79,814,476

Machinery - 5.4%
Lincoln Electric Holdings [c]	2,512,497	134,318,090
Wabtec Corporation	1,183,237	48,323,399
Woodward Governor [c]	3,841,024	98,983,188

		281,624,677

Metal Fabrication and Distribution - 6.2%
Kennametal	1,563,500	40,525,920
Reliance Steel & Aluminum	2,419,800	104,583,756
Schnitzer Steel Industries Cl. A [c]	1,635,238	78,000,853
Sims Metal Management ADR	5,059,714	98,664,423

		321,774,952

Miscellaneous Manufacturing - 1.1%
Rational	329,966	55,896,189

Pumps, Valves and Bearings - 2.1%
Gardner Denver	2,488,400	105,881,420

Specialty Chemicals and Materials - 1.5%
Westlake Chemical	3,174,500	79,140,285

Total (Cost $718,037,250)		1,013,110,633

Industrial Services – 11.6%
Commercial Services - 7.2%
Copart [a]	1,491,100	54,618,993
Corinthian Colleges [a,b]	3,535,602	48,685,239
Gartner [a]	4,607,100	83,112,084
Hewitt Associates Cl. A [a]	234,700	9,918,422
Ritchie Bros. Auctioneers	3,951,500	88,632,145
Sotheby’s	2,256,294	50,721,489
Watson Wyatt Worldwide Cl. A	741,011	35,212,843

		370,901,215

Food, Tobacco and Agriculture - 1.6%
Sanderson Farms [c]	1,957,391	82,523,605

Industrial Distribution - 1.3%
MSC Industrial Direct Cl. A	872,184	40,992,648
Pool Corporation	1,511,400	28,837,512

		69,830,160

Transportation and Logistics - 1.5%
Arkansas Best [c]	1,906,902	56,120,126
UTI Worldwide	1,419,800	20,331,536

		76,451,662

Total (Cost $468,079,450)		599,706,642

Natural Resources – 14.0%
Energy Services - 6.8%
Ensign Energy Services	7,103,000	101,874,074
Pason Systems	3,778,500	42,089,712
Trican Well Service	6,069,100	81,590,616
	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
Unit Corporation [a,c]	2,920,474	$124,120,145

		349,674,547

Precious Metals and Mining - 4.5%
Pan American Silver [a]	3,964,244	94,388,650
†Seabridge Gold [a,c]	2,103,900	51,061,653
Silver Standard Resources [a,c]	4,116,399	90,025,646

		235,475,949

Real Estate - 2.7%
Jones Lang LaSalle	1,169,700	70,649,880
St. Joe Company (The) [a,b]	2,377,450	68,684,530

		139,334,410

Total (Cost $569,933,254)		724,484,906

Technology – 13.2%
Components and Systems - 3.6%
Benchmark Electronics [a]	2,240,000	42,358,400
Dionex Corporation [a,c]	1,294,500	95,624,715
Zebra Technologies Cl. A [a]	1,706,500	48,396,340

		186,379,455

IT Services - 0.7%
Jack Henry & Associates	1,573,540	36,380,245

Semiconductors and Equipment - 4.7%
Cabot Microelectronics [a,c]	2,086,191	68,760,855
Cognex Corporation [c]	2,957,717	52,410,745
MKS Instruments [a,c]	2,941,910	51,218,653
Varian Semiconductor Equipment
Associates [a]	2,009,521	72,101,614

		244,491,867

Software - 2.1%
Fair Isaac	1,682,600	35,856,206
National Instruments	2,508,101	73,863,575

		109,719,781

Telecommunications - 2.1%
ADTRAN	2,922,029	65,891,754
†Comtech Telecommunications [a,b]	1,153,250	40,421,412

		106,313,166

Total (Cost $652,323,658)		683,284,514

Miscellaneous [d] – 1.9%
Total (Cost $71,962,810)		97,322,954

TOTAL COMMON STOCKS
(Cost $3,488,447,922)		4,515,985,445

66 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

VALUE
REPURCHASE AGREEMENT – 12.9%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10,
maturity value $668,302,371 (collateralized
by obligations of various U.S. Government
Agencies, 0.875%-2.875% due 6/30/10-1/31/11,
valued at $692,096,250)
(Cost $668,302,000)	$668,302,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 3.1%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0582%)
(Cost $160,537,960)	160,537,960

TOTAL INVESTMENTS – 103.0%
(Cost $4,317,287,882)	5,344,825,405
LIABILITIES LESS CASH
AND OTHER ASSETS – (3.0)%	(157,798,804)

NET ASSETS – 100.0%	$5,187,026,601

Royce Low-Priced Stock Fund

	SHARES	VALUE
COMMON STOCKS – 93.3%

Consumer Products – 7.9%
Apparel, Shoes and Accessories - 2.6%
Fossil [a,b]	995,550	$33,410,658
†Gildan Activewear [a,b]	831,700	20,276,846
K-Swiss Cl. A [a,b]	852,000	8,468,880
Timberland Company (The) Cl. A [a,b]	1,501,382	26,919,779

		89,076,163

Food/Beverage/Tobacco - 0.7%
Industrias Bachoco ADR	1,031,165	23,675,549

Health, Beauty and Nutrition - 2.9%
Nu Skin Enterprises Cl. A	2,201,000	59,140,870
NutriSystem	1,291,816	40,265,905

		99,406,775

Home Furnishing and Appliances - 0.5%
Helen of Troy [a]	751,996	18,393,822

Sports and Recreation - 1.2%
Callaway Golf	2,450,066	18,473,498
RC2 Corporation [a]	650,062	9,588,414
Winnebago Industries [a]	1,070,535	13,060,527

		41,122,439

Total (Cost $206,117,164)		271,674,748

Consumer Services – 3.7%
Leisure and Entertainment - 0.3%
DreamWorks Animation SKG Cl. A [a]	131,650	5,259,417
New Frontier Media [a,c]	1,903,000	3,596,670

		8,856,087

Retail Stores - 3.4%
American Eagle Outfitters	150,000	2,547,000
Buckle (The) [b]	704,575	20,629,956
Cato Corporation (The) Cl. A	597,350	11,982,841
Charming Shoppes [a]	2,423,428	15,679,579
Hibbett Sports [a,b]	260,137	5,720,413
Lewis Group	1,543,747	11,045,077
Men’s Wearhouse (The)	1,325,675	27,918,716
Pacific Sunwear of California [a,b]	1,366,800	5,439,864
Tuesday Morning [a]	1,291,300	3,331,554
Williams-Sonoma	640,405	13,307,616

		117,602,616

Total (Cost $107,524,505)		126,458,703

Financial Intermediaries – 6.9%
Banking - 0.1%
Wilmington Trust	429,500	5,300,030

Insurance - 3.0%
Argo Group International Holdings [a]	521,897	15,208,078
Aspen Insurance Holdings	753,000	19,163,850
CNA Surety [a]	424,800	6,325,272
Greenlight Capital Re Cl. A [a]	573,812	13,524,749
Navigators Group [a]	100,200	4,720,422
Validus Holdings	1,633,635	44,010,127

		102,952,498

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders	|	67

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE
Financial Intermediaries (continued)
Securities Brokers - 1.9%
Jefferies Group [a,b]	498,200	$11,822,286
Knight Capital Group Cl. A [a]	2,924,500	45,037,300
Thomas Weisel Partners Group [a,b]	1,134,500	4,288,410
TradeStation Group [a,b]	593,600	4,683,504

		65,831,500

Securities Exchanges - 0.9%
MarketAxess Holdings	1,062,340	14,766,526
TMX Group	470,500	14,904,303

		29,670,829

Other Financial Intermediaries - 1.0%
KKR Financial Holdings	5,986,960	34,724,368

Total (Cost $204,097,457)		238,479,225

Financial Services – 3.2%
Insurance Brokers - 0.3%
Brown & Brown	550,000	9,883,500

Investment Management - 2.4%
Brait	2,700,000	7,693,322
CapMan Cl. B [a]	2,918,978	5,599,833
Deutsche Beteiligungs	409,995	10,045,984
Federated Investors Cl. B	949,700	26,116,750
Sprott	5,516,400	23,735,525
U.S. Global Investors Cl. A	653,751	8,047,675

		81,239,089

Other Financial Services - 0.5%
†Kennedy-Wilson Holdings [a,b]	1,994,994	17,855,196

Total (Cost $120,427,213)		108,977,785

Health – 4.4%
Drugs and Biotech - 2.4%
Cypress Bioscience [a]	968,949	5,581,146
†Emergent Biosolutions [a]	1,037,900	14,105,061
Endo Pharmaceuticals Holdings [a]	1,859,200	38,132,192
Lexicon Pharmaceuticals [a,b]	2,027,300	3,446,410
Maxygen [a]	790,200	4,812,318
ViroPharma [a,b]	1,188,100	9,968,159
VIVUS [a]	524,150	4,816,939

		80,862,225

Health Services - 1.1%
Cross Country Healthcare [a,c]	2,328,100	23,071,471
EResearch Technology [a]	1,786,250	10,735,362
MedQuist	600,200	4,015,338

		37,822,171

Medical Products and Devices - 0.9%
Bruker Corporation [a]	826,979	9,973,367
Caliper Life Sciences [a,b]	2,009,729	5,165,003
CONMED Corporation [a]	255,500	5,825,400
†Immucor [a,b]	214,019	4,331,745
Medical Action Industries [a]	394,250	6,331,655

		31,627,170

Total (Cost $152,238,698)		150,311,566

	SHARES	VALUE
Industrial Products – 11.2%
Automotive - 0.8%
Gentex Corporation	844,232	$15,069,541
Landi Renzo	2,798,000	13,693,217

		28,762,758

Building Systems and Components - 0.8%
AAON	471,250	9,184,663
†WaterFurnace Renewable Energy [c]	700,500	17,387,752

		26,572,415

Industrial Components - 1.8%
GrafTech International [a]	3,365,500	52,333,525
Powell Industries [a]	314,848	9,927,157

		62,260,682

Machinery - 1.0%
Lincoln Electric Holdings	384,663	20,564,084
Woodward Governor	525,700	13,547,289

		34,111,373

Metal Fabrication and Distribution - 4.9%
Castle (A.M.) & Co. [c]	1,849,667	25,321,941
†Horsehead Holding Corporation [a,b]	919,800	11,727,450
Kennametal	1,944,500	50,401,440
Olympic Steel	510,800	16,641,864
Schnitzer Steel Industries Cl. A	317,100	15,125,670
Sims Metal Management ADR	2,499,350	48,737,325

		167,955,690

Pumps, Valves and Bearings - 0.9%
Gardner Denver	700,618	29,811,296

Specialty Chemicals and Materials - 1.0%
Schulman (A.)	446,190	9,004,114
Symyx Technologies [a]	733,123	4,032,177
Victrex	650,000	8,408,405
Westlake Chemical	592,813	14,778,828

		36,223,524

Total (Cost $251,590,146)		385,697,738

Industrial Services – 9.4%
Advertising and Publishing - 0.3%
ValueClick [a]	1,152,600	11,664,312

Commercial Services - 5.1%
CBIZ [a,b]	597,600	4,601,520
Copart [a,b]	311,795	11,421,051
Corinthian Colleges [a,b]	1,932,792	26,614,546
Exponent [a]	250,400	6,971,136
Forrester Research [a]	518,300	13,449,885
Kforce [a]	740,774	9,259,675
Korn/Ferry International [a]	1,804,663	29,776,939
LECG Corporation [a,c]	1,722,490	5,150,245
MAXIMUS	246,891	12,344,550
Monster Worldwide [a]	225,000	3,915,000
TrueBlue [a]	2,170,791	32,149,415
Universal Technical Institute [a]	918,300	18,549,660

		174,203,622

Engineering and Construction - 0.2%
Dycom Industries [a]	694,100	5,573,623

68 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Industrial Services (continued)
Food, Tobacco and Agriculture - 1.9%
Imperial Sugar [c]	713,740	$12,447,625
Intrepid Potash [a,b]	1,754,900	51,190,433
Omega Protein [a,b]	396,000	1,726,560

		65,364,618

Industrial Distribution - 0.5%
Houston Wire & Cable [c]	1,465,700	17,441,830

Printing - 0.5%
Ennis	1,004,600	16,867,234

Transportation and Logistics - 0.9%
Heartland Express	688,366	10,511,349
Universal Truckload Services	387,561	7,014,854
Werner Enterprises	690,600	13,666,974

		31,193,177

Total (Cost $298,196,390)		322,308,416

Natural Resources – 25.4%
Energy Services - 10.3%
Calfrac Well Services	1,305,300	26,022,379
Ensign Energy Services	3,304,100	47,388,727
Global Industries [a]	1,586,950	11,314,953
Lamprell	5,721,523	16,882,863
Major Drilling Group International	860,800	23,679,510
Oil States International [a]	786,200	30,889,798
Pason Systems	2,250,700	25,071,143
RPC	1,170,564	12,173,866
Tesco Corporation [a,c]	3,077,305	39,728,008
Total Energy Services [c]	1,966,700	13,069,335
Trican Well Service	4,711,500	63,339,571
Unit Corporation [a,b]	1,013,400	43,069,500

		352,629,653

Oil and Gas - 0.5%
Frontier Oil	500,000	6,020,000
St. Mary Land & Exploration	328,000	11,230,720

		17,250,720

Precious Metals and Mining - 14.6%
Agnico-Eagle Mines	294,200	15,886,800
Alamos Gold [a]	4,798,400	57,625,763
Allied Nevada Gold [a,b]	1,950,050	29,406,754
†Centamin Egypt [a]	6,549,400	13,025,532
Denison Mines [a,b]	3,096,300	3,901,338
Fronteer Development Group [a]	3,885,500	15,270,015
Gammon Gold [a]	5,256,400	57,872,964
Hecla Mining [a,b]	3,328,115	20,567,750
Ivanhoe Mines [a,b]	4,357,800	63,667,458
Northam Platinum	2,040,000	13,186,434
Pan American Silver [a,b]	2,129,053	50,692,752
Red Back Mining [a]	2,448,200	35,113,066
†Seabridge Gold [a,b]	1,052,700	25,549,029
Silver Standard Resources [a,b]	2,458,300	53,763,021
Silvercorp Metals	4,456,400	29,412,240
Thompson Creek Metals [a]	1,178,000	13,806,160
Uranium Resources [a,b]	2,746,500	2,114,805
	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
†US Gold [a,b]	900,000	$2,232,000

		503,093,881

Total (Cost $616,250,967)		872,974,254

Technology – 16.6%
Aerospace and Defense - 2.5%
†Ceradyne [a,b,c]	1,583,100	30,411,351
HEICO Corporation Cl. A	1,201,563	43,208,206
Integral Systems [a,c]	1,366,294	11,832,106

		85,451,663

Components and Systems - 1.2%
Brocade Communications Systems [a]	1,449,676	11,061,028
†Littelfuse [a,b]	258,400	8,307,560
Methode Electronics	1,226,000	10,641,680
†Teradata Corporation [a]	308,835	9,706,684
Trimble Navigation [a]	138,000	3,477,600

		43,194,552

Internet Software and Services - 0.3%
iPass	1,326,417	1,379,474
RealNetworks [a,b]	2,373,900	8,807,169

		10,186,643

IT Services - 1.2%
Jack Henry & Associates	297,100	6,868,952
SRA International Cl. A [a,b]	1,362,500	26,023,750
Syntel	203,141	7,725,452

		40,618,154

Semiconductors and Equipment - 6.7%
Advanced Energy Industries [a]	664,100	10,014,628
Brooks Automation [a]	1,846,182	15,840,242
CEVA [a]	881,286	11,333,338
Cirrus Logic [a]	1,478,400	10,082,688
Cognex Corporation	477,738	8,465,517
Exar Corporation [a]	461,700	3,282,687
Fairchild Semiconductor International [a]	1,500,800	14,992,992
IPG Photonics [a]	448,900	7,514,586
Lam Research [a,b]	343,800	13,480,398
MKS Instruments [a]	1,419,600	24,715,236
Novellus Systems [a,b]	650,000	15,171,000
OmniVision Technologies [a]	877,191	12,745,585
†QLogic Corporation [a]	300,000	5,661,000
Sigma Designs [a,c]	2,045,558	21,887,471
Silicon Motion Technology ADR [a]	745,000	2,540,450
Trident Microsystems [a,b]	2,050,143	3,813,266
TTM Technologies [a,b,c]	2,300,035	26,519,403
Varian Semiconductor Equipment Associates [a]	399,200	14,323,296
Verigy [a,b]	660,200	8,496,774

		230,880,557

Software - 0.6%
Avid Technology [a]	674,543	8,607,168
DivX [a,b]	1,522,431	8,586,511
THQ [a,b]	462,500	2,331,000

		19,524,679

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders	|	69

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE
Technology (continued)
Telecommunications - 4.1%
ADTRAN	1,795,000	$40,477,250
Arris Group [a,b]	1,406,971	16,081,678
Harmonic [a]	1,722,500	10,903,425
KVH Industries [a,c]	1,100,200	16,227,950
NETGEAR [a]	1,292,800	28,040,832
Novatel Wireless [a,c]	2,292,176	18,268,643
PC-Tel [a,c]	1,295,592	7,669,905
†Tekelec [a,b]	300,000	4,584,000

		142,253,683

Total (Cost $561,901,232)		572,109,931

Miscellaneous [d] – 4.6%
Total (Cost $127,030,936)		159,641,191

TOTAL COMMON STOCKS (Cost $2,645,374,708)		3,208,633,557

REPURCHASE AGREEMENT – 6.9%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10,
maturity value $236,888,132 (collateralized
by obligations of various U.S. Government
Agencies, 0.875%-7.00% due 3/15/10-3/30/10,
valued at $242,813,906)
(Cost $236,888,000)		236,888,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 4.3%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0582%)
(Cost $149,387,346)		149,387,346

TOTAL INVESTMENTS – 104.5%
(Cost $3,031,650,054)		3,594,908,903
LIABILITIES LESS CASH AND OTHER ASSETS – (4.5)%		(155,052,353)

NET ASSETS – 100.0%		$3,439,856,550

Royce Total Return Fund

	SHARES	VALUE
COMMON STOCKS – 95.3%

Consumer Products – 6.8%
Apparel, Shoes and Accessories - 2.6%
Cherokee	29,454	$524,870
Columbia Sportswear	197,609	7,714,655
Guess?	427,116	18,067,007
Jones Apparel Group	483,500	7,765,010
K-Swiss Cl. A [a]	158,675	1,577,230
Liz Claiborne [a,b]	9,890	55,681
Movado Group	75,625	735,075
Phillips-Van Heusen	76,184	3,099,165
Polo Ralph Lauren Cl. A	213,000	17,248,740
Steven Madden [a]	127,400	5,253,976
Weyco Group	303,655	7,178,404
Wolverine World Wide	1,271,975	34,623,160

		103,842,973

Food/Beverage/Tobacco - 2.0%
Cal-Maine Foods [b]	120,719	4,114,103
Flowers Foods	400,000	9,504,000
Hershey Creamery	173	289,775
J & J Snack Foods	379,322	15,157,707
J.M. Smucker Company (The)	324,000	20,007,000
Lancaster Colony	398,000	19,780,600
Mannatech [b]	316,298	986,850
Tootsie Roll Industries	448,207	12,271,908

		82,111,943

Health, Beauty and Nutrition - 0.6%
Inter Parfums	1,107,483	13,478,068
Nu Skin Enterprises Cl. A	36,200	972,694
NutriSystem	279,654	8,716,815

		23,167,577

Home Furnishing and Appliances - 0.9%
Ethan Allen Interiors	1,179,050	15,822,851
Hooker Furniture	20,530	253,956
Kimball International Cl. B	724,600	6,173,592
National Presto Industries	136,557	14,916,121

		37,166,520

Household Products/Wares - 0.1%
Blyth	68,545	2,311,337

Sports and Recreation - 0.6%
Arctic Cat [a,b]	169,718	1,554,617
Callaway Golf	1,266,461	9,549,116
Hasbro	78,806	2,526,520
Sturm, Ruger & Company	179,504	1,741,189
Thor Industries	341,485	10,722,629

		26,094,071

Total (Cost $244,635,621)		274,694,421

Consumer Services – 7.2%
Leisure and Entertainment - 1.4%
Ambassadors Group	289,962	3,853,595
International Speedway Cl. A	849,547	24,169,612
Regal Entertainment Group Cl. A	396,300	5,722,572
Speedway Motorsports	180,673	3,183,458

70 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Consumer Services (continued)
Leisure and Entertainment (continued)
World Wrestling Entertainment Cl. A	1,135,284	$17,403,904

		54,333,141

Online Commerce - 0.2%
Systemax	554,738	8,714,934

Restaurants and Lodgings - 0.4%
Bob Evans Farms	426,400	12,344,280
Brinker International	21,250	317,050
DineEquity [a,b]	61,030	1,482,419

		14,143,749

Retail Stores - 5.2%
Abercrombie & Fitch Cl. A	5,200	181,220
American Eagle Outfitters	1,330,824	22,597,392
bebe Stores	16,300	102,201
Books-A-Million	27	181
Brown Shoe	67,300	664,251
Buckle (The) [b]	943,010	27,611,333
Cato Corporation (The) Cl. A	1,323,580	26,551,015
Christopher & Banks	55,723	424,609
Dress Barn (The) [a]	1,542,645	35,635,100
Family Dollar Stores	1,238,157	34,457,909
Finish Line (The) Cl. A	72,800	913,640
Foot Locker	103,900	1,157,446
Men’s Wearhouse (The)	188,452	3,968,799
Pep Boys-Manny, Moe & Jack (The)	742,500	6,281,550
RadioShack Corporation	318,122	6,203,379
Regis Corporation	5,300	82,521
Ross Stores	205,314	8,768,961
Tiffany & Co.	509,100	21,891,300
Tuesday Morning [a]	2,728	7,038
Village Super Market Cl. A	373,838	10,213,254
Williams-Sonoma	95,300	1,980,334

		209,693,433

Total (Cost $264,894,342)		286,885,257

Diversified Investment Companies – 0.1%
Closed-End Funds - 0.1%
Central Fund of Canada Cl. A	315,000	4,340,700

Total (Cost $3,235,898)		4,340,700

Financial Intermediaries – 21.6%
Banking - 3.2%
Banco Latinoamericano de
Exportaciones Cl. E	298,675	4,151,582
Bancorp Rhode Island [c]	261,300	6,710,184
Bank of Hawaii	253,401	11,925,051
Bank of N.T. Butterfield & Son	507,173	1,977,975
Bank Sarasin & Cie Cl. B	82,000	3,098,985
BOK Financial	491,382	23,350,473
Canadian Western Bank	783,200	16,430,088
Central Pacific Financial [a,b]	20,000	26,200
Centrue Financial [b]	173,755	463,926
Credicorp	235,800	18,161,316
First Citizens BancShares Cl. A	10,800	1,771,308
First Financial Bancorp	150,000	2,184,000
	SHARES	VALUE
Financial Intermediaries (continued)
Banking (continued)
First National Bank Alaska	3,110	$5,364,750
HopFed Bancorp	134,000	1,273,000
Kearny Financial	440,699	4,442,246
NewAlliance Bancshares	200,000	2,402,000
Oriental Financial Group	119,500	1,290,600
Peapack-Gladstone Financial [c]	463,145	5,872,679
Provident Financial Services	26,000	276,900
Provident New York Bancorp	50,000	422,000
Sun Bancorp [a]	284,428	1,066,605
Trustmark Corporation	80,700	1,818,978
Vontobel Holding	55,000	1,570,892
Wilmington Trust	942,100	11,625,514

		127,677,252

Insurance - 14.7%
Alleghany Corporation [a]	101,793	28,094,868
†Allied World Assurance Company Holdings	641,273	29,543,447
American Financial Group	362,650	9,048,117
American National Insurance	145,093	17,329,908
American Physicians Service Group	20,503	473,004
†Arch Capital Group [a,b]	377,090	26,980,789
Aspen Insurance Holdings	1,410,033	35,885,340
Assured Guaranty	276,500	6,016,640
Axis Capital Holdings	2,301	65,371
Baldwin & Lyons Cl. B	103,958	2,558,406
Cincinnati Financial	300,000	7,872,000
Donegal Group Cl. A	665,988	10,349,454
E-L Financial	53,588	23,057,930
EMC Insurance Group	323,230	6,952,677
Employers Holdings	73,500	1,127,490
Endurance Specialty Holdings	231,088	8,603,406
Erie Indemnity Cl. A	650,400	25,378,608
Fidelity National Financial Cl. A	969,700	13,052,162
First American	227,400	7,529,214
Flagstone Reinsurance Holdings	252,471	2,762,033
Harleysville Group	546,288	17,366,496
HCC Insurance Holdings	612,046	17,118,927
Infinity Property & Casualty	159,537	6,483,584
Leucadia National [a]	484,800	11,533,392
Markel Corporation [a]	67,900	23,086,000
Max Capital Group	897,800	20,020,940
Mercury General	211,000	8,283,860
Montpelier Re Holdings	1,535,610	26,596,765
Old Republic International	1,047,000	10,511,880
OneBeacon Insurance Group Cl. A	523,720	7,216,862
PartnerRe	564,057	42,112,496
Platinum Underwriters Holdings	105,693	4,046,985
Reinsurance Group of America	594,518	28,328,783
RenaissanceRe Holdings	161,100	8,562,465
RLI	165,000	8,786,250
State Auto Financial	515,015	9,527,777
Transatlantic Holdings	298,350	15,547,018
United Fire & Casualty	111,736	2,036,947
Validus Holdings	824,188	22,203,625
Wesco Financial	30,623	10,503,689

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders	|	71

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Financial Intermediaries (continued)
Insurance (continued)
White Mountains Insurance Group	15,760	$5,242,722
Zenith National Insurance	835,098	24,852,516

		592,650,843

Real Estate Investment Trusts - 2.6%
Annaly Capital Management	703,900	12,212,665
†Colony Financial	286,283	5,831,585
Cousins Properties	597,085	4,555,758
DCT Industrial Trust	1,121,600	5,630,432
Essex Property Trust	83,000	6,942,950
Lexington Realty Trust	1,067,385	6,489,701
MFA Financial	986,200	7,248,570
National Health Investors	278,000	10,283,220
National Retail Properties	650,000	13,793,000
PS Business Parks	168,500	8,433,425
Rayonier	529,400	22,319,504
Starhill Global REIT	400,000	148,205
Suntec Real Estate Investment Trust	400,000	382,599

		104,271,614

Securities Brokers - 0.4%
Investcorp Bank GDR [a]	40,000	120,400
Oppenheimer Holdings Cl. A	22,567	749,676
Raymond James Financial	597,925	14,212,677

		15,082,753

Securities Exchanges - 0.7%
TMX Group	884,600	28,021,990

Other Financial Intermediaries - 0.0%
KKR Financial Holdings	288,878	1,675,492

Total (Cost $818,960,410)		869,379,944

Financial Services – 8.0%
Diversified Financial Services - 0.0%
Advanta Corporation Cl. B	151,576	4,259
First Marblehead [a,b]	7,119	15,164

		19,423

Information and Processing - 1.1%
Global Payments	6,786	365,494
Interactive Data	612,900	15,506,370
SEI Investments	1,491,733	26,135,162

		42,007,026

Insurance Brokers - 1.3%
Brown & Brown	1,697,100	30,496,887
Gallagher (Arthur J.) & Co.	978,200	22,019,282

		52,516,169

Investment Management - 5.3%
A.F.P. Provida ADR	311,700	14,135,595
AGF Management Cl. B	815,600	13,257,350
AllianceBernstein Holding L.P.	1,313,200	36,900,920
AP Alternative Assets L.P. [a]	76,000	498,526
Apollo Investment	1,111,400	10,591,642
CI Financial	883,500	18,584,883
Cohen & Steers	385,630	8,807,789
Federated Investors Cl. B	1,606,663	44,183,233
GAMCO Investors Cl. A	278,300	13,439,107
	SHARES	VALUE
Financial Services (continued)
Investment Management (continued)
Gladstone Capital	80,000	$616,000
IGM Financial	106,900	4,334,875
Janus Capital Group	497,400	6,690,030
JZ Capital Partners	33,333	129,969
MVC Capital	425,000	5,015,000
Onex Corporation	106,200	2,396,443
Schroders	90,000	1,921,097
T. Rowe Price Group	471,800	25,123,350
†Teton Advisors Cl. A	3,955	49,438
Waddell & Reed Financial Cl. A	253,600	7,744,944

		214,420,191

Specialty Finance - 0.3%
Credit Acceptance [a,b]	234,005	9,851,611
GATX Corporation	59,000	1,696,250
Portfolio Recovery Associates [a]	37,580	1,686,590

		13,234,451

Total (Cost $293,510,691)		322,197,260

Health – 4.0%
Commercial Services - 1.3%
Chemed Corporation	637,634	30,587,303
Owens & Minor	543,000	23,310,990

		53,898,293

Drugs and Biotech - 0.2%
Biovail Corporation	557,633	7,784,557
Medicis Pharmaceutical Cl. A	4,213	113,962
Mylan [a,b]	496	9,141

		7,907,660

Health Services - 0.9%
Computer Programs and Systems	67,050	3,087,653
Healthcare Services Group	48,188	1,034,114
Omnicare	70,000	1,692,600
†Pharmaceutical Product Development	1,115,782	26,153,930
Universal HealthServices Cl. B	106,422	3,245,871

		35,214,168

Medical Products and Devices - 1.3%
Atrion Corporation	15,453	2,406,341
Hill-Rom Holdings	386,763	9,278,444
IDEXX Laboratories [a,b]	379,600	20,285,824
STERIS Corporation	773,983	21,648,305
West Pharmaceutical Services	1,200	47,040
Young Innovations	22,530	558,293

		54,224,247

Personal Care - 0.3%
Alberto-Culver Company	364,100	10,664,489

Total (Cost $115,620,405)		161,908,857

Industrial Products – 17.4%
Automotive - 0.3%
Gentex Corporation	595,000	10,620,750
Spartan Motors	311,771	1,755,271
Superior Industries International	76,000	1,162,800

		13,538,821

72 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Industrial Products (continued)
Building Systems and Components - 1.2%
Apogee Enterprises	403,437	$5,648,118
Bunka Shutter	60,000	201,314
LSI Industries	1,159,992	9,140,737
McGrath RentCorp	291,300	6,513,468
Preformed Line Products	204,410	8,953,158
Simpson Manufacturing	638,828	17,178,085

		47,634,880

Construction Materials - 0.4%
Ameron International	168,200	10,673,972
Ash Grove Cement	39,610	5,783,060
Louisiana-Pacific Corporation [a]	78,000	544,440

		17,001,472

Industrial Components - 1.5%
Bel Fuse Cl. A	22,350	434,484
Bel Fuse Cl. B	151,447	3,254,596
Chase Corporation [c]	773,974	9,140,633
CLARCOR	360,410	11,691,701
CTS Corporation	20,157	193,910
Donaldson Company	97,800	4,160,412
Hubbell Cl. B	320,377	15,153,832
Mueller Water Products Cl. A	3,500	18,200
PerkinElmer	702,600	14,466,534
Watts Water Technologies Cl. A	129,789	4,013,076

		62,527,378

Machinery - 4.6%
Ampco-Pittsburgh	211,574	6,670,928
Briggs & Stratton	385,640	7,215,324
Cascade Corporation	147,879	4,065,194
Franklin Electric	366,900	10,669,452
FreightCar America	117,712	2,334,229
Gorman-Rupp Company	461,307	12,750,525
Lincoln Electric Holdings	562,665	30,080,071
Lindsay Corporation	194,900	7,766,765
Mueller (Paul) Company [c]	116,700	2,334,000
Nordson Corporation	354,200	21,669,956
Regal-Beloit	10,107	524,958
Roper Industries	214,500	11,233,365
Snap-on	31,094	1,314,032
Starrett (L.S.) Company (The) Cl. A [c]	529,400	4,664,014
Sun Hydraulics	681,003	17,876,329
Tennant Company	537,600	14,079,744
Toro Company (The)	328,775	13,746,083
Twin Disc	2,194	22,905
Woodward Governor	609,200	15,699,084

		184,716,958

Metal Fabrication and Distribution - 2.4%
Allegheny Technologies	64,878	2,904,588
Carpenter Technology	375,888	10,130,182
Castle (A.M.) & Co.	169,754	2,323,932
Commercial Metals	8,800	137,720
Encore Wire	97,888	2,062,500
Gerdau Ameristeel	8,451	69,721
Gibraltar Industries [a]	7,776	122,317
Insteel Industries	72,663	944,619
	SHARES	VALUE
Industrial Products (continued)
Metal Fabrication and Distribution (continued)
Kaiser Aluminum	31,720	$1,320,186
Kennametal	154,532	4,005,469
Mueller Industries	414,115	10,286,617
Olympic Steel	66,935	2,180,742
Reliance Steel & Aluminum	704,463	30,446,891
Schnitzer Steel Industries Cl. A	252,000	12,020,400
Sims Metal Management ADR	372,275	7,259,363
Timken Company (The)	5,569	132,041
Trinity Industries	507,487	8,850,573
Worthington Industries	3,975	51,953

		95,249,814

Miscellaneous Manufacturing - 2.2%
Acuity Brands	75,701	2,697,984
American RailcarIndustries [b]	416,029	4,584,639
Brady Corporation Cl. A	456,800	13,708,568
Carlisle Companies	33,300	1,140,858
Crane Company	288,000	8,818,560
HNI Corporation	446,384	12,333,590
Matthews International Cl. A	179,300	6,352,599
Raven Industries	156,201	4,962,506
Smith (A.O.) Corporation	331,929	14,402,399
Standex International	22,808	458,213
Teleflex	309,700	16,689,733
Tredegar Corporation	4,500	71,190
Valmont Industries	19,396	1,521,616

		87,742,455

Paper and Packaging - 1.2%
Albany International Cl. A	342,500	7,692,550
AptarGroup	110,100	3,934,974
Bemis Company	464,800	13,781,320
Greif Cl. A	225,500	12,172,490
Schweitzer-Mauduit International	22,503	1,583,086
Sealed Air	1,213	26,516
Sonoco Products	359,778	10,523,507

		49,714,443

Pumps, Valves and Bearings - 0.5%
CIRCOR International	2,241	56,428
Kaydon Corporation	367,741	13,150,418
Robbins & Myers	281,778	6,627,419

		19,834,265

Specialty Chemicals and Materials - 2.9%
Aceto Corporation	36,783	189,432
Agrium [b]	5,200	319,800
Albemarle Corporation	443,000	16,111,910
Ashland	4,300	170,366
Balchem Corporation	661,000	22,150,110
Cabot Corporation	770,700	20,215,461
Cytec Industries	700	25,494
H.B. Fuller Company	101,692	2,313,493
Hawkins	154,190	3,365,968
Innospec	67,741	683,507
International Flavors & Fragrances	175,000	7,199,500
Lubrizol Corporation (The)	299,500	21,848,525
Methanex Corporation	364,698	7,107,964

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders	|	73

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Specialty Chemicals and Materials (continued)
Minerals Technologies	4,812	$262,110
NewMarket Corporation	7,688	882,352
Olin Corporation	41,146	720,878
Park Electrochemical	142,263	3,932,149
Quaker Chemical	405,000	8,359,200
Spartech Corporation	4,046	41,512
Westlake Chemical	1,910	47,616

		115,947,347

Other Industrial Products - 0.2%
MTS Systems	224,206	6,443,680

Total (Cost $540,453,925)		700,351,513

Industrial Services – 10.1%
Advertising and Publishing - 0.0%
E.W. Scripps Company Cl. A [a]	14,370	100,015
Journal Communications Cl. A	90,000	350,100
Scholastic Corporation	6,400	190,912

		641,027

Commercial Services - 4.3%
ABM Industries	704,000	14,544,640
Brink’s Company (The)	4,585	111,599
CDI Corporation	16,599	214,957
Corporate Executive Board	105,800	2,414,356
Heidrick & Struggles International	120,298	3,758,109
Hillenbrand	762,021	14,356,476
Kelly Services Cl.A [a]	584,576	6,973,992
Landauer	377,500	23,178,500
Manpower	387,452	21,147,130
MAXIMUS	350,003	17,500,150
Ritchie Bros. Auctioneers	1,464,320	32,844,698
Robert Half International	14,323	382,854
Rollins	555,750	10,714,860
UniFirst Corporation	16,710	803,918
Viad Corporation	64,602	1,332,739
Watson Wyatt Worldwide Cl. A	455,800	21,659,616

		171,938,594

Engineering and Construction - 0.4%
Comfort Systems USA	627,007	7,737,266
Granite Construction	227,775	7,666,907
M.D.C. Holdings	5,580	173,203
Ryland Group (The)	4,576	90,147

		15,667,523

Food, Tobacco and Agriculture - 1.2%
Corn Products International	96,183	2,811,429
Farmer Bros.	542,300	10,705,002
Hormel Foods	543,933	20,914,224
Seaboard Corporation	9,476	12,783,124
Terra Industries	66,378	2,136,708

		49,350,487

Industrial Distribution - 1.1%
Applied Industrial Technologies	720,000	15,890,400
Doshisha Company	60,000	1,333,037
Grainger (W.W.)	185,600	17,971,648
	SHARES	VALUE
Industrial Services (continued)
Industrial Distribution (continued)
Houston Wire & Cable	147,640	$1,756,916
Lawson Products	177	3,124
Mine Safety Appliances	236,200	6,266,386
Watsco	22,075	1,081,233

		44,302,744

Printing - 0.3%
Bowne & Co.	135,878	907,665
Courier Corporation	55,397	789,407
CSS Industries	31,707	616,384
Ennis	528,312	8,870,359
Schawk	3,400	46,240

		11,230,055

Transportation and Logistics - 2.8%
Alexander & Baldwin	494,700	16,933,581
Arkansas Best	304,528	8,962,259
C. H. Robinson Worldwide	256,000	15,034,880
DryShips [a,b]	8,204	47,747
Euroseas	125,346	490,103
Expeditors International of Washington	458,400	15,920,232
Overseas Shipholding Group	7,800	342,810
SkyWest	337,806	5,715,678
Tidewater	830,071	39,801,904
UTI Worldwide	492,600	7,054,032

		110,303,226

Total (Cost $311,642,975)		403,433,656

Natural Resources – 10.4%
Energy Services - 4.5%
Boardwalk Pipeline Partners L.P.	60,000	1,801,800
CARBO Ceramics	279,100	19,026,247
Energy Transfer Equity L.P.	530,600	16,225,748
Ensign Energy Services	1,136,500	16,300,139
Exterran Partners L.P.	479,700	10,769,265
Helmerich & Payne	312,984	12,481,802
Lufkin Industries	83,529	6,114,323
Major Drilling Group International	270,000	7,427,356
National Fuel Gas	100,528	5,026,400
Nicor	372,892	15,698,753
NuStar GP Holdings	369,200	9,938,864
Patterson-UTI Energy	280,877	4,311,462
Precision Drilling Trust [b]	861,450	6,245,512
Rowan Companies [a]	910,005	20,602,513
SEACOR Holdings [a]	300,600	22,920,750
Trican Well Service	311,700	4,190,373
World Fuel Services	37,700	1,009,983

		180,091,290

Oil and Gas - 4.0%
Cimarex Energy	291,690	15,450,819
Delek US Holdings	122,804	836,295
Energen Corporation	925,081	43,293,791
Enterprise GP Holdings L.P.	285,900	11,141,523
Holly Corporation	75,981	1,947,393
Hugoton Royalty Trust	270,600	4,351,248

74 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Natural Resources (continued)
Oil and Gas (continued)
Magellan Midstream Partners L.P.	423,701	$18,358,964
Penn Virginia	633,760	13,492,750
Penn Virginia GP Holdings L.P.	305,000	5,087,400
Pioneer Southwest Energy Partners L.P.	638,821	14,341,532
Plains All American Pipeline L.P.	281,530	14,878,861
St. Mary Land & Exploration	46,142	1,579,902
Sunoco Logistics Partners L.P.	231,000	15,451,590
W&T Offshore	97,847	1,144,810

		161,356,878

Precious Metals and Mining - 1.5%
Agnico-Eagle Mines	256,100	13,829,400
Alliance Holdings GP L.P.	528,500	14,507,325
Alliance Resource Partners L.P.	278,000	12,056,860
AMCOL International	22,800	647,976
Gold Fields ADR	434,700	5,698,917
IAMGOLD Corporation	121,000	1,892,440
Lihir Gold ADR	111,000	3,240,090
Natural Resource Partners L.P.	355,402	8,614,944
Titanium Metals [a]	13,800	172,776

		60,660,728

Real Estate - 0.4%
AMREP Corporation [a]	23,992	328,691
Deltic Timber	172,000	7,942,960
W.P. Carey & Co.	306,231	8,467,287

		16,738,938

Total (Cost $344,272,225)		418,847,834

Technology – 4.7%
Aerospace and Defense - 0.6%
American Science & Engineering	11,484	870,946
Cubic Corporation	31,509	1,175,286
HEICO Corporation	190,683	8,452,977
HEICO Corporation Cl. A	200,159	7,197,718
Triumph Group	152,988	7,381,671

		25,078,598

Components and Systems - 1.1%
Analogic Corporation	141,400	5,445,314
AVX Corporation	1,136,046	14,393,703
Diebold	18,700	532,015
Methode Electronics	1,348,318	11,703,400
Nam Tai Electronics [a]	2,038,217	10,659,875
OPTEX Company	30,000	271,157
Sato Corporation	30,000	308,854

		43,314,318

Internet Software and Services - 0.1%
United Online	520,006	3,738,843

IT Services - 1.5%
Black Box	562,222	15,933,371
iGATE Corporation	24,763	247,630
Jack Henry & Associates	685,300	15,844,136
Syntel	2,901	110,325
Total System Services	1,685,525	29,109,017

		61,244,479

	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment - 0.2%
Cognex Corporation	418,300	$7,412,276
Maxim Integrated Products	36,000	730,800
Melco Holdings	32,000	574,859
Micrel	5,305	43,501

		8,761,436

Software - 0.2%
Fair Isaac	365,090	7,780,068

Telecommunications - 1.0%
ADTRAN	285,100	6,429,005
Atlantic Tele-Network	381,385	20,979,989
CenturyTel	1,951	70,646
Plantronics	31,844	827,307
Shenandoah Telecommunications	108,307	2,204,047
SureWest Communications [a,b]	271,400	2,703,144
USA Mobility	604,257	6,652,870

		39,867,008

Total (Cost $194,225,741)		189,784,750

Utilities – 2.3%
ALLETE	402,267	13,146,086
Aqua America	819,766	14,354,103
ITC Holdings	250,000	13,022,500
NV Energy	90,000	1,114,200
Otter Tail	15,000	372,000
Piedmont Natural Gas	474,500	12,692,875
PNM Resources	638,900	8,082,085
Portland General Electric	45,400	926,614
SJW	400,400	9,037,028
Southern Union	62,576	1,420,475
UGI Corporation	660,076	15,967,238

Total (Cost $88,764,614)		90,135,204

Miscellaneous [d] – 2.7%
Total (Cost $103,575,162)		108,425,553

TOTAL COMMON STOCKS
(Cost $3,323,792,009)		3,830,384,949

PREFERRED STOCKS – 0.7%
†LTC Properties 8.00% Ser. F	123,600	3,001,008
MF Global 9.75% Conv.	50,000	4,893,750
Reinsurance Group of America 5.75%
Conv.	94,000	5,918,240
†Urstadt Biddle Properties 8.50% Ser. C	300	29,175
†Urstadt Biddle Properties 7.50% Ser. D	49,200	1,133,568
Vornado Realty Trust 6.75% Ser. F	200,000	4,378,000
Vornado Realty Trust 6.625% Ser. G	400,000	8,660,000

TOTAL PREFERRED STOCKS
(Cost $27,156,025)		28,013,741

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders	|	75

Schedules of Investments

Royce Total Return Fund (continued)

	PRINCIPAL
	AMOUNT	VALUE
CORPORATE BONDS – 0.5%
Charming Shoppes 1.125%
Conv. Senior Note due 5/1/14	$20,000,000	$14,900,000
Encore Capital Group 3.375%
Conv. Senior Note due 9/19/10	1,000,000	932,500
Leucadia National 3.75%
Conv. Senior Note due 4/15/14	3,000,000	3,607,500
Mueller Industries 6.00%
Sub. Deb. due 11/1/14 [b]	1,088,000	1,034,960

TOTAL CORPORATE BONDS
(Cost $17,336,790)		20,474,960

REPURCHASE AGREEMENT – 3.3%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10,
maturity value $134,613,075 (collateralized
by obligations of various U.S. Government
Agencies, 0.875%-7.125% due 3/30/10-6/15/10,
valued at $137,979,818)
(Cost $134,613,000)		134,613,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.2%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0582%)
(Cost $6,822,736)		6,822,736

TOTAL INVESTMENTS – 100.0%
(Cost $3,509,720,560)		4,020,309,386
CASH AND OTHER ASSETS
LESS LIABILITIES – 0.0%		925,141

NET ASSETS – 100.0%		$4,021,234,527

Royce Heritage Fund

	SHARES	VALUE
COMMON STOCKS – 95.8%

Consumer Products – 5.4%
Apparel, Shoes and Accessories - 1.6%
Anta Sports Products	140,500	$208,281
Daphne International Holdings	604,900	485,547
Hengdeli Holdings	432,500	163,689
†Luk Fook Holdings (International)	913,600	782,667
Movado Group	55,340	537,905
Stella International Holdings	264,200	478,987
True Religion Apparel [a,b]	25,300	467,797

		3,124,873

Food/Beverage/Tobacco - 0.5%
Cal-Maine Foods	32,000	1,090,560

Health, Beauty and Nutrition - 0.8%
NBTY [a]	10,000	435,400
NutriSystem	39,100	1,218,747

		1,654,147

Home Furnishing and Appliances - 1.5%
Ethan Allen Interiors	75,200	1,009,184
Hunter Douglas	19,000	926,971
Mohawk Industries [a]	20,400	971,040

		2,907,195

Sports and Recreation - 1.0%
†Callaway Golf	105,000	791,700
Thor Industries	39,400	1,237,160

		2,028,860

Total (Cost $7,844,604)		10,805,635

Consumer Services – 2.9%
Leisure and Entertainment - 0.3%
†DreamWorks Animation SKG Cl. A [a]	14,700	587,265

Online Commerce - 0.0%
1-800-FLOWERS.COM Cl. A [a]	35,165	93,187

Retail Stores - 2.4%
American Eagle Outfitters	18,300	310,734
Bulgari	58,000	478,895
Cash America International	14,900	520,904
Dress Barn (The) [a]	48,800	1,127,280
DSW Cl. A [a,b]	10,800	279,504
EZCORP Cl. A [a]	43,000	740,030
†GameStop Corporation Cl. A [a,b]	18,900	414,666
Tiffany & Co.	22,200	954,600

		4,826,613

Other Consumer Services - 0.2%
First Cash Financial Services [a]	18,900	419,391

Total (Cost $4,478,994)		5,926,456

Financial Intermediaries – 11.0%
Banking - 2.2%
†Bank of New York Mellon (The)	27,900	780,363
Bank Sarasin & Cie Cl. B	12,342	466,435
Banque Privee Edmond de Rothschild	26	648,756
†Julius Baer Group	40,000	1,397,023

76 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Financial Intermediaries (continued)
Banking (continued)
Northern Trust	20,200	$1,058,480

		4,351,057

Insurance - 2.3%
Berkley (W.R.)	56,200	1,384,768
E-L Financial	2,000	860,563
Fidelity National Financial Cl. A	56,700	763,182
Greenlight Capital Re Cl. A [a]	13,200	311,124
†Marsh & McLennan	58,600	1,293,888

		4,613,525

Real Estate Investment Trusts - 0.7%
†Cousins Properties	187,858	1,433,357

Securities Brokers - 5.2%
†Cowen Group Cl. A [a]	294,774	1,745,062
†Egyptian Financial Group-Hermes
Holding	194,000	879,657
FBR Capital Markets [a]	255,000	1,575,900
Interactive Brokers Group Cl. A [a]	54,000	956,880
Jefferies Group [a]	39,200	930,216
Lazard Cl. A	19,400	736,618
Mirae Asset Securities	6,300	350,038
†Raymond James Financial	54,200	1,288,334
†Schwab (Charles)	35,000	658,700
Stifel Financial [a,b]	22,000	1,303,280

		10,424,685

Securities Exchanges - 0.0%
Singapore Exchange	19,000	112,000

Other Financial Intermediaries - 0.6%
NASDAQ OMX Group (The) [a]	57,000	1,129,740

Total (Cost $21,411,221)		22,064,364

Financial Services – 11.5%
Diversified Financial Services - 0.4%
†World Acceptance [a,b]	24,400	874,252

Information and Processing - 3.2%
FactSet Research Systems	3,000	197,610
Interactive Data	28,900	731,170
†MasterCard Cl. A	6,000	1,535,880
Morningstar [a]	20,000	966,800
Paychex	21,000	643,440
SEI Investments	43,600	763,872
Western Union	84,500	1,592,825

		6,431,597

Insurance Brokers - 0.2%
Gallagher (Arthur J.) & Co.	16,000	360,160

Investment Management - 7.4%
Affiliated Managers Group [a]	9,450	636,458
AllianceBernstein Holding L.P.	37,500	1,053,750
†Artio Global Investors Cl. A [a]	57,609	1,468,453
Ashmore Group	353,000	1,534,532
Cohen & Steers	54,700	1,249,348
Evercore Partners Cl. A	13,000	395,200
Federated Investors Cl. B	47,200	1,298,000
Invesco	50,500	1,186,245
Partners Group Holding	7,200	906,834
	SHARES	VALUE
Financial Services (continued)
Investment Management (continued)
Sprott	164,300	$706,937
T. Rowe Price Group	20,700	1,102,275
Trust Company	34,000	197,551
Value Partners Group [a]	2,159,000	1,098,440
Waddell & Reed Financial Cl. A	24,460	747,008
Westwood Holdings Group	38,297	1,391,713

		14,972,744

Other Financial Services - 0.3%
†Kennedy-Wilson Holdings [a]	59,687	534,199

Total (Cost $19,299,026)		23,172,952

Health – 6.1%
Drugs and Biotech - 0.3%
Endo Pharmaceuticals Holdings [a]	22,000	451,220
WuXi PharmaTech Cayman ADR [a]	9,195	146,752

		597,972

Health Services - 2.8%
Advisory Board (The) [a]	31,600	968,856
Air Methods [a]	8,288	278,643
†Amedisys [a,b]	33,300	1,617,048
ICON ADR [a]	24,100	523,693
Pharmaceutical Product Development	65,900	1,544,696
Res-Care [a]	58,010	649,712

		5,582,648

Medical Products and Devices - 3.0%
†Atrion Corporation	9,800	1,526,056
†Carl Zeiss Meditec	57,000	1,016,707
†Exactech [a]	57,000	986,670
IDEXX Laboratories [a]	22,200	1,186,368
Techne Corporation	12,100	829,576
Waters Corporation [a]	10,000	619,600

		6,164,977

Total (Cost $10,595,135)		12,345,597

Industrial Products – 16.8%
Automotive - 1.2%
Gentex Corporation	40,000	714,000
Minth Group	365,500	538,622
†Nokian Renkaat	28,000	679,367
Norstar Founders Group [a,e]	533,500	25,115
WABCO Holdings	9,200	237,268
Xinyi Glass Holdings	347,400	313,354

		2,507,726

Building Systems and Components - 2.1%
†AAON	48,900	953,061
Armstrong World Industries [a]	36,800	1,432,624
Drew Industries [a]	43,900	906,535
Simpson Manufacturing	32,000	860,480

		4,152,700

Construction Materials - 0.2%
Owens Corning [a]	17,900	458,956

Industrial Components - 1.8%
†Amphenol Corporation Cl. A	21,900	1,011,342

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders	|	77

Schedules of Investments

Royce Heritage Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Industrial Components (continued)
GrafTech International [a]	131,600	$2,046,380
PerkinElmer	27,900	574,461

		3,632,183

Machinery - 4.2%
†Astec Industries [a]	26,700	719,298
†Burckhardt Compression Holding	3,900	697,950
Franklin Electric	17,500	508,900
Hollysys Automation Technologies [a]	31,925	383,419
Jinpan International [b]	22,199	1,058,226
†K-Tron International [a]	9,086	988,012
Lincoln Electric Holdings	34,000	1,817,640
Rofin-Sinar Technologies [a]	34,500	814,545
Spirax-Sarco Engineering	48,000	955,629
Tennant Company	17,100	447,849

		8,391,468

Metal Fabrication and Distribution - 3.6%
Allegheny Technologies	21,000	940,170
Carpenter Technology	20,400	549,780
Commercial Metals	9,300	145,545
Foster (L.B.) Company Cl. A [a]	38,500	1,147,685
Fushi Copperweld [a]	38,146	386,038
Kennametal	43,800	1,135,296
Nucor Corporation	28,000	1,306,200
†Reliance Steel & Aluminum	16,100	695,842
Schnitzer Steel Industries Cl. A	7,700	367,290
Sims Metal Management ADR	30,400	592,800

		7,266,646

Miscellaneous Manufacturing - 1.3%
China Automation Group	589,400	482,673
Raven Industries	65,200	2,071,404

		2,554,077

Paper and Packaging - 0.6%
†Greif Cl. A	21,500	1,160,570

Pumps, Valves and Bearings - 0.6%
Gardner Denver	21,100	897,805
Kaydon Corporation	10,500	375,480

		1,273,285

Specialty Chemicals and Materials - 0.9%
†Kingboard Chemical Holdings	87,800	348,187
OM Group [a]	5,100	160,089
†Rogers Corporation [a]	41,600	1,260,896

		1,769,172

Other Industrial Products - 0.3%
†MTS Systems	23,400	672,516

Total (Cost $25,214,672)		33,839,299

Industrial Services – 14.6%
Advertising and Publishing - 0.2%
ValueClick [a]	27,500	278,300

Commercial Services - 7.3%
Brink’s Company (The)	45,000	1,095,300
Copart [a]	27,900	1,021,977
Forrester Research [a]	14,200	368,490
	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
Gartner [a]	42,600	$768,504
Global Sources [a]	28,930	180,812
Grupo Aeroportuario del Centro Norte ADR [b]	67,000	891,770
†Grupo Aeroportuario del Pacifico ADR [b]	29,000	906,540
†Heritage-Crystal Clean [a]	101,564	1,062,359
Hewitt Associates Cl. A [a]	13,900	587,414
Manpower	22,000	1,200,760
MAXIMUS	19,500	975,000
†Michael Page International	120,000	727,575
Ritchie Bros. Auctioneers [b]	91,400	2,050,102
Sotheby’s	52,900	1,189,192
Spherion Corporation [a]	36,900	207,378
Universal Technical Institute [a]	15,800	319,160
†Verisk Analytics Cl. A [a]	39,000	1,180,920

		14,733,253

Engineering and Construction - 1.9%
†Fluor Corporation	27,300	1,229,592
Integrated Electrical Services [a]	42,300	247,455
KBR	62,800	1,193,200
NVR [a]	1,600	1,137,136

		3,807,383

Food, Tobacco and Agriculture - 1.8%
Chaoda Modern Agriculture	417,728	444,333
China Green (Holdings)	584,900	553,636
Hanfeng Evergreen [a]	51,400	363,194
Intrepid Potash [a,b]	22,900	667,993
†Potash Corporation of Saskatchewan	8,900	965,650
†Sanderson Farms	13,500	569,160

		3,563,966

Printing - 0.3%
CSS Industries	19,057	370,468
Multi-Color Corporation	25,295	308,852

		679,320

Transportation and Logistics - 3.1%
†Expeditors International of Washington	20,000	694,600
Forward Air	47,800	1,197,390
Landstar System	34,200	1,325,934
†Patriot Transportation Holding [a]	16,504	1,558,968
Universal Truckload Services	46,600	843,460
UTI Worldwide	43,500	622,920

		6,243,272

Total (Cost $26,871,054)		29,305,494

Natural Resources – 8.4%
Energy Services - 5.0%
CE Franklin [a]	81,100	550,669
Ensign Energy Services	24,800	355,691
Helmerich & Payne	27,000	1,076,760
†Lufkin Industries	32,400	2,371,680
†Major Drilling Group International	25,000	687,718
Oil States International [a]	45,700	1,795,553
Pason Systems	72,700	809,825

78 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
Patterson-UTI Energy	20,900	$320,815
Rowan Companies [a]	13,600	307,904
SEACOR Holdings [a]	8,000	610,000
Trican Well Service	30,800	414,063
Unit Corporation [a]	6,700	284,750
Willbros Group [a]	26,400	445,368

		10,030,796

Oil and Gas - 0.4%
†Gran Tierra Energy [a,b]	67,900	389,067
St. Mary Land & Exploration	9,300	318,432

		707,499

Precious Metals and Mining - 2.3%
†Agnico-Eagle Mines	14,500	783,000
†Pan American Silver [a]	46,500	1,107,165
Randgold Resources ADR	21,700	1,716,904
Seabridge Gold [a]	43,500	1,055,745

		4,662,814

Other Natural Resources - 0.7%
†China Forestry Holdings [a]	2,409,500	680,579
†Magma Energy [a]	450,000	778,793

		1,459,372

Total (Cost $12,921,467)		16,860,481

Technology – 14.3%
Aerospace and Defense - 0.6%
BE Aerospace [a]	4,000	94,000
HEICO Corporation	26,200	1,161,446

		1,255,446

Components and Systems - 1.9%
AAC Acoustic Technologies Holdings	215,400	355,980
Benchmark Electronics [a]	20,000	378,200
Dionex Corporation [a]	20,000	1,477,400
Synaptics [a,b]	26,400	809,160
VTech Holdings	33,100	316,430
Western Digital [a]	9,700	428,255

		3,765,425

IT Services - 2.0%
AsiaInfo Holdings [a,b]	3,555	108,321
Sapient Corporation [a]	119,800	990,746
SRA International Cl. A [a]	93,100	1,778,210
Syntel	18,800	714,964
Yucheng Technologies [a]	43,390	370,117

		3,962,358

Semiconductors and Equipment - 3.4%
Advanced Energy Industries [a]	83,000	1,251,640
Analog Devices	49,000	1,547,420
†Chroma ATE	367,608	828,066
Cognex Corporation	50,000	886,000
Diodes [a]	45,300	926,385
†International Rectifier [a]	33,000	729,960
Lam Research [a]	6,600	258,786
MEMC Electronic Materials [a]	22,000	299,640
	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
Varian Semiconductor Equipment
Associates [a]	4,400	$157,872

		6,885,769

Software - 4.8%
Adobe Systems [a]	20,000	735,600
American Software Cl. A	60,830	364,980
ANSYS [a]	28,400	1,234,264
Autodesk [a]	23,000	584,430
†Avid Technology [a]	50,000	638,000
†Blackboard [a]	23,000	1,043,970
National Instruments	56,300	1,658,035
NCR Corporation [a,b]	92,000	1,023,960
†Parametric Technology [a]	56,300	919,942
Pegasystems	28,050	953,700
SkillSoft ADR [a]	59,000	618,320

		9,775,201

Telecommunications - 1.6%
ADTRAN	32,400	730,620
Cogo Group [a]	30,705	226,296
Comtech Telecommunications [a]	22,200	778,110
†Corning	38,400	741,504
Tekelec [a]	43,900	670,792

		3,147,322

Total (Cost $22,552,341)		28,791,521

Miscellaneous [d] – 4.8%
Total (Cost $7,923,678)		9,772,506

TOTAL COMMON STOCKS
(Cost $159,112,192)		192,884,305

REPURCHASE AGREEMENT – 3.9%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10,
maturity value $7,800,004 (collateralized
by obligations of various U.S. Government
Agencies, 7.00% due 3/15/10, valued at $7,995,375)
(Cost $7,800,000)		7,800,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 3.5%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0582%)
(Cost $7,086,674)		7,086,674

TOTAL INVESTMENTS – 103.2%
(Cost $173,998,866)		207,770,979

LIABILITIES LESS CASH
AND OTHER ASSETS – (3.2)%		(6,425,006)

NET ASSETS – 100.0%		$201,345,973

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2009 Annual Report to Shareholders | 79

Schedules of Investments

Royce Opportunity Fund

	SHARES	VALUE
COMMON STOCKS – 95.0%

Consumer Products – 4.1%
Apparel, Shoes and Accessories - 2.4%
Bernard Chaus [a]	1,006,258	$291,815
Frederick’s of Hollywood Group [a]	695,572	1,105,960
Hanesbrands [a]	510,900	12,317,799
Jones Apparel Group	636,171	10,216,906
Liz Claiborne [a,b]	1,520,319	8,559,396
Quiksilver [a,b]	1,499,800	3,029,596
Warnaco Group (The) [a]	85,079	3,589,483

		39,110,955

Consumer Electronics - 0.4%
Harman International Industries [b]	196,238	6,923,277

Food/Beverage/Tobacco - 0.1%
Smart Balance [a,b]	275,200	1,651,200

Home Furnishing and Appliances - 0.9%
Furniture Brands International [a]	1,348,101	7,360,631
La-Z-Boy [a]	896,000	8,538,880

		15,899,511

Sports and Recreation - 0.3%
Steinway Musical Instruments [a]	298,700	4,752,317

Total (Cost $86,596,741)		68,337,260

Consumer Services – 12.8%
Leisure and Entertainment - 0.7%
Cinemark Holdings	496,000	7,127,520
Orient-Express Hotels Cl. A [a]	422,200	4,281,108

		11,408,628

Media and Broadcasting - 0.1%
Ballantyne Strong [a,b]	643,150	2,398,949

Online Commerce - 0.5%
Alloy [a]	359,100	2,793,798
Autobytel [a]	771,311	771,311
1-800-FLOWERS.COM Cl. A [a]	1,467,627	3,889,212

		7,454,321

Restaurants and Lodgings - 1.7%
California Pizza Kitchen [a,b]	430,885	5,795,403
Cheesecake Factory [a,b]	37,418	807,855
Jamba [a,b]	2,227,267	3,741,809
Krispy Kreme Doughnuts [a,b]	2,038,100	6,012,395
†Red Robin Gourmet Burgers [a,b]	411,076	7,358,260
Ruby Tuesday [a,b]	597,500	4,302,000

		28,017,722

Retail Stores - 9.8%
bebe Stores	591,200	3,706,824
Brown Shoe	976,044	9,633,554
Cabela’s [a,b]	162,300	2,314,398
Coldwater Creek [a,b]	255,500	1,139,530
Collective Brands [a]	619,900	14,115,123
Conn’s [a,b]	232,242	1,356,293
Cost Plus [a]	1,103,440	1,125,509
dELiA*s [a,c]	2,037,584	3,810,282
Dillard’s Cl. A	766,700	14,145,615
Dress Barn (The) [a,b]	233,679	5,397,985
	SHARES	VALUE
Consumer Services (continued)
Retail Stores (continued)
Gander Mountain [a,b]	541,582	$2,762,068
Genesco [a,b]	284,500	7,812,370
Group 1 Automotive [a,b]	167,790	4,756,847
Lithia Motors Cl. A [a,b]	847,950	6,970,149
MarineMax [a,b,c]	1,285,700	11,815,583
New York & Company [a]	1,436,214	6,161,358
Pacific Sunwear of California [a]	509,500	2,027,810
Penske Automotive Group [a,b]	515,056	7,818,550
Pep Boys-Manny, Moe & Jack (The)	332,700	2,814,642
†Pier 1 Imports [a,b]	1,190,700	6,060,663
Rent-A-Center [a,b]	418,500	7,415,820
REX Stores [a,b,c]	670,200	9,423,012
Saks [a]	1,563,750	10,258,200
Talbots (The) [a,b]	656,200	5,846,742
West Marine [a,b]	980,282	7,901,073
†Zumiez [a,b]	347,835	4,424,461

		161,014,461

Total (Cost $228,258,926)		210,294,081

Financial Intermediaries – 3.8%
Banking - 2.2%
Boston Private Financial Holdings	994,830	5,740,169
Cascade Financial [b]	437,412	971,055
First BanCorp of Puerto Rico [b]	139,704	321,319
Guaranty Bancorp [a,b]	768,101	1,013,893
Old National Bancorp	253,500	3,151,005
Pacific Mercantile Bancorp [a]	121,900	370,576
SPDR KBW Regional Banking ETF	248,600	5,531,350
Sterling Bancorp	521,900	3,726,366
Superior Bancorp [a,b]	140,300	461,587
†SVB Financial Group [a,b]	144,900	6,040,881
Texas Capital Bancshares [a]	237,300	3,312,708
Umpqua Holdings	388,400	5,208,444

		35,849,353

Insurance - 1.1%
Fidelity National Financial Cl. A	490,500	6,602,130
Hilltop Holdings [a,b]	356,900	4,154,316
MBIA [a,b]	710,900	2,829,382
Meadowbrook Insurance Group	716,000	5,298,400

		18,884,228

Real Estate Investment Trusts - 0.3%
RAIT Financial Trust [a,b]	1,014,200	1,328,602
†Walter Investment Management	255,253	3,657,776

		4,986,378

Securities Brokers - 0.2%
†Penson Worldwide [a,b]	375,130	3,398,678

Total (Cost $78,932,049)		63,118,637

Financial Services – 0.6%
Diversified Financial Services - 0.2%
CIT Group	104,500	2,885,245

80 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Financial Services (continued)
Investment Management - 0.4%
Evercore Partners Cl. A	231,700	$7,043,680

Total (Cost $7,725,784)		9,928,925

Health – 3.3%
Commercial Services - 0.4%
Greatbatch [a]	81,842	1,573,822
†PAREXEL International [a]	384,162	5,416,684

		6,990,506

Drugs and Biotech - 0.9%
Cambrex Corporation [a,c]	1,595,708	8,904,051
†Kendle International [a,b]	331,346	6,066,945

		14,970,996

Health Services - 1.1%
Albany Molecular Research [a]	549,959	4,993,628
†Brookdale Senior Living [a,b]	330,000	6,002,700
Kindred Healthcare [a]	342,400	6,320,704

		17,317,032

Medical Products and Devices - 0.6%
AngioDynamics [a]	277,069	4,455,270
Del Global Technologies [a]	753,148	451,889
Digirad Corporation [a]	789,102	1,657,114
Home Diagnostics [a,b]	583,043	3,556,562

		10,120,835

Personal Care - 0.3%
†Elizabeth Arden [a]	287,040	4,144,857

Total (Cost $53,244,842)		53,544,226

Industrial Products – 22.8%
Automotive - 1.5%
ArvinMeritor [a,b]	1,016,705	11,366,762
Cooper Tire & Rubber	207,868	4,167,753
†Dana Holding Corporation [a]	863,850	9,364,134

		24,898,649

Building Systems and Components - 0.2%
NCI Building Systems [a,b]	1,069,000	1,934,890
PGT [a]	903,781	1,897,940

		3,832,830
Construction Materials - 1.4%
Louisiana-Pacific Corporation [a]	1,488,300	10,388,334
Trex Company [a,b]	602,640	11,811,744

		22,200,078

Industrial Components - 2.3%
CTS Corporation	1,007,364	9,690,842
Gerber Scientific [a,b,c]	1,267,500	6,400,875
GrafTech International [a]	362,460	5,636,253
Hawk Corporation Cl. A [a]	154,300	2,717,223
Magnetek [a]	1,243,418	1,914,864
Mueller Water Products Cl. A	561,075	2,917,590
Planar Systems [a,b,c]	1,372,633	3,912,004
Zygo Corporation [a,b]	637,150	4,288,019

		37,477,670

Machinery - 2.2%
Astec Industries [a,b]	232,033	6,250,969
	SHARES	VALUE
Industrial Components (continued)
Machinery (continued)
Baldor Electric	232,300	$6,525,307
EnPro Industries [a]	298,000	7,870,180
Flow International [a]	1,515,796	4,668,652
Hardinge	498,240	2,740,320
Hurco Companies [a,b]	220,595	3,264,806
Thermadyne Holdings [a,b,c]	713,971	5,190,569

		36,510,803

Metal Fabrication and Distribution - 3.6%
Carpenter Technology	365,781	9,857,798
Haynes International	303,254	9,998,285
Insteel Industries	509,300	6,620,900
Ladish Company [a]	465,074	7,013,316
NN [a]	778,750	3,083,850
Northwest Pipe [a]	217,620	5,845,273
RTI International Metals [a]	104,700	2,635,299
Timken Company (The)	454,500	10,776,195
Trinity Industries	177,350	3,092,984

		58,923,900

Miscellaneous Manufacturing - 1.8%
Barnes Group	311,100	5,257,590
Crane Company	332,800	10,190,336
Flanders Corporation [a,b]	1,266,720	5,649,571
Griffon Corporation [a,b]	751,927	9,188,548

		30,286,045

Paper and Packaging - 1.6%
Albany International Cl. A	419,800	9,428,708
†Boise [a,b]	414,000	2,198,340
Graphic Packaging Holding Company [a]	1,500,800	5,207,776
Temple-Inland	415,600	8,773,316

		25,608,140

Pumps, Valves and Bearings - 0.8%
CIRCOR International	202,567	5,100,637
Gardner Denver	100,000	4,255,000
Robbins & Myers	163,200	3,838,464

		13,194,101

Specialty Chemicals and Materials - 6.6%
Aceto Corporation	652,245	3,359,062
Cytec Industries	237,613	8,653,865
Ferro Corporation	1,537,200	12,666,528
H.B. Fuller Company	446,900	10,166,975
Lydall [a,c]	874,600	4,556,666
Material Sciences [a,c]	970,950	1,718,581
OM Group [a,b]	160,980	5,053,162
Park Electrochemical	398,742	11,021,229
Penford Corporation [b]	13,212	114,812
PolyOne Corporation [a]	1,462,050	10,921,514
Quaker Chemical	367,700	7,589,328
Rockwood Holdings [a]	346,600	8,165,896
Solutia [a]	1,007,300	12,792,710
Spartech Corporation	1,129,361	11,587,244

		108,367,572

Textiles - 0.8%
Dixie Group [a,c]	698,444	1,892,783
Interface Cl. A	521,100	4,330,341

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2009 Annual Report to Shareholders | 81

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Textiles (continued)
Unifi [a]	1,855,318	$7,198,634

		13,421,758

Total (Cost $351,843,755)		374,721,546

Industrial Services – 8.0%
Advertising and Publishing - 2.5%
Harris Interactive [a,b]	1,795,419	2,136,548
Martha Stewart Living Omnimedia Cl. A [a]	997,556	4,927,927
McClatchy Company (The) Cl. A [b]	1,134,900	4,017,546
MDC Partners Cl. A [a]	296,373	2,471,751
Media General Cl. A [a]	893,200	7,002,688
†New York Times Cl. A [a,b]	544,300	6,727,548
Scholastic Corporation	332,000	9,903,560
ValueClick [a]	391,691	3,963,913

		41,151,481

Commercial Services - 2.1%
Cinedigm Digital Cinema Cl. A [a]	1,235,400	1,531,896
Furmanite Corporation [a]	1,064,099	4,054,217
Hudson Highland Group [a]	251,651	1,192,826
†Kansas City Southern [a,b]	118,000	3,928,220
Rentrak Corporation [a,b]	263,500	4,656,045
TRC Companies [a,c]	1,756,647	5,252,375
United Rentals [a,b]	814,040	7,985,732
Volt Information Sciences [a,b]	584,079	5,840,790

		34,442,101

Engineering and Construction - 1.7%
Comstock Homebuilding Cl. A [a]	911,315	738,165
Great Lakes Dredge & Dock	410,600	2,660,688
Hovnanian Enterprises Cl. A [a]	1,259,532	4,836,603
iShares Dow Jones US Home Construction Index Fund	301,200	3,617,412
M.D.C. Holdings	236,800	7,350,272
Toll Brothers [a,b]	428,084	8,052,260

		27,255,400

Printing - 0.3%
Bowne & Co.	771,486	5,153,526

Transportation and Logistics - 1.4%
AirTran Holdings [a,b]	584,800	3,052,656
Atlas Air Worldwide Holdings [a]	257,000	9,573,250
†JetBlue Airways [a]	258,400	1,408,280
Overseas Shipholding Group	207,000	9,097,650

		23,131,836

Total (Cost $160,237,859)		131,134,344

Natural Resources – 3.5%
Energy Services - 1.5%
Allis-Chalmers Energy [a,b]	931,766	3,512,758
Matrix Service [a]	508,100	5,411,265
Newpark Resources [a,b]	1,601,600	6,774,768
Rowan Companies [a]	150,400	3,405,056
StealthGas	841,434	5,242,134

		24,345,981

	SHARES	VALUE
Natural Resources (continued)
Oil and Gas - 1.0%
†Goodrich Petroleum [a,b]	257,600	$6,272,560
Stone Energy [a]	393,700	7,106,285
Swift Energy [a,b]	148,800	3,565,248

		16,944,093

Precious Metals and Mining - 1.0%
Century Aluminum [a,b]	983,400	15,921,246

Total (Cost $52,135,451)		57,211,320

Technology – 31.2%
Aerospace and Defense - 2.2%
CPI Aerostructures [a]	225,853	1,357,377
GenCorp [a]	680,042	4,760,294
Hexcel Corporation [a]	623,600	8,094,328
Kaman Corporation	399,013	9,213,210
Mercury Computer Systems [a]	736,500	8,108,865
Moog Cl. A [a]	167,300	4,890,179

		36,424,253

Components and Systems - 4.9%
Analogic Corporation	90,637	3,490,431
Benchmark Electronics [a]	555,650	10,507,341
Cray [a]	612,468	3,932,045
Data I/O Corporation [a]	243,500	1,086,010
Dot Hill Systems [a,b]	2,233,961	4,244,526
Evans & Sutherland Computer [a,c]	766,730	76,673
Hypercom Corporation [a]	1,721,316	5,456,572
Interlink Electronics [a,c]	792,875	261,649
Intermec [a]	757,850	9,745,951
Interphase Corporation [a,b,c]	404,700	1,036,032
Keithley Instruments	345,800	1,607,970
KEMET Corporation [a,b]	1,527,264	1,802,171
Maxwell Technologies [a]	424,711	7,576,844
Merix Corporation [a,c]	1,722,167	4,219,309
Network Engines [a]	1,043,146	1,397,816
Newport Corporation [a]	943,787	8,673,402
Perceptron [a]	382,813	1,228,830
SCM Microsystems [a]	907,420	2,050,769
SigmaTron International [a,c]	329,572	1,647,860
Vishay Intertechnology [a,b]	1,335,423	11,150,782

		81,192,983

Distribution - 0.9%
Bell Microproducts [a,b]	1,253,870	4,451,238
†Ingram Micro Cl. A [a,b]	602,400	10,511,880

		14,963,118

Internet Software and Services - 1.6%
EarthLink	1,172,800	9,745,968
InfoSpace [a]	1,031,221	8,837,564
Lionbridge Technologies [a]	737,310	1,695,813
S1 Corporation [a]	148,100	965,612
Support.com [a,b]	1,573,600	4,154,304
WebMediaBrands [a,b]	1,292,982	1,163,684

		26,562,945

Semiconductors and Equipment - 13.2%
Actel Corporation [a]	752,563	8,940,448
82 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
Advanced Energy Industries [a]	686,656	$10,354,772
ANADIGICS [a]	1,388,830	5,860,863
AXT [a,c]	1,796,352	5,838,144
Brooks Automation [a]	934,600	8,018,868
BTU International [a,c]	622,455	3,952,589
Cascade Microtech [a,b]	369,372	1,662,174
Cirrus Logic [a]	299,666	2,043,722
Cohu	523,700	7,305,615
Fairchild Semiconductor International [a]	1,010,100	10,090,899
FEI Company [a]	373,600	8,727,296
Ikanos Communications [a]	1,491,821	2,789,705
International Rectifier [a,b]	339,002	7,498,724
Intevac [a]	475,908	5,458,665
Kulicke & Soffa Industries [a]	1,377,500	7,424,725
LeCroy Corporation [a,c]	855,536	3,122,706
†LTX-Credence Corporation [a,b]	1,315,583	2,341,738
MEMC Electronic Materials [a]	566,800	7,719,816
Mentor Graphics [a,b]	1,069,700	9,445,451
Microsemi Corporation [a]	279,500	4,961,125
Nanometrics [a]	713,836	8,087,762
Novellus Systems [a]	475,901	11,107,529
Pericom Semiconductor [a,b]	750,892	8,657,785
PLX Technology [a,b]	1,329,512	4,294,324
†Rudolph Technologies [a]	310,408	2,085,942
Sanmina-SCI Corporation [a,b]	725,800	8,005,574
Silicon Storage Technology [a]	924,167	2,365,868
Standard Microsystems [a]	328,900	6,834,542
SunPower Corporation Cl. B [a,b]	190,968	4,000,780
TranSwitch Corporation [a]	232,021	487,244
TriQuint Semiconductor [a,b]	1,006,572	6,039,432
TTM Technologies [a]	513,000	5,914,890
Ultra Clean Holdings [a]	505,600	3,534,144
Varian Semiconductor Equipment Associates [a]	196,900	7,064,772
Veeco Instruments [a]	191,400	6,323,856
White Electronic Designs [a]	602,267	2,812,587
Zoran Corporation [a]	475,339	5,252,496

		216,427,572

Software - 1.9%
Aspen Technology [a]	642,235	6,293,903
Avid Technology [a]	335,228	4,277,509
Bottomline Technologies [a]	848,198	14,902,839
Concurrent Computer [a,b,c]	459,787	1,839,148
Epicor Software [a,b]	479,085	3,650,628

		30,964,027

Telecommunications - 6.5%
ADC Telecommunications [a,b]	989,445	6,144,453
ClearOne Communications [a,c]	699,862	2,211,564
†Finisar Corporation [a,b]	550,300	4,908,676
General Communication Cl. A [a]	903,405	5,763,724
Globecomm Systems [a]	625,653	4,892,606
Harmonic [a]	1,112,200	7,040,226
Harris Stratex Networks Cl. A [a]	1,494,538	10,327,258
Loral Space & Communications [a,b]	270,909	8,563,433
MasTec [a]	660,600	8,257,500
	SHARES	VALUE
Technology (continued)
Telecommunications (continued)
Network Equipment Technologies [a,b,c]	1,830,887	$7,415,092
Oplink Communications [a]	669,067	10,966,008
Opnext [a]	1,039,599	1,975,238
Optical Cable [a]	307,365	1,014,305
Powerwave Technologies [a,b]	1,705,150	2,148,489
Symmetricom [a,b]	1,040,204	5,409,061
Tekelec [a]	460,650	7,038,732
Tollgrade Communications [a]	623,388	3,808,901
UTStarcom [a]	2,457,102	5,381,053
†Veraz Networks [a]	477,567	453,689
Westell Technologies Cl. A [a]	2,396,109	2,875,331

		106,595,339

Total (Cost $568,204,998)		513,130,237

Miscellaneous [d] – 4.9%
Total (Cost $68,841,278)		80,454,474

TOTAL COMMON STOCKS
(Cost $1,656,021,683)		1,561,875,050

	PRINCIPAL
	AMOUNT
CORPORATE BONDS – 0.2%
†ADC Telecommunications 3.50% Conv. Sub. Note due 7/15/15	$1,467,000	1,118,588
†Powerwave Technologies 3.875% Conv. Sub. Note due 10/1/27	3,393,000	2,196,967

TOTAL CORPORATE BONDS
(Cost $2,168,115)		3,315,555

REPURCHASE AGREEMENT – 4.8%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10, maturity value $79,114,044 (collateralized by obligations of various U.S. Government Agencies, 5.25%-7.125% due 6/15/10-6/28/10, valued at $81,095,806) (Cost $79,114,000)		79,114,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 5.3%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.0582%) (Cost $87,748,466)		87,748,466

TOTAL INVESTMENTS – 105.3%
(Cost $1,825,052,264)		1,732,053,071

LIABILITIES LESS CASH
AND OTHER ASSETS – (5.3)%		(86,947,925)

NET ASSETS – 100.0%		$1,645,105,146

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Funds 2009 Annual Report to Shareholders | 83

Schedules of Investments

Royce Special Equity Fund

	SHARES	VALUE
COMMON STOCKS – 81.8%

Consumer Products – 14.3%
Apparel, Shoes and Accessories - 3.9%
†Deckers Outdoor [a]	136,500	$13,884,780
K-Swiss Cl. A [a]	646,500	6,426,210
Movado Group [b]	1,074,300	10,442,196
†Volcom [a,b]	409,300	6,851,682
Wolverine World Wide	360,000	9,799,200

		47,404,068

Food/Beverage/Tobacco - 3.6%
Lancaster Colony	600,500	29,844,850
National Beverage [a]	970,071	13,445,184

		43,290,034

Home Furnishing and Appliances - 6.1%
Hooker Furniture [c]	577,640	7,145,407
Koss Corporation [c,e]	450,262	225,131
National Presto Industries [c]	499,500	54,560,385
Universal Electronics [a,b]	556,500	12,921,930

		74,852,853

Sports and Recreation - 0.7%
†Hasbro	276,000	8,848,560

Total (Cost $119,209,519)		174,395,515

Consumer Services – 9.0%
Leisure and Entertainment - 0.3%
Bowl America Cl. A [c]	303,587	3,961,810

Restaurants and Lodgings - 1.0%
Frisch’s Restaurants [c]	506,784	12,086,798

Retail Stores - 7.7%
American Eagle Outfitters	787,200	13,366,656
Arden Group Cl. A	118,500	11,330,970
Barnes & Noble	373,036	7,113,797
Bed Bath & Beyond [a]	131,900	5,095,297
†Buckle (The) [b]	374,800	10,974,144
Gymboree Corporation [a,b]	528,000	22,962,720
†PetSmart	530,300	14,153,707
Tiffany & Co.	201,100	8,647,300

		93,644,591

Total (Cost $82,863,396)		109,693,199

Financial Services – 1.1%
Information and Processing - 1.1%
Interactive Data	518,700	13,123,110

Total (Cost $12,018,470)		13,123,110

Health – 8.8%
Commercial Services - 0.5%
Owens & Minor	141,100	6,057,423

Health Services - 1.2%
†Pharmaceutical Product Development	448,100	10,503,464
Psychemedics Corporation [c]	436,672	3,209,539

		13,713,003

Medical Products and Devices - 7.1%
Atrion Corporation [c]	132,000	20,555,040
	SHARES	VALUE
Health (continued)
Medical Products and Devices (continued)
Bio-Rad Laboratories Cl. A [a]	314,500	$30,336,670
Mesa Laboratories [c]	231,644	6,103,820
Schein (Henry) [a,b]	247,900	13,039,540
STERIS Corporation	436,500	12,208,905
Utah Medical Products	149,216	4,375,013

		86,618,988

Total (Cost $77,086,992)		106,389,414

Industrial Products – 26.9%
Automotive - 1.3%
Dorman Products [a,c]	1,059,063	16,584,926

Industrial Components - 3.2%
Hubbell Cl. B	675,500	31,951,150
Powell Industries [a]	220,994	6,967,941

		38,919,091

Machinery - 7.1%
Ampco-Pittsburgh [c]	536,000	16,900,080
Hurco Companies [a,c]	334,900	4,956,520
K-Tron International [a,b]	138,900	15,103,986
Nordson Corporation	137,100	8,387,778
Regal-Beloit	316,000	16,413,040
Rofin-Sinar Technologies [a]	495,000	11,686,950
Wabtec Corporation	317,000	12,946,280

		86,394,634

Metal Fabrication and Distribution - 3.7%
Carpenter Technology	365,000	9,836,750
Central Steel & Wire	2,250	1,575,000
†Foster (L.B.) Company Cl. A [a,c]	752,911	22,444,277
Insteel Industries	831,510	10,809,630

		44,665,657

Miscellaneous Manufacturing - 2.5%
Carlisle Companies	437,500	14,988,750
Met-Pro Corporation	621,100	6,596,082
Standex International	480,000	9,643,200

		31,228,032

Paper and Packaging - 1.9%
†Clearwater Paper [a]	414,300	22,774,071

Pumps, Valves and Bearings - 0.9%
IDEX Corporation	125,300	3,903,095
Kaydon Corporation	194,500	6,955,320

		10,858,415

Specialty Chemicals and Materials - 6.3%
Hawkins	351,843	7,680,733
Lubrizol Corporation (The)	391,900	28,589,105
Park Electrochemical	1,007,000	27,833,480
Schulman (A.)	603,300	12,174,594

		76,277,912

Total (Cost $259,439,436)		327,702,738

Industrial Services – 8.9%
Advertising and Publishing - 1.5%
Meredith Corporation	594,000	18,324,900

84 |	The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Industrial Services (continued)
Commercial Services - 3.2%
†APAC Customer Services [a,b]	296,705	$1,768,362
Cintas Corporation	475,400	12,384,170
MPS Group [a]	500,200	6,872,748
Watson Wyatt Worldwide Cl. A	368,900	17,530,128

		38,555,408

Industrial Distribution - 3.2%
Applied Industrial Technologies	620,000	13,683,400
Lawson Products [c]	582,700	10,284,655
Watsco	291,500	14,277,670

		38,245,725

Printing - 1.0%
CSS Industries [c]	646,000	12,558,240

Total (Cost $96,098,391)		107,684,273

Natural Resources – 1.5%
Energy Services - 1.5%
Lufkin Industries	155,800	11,404,560
RPC	622,000	6,468,800

Total (Cost $13,523,128)		17,873,360

Technology – 8.7%
Components and Systems - 3.8%
AVX Corporation	1,007,500	12,765,025
Rimage Corporation [a]	298,500	5,175,990
Thomas & Betts [a]	607,000	21,724,530
Zebra Technologies Cl. A [a]	231,600	6,568,176

		46,233,721

Internet Software and Services - 1.0%
†Computer Services	334,000	11,957,200

IT Services - 1.4%
†Sykes Enterprises [a,b]	655,500	16,695,585

Semiconductors and Equipment - 0.9%
Advanced Energy Industries [a]	481,200	7,256,496
MKS Instruments [a]	261,700	4,556,197

		11,812,693

Software - 0.4%
Versant Corporation [a,c]	310,614	4,739,970

Telecommunications - 1.2%
Plantronics	570,000	14,808,600

Total (Cost $88,130,493)		106,247,769

Miscellaneous [d] – 2.6%
Total (Cost $30,000,638)		31,181,351

TOTAL COMMON STOCKS
(Cost $778,370,463)		994,290,729

VALUE
REPURCHASE AGREEMENT – 18.0%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10,
maturity value $218,352,121 (collateralized
by obligations of various U.S. Government
Agencies, 7.00% due 3/15/10, valued at
$223,813,575)
(Cost $218,352,000)	$218,352,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.1%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0582%)
(Cost $1,748,662)	1,748,662

TOTAL INVESTMENTS – 99.9%
(Cost $998,471,125)	1,214,391,391
CASH AND OTHER ASSETS LESS LIABILITIES – 0.1%	1,790,331

NET ASSETS – 100.0%	$1,216,181,722

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Funds 2009 Annual Report to Shareholders | 85

Schedules of Investments

Royce Value Fund

	SHARES	VALUE
COMMON STOCKS – 92.5%

Consumer Products – 5.9%
Apparel, Shoes and Accessories - 3.4%
†Coach	596,095	$21,775,351
Fossil [a]	714,904	23,992,178
Polo Ralph Lauren Cl. A	46,100	3,733,178

		49,500,707

Health, Beauty and Nutrition - 2.0%
NBTY [a,b]	662,382	28,840,112

Sports and Recreation - 0.5%
Thor Industries	250,000	7,850,000

Total (Cost $51,633,425)		86,190,819

Consumer Services – 9.7%
Leisure and Entertainment - 1.1%
International Speedway Cl. A	543,695	15,468,123

Retail Stores - 8.6%
American Eagle Outfitters	904,258	15,354,301
Buckle (The) [b]	1,189,783	34,836,846
Dress Barn (The) [a,b]	1,370,580	31,660,398
†Family Dollar Stores	771,995	21,484,621
GameStop Corporation Cl. A [a,b]	974,400	21,378,336

		124,714,502

Total (Cost $133,218,995)		140,182,625

Financial Intermediaries – 12.3%
Insurance - 9.9%
†Allied World Assurance Company Holdings	439,052	20,227,126
†Arch Capital Group [a]	343,631	24,586,798
Aspen Insurance Holdings	915,100	23,289,295
Max Capital Group	679,197	15,146,093
PartnerRe	503,105	37,561,819
Validus Holdings	843,529	22,724,671

		143,535,802

Securities Brokers - 2.4%
Knight Capital Group Cl. A [a]	2,319,617	35,722,102

Total (Cost $167,153,419)		179,257,904

Financial Services – 3.0%
Investment Management - 3.0%
Federated Investors Cl. B	1,566,411	43,076,303

Total (Cost $34,011,009)		43,076,303

Health – 3.9%
Health Services - 2.8%
†Gentiva Health Services [a]	594,787	16,065,197
†Pharmaceutical Product Development	1,057,380	24,784,987

		40,850,184

Medical Products and Devices - 1.1%
†Patterson Companies [a]	575,729	16,108,897

Total (Cost $49,277,850)		56,959,081

	SHARES	VALUE
Industrial Products – 12.0%
Building Systems and Components - 0.9%
Simpson Manufacturing	492,200	$13,235,258

Machinery - 2.4%
Lincoln Electric Holdings	466,535	24,940,961
Rofin-Sinar Technologies [a]	370,986	8,758,979

		33,699,940

Metal Fabrication and Distribution - 5.6%
Reliance Steel & Aluminum	907,600	39,226,472
Schnitzer Steel Industries Cl. A	432,900	20,649,330
Sims Metal Management ADR	1,108,638	21,618,441

		81,494,243

Pumps, Valves and Bearings - 3.1%
Gardner Denver	510,191	21,708,627
Pfeiffer Vacuum Technology	281,000	23,556,079

		45,264,706

Total (Cost $177,325,893)		173,694,147

Industrial Services – 9.6%
Commercial Services - 3.6%
ManTech International Cl. A [a]	684,686	33,056,640
MAXIMUS	372,092	18,604,600

		51,661,240

Engineering and Construction - 1.2%
†Jacobs Engineering Group [a]	452,500	17,018,525

Food, Tobacco and Agriculture - 1.7%
Hormel Foods	656,344	25,236,427

Industrial Distribution - 0.4%
Applied Industrial Technologies	232,000	5,120,240

Transportation and Logistics - 2.7%
†Kirby Corporation [a]	423,849	14,762,661
†Tidewater	518,612	24,867,445

		39,630,106

Total (Cost $126,272,780)		138,666,538

Natural Resources – 24.5%
Energy Services - 10.3%
Ensign Energy Services	1,182,700	16,962,758
Helmerich & Payne	218,100	8,697,828
Major Drilling Group International	808,100	22,229,801
Oil States International [a]	547,485	21,510,686
Rowan Companies [a]	923,013	20,897,014
Tesco Corporation [a]	578,700	7,471,017
Trican Well Service	1,136,800	15,282,696
Unit Corporation [a]	845,475	35,932,687

		148,984,487

Oil and Gas - 2.2%
Cimarex Energy	140,992	7,468,346
†Energen Corporation	531,566	24,877,289

		32,345,635

Precious Metals and Mining - 11.2%
Agnico-Eagle Mines	197,600	10,670,400
†Fresnillo	1,281,700	16,157,790
Gammon Gold [a]	2,136,200	23,519,562

86 | Royce Capital Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
Ivanhoe Mines [a]	1,486,600	$21,719,226
Pan American Silver [a]	875,430	20,843,989
Randgold Resources ADR	104,100	8,236,392
Red Back Mining [a]	1,080,900	15,502,701
†Seabridge Gold [a]	775,900	18,831,093
Silver Standard Resources [a]	1,260,601	27,569,344

		163,050,497

Real Estate - 0.8%
†PICO Holdings [a]	347,222	11,364,576

Total (Cost $316,443,243)		355,745,195

Technology – 10.3%
Aerospace and Defense - 0.6%
Ceradyne [a]	430,000	8,260,300

Components and Systems - 0.3%
†Teradata Corporation [a]	118,400	3,721,312

IT Services - 1.7%
Total System Services	1,475,200	25,476,704

Semiconductors and Equipment - 4.7%
Advanced Energy Industries [a]	92,420	1,393,694
Cabot Microelectronics [a]	298,609	9,842,153
Lam Research [a]	468,200	18,358,122
MKS Instruments [a]	777,200	13,531,052
Novellus Systems [a]	701,131	16,364,397
Varian Semiconductor Equipment Associates [a]	178,945	6,420,546
Verigy [a]	236,530	3,044,141

		68,954,105

Telecommunications - 3.0%
Comtech Telecommunications [a]	1,150,615	40,329,056
NETGEAR [a]	140,955	3,057,314

		43,386,370

Total (Cost $154,236,101)		149,798,791

Miscellaneous [d] – 1.3%
Total (Cost $16,739,559)		19,312,286

TOTAL COMMON STOCKS
(Cost $1,226,312,274)		1,342,883,689

REPURCHASE AGREEMENT – 7.3%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10,
maturity value $106,237,059 (collateralized
by obligations of various U.S. Government
Agencies, due 3/29/10, valued at $108,895,525)
(Cost $106,237,000)		106,237,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.4%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0582%)
(Cost $6,143,733)		6,143,733

VALUE
TOTAL INVESTMENTS – 100.2%
(Cost $1,338,693,007)	$1,455,264,422
LIABILITIES LESS CASH AND OTHER ASSETS – (0.2)%	(3,534,691)

NET ASSETS – 100.0%	$1,451,729,731

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Funds 2009 Annual Report to Shareholders | 87

Schedules of Investments

Royce Value Plus Fund

	SHARES	VALUE
COMMON STOCKS – 95.4%

Consumer Products – 5.6%
Apparel, Shoes and Accessories - 3.2%
†Coach	1,130,500	$41,297,165
Gildan Activewear [a,b]	2,468,800	60,189,344

		101,486,509

Food/Beverage/Tobacco - 0.5%
Heckmann Corporation [a,b]	2,550,000	12,724,500
Heckmann Corporation (Warrants) [a]	2,000,000	1,740,000

		14,464,500

Health, Beauty and Nutrition - 1.6%
Inter Parfums	1,205,304	14,668,550
NutriSystem	1,158,874	36,122,102

		50,790,652

Other Consumer Products - 0.3%
Shamir Optical Industry [c]	1,257,200	10,057,600

Total (Cost $156,460,493)		176,799,261

Consumer Services – 8.1%
Leisure and Entertainment - 1.4%
DreamWorks Animation SKG Cl. A [a]	1,130,548	45,165,393

Online Commerce - 1.1%
Liquidity Services [a,c]	1,748,723	17,609,641
LoopNet [a,b]	1,676,200	16,661,428

		34,271,069

Restaurants and Lodgings - 0.7%
Chipotle Mexican Grill [a]	218,000	19,218,880
Cosi [a,c]	3,997,600	2,398,560
†Cosi (Rights) [c,e]	3,997,600	97,821

		21,715,261

Retail Stores - 4.9%
A.C. Moore Arts & Crafts [a,c]	1,883,100	5,536,314
Casual Male Retail Group [a,c]	4,088,734	9,526,750
Christopher & Banks [c]	2,253,900	17,174,718
Men’s Wearhouse (The)	1,737,973	36,601,711
Monro Muffler Brake	748,572	25,032,248
O’Reilly Automotive [a,b]	956,000	36,442,720
Tractor Supply [a,b]	482,500	25,553,200

		155,867,661

Total (Cost $303,652,697)		257,019,384

Financial Intermediaries – 11.1%
Banking - 4.8%
Bancorp (The) [a,b,c]	1,317,170	9,035,786
Enterprise Financial Services	524,800	4,046,208
†Fifth Third Bancorp	3,350,000	32,662,500
Marshall & Ilsley	5,914,000	32,231,300
†Northern Trust	542,000	28,400,800
†SVB Financial Group [a,b]	450,000	18,760,500
Synovus Financial	6,357,000	13,031,850
Umpqua Holdings	1,062,300	14,245,443

		152,414,387

	SHARES	VALUE
Financial Intermediaries (continued)
Insurance - 2.0%
Berkley (W.R.)	557,100	$13,726,944
†Hanover Insurance Group	727,200	32,309,496
White Mountains Insurance Group	54,000	17,963,640

		64,000,080

Securities Brokers - 3.3%
KBW [a,b]	453,900	12,418,704
Knight Capital Group Cl. A [a]	2,942,700	45,317,580
Raymond James Financial	1,140,000	27,097,800
TradeStation Group [a,c]	2,190,000	17,279,100

		102,113,184

Securities Exchanges - 1.0%
MarketAxess Holdings	630,000	8,757,000
TMX Group	681,700	21,594,609

		30,351,609

Total (Cost $374,501,309)		348,879,260

Financial Services – 3.0%
Diversified Financial Services - 0.7%
†Duff & Phelps Cl. A	1,245,500	22,742,830

Information and Processing - 0.6%
Morningstar [a]	394,701	19,079,846

Insurance Brokers - 0.8%
Brown & Brown	1,435,100	25,788,747

Investment Management - 0.9%
†T. Rowe Price Group	376,600	20,053,950
U.S. Global Investors Cl. A	500,000	6,155,000

		26,208,950

Total (Cost $88,811,003)		93,820,373

Health – 5.6%
Commercial Services - 1.2%
Affymetrix [a]	3,260,464	19,041,110
†Genomic Health [a,b]	966,969	18,913,913

		37,955,023

Drugs and Biotech - 2.6%
Cypress Bioscience [a,c]	2,259,200	13,012,992
Dyax Corporation [a,b]	3,188,554	10,809,198
Exelixis [a]	1,312,400	9,672,388
Forest Laboratories [a,b]	850,000	27,293,500
Rigel Pharmaceuticals [a]	850,000	8,083,500
Theratechnologies [a,c]	3,319,600	14,061,125

		82,932,703

Medical Products and Devices - 1.8%
Caliper Life Sciences [a,c]	2,990,500	7,685,585
Cerus Corporation [a,b,c]	2,884,500	5,740,155
HealthTronics [a,c]	2,518,718	6,649,416
†Zimmer Holdings [a,b]	588,000	34,756,680

		54,831,836

Total (Cost $211,829,166)		175,719,562

88 |	The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Industrial Products – 9.5%
Industrial Components - 1.8%
CLARCOR	710,300	$23,042,132
FARO Technologies [a,b,c]	1,584,700	33,975,968

		57,018,100

Machinery - 2.1%
†Astec Industries [a]	760,900	20,498,646
Rofin-Sinar Technologies [a]	953,740	22,517,801
Tennant Company	861,000	22,549,590

		65,566,037

Metal Fabrication and Distribution - 2.7%
Kennametal	2,210,500	57,296,160
Sims Metal Management	506,712	9,918,820
Sims Metal Management ADR	875,125	17,064,938

		84,279,918

Miscellaneous Manufacturing - 1.7%
†Smith (A.O.) Corporation	591,600	25,669,524
†Valmont Industries	375,000	29,418,750

		55,088,274

Pumps, Valves and Bearings - 0.7%
IDEX Corporation	662,400	20,633,760

Specialty Chemicals and Materials - 0.5%
Symyx Technologies [a,c]	3,132,577	17,229,174

Total (Cost $312,443,722)		299,815,263

Industrial Services – 12.4%
Commercial Services - 5.1%
Cintas Corporation	1,013,700	26,406,885
Copart [a]	773,637	28,338,323
Resources Connection [a]	628,900	13,345,258
Ritchie Bros. Auctioneers	1,075,600	24,125,708
Robert Half International	605,800	16,193,034
TrueBlue [a]	1,345,200	19,922,412
UniFirst Corporation	284,400	13,682,484
Watson Wyatt Worldwide Cl. A	379,723	18,044,437

		160,058,541

Food, Tobacco and Agriculture - 1.3%
†Corn Products International	672,200	19,648,406
†Intrepid Potash [a,b]	200,000	5,834,000
Sanderson Farms	397,771	16,770,026

		42,252,432

Industrial Distribution - 3.5%
Grainger (W.W.)	525,600	50,893,848
MSC Industrial Direct Cl. A	771,300	36,251,100
Watsco	511,100	25,033,678

		112,178,626

Transportation and Logistics - 2.5%
Celadon Group [a,c]	1,893,600	20,545,560
Heartland Express	955,000	14,582,850
Knight Transportation	450,100	8,682,429
Universal Truckload Services	593,322	10,739,128
Werner Enterprises	1,186,000	23,470,940

		78,020,907

Total (Cost $361,227,543)		392,510,506

	SHARES	VALUE
Natural Resources – 15.8%
Energy Services - 5.5%
Calfrac Well Services	860,200	$17,148,893
CARBO Ceramics	225,400	15,365,518
Clean Energy Fuels [a,b]	1,177,000	18,137,570
Ensign Energy Services	1,731,700	24,836,736
Pason Systems	1,491,000	16,608,644
Patterson-UTI Energy	847,000	13,001,450
Tesco Corporation [a]	757,700	9,781,907
Trican Well Service	1,553,800	20,888,682
Unit Corporation [a]	875,400	37,204,500

		172,973,900

Oil and Gas - 1.7%
Bill Barrett [a,b]	818,200	25,454,202
†Comstock Resources [a]	700,000	28,399,000

		53,853,202

Precious Metals and Mining - 7.9%
Agnico-Eagle Mines	576,100	31,109,400
Alamos Gold [a]	2,881,600	34,606,201
†Allied Nevada Gold [a,b]	2,015,000	30,386,200
Fronteer Development Group [a]	3,856,000	15,154,080
Gabriel Resources [a,b]	5,877,300	24,557,825
Gammon Gold [a]	3,376,200	37,171,962
Hecla Mining [a,b]	3,249,900	20,084,382
Ivanhoe Mines [a]	1,690,900	24,704,049
Silver Standard Resources [a]	1,447,900	31,665,573

		249,439,672

Real Estate - 0.7%
†PICO Holdings [a]	687,222	22,492,776

Total (Cost $447,573,994)		498,759,550

Technology – 19.8%
Aerospace and Defense - 1.7%
FLIR Systems [a,b]	863,000	28,237,360
Mercury Computer Systems [a,c]	2,198,749	24,208,226

		52,445,586

Components and Systems - 4.3%
Brocade Communications Systems [a]	400,000	3,052,000
Checkpoint Systems [a]	864,700	13,186,675
Dionex Corporation [a]	189,300	13,983,591
†Infinera Corporation [a,b]	1,700,000	15,079,000
Littelfuse [a,c]	1,549,395	49,813,049
RADVision [a,c]	1,391,600	8,405,264
Trimble Navigation [a]	1,231,000	31,021,200

		134,540,779

IT Services - 1.5%
SRA International Cl. A [a]	2,429,100	46,395,810

Semiconductors and Equipment - 7.7%
Electro Scientific Industries [a]	1,131,100	12,238,502
Exar Corporation [a]	2,171,464	15,439,109
†Formfactor [a]	1,024,900	22,301,824
GSI Group [a,b,c]	2,538,394	2,157,635
†International Rectifier [a]	1,603,048	35,459,422
IPG Photonics [a]	1,985,899	33,243,949
†Microsemi Corporation [a]	1,586,000	28,151,500
MKS Instruments [a]	612,900	10,670,589

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Funds 2009 Annual Report to Shareholders | 89

Schedules of Investments

Royce Value Plus Fund (continued)
Royce 100 Fund

	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
NVIDIA Corporation [a]	1,780,000	$33,250,400
Supertex [a,c]	782,053	23,305,179
Tessera Technologies [a]	1,221,998	28,435,894

		244,654,003

Software - 2.2%
Avid Technology [a,c]	2,342,672	29,892,495
DivX [a]	491,376	2,771,361
Intermap Technologies [a]	2,308,700	4,017,626
National Instruments	300,223	8,841,567
†Nice Systems ADR [a]	805,300	24,996,512

		70,519,561

Telecommunications - 2.4%
ADTRAN	927,500	20,915,125
Arris Group [a]	1,612,200	18,427,446
Comverse Technology [a]	2,848,400	26,974,348
Digi International [a,b]	1,213,800	11,069,856

		77,386,775

Total (Cost $637,133,209)		625,942,514

Miscellaneous [d] – 4.5%
Total (Cost $135,392,553)		142,488,501

TOTAL COMMON STOCKS
(Cost $3,029,025,689)		3,011,754,174

REPURCHASE AGREEMENT – 5.1%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10,
maturity value $161,435,090 (collateralized
by obligations of various U.S. Government
Agencies, 0.875% due 3/30/10-5/24/10, valued at
$165,472,638)
(Cost $161,435,000)		161,435,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.8%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0582%)
(Cost $87,361,318)		87,361,318

TOTAL INVESTMENTS – 103.3%
(Cost $3,277,822,007)		3,260,550,492

LIABILITIES LESS CASH AND OTHER ASSETS – (3.3)%		(102,734,213)

NET ASSETS – 100.0%		$3,157,816,279

	SHARES	VALUE
COMMON STOCKS – 87.4%

Consumer Products – 3.8%
Apparel, Shoes and Accessories - 0.8%
Columbia Sportswear	50,300	$1,963,712

Food/Beverage/Tobacco - 1.2%
†Cal-Maine Foods	84,190	2,869,195

Home Furnishing and Appliances - 1.8%
Ethan Allen Interiors	169,100	2,269,322
Mohawk Industries [a]	38,300	1,823,080

		4,092,402

Total (Cost $8,358,799)		8,925,309

Consumer Services – 1.7%
Retail Stores - 1.7%
Dress Barn (The) [a]	108,500	2,506,350
Tiffany & Co.	35,400	1,522,200

Total (Cost $2,538,613)		4,028,550

Financial Intermediaries – 6.6%
Insurance - 2.6%
Berkley (W.R.)	105,100	2,589,664
Markel Corporation [a]	4,800	1,632,000
†Validus Holdings	69,000	1,858,860

		6,080,524

Securities Brokers - 4.0%
†Cowen Group Cl. A [a]	376,400	2,228,288
Interactive Brokers Group Cl. A [a]	113,200	2,005,904
Knight Capital Group Cl. A [a]	191,300	2,946,020
Lazard Cl. A	54,800	2,080,756

		9,260,968

Total (Cost $14,525,921)		15,341,492

Financial Services – 9.5%
Information and Processing - 3.3%
†Interactive Data	80,300	2,031,590
Morningstar [a]	32,300	1,561,382
MSCI Cl. A [a]	43,100	1,370,580
SEI Investments	154,500	2,706,840

		7,670,392

Insurance Brokers - 1.1%
Brown & Brown	141,900	2,549,943

Investment Management - 5.1%
Affiliated Managers Group [a]	9,397	632,888
AllianceBernstein Holding L.P.	55,100	1,548,310
Cohen & Steers	89,800	2,051,032
Evercore Partners Cl. A	40,500	1,231,200
Federated Investors Cl. B	87,900	2,417,250
Waddell & Reed Financial Cl. A	55,900	1,707,186
Westwood Holdings Group	67,130	2,439,504

		12,027,370

Total (Cost $20,283,977)		22,247,705

90 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Health – 2.7%
Health Services - 2.0%
Advisory Board (The) [a]	38,900	$1,192,674
†Amedisys [a]	45,500	2,209,480
ICON ADR [a]	54,200	1,177,766

		4,579,920

Medical Products and Devices - 0.7%
IDEXX Laboratories [a]	29,901	1,597,909

Total (Cost $5,250,117)		6,177,829

Industrial Products – 14.4%
Automotive - 0.6%
Gentex Corporation	84,200	1,502,970

Building Systems and Components - 2.5%
Armstrong World Industries [a]	56,600	2,203,438
Drew Industries [a]	77,900	1,608,635
Simpson Manufacturing	75,000	2,016,750

		5,828,823

Industrial Components - 3.7%
CLARCOR	42,200	1,368,968
FARO Technologies [a]	91,400	1,959,616
GrafTech International [a]	181,900	2,828,545
PerkinElmer	120,600	2,483,154

		8,640,283

Machinery - 1.7%
Rofin-Sinar Technologies [a]	83,400	1,969,074
Wabtec Corporation	51,400	2,099,176

		4,068,250

Metal Fabrication and Distribution - 3.5%
Kennametal	103,300	2,677,536
†Reliance Steel & Aluminum	61,000	2,636,420
Sims Metal Management ADR	145,100	2,829,450

		8,143,406

Paper and Packaging - 1.2%
Greif Cl. A	52,000	2,806,960

Pumps, Valves and Bearings - 1.2%
Gardner Denver	62,800	2,672,140

Total (Cost $26,662,649)		33,662,832

Industrial Services – 20.5%
Commercial Services - 10.0%
†Brink’s Company (The)	58,400	1,421,456
Cintas Corporation	73,300	1,909,465
Copart [a]	43,400	1,589,742
Corinthian Colleges [a]	204,400	2,814,588
Corporate Executive Board	46,700	1,065,694
CRA International [a]	63,613	1,695,287
Gartner [a]	145,000	2,615,800
Hewitt Associates Cl. A [a]	60,400	2,552,504
Manpower	34,600	1,888,468
†Quanta Services [a]	95,500	1,990,220
Universal Technical Institute [a]	98,600	1,991,720
†Verisk Analytics Cl. A [a]	55,600	1,683,568

		23,218,512

	SHARES	VALUE
Industrial Services (continued)
Engineering and Construction - 1.6%
KBR	131,600	$2,500,400
NVR [a]	1,700	1,208,207

		3,708,607

Food, Tobacco and Agriculture - 3.0%
Intrepid Potash [a]	89,000	2,596,130
Sanderson Farms	66,200	2,790,992
†Terra Industries	51,000	1,641,690

		7,028,812

Industrial Distribution - 0.7%
†Applied Industrial Technologies	76,800	1,694,976

Transportation and Logistics - 5.2%
Arkansas Best	53,400	1,571,562
†Expeditors International of Washington	79,800	2,771,454
†Kirby Corporation [a]	53,000	1,845,990
Landstar System	72,300	2,803,071
†Patriot Transportation Holding [a]	19,227	1,816,182
UTI Worldwide	94,900	1,358,968

		12,167,227

Total (Cost $43,843,330)		47,818,134

Natural Resources – 11.6%
Energy Services - 10.9%
CARBO Ceramics	16,000	1,090,720
Ensign Energy Services	196,500	2,818,282
†Helmerich & Payne	46,500	1,854,420
Major Drilling Group International	111,500	3,067,223
Oil States International [a]	74,400	2,923,176
Pason Systems	302,800	3,372,969
SEACOR Holdings [a]	33,500	2,554,375
†ShawCor Cl. A	99,400	2,789,492
Trican Well Service	205,700	2,765,351
Unit Corporation [a]	53,200	2,261,000

		25,497,008

Precious Metals and Mining - 0.7%
†Randgold Resources ADR	19,000	1,503,280

Total (Cost $20,195,881)		27,000,288

Technology – 11.6%
Aerospace and Defense - 0.9%
HEICO Corporation Cl. A	57,400	2,064,104

Components and Systems - 2.3%
Diebold	47,600	1,354,220
Dionex Corporation [a]	33,000	2,437,710
Plexus Corporation [a]	58,400	1,664,400

		5,456,330

IT Services - 2.4%
Sapient Corporation [a]	327,900	2,711,733
SRA International Cl. A [a]	148,400	2,834,440

		5,546,173

Semiconductors and Equipment - 1.2%
Coherent [a]	93,700	2,785,701

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 91

Schedules of Investments

Royce 100 Fund (continued)
Royce Discovery Fund

	SHARES	VALUE
Technology (continued)
Software - 3.0%
Blackbaud	39,100	$923,933
†Blackboard [a]	40,000	1,815,600
Fair Isaac	73,500	1,566,285
National Instruments	89,000	2,621,050

		6,926,868

Telecommunications - 1.8%
ADTRAN	112,800	2,543,640
†Comtech Telecommunications [a]	48,000	1,682,400

		4,226,040

Total (Cost $22,582,107)		27,005,216

Miscellaneous [d] – 5.0%
Total (Cost $10,002,515)		11,648,157

TOTAL COMMON STOCKS
(Cost $174,243,909)		203,855,512

REPURCHASE AGREEMENT – 12.0%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10,
maturity value $28,018,016 (collateralized
by obligations of various U.S. Government
Agencies, 1.625%-2.00% due 11/19/12-11/21/12,
valued at $28,723,181)
(Cost $28,018,000)		28,018,000

TOTAL INVESTMENTS – 99.4%
(Cost $202,261,909)		231,873,512
CASH AND OTHER ASSETS LESS LIABILITIES – 0.6%		1,380,063

NET ASSETS – 100.0%		$233,253,575

	SHARES	VALUE
COMMON STOCKS – 96.1%

Consumer Products – 3.9%
Food/Beverage/Tobacco - 1.2%
Schiff Nutrition International Cl. A	4,400	$34,408

Home Furnishing and Appliances - 2.7%
Hooker Furniture	2,100	25,977
National Presto Industries	500	54,615

		80,592

Total (Cost $87,357)		115,000

Consumer Services – 3.4%
Leisure and Entertainment - 1.1%
Monarch Casino & Resort [a]	3,100	25,110
New Frontier Media [a]	3,600	6,804

		31,914

Retail Stores - 2.3%
Jos. A. Bank Clothiers [a]	1,600	67,504

Total (Cost $117,340)		99,418

Financial Intermediaries – 13.9%
Banking - 2.7%
†Capitol Bancorp	5,400	10,584
City Bank [a]	7,100	12,354
†First Defiance Financial	3,900	44,031
†South Financial Group (The)	19,100	12,314

		79,283

Insurance - 11.2%
American Physicians Service Group	1,600	36,912
American Safety Insurance Holdings [a]	2,800	40,460
Amerisafe [a]	800	14,376
Baldwin & Lyons Cl. B	800	19,688
Eastern Insurance Holdings	2,138	18,429
EMC Insurance Group	1,600	34,416
First Mercury Financial	2,500	34,275
Hallmark Financial Services [a]	3,020	24,039
Meadowbrook Insurance Group	9,399	69,553
SeaBright Insurance Holdings [a]	2,800	32,172

		324,320

Total (Cost $518,203)		403,603

Health – 17.8%
Drugs and Biotech - 2.4%
Harvard Bioscience [a]	7,599	27,128
Matrixx Initiatives [a]	1,400	5,908
Theragenics Corporation [a]	9,900	13,266
†VIVUS [a]	2,700	24,813

		71,115

Health Services - 1.4%
Metropolitan Health Networks [a]	17,448	34,722
Psychemedics Corporation	700	5,145

		39,867

Medical Products and Devices - 13.9%
Atrion Corporation	300	46,716

92 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Health (continued)
Medical Products and Devices (continued)
Bovie Medical [a]	2,900	$22,649
Cardiac Science [a]	7,800	17,394
Cynosure Cl. A [a]	1,300	14,937
Exactech [a]	1,800	31,158
HealthTronics [a]	4,900	12,936
Kensey Nash [a]	1,367	34,859
Medical Action Industries [a]	3,200	51,392
Merit Medical Systems [a]	2,484	47,916
Neogen Corporation [a]	3,000	70,830
Osteotech [a]	6,300	20,160
Somanetics Corporation [a]	1,700	29,835
Utah Medical Products	113	3,313

		404,095

Personal Care - 0.1%
CCA Industries	577	3,202

Total (Cost $596,446)		518,279

Industrial Products – 16.9%
Automotive - 0.1%
Miller Industries [a]	200	2,270

Building Systems and Components - 1.0%
LSI Industries	3,500	27,580

Industrial Components - 4.7%
Bel Fuse Cl. B	1,800	38,682
CTS Corporation	7,100	68,302
Gerber Scientific [a]	6,114	30,876

		137,860

Machinery - 3.0%
Ampco-Pittsburgh	1,700	53,601
Core Molding Technologies [a]	400	1,156
FreightCar America	700	13,881
Hurco Companies [a]	1,200	17,760

		86,398

Metal Fabrication and Distribution - 5.3%
Foster (L.B.) Company Cl. A [a]	1,300	38,753
North American Galvanizing & Coatings [a]	7,500	36,375
Olympic Steel	1,800	58,644
Universal Stainless & Alloy Products [a]	1,100	20,746

		154,518

Paper and Packaging - 1.8%
KapStone Paper and Packaging [a]	5,300	52,205

Specialty Chemicals and Materials - 1.0%
Landec Corporation [a]	4,733	29,534

Other Industrial Products - 0.0%
Media Sciences International [a]	700	315

Total (Cost $525,692)		490,680

Industrial Services – 13.1%
Commercial Services - 7.0%
ATC Technology [a]	2,300	54,855
ChinaCast Education [a]	8,300	62,748
CRA International [a]	800	21,320
ICF International [a]	1,400	37,520
	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
Volt Information Sciences [a]	2,900	$29,000

		205,443

Industrial Distribution - 3.4%
Houston Wire & Cable	4,000	47,600
Sport Supply Group	4,100	51,619

		99,219

Printing - 2.3%
CSS Industries	1,581	30,735
Ennis	2,100	35,259

		65,994

Transportation and Logistics - 0.4%
Dynamex [a]	600	10,860

Total (Cost $391,922)		381,516

Natural Resources – 3.7%
Energy Services - 0.9%
Bronco Drilling [a]	2,400	12,168
Union Drilling [a]	2,300	14,375

		26,543

Oil and Gas - 1.9%
TransGlobe Energy [a]	8,100	26,973
VAALCO Energy	6,000	27,300

		54,273

Real Estate - 0.9%
China Housing & Land Development [a]	6,200	25,606

Total (Cost $194,974)		106,422

Technology – 20.7%
Aerospace and Defense - 2.5%
Ducommun	1,000	18,710
Dynamics Research [a]	1,700	18,037
LaBarge [a]	2,900	34,945

		71,692

Components and Systems - 2.0%
Super Micro Computer [a]	5,400	60,048

IT Services - 5.9%
CIBER [a]	8,200	28,290
†Computer Task Group [a]	4,500	36,045
†iGATE Corporation	8,000	80,000
TechTeam Global [a]	3,500	26,635

		170,970

Semiconductors and Equipment - 3.2%
GSI Group [a]	3,600	3,060
GSI Technology [a]	9,600	43,008
Image Sensing Systems [a]	1,537	17,829
Ultra Clean Holdings [a]	4,100	28,659

		92,556

Software - 2.9%
American Software Cl. A	3,700	22,200
Double-Take Software [a]	3,300	32,967
Pervasive Software [a]	1,400	6,748
Versant Corporation [a]	1,500	22,890

		84,805

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 93

Schedules of Investments

Royce Discovery Fund (continued)
Royce Financial Services Fund

	SHARES	VALUE
Technology (continued)
Telecommunications - 4.2%
†Globecomm Systems [a]	4,700	$36,754
PC-Tel [a]	1,400	8,288
Soapstone Networks	1,200	840
Telestone Technologies [a]	1,100	21,824
USA Mobility	5,022	55,293

		122,999

Total (Cost $594,182)		603,070

Miscellaneous [d] – 2.7%
Total (Cost $41,120)		80,015

TOTAL COMMON STOCKS
(Cost $3,067,236)		2,798,003

REPURCHASE AGREEMENT – 4.6%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10,
maturity value $133,000 (collateralized
by obligations of various U.S. Government
Agencies, due 1/14/10, valued at $140,000)
(Cost $133,000)		133,000

TOTAL INVESTMENTS – 100.7%
(Cost $3,200,236)		2,931,003
LIABILITIES LESS CASH AND OTHER ASSETS – (0.7)%		(20,979)

NET ASSETS – 100.0%		$2,910,024

	SHARES	VALUE
COMMON STOCKS – 95.0%

Banking - 7.2%
Bank of N.T. Butterfield & Son	5,362	$20,912
Bank Sarasin & Cie Cl. B	3,085	116,590
Banque Privee Edmond de Rothschild	3	74,856
BOK Financial	2,427	115,331
Fauquier Bankshares	2,400	29,760
†Julius Baer Group	3,900	136,210
†Northern Trust	3,700	193,880
Peapack-Gladstone Financial	2,835	35,948
Vontobel Holding	3,000	85,685
Wilber Corporation (The)	6,100	43,920
Wilmington Trust	9,800	120,932

Total (Cost $1,243,451)		974,024

Diversified Financial Services - 0.5%
World Acceptance [a]	2,000	71,660

Total (Cost $59,417)		71,660

Information and Processing - 8.7%
Interactive Data	5,000	126,500
†MasterCard Cl. A	700	179,186
Morningstar [a]	4,600	222,364
MSCI Cl. A [a]	7,900	251,220
SEI Investments	7,400	129,648
Western Union	14,000	263,900

Total (Cost $887,899)		1,172,818

Insurance - 11.5%
Alleghany Corporation [a]	508	140,208
Berkley (W.R.)	7,600	187,264
†Cincinnati Financial	4,200	110,208
CNA Surety [a]	5,900	87,851
E-L Financial	150	64,542
Enstar Group [a]	4,000	292,080
Erie Indemnity Cl. A	6,500	253,630
Hilltop Holdings [a]	5,200	60,528
†Marsh & McLennan	10,800	238,464
RLI	1,100	58,575
Validus Holdings	2,300	61,962

Total (Cost $1,506,441)		1,555,312

Insurance Brokers - 2.7%
†Aon Corporation	2,500	95,850
Brown & Brown	2,600	46,722
Gallagher (Arthur J.) & Co.	5,400	121,554
Willis Group Holdings	4,000	105,520

Total (Cost $382,941)		369,646

Investment Management - 32.1%
Affiliated Managers Group [a]	1,400	94,290
AGF Management Cl. B	10,600	172,300
AllianceBernstein Holding L.P.	9,200	258,520
†Artio Global Investors Cl. A [a]	5,000	127,450

94 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Investment Management (continued)
Ashmore Group	75,000	$326,034
Azimut Holding	10,500	140,163
Cohen & Steers	10,500	239,820
Endeavour Financial	17,900	30,294
Federated Investors Cl. B	6,400	176,000
GAM Holding	3,300	40,156
GAMCO Investors Cl. A	3,300	159,357
Invesco	12,425	291,863
Investec	8,500	58,268
Janus Capital Group	16,700	224,615
MVC Capital	3,800	44,840
Och-Ziff Capital Management Group Cl. A	10,000	137,400
Partners Group Holding	1,250	157,437
RHJ International [a]	10,000	76,403
SHUAA Capital [a]	150,000	60,121
SPARX Group [a]	400	47,026
Sprott	43,900	188,889
T. Rowe Price Group	5,500	292,875
U.S. Global Investors Cl. A	19,700	242,507
Value Partners Group [a]	250,000	127,193
VZ Holding	3,100	235,934
Waddell & Reed Financial Cl. A	6,400	195,456
Westwood Holdings Group	5,300	192,602

Total (Cost $4,223,481)		4,337,813

Other Financial Intermediaries - 0.4%
KKR & Company (Guernsey) L.P. [a]	5,500	46,336

Total (Cost $50,481)		46,336

Other Financial Services - 2.1%
†Kennedy-Wilson Holdings [a]	31,375	280,806

Total (Cost $297,000)		280,806

Real Estate - 2.5%
Jones Lang LaSalle	5,600	338,240

Total (Cost $287,619)		338,240

Securities Brokers - 19.8%
Bolsas y Mercados Espanoles	4,000	128,351
Broadpoint Gleacher Securities Group [a]	14,000	62,440
Cowen Group Cl. A [a]	25,700	152,144
FBR Capital Markets [a]	29,000	179,220
HQ	7,200	119,036
Interactive Brokers Group Cl. A [a]	17,600	311,872
Investcorp Bank GDR [a]	20,300	61,103
Jefferies Group [a]	6,900	163,737
KBW [a]	5,500	150,480
Kim Eng Holdings	100,000	143,038
Lazard Cl. A	7,000	265,790
MF Global [a]	11,000	76,450
Mirae Asset Securities	1,081	60,062
Mizuho Securities	10,800	32,326
†Oppenheimer Holdings Cl. A	4,300	142,846
†Raymond James Financial	5,600	133,112
	SHARES	VALUE
Securities Brokers (continued)
Samsung Securities	1,600	$86,317
Sanders Morris Harris Group	18,200	100,100
Stifel Financial [a]	2,250	133,290
Thomas Weisel Partners Group [a]	9,600	36,288
Tokai Tokyo Securities	9,400	36,620
UOB-Kay Hian Holdings	95,000	101,713

Total (Cost $2,525,098)		2,676,335

Securities Exchanges - 3.0%
ASX	4,700	146,381
Hellenic Exchanges	10,500	108,824
Singapore Exchange	25,000	147,368

Total (Cost $351,413)		402,573

Specialty Finance - 0.3%
Credit Acceptance [a]	1,066	44,879

Total (Cost $20,269)		44,879

Miscellaneous [d] – 4.2%
Total (Cost $616,870)		572,324

TOTAL COMMON STOCKS
(Cost $12,452,380)		12,842,766

REPURCHASE AGREEMENT – 5.1%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10,
maturity value $693,000 (collateralized
by obligations of various U.S. Government
Agencies, 7.00% due 3/15/10, valued at $714,150)
(Cost $693,000)		693,000

TOTAL INVESTMENTS – 100.1%
(Cost $13,145,380)		13,535,766
LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(10,404)

NET ASSETS – 100.0%		13,525,362

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 95

Schedules of Investments

Royce Dividend Value Fund

	SHARES	VALUE
COMMON STOCKS – 96.3%

Consumer Products – 5.3%
Apparel, Shoes and Accessories - 1.7%
†Marimekko	12,300	$181,359
Polo Ralph Lauren Cl. A	1,000	80,980
Wolverine World Wide	8,300	225,926

		488,265

Food/Beverage/Tobacco - 1.5%
†Industrias Bachoco ADR	6,100	140,056
J & J Snack Foods	2,500	99,900
†Lancaster Colony	3,900	193,830

		433,786

Home Furnishing and Appliances - 1.5%
American Woodmark	3,700	72,816
Ethan Allen Interiors	15,200	203,984
†Hunter Douglas	2,500	121,970
Leggett & Platt	2,800	57,120

		455,890

Other Consumer Products - 0.6%
†Societe BIC	2,500	173,030

Total (Cost $1,426,334)		1,550,971

Consumer Services – 6.5%
Leisure and Entertainment - 1.1%
International Speedway Cl. A	6,800	193,460
World Wrestling Entertainment Cl. A	8,400	128,772

		322,232

Retail Stores - 5.4%
American Eagle Outfitters	12,000	203,760
Buckle (The)	11,650	341,112
Cato Corporation (The) Cl. A	5,900	118,354
Dress Barn (The) [a]	15,400	355,740
†Family Dollar Stores	14,900	414,667
Tiffany & Co.	1,000	43,000
Williams-Sonoma	5,100	105,978

		1,582,611

Total (Cost $1,712,785)		1,904,843

Financial Intermediaries – 19.7%
Banking - 2.0%
Banca Generali	4,200	50,874
Bank of N.T. Butterfield & Son	4,088	15,943
†Bank Sarasin & Cie Cl. B	1,748	66,061
Fauquier Bankshares	4,400	54,560
†Northern Trust	5,400	282,960
Peapack-Gladstone Financial	2,205	27,960
Wilmington Trust	6,300	77,742

		576,100

Insurance - 11.7%
†Allied World Assurance Company Holdings	6,300	290,241
Aspen Insurance Holdings	11,300	287,585
Berkley (W.R.)	5,600	137,984
†Cincinnati Financial	4,700	123,328

	SHARES	VALUE
Financial Intermediaries (continued)
Insurance (continued)
Erie Indemnity Cl. A	7,400	$288,748
Fidelity National Financial Cl. A	10,000	134,600
Harleysville Group	13,100	416,449
†Marsh & McLennan	5,100	112,608
Max Capital Group	8,500	189,550
Montpelier Re Holdings	16,400	284,048
†Old Republic International	8,600	86,344
PartnerRe	6,000	447,960
Reinsurance Group of America	2,100	100,065
Validus Holdings	10,700	288,258
†White Mountains Insurance Group	400	133,064
Zenith National Insurance	4,300	127,968

		3,448,800

Real Estate Investment Trusts - 4.0%
†Colony Financial	9,500	193,515
†Cousins Properties	23,935	182,624
DCT Industrial Trust	23,400	117,468
Gladstone Commercial	3,800	50,958
†HRPT Properties Trust	25,000	161,750
Lexington Realty Trust	57,567	350,008
†National Health Investors	3,200	118,368

		1,174,691

Securities Brokers - 2.0%
†Egyptian Financial Group-Hermes Holding	48,000	217,647
Lazard Cl. A	1,900	72,143
†Raymond James Financial	4,800	114,096
†Sanders Morris Harris Group	33,000	181,500

		585,386

Total (Cost $5,686,353)		5,784,977

Financial Services – 12.9%
Information and Processing - 1.6%
Fiserv [a]	2,000	96,960
†Interactive Data	4,400	111,320
SEI Investments	10,000	175,200
Value Line	3,000	75,330

		458,810

Insurance Brokers - 2.2%
Aon Corporation	2,000	76,680
Brown & Brown	16,800	301,896
Gallagher (Arthur J.) & Co.	4,400	99,044
Willis Group Holdings	6,800	179,384

		657,004

Investment Management - 8.4%
†A.F.P. Provida ADR	3,200	145,120
AGF Management Cl. B	7,400	120,285
AllianceBernstein Holding L.P.	9,400	264,140
Apollo Investment	7,300	69,569
BlackRock Kelso Capital	5,200	44,304
CI Financial	2,300	48,382
Cohen & Steers	10,600	242,104
Federated Investors Cl. B	20,500	563,750

96 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Financial Services (continued)
Investment Management (continued)
Invesco	4,000	$93,960
†Investec	9,600	65,809
Och-Ziff Capital Management Group Cl. A	6,700	92,058
†Partners Group Holding	500	62,974
Sprott	15,900	68,413
U.S. Global Investors Cl. A	10,500	129,255
†VZ Holding	1,000	76,108
Waddell & Reed Financial Cl. A	2,200	67,188
Westwood Holdings Group	8,300	301,622

		2,455,041

Other Financial Services - 0.7%
†Kennedy-Wilson Holdings [a]	24,297	217,458

Total (Cost $3,494,800)		3,788,313

Health – 5.4%
Commercial Services - 1.3%
†Chemed Corporation	5,800	278,226
†OdontoPrev	3,200	117,138

		395,364

Drugs and Biotech - 0.7%
†Boiron	1,500	63,949
†Recordati	20,000	148,822

		212,771

Health Services - 1.1%
†Pharmaceutical Product Development	13,200	309,408

Medical Products and Devices - 2.3%
†Carl Zeiss Meditec	9,500	169,451
†Fielmann	3,200	235,596
†STERIS Corporation	9,400	262,918

		667,965

Total (Cost $1,392,547)		1,585,508

Industrial Products – 16.6%
Automotive - 0.2%
†Xinyi Glass Holdings	65,000	58,630

Building Systems and Components - 1.4%
†AAON	12,500	243,625
†Preformed Line Products	1,900	83,220
†WaterFurnace Renewable Energy	3,300	81,912

		408,757

Construction Materials - 0.6%
†Geberit	1,000	177,136

Industrial Components - 1.8%
†Amphenol Corporation Cl. A	2,400	110,832
CLARCOR	5,600	181,664
Deswell Industries	11,000	44,440
†Donaldson Company	4,100	174,414

		511,350

Machinery - 5.5%
†Burckhardt Compression Holding	1,600	286,339
Franklin Electric	3,000	87,240
Lincoln Electric Holdings	3,700	197,802
Nordson Corporation	9,700	593,446
	SHARES	VALUE
Industrial Products (continued)
Machinery (continued)
†Regal-Beloit	3,400	$176,596
†Spirax-Sarco Engineering	5,500	109,499
Tennant Company	6,000	157,140

		1,608,062

Metal Fabrication and Distribution - 0.2%
Carpenter Technology	1,800	48,510
Sims Metal Management ADR	1,150	22,425

		70,935

Miscellaneous Manufacturing - 1.4%
†Rational	1,000	169,400
Raven Industries	7,400	235,098

		404,498

Paper and Packaging - 1.4%
AptarGroup	3,400	121,516
Greif Cl. A	5,300	286,094

		407,610

Pumps, Valves and Bearings - 1.4%
Gardner Denver	2,900	123,395
Graco	7,800	222,846
Kaydon Corporation	1,000	35,760
Robbins & Myers	1,500	35,280

		417,281

Specialty Chemicals and Materials - 2.1%
Balchem Corporation	4,700	157,497
Cabot Corporation	6,500	170,495
Quaker Chemical	6,300	130,032
Schulman (A.)	3,000	60,540
†Victrex	7,500	97,020

		615,584

Textiles - 0.2%
†Interface Cl. A	8,000	66,480

Other Industrial Products - 0.4%
MTS Systems	3,500	100,590

Total (Cost $4,377,858)		4,846,913

Industrial Services – 11.5%
Commercial Services - 6.1%
Brink’s Company (The)	7,400	180,116
†Corporate Executive Board	3,900	88,998
†Grupo Aeroportuario del Centro Norte ADR	14,600	194,326
†Grupo Aeroportuario del Pacifico ADR	6,500	203,190
Hewitt Associates Cl. A [a]	4,200	177,492
†Hillenbrand	10,300	194,052
Landauer	3,200	196,480
†MAXIMUS	6,600	330,000
†Michael Page International	36,000	218,272

		1,782,926

Engineering and Construction - 0.8%
†Comfort Systems USA	4,500	55,530
†Skyline Corporation	9,700	178,480

		234,010

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 97

Schedules of Investments

Royce Dividend Value Fund (continued)

	SHARES	VALUE
Industrial Services (continued)
Food, Tobacco and Agriculture - 1.2%
Hormel Foods	7,400	$284,530
Sanderson Farms	1,300	54,808

		339,338

Industrial Distribution - 0.7%
Applied Industrial Technologies	2,700	59,589
Grainger (W.W.)	400	38,732
†Houston Wire & Cable	10,300	122,570

		220,891

Transportation and Logistics - 2.7%
Landstar System	5,500	213,235
Pacer International [a]	8,000	25,280
Tidewater	9,800	469,910
UTI Worldwide	6,400	91,648

		800,073

Total (Cost $3,092,388)		3,377,238

Natural Resources – 8.7%
Energy Services - 2.9%
Ensign Energy Services	4,600	65,975
Exterran Partners L.P.	6,404	143,770
Helmerich & Payne	3,000	119,640
†Lamprell	50,000	147,538
†Lufkin Industries	3,700	270,840
Oil States International [a]	2,600	102,154

		849,917

Oil and Gas - 3.1%
Cimarex Energy	2,600	137,722
†Energen Corporation	9,200	430,560
†Pioneer Southwest Energy Partners L.P.	13,100	294,095
Plains All American Pipeline L.P.	1,100	58,135

		920,512

Precious Metals and Mining - 1.2%
†Fresnillo	15,000	189,098
†Randgold Resources ADR	1,900	150,328

		339,426

Other Natural Resources - 1.5%
†China Forestry Holdings [a]	1,520,000	429,334

Total (Cost $2,128,812)		2,539,189

Technology – 4.6%
Aerospace and Defense - 0.4%
†Ducommun	6,600	123,486

Components and Systems - 0.4%
Diebold	4,400	125,180

Internet Software and Services - 1.0%
†EarthLink	34,800	289,188

IT Services - 1.3%
Jack Henry & Associates	1,000	23,120
Total System Services	20,500	354,035

		377,155

Semiconductors and Equipment - 0.5%
†Analog Devices	3,300	104,214
	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
Cognex Corporation	3,000	$53,160

		157,374

Software - 0.7%
Blackbaud	3,900	92,157
National Instruments	3,600	106,020

		198,177

Telecommunications - 0.3%
†ADTRAN	3,300	74,415

Total (Cost $1,204,591)		1,344,975

Utilities – 0.5%
†Northeast Utilities	4,100	105,739
UGI Corporation	2,000	48,380

Total (Cost $142,288)		154,119

Miscellaneous [d] – 4.6%
Total (Cost $1,164,125)		1,356,892

TOTAL COMMON STOCKS
(Cost $25,822,881)		28,233,938

REPURCHASE AGREEMENT – 3.7%
State Street Bank & Trust Company, 0.005% dated 12/31/09, due 1/4/10, maturity value $1,094,001 (collateralized by obligations of various U.S. Government Agencies, 7.00% due 3/15/10, valued at $1,122,975) (Cost $1,094,000)		1,094,000

TOTAL INVESTMENTS – 100.0%
(Cost $26,916,881)		29,327,938

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.0)%		(13,250)

NET ASSETS – 100.0%		$29,314,688

98 | The Royce Fund 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

Royce European Smaller-Companies Fund

	SHARES	VALUE
COMMON STOCKS – 89.3%

Australia – 1.7%
†Centamin Egypt [a]	60,000	$117,825

Total (Cost $79,261)		117,825

Austria – 4.3%
Mayr-Melnhof Karton	1,200	123,448
Semperit AG Holding	4,500	173,549

Total (Cost $290,600)		296,997

Belgium – 4.0%
EVS Broadcast Equipment	1,000	63,740
GIMV	1,800	94,170
Sipef	2,300	114,724

Total (Cost $316,538)		272,634

Denmark – 1.5%
H Lundbeck	5,600	101,928

Total (Cost $105,190)		101,928

Egypt – 1.6%
†Egyptian Financial Group-Hermes Holding	25,000	113,358

Total (Cost $151,259)		113,358

Finland – 6.9%
Marimekko	3,200	47,183
Nokian Renkaat	4,000	97,053
†Orion Oyj Cl. B	2,600	55,984
†Ponsse OY	10,000	99,758
Vacon	1,700	65,032
Vaisala Cl. A	3,000	107,900

Total (Cost $467,536)		472,910

France – 9.0%
Alten [a]	2,000	55,515
Beneteau	2,600	39,462
Boiron	2,000	85,266
Manutan International	1,500	85,982
Piscines Desjoyaux	5,000	47,054
Societe BIC	700	48,448
Societe Internationale de Plantations d’Heveas	1,800	118,167
Vetoquinol	2,200	70,020
Virbac	700	72,912

Total (Cost $577,727)		622,826

Germany – 10.9%
AS Creation Tapeten	2,000	72,600
†Carl Zeiss Meditec	5,000	89,185
Deutsche Beteiligungs	2,700	66,157
Fielmann	1,400	103,073
Fuchs Petrolub	1,000	86,994
	SHARES	VALUE
Germany (continued)
Pfeiffer Vacuum Technology	1,800	$150,893
Rational	600	101,640
Takkt	8,000	82,074

Total (Cost $810,059)		752,616

Greece – 1.3%
†Hellenic Exchanges	8,300	86,022

Total (Cost $94,359)		86,022

Hong Kong – 2.0%
Asian Citrus Holdings	165,000	134,029

Total (Cost $88,441)		134,029

Italy – 2.0%
†Recordati	6,500	48,367
SAES Getters	4,500	38,821
Tod’s	700	51,861

Total (Cost $204,987)		139,049

Jersey – 1.6%
Randgold Resources	1,400	111,239

Total (Cost $61,273)		111,239

Mexico – 1.3%
†Fresnillo	7,000	88,246

Total (Cost $43,148)		88,246

Netherlands – 4.4%
Fugro	1,800	102,792
Hunter Douglas	2,500	121,970
Smartrac [a]	3,500	75,321

Total (Cost $345,876)		300,083

Norway – 3.4%
Ekornes	5,000	103,590
Fred Olsen Energy	2,000	76,570
Tandberg	2,000	56,974

Total (Cost $217,755)		237,134

Peru – 2.8%
Hochschild Mining	35,000	190,653

Total (Cost $151,161)		190,653

South Africa – 5.3%
†Bell Equipment [a]	60,000	77,738
Brait	15,000	42,741
†Discovery Holdings	15,000	64,854
Lewis Group	7,500	53,660
†Net 1 UEPS Technologies [a]	1,800	34,956
Northam Platinum	14,000	90,495

Total (Cost $320,864)		364,444

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 99

Schedules of Investments

Royce European Smaller-Companies Fund (continued)	Royce Global Value Fund

	SHARES	VALUE
Sweden – 1.7%
Lundin Petroleum [a]	9,000	$70,817
†Q-Med [a]	7,000	47,077

Total (Cost $147,068)		117,894

Switzerland – 10.8%
Bank Sarasin & Cie Cl. B	2,468	93,272
Banque Privee Edmond de Rothschild	4	99,809
Burckhardt Compression Holding	1,000	178,962
†Geberit	200	35,427
†Inficon Holding	600	68,233
†Julius Baer Group	1,100	38,418
Partners Group Holding	1,000	125,949
VZ Holding	1,400	106,551

Total (Cost $744,042)		746,621

United Arab Emirates – 1.9%
Lamprell	45,000	132,784

Total (Cost $68,513)		132,784

United Kingdom – 10.9%
Anglo-Eastern Plantations	10,000	62,733
Ashmore Group	23,000	99,984
Begbies Traynor	20,000	34,389
Charter International	4,000	46,231
Diploma	30,000	85,647
†Domino Printing Sciences	15,000	79,642
†Hikma Pharmaceuticals	4,000	32,749
JKX Oil & Gas	10,000	45,049
Michael Page International	15,000	90,947
Rotork	2,000	38,279
Spirax-Sarco Engineering	4,000	79,636
Victrex	4,000	51,744

Total (Cost $706,816)		747,030

TOTAL COMMON STOCKS
(Cost $5,992,473)		6,146,322

REPURCHASE AGREEMENT – 10.4%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10,
maturity value $719,000 (collateralized
by obligations of various U.S. Government
Agencies, 7.00% due 3/15/10, valued at $740,025)
(Cost $719,000)		719,000

TOTAL INVESTMENTS – 99.7%
(Cost $6,711,473)		6,865,322

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.3%		21,233

NET ASSETS – 100.0%		$6,886,555

	SHARES	VALUE
COMMON STOCKS – 90.4%

Australia – 1.4%
Sims Metal Management ADR	37,000	$721,500

Total (Cost $399,721)		721,500

Austria – 4.6%
Mayr-Melnhof Karton	10,000	1,028,738
Semperit AG Holding	33,500	1,291,974

Total (Cost $2,016,775)		2,320,712

Belgium – 3.4%
GIMV	14,000	732,435
Sipef	20,000	997,599

Total (Cost $1,867,192)		1,730,034

Brazil – 4.4%
†Amil Participacoes	58,000	452,139
†Anhanguera Educacional Participacoes [a]	30,000	426,315
†Duratex	70,000	645,781
OdontoPrev	20,000	732,109

Total (Cost $1,461,482)		2,256,344

Canada – 21.1%
Ensign Energy Services	55,000	788,832
Gammon Gold [a]	80,000	880,800
Ivanhoe Mines [a]	60,000	876,600
†Magma Energy [a]	328,000	567,653
Major Drilling Group International	60,000	1,650,524
Pason Systems	80,000	891,141
Red Back Mining [a]	35,600	510,590
†Seabridge Gold [a]	31,500	764,505
Silver Standard Resources [a]	57,000	1,246,590
Sprott	200,000	860,544
Tesco Corporation [a]	56,820	733,546
Trican Well Service	72,000	967,940

Total (Cost $10,837,125)		10,739,265

Cayman Islands – 1.2%
Endeavour Financial	355,100	600,972

Total (Cost $1,885,460)		600,972

China – 3.4%
†China Forestry Holdings [a]	1,840,000	519,720
†Simcere Pharmaceutical Group ADR [a]	42,000	388,080
†3SBio ADR [a]	59,500	814,555

Total (Cost $1,375,834)		1,722,355

Denmark – 0.9%
H Lundbeck	25,000	455,035

Total (Cost $505,298)		455,035

100 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Egypt – 1.2%
†Egyptian Financial Group-Hermes Holding	130,000	$589,461

Total (Cost $737,682)		589,461

Finland – 0.9%
Nokian Renkaat	18,000	436,736

Total (Cost $478,882)		436,736

France – 2.9%
†Boiron	15,000	639,495
Societe Internationale de Plantations d’Heveas	13,000	853,429

Total (Cost $1,228,388)		1,492,924

Germany – 4.7%
Carl Zeiss Meditec	45,000	802,664
Pfeiffer Vacuum Technology	11,800	989,188
Rational	3,500	592,899

Total (Cost $1,776,347)		2,384,751

Hong Kong – 5.9%
†Asian Citrus Holdings	910,000	743,645
†Citic 1616 Holdings	1,600,000	539,767
†Luk Fook Holdings (International)	385,100	329,909
†Sino Biopharmaceutical	1,852,500	587,842
†Value Partners Group [a]	1,550,000	788,598

Total (Cost $2,355,122)		2,989,761

Mexico – 3.1%
†Fresnillo	18,000	226,918
Industrias Bachoco ADR	58,000	1,331,680

Total (Cost $1,437,525)		1,558,598

Peru – 1.6%
†Hochschild Mining	150,000	817,086

Total (Cost $798,694)		817,086

South Africa – 4.3%
†Aquarius Platinum [a]	100,000	644,120
†Discovery Holdings	120,000	518,828
Lewis Group	60,000	429,283
Northam Platinum	95,000	614,074

Total (Cost $1,522,067)		2,206,305

South Korea – 0.4%
†Bukwang Pharmaceutical	18,000	231,670

Total (Cost $221,265)		231,670

Switzerland – 4.5%
Burckhardt Compression Holding	7,600	1,360,107
Partners Group Holding	7,500	944,619

Total (Cost $1,953,992)		2,304,726

	SHARES	VALUE
United Arab Emirates – 1.6%
Lamprell	275,000	$811,460

Total (Cost $548,599)		811,460

United Kingdom – 2.5%
†Ashmore Group	170,000	739,010
†Aveva Group	34,000	552,616

Total (Cost $941,029)		1,291,626

United States – 16.4%
Fossil [a]	15,000	503,400
Gardner Denver	18,000	765,900
†GrafTech International [a]	49,500	769,725
Intrepid Potash [a]	21,800	635,906
†Jacobs Engineering Group [a]	12,000	451,320
Knight Capital Group Cl. A [a]	60,000	924,000
Lincoln Electric Holdings	13,100	700,326
Sanderson Farms	20,000	843,200
Schnitzer Steel Industries Cl. A	16,000	763,200
Sigma Designs [a]	32,500	347,750
U.S. Global Investors Cl. A	48,000	590,880
Unit Corporation [a]	25,500	1,083,750

Total (Cost $8,406,848)		8,379,357

TOTAL COMMON STOCKS
(Cost $42,755,327)		46,040,678

REPURCHASE AGREEMENT – 9.3%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10,
maturity value $4,756,003 (collateralized
by obligations of various U.S. Government
Agencies, 7.00% due 3/15/10, valued at $4,880,025)
(Cost $4,756,000)		4,756,000

TOTAL INVESTMENTS – 99.7%
(Cost $47,511,327)		50,796,678

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.3%		149,305

NET ASSETS – 100.0%		$50,945,983

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 101

Schedules of Investments

Royce SMid-Cap Value Fund

	SHARES	VALUE
COMMON STOCKS – 87.5%

Consumer Products – 5.5%
Apparel, Shoes and Accessories - 2.1%
†Coach	700	$25,571
Gildan Activewear [a]	5,400	131,652

		157,223

Food/Beverage/Tobacco - 1.8%
†Cal-Maine Foods	2,500	85,200
†Campbell Soup	1,300	43,940

		129,140

Health, Beauty and Nutrition - 1.6%
NBTY [a]	2,700	117,558

Total (Cost $321,844)		403,921

Consumer Services – 1.4%
Retail Stores - 1.4%
Dress Barn (The) [a]	3,100	71,610
Family Dollar Stores	1,200	33,396

Total (Cost $98,235)		105,006

Diversified Investment Companies – 0.6%
Exchange Traded Funds - 0.6%
†UltraShort 20+ Year Treasury ProShares [a]	800	40,000

Total (Cost $37,559)		40,000

Financial Intermediaries – 8.6%
Banking - 0.9%
†US Bancorp	3,100	69,781

Insurance - 6.2%
Alleghany Corporation [a]	289	79,764
Berkley (W.R.)	2,300	56,672
Erie Indemnity Cl. A	3,800	148,276
Leucadia National [a]	2,300	54,717
†PartnerRe	900	67,194
Wesco Financial	140	48,020

		454,643

Real Estate Investment Trusts - 0.8%
†Cousins Properties	7,861	59,979

Other Financial Intermediaries - 0.7%
NASDAQ OMX Group (The) [a]	2,500	49,550

Total (Cost $603,891)		633,953

Financial Services – 7.2%
Information and Processing - 2.8%
†Equifax	3,630	112,131
†Western Union	5,100	96,135

		208,266

Insurance Brokers - 1.2%
Brown & Brown	5,000	89,850

Investment Management - 3.2%
AllianceBernstein Holding L.P.	4,410	123,921
	SHARES	VALUE
Financial Services (continued)
Investment Management (continued)
Federated Investors Cl. B	3,900	$107,250

		231,171

Total (Cost $420,083)		529,287

Health – 6.0%
Commercial Services - 1.3%
†AmerisourceBergen Corporation	3,650	95,155

Health Services - 2.5%
Advisory Board (The) [a]	4,500	137,970
†Amedisys [a]	1,000	48,560

		186,530

Medical Products and Devices - 2.2%
†C.R. Bard	800	62,320
†Pall Corporation	2,000	72,400
Schein (Henry) [a]	500	26,300

		161,020

Total (Cost $398,623)		442,705

Industrial Products – 15.1%
Automotive - 2.5%
†Hertz Global Holdings [a]	12,165	145,007
WABCO Holdings	1,600	41,264

		186,271

Building Systems and Components - 0.9%
Quanex Building Products	1,100	18,667
Simpson Manufacturing	1,800	48,402

		67,069

Industrial Components - 0.9%
PerkinElmer	3,280	67,535

Machinery - 2.3%
Franklin Electric	3,500	101,780
Nordson Corporation	1,100	67,298

		169,078

Metal Fabrication and Distribution - 1.0%
Reliance Steel & Aluminum	900	38,898
Sims Metal Management ADR	1,700	33,150

		72,048

Miscellaneous Manufacturing - 1.0%
Acuity Brands	2,050	73,062

Paper and Packaging - 0.4%
†Greif Cl. A	500	26,990

Pumps, Valves and Bearings - 2.2%
†Flowserve Corporation	400	37,812
Gardner Denver	2,900	123,395

		161,207

Specialty Chemicals and Materials - 3.0%
†Albemarle Corporation	1,800	65,466
Cabot Corporation	2,700	70,821
†Lubrizol Corporation (The)	600	43,770
†Olin Corporation	2,600	45,552

		225,609

102 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Industrial Products (continued)
Other Industrial Products - 0.9%
†Cooper Industries	1,500	$63,960

Total (Cost $989,501)		1,112,829

Industrial Services – 16.6%
Advertising and Publishing - 1.3%
†Omnicom Group	2,500	97,875

Commercial Services - 7.5%
Brink’s Company (The)	2,330	56,712
Cintas Corporation	2,650	69,033
Copart [a]	1,100	40,293
†Gartner [a]	3,400	61,336
†Quanta Services [a]	4,500	93,780
†Ritchie Bros. Auctioneers	2,100	47,103
†Spherion Corporation [a]	13,100	73,622
†Verisk Analytics Cl. A [a]	3,600	109,008

		550,887

Engineering and Construction - 2.4%
EMCOR Group [a]	1,800	48,420
†Fluor Corporation	2,800	126,112

		174,532

Food, Tobacco and Agriculture - 1.0%
†American Italian Pasta Cl. A [a]	2,100	73,059

Industrial Distribution - 0.5%
†Russel Metals	2,350	39,839

Transportation and Logistics - 3.9%
Expeditors International of Washington	3,100	107,663
Forward Air	4,000	100,200
Landstar System	2,100	81,417

		289,280

Total (Cost $1,054,434)		1,225,472

Natural Resources – 2.7%
Energy Services - 2.7%
†ENSCO International ADR	900	35,946
Pason Systems	10,400	115,848
Rowan Companies [a]	2,200	49,808

Total (Cost $222,724)		201,602

Technology – 19.0%
Aerospace and Defense - 3.6%
Alliant Techsystems [a]	1,010	89,153
†Rockwell Collins	1,700	94,112
Teledyne Technologies [a]	2,100	80,556

		263,821

Components and Systems - 2.7%
Diebold	1,200	34,140
Dionex Corporation [a]	1,700	125,579
Thomas & Betts [a]	1,000	35,790

		195,509

Distribution - 1.6%
Anixter International [a]	1,200	56,520
	SHARES	VALUE
Technology (continued)
Distribution (continued)
Arrow Electronics [a]	2,000	$59,220

		115,740

IT Services - 1.3%
SRA International Cl. A [a]	3,200	61,120
Sykes Enterprises [a]	1,400	35,658

		96,778

Semiconductors and Equipment - 3.5%
†International Rectifier [a]	7,900	174,748
†Molex Cl. A	4,500	86,085

		260,833

Software - 5.7%
†ANSYS [a]	2,200	95,612
†Autodesk [a]	2,700	68,607
†Blackboard [a]	1,800	81,702
†CA	2,500	56,150
†MICROS Systems [a]	2,000	62,060
NCR Corporation [a]	5,200	57,876

		422,007

Telecommunications - 0.6%
ADTRAN	1,800	40,590

Total (Cost $1,212,110)		1,395,278

Miscellaneous [d] – 4.8%
Total (Cost $343,676)		355,804

TOTAL COMMON STOCKS
(Cost $5,702,680)		6,445,857

REPURCHASE AGREEMENT – 11.4%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10,
maturity value $840,000 (collateralized
by obligations of various U.S. Government
Agencies, 7.00% due 3/15/10, valued at $864,225)
(Cost $840,000)		840,000

TOTAL INVESTMENTS – 98.9%
(Cost $6,542,680)		7,285,857

CASH AND OTHER ASSETS
LESS LIABILITIES – 1.1%		78,788

NET ASSETS – 100.0%		$7,364,645

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 103

Schedules of Investments

Royce International Smaller-Companies Fund

	SHARES	VALUE
COMMON STOCKS – 88.8%

Australia – 2.0%
ASX	1,000	$31,145
†IOOF Holdings	10,000	54,000
Platinum Asset Management	8,300	40,995
Trust Company	4,800	27,889

Total (Cost $114,343)		154,029

Austria – 1.6%
Mayr-Melnhof Karton	600	61,725
Semperit AG Holding	1,600	61,706

Total (Cost $115,674)		123,431

Belgium – 0.9%
EVS Broadcast Equipment	500	31,870
Sipef	800	39,904

Total (Cost $72,781)		71,774

Bermuda – 1.9%
†Enstar Group [a]	1,500	109,530
Lazard Cl. A	1,100	41,767

Total (Cost $118,752)		151,297

Brazil – 1.2%
†Duratex	7,379	68,074
†Saraiva SA Livreiros Editores	1,300	25,243

Total (Cost $52,028)		93,317

British Virgin Islands – 0.4%
UTI Worldwide	2,500	35,800

Total (Cost $39,571)		35,800

Canada – 12.9%
AGF Management Cl. B	2,400	39,011
Dundee Corporation Cl. A [a]	5,400	62,631
DundeeWealth	3,000	39,585
Ensign Energy Services	3,420	49,051
Gildan Activewear [a]	3,000	73,140
Gluskin Sheff + Associates	2,100	41,263
†GMP Capital	2,500	30,167
†Ivanhoe Mines [a]	2,900	42,369
†Magma Energy [a]	33,000	57,111
Major Drilling Group International	4,000	110,035
Onex Corporation	1,100	24,822
Pan American Silver [a]	2,300	54,763
Pason Systems	1,300	14,481
Red Back Mining [a]	1,100	15,777
Ritchie Bros. Auctioneers	3,500	78,505
†Seabridge Gold [a]	1,300	31,551
†ShawCor Cl. A	2,300	64,546
†Silver Standard Resources [a]	1,500	32,805
Silvercorp Metals	1,600	10,560
Sprott	14,000	60,238
	SHARES	VALUE
Canada (continued)
†Tesco Corporation [a]	3,000	$38,730
TMX Group	375	11,879
Trican Well Service	1,200	16,132
Urbana Corporation [a]	12,400	17,903

Total (Cost $773,527)		1,017,055

Cayman Islands – 1.0%
Endeavour Financial	9,600	16,247
Greenlight Capital Re Cl. A [a]	2,500	58,925

Total (Cost $61,709)		75,172

China – 8.5%
†Ajisen China Holdings	25,000	21,310
†China Forestry Holdings [a]	270,000	76,263
†China High Speed Transmission Equipment Group	11,000	26,626
†Ctrip.com International ADR [a]	700	50,302
†Duoyuan Global Water ADR [a]	1,100	39,369
†E-House China Holdings ADR [a]	2,000	36,240
†Golden Eagle Retail Group	16,000	32,289
Hollysys Automation Technologies [a]	3,900	46,839
Jiangsu Expressway	12,000	10,675
†Jinpan International	300	14,301
†Kingdee International Software Group	142,000	31,577
Origin Agritech [a]	3,000	35,310
†Simcere Pharmaceutical Group ADR [a]	4,800	44,352
†Sinovac Biotech [a]	5,000	31,650
†3SBio ADR [a]	3,500	47,915
†Tianneng Power International	76,000	34,971
†WuXi PharmaTech Cayman ADR [a]	3,200	51,072
†Yingli Green Energy Holding Company ADR [a]	2,500	39,525

Total (Cost $489,265)		670,586

Denmark – 0.3%
Bang & Olufsen Cl. B [a]	1,500	21,652

Total (Cost $18,324)		21,652

Egypt – 0.7%
†Egyptian Financial Group-Hermes Holding	12,000	54,412

Total (Cost $60,798)		54,412

Finland – 2.2%
†Marimekko	3,600	53,081
†Nokian Renkaat	1,600	38,821
Vacon	1,000	38,254
Vaisala Cl. A	1,250	44,958

Total (Cost $174,099)		175,114

France – 3.2%
Alten [a]	600	16,655
Boiron	1,000	42,633
Bollore	225	36,926

104 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
France (continued)
Fimalac	250	$13,907
Manutan International	300	17,196
Societe BIC	900	62,291
Societe Internationale de Plantations d’Heveas	300	19,695
Vetoquinol	575	18,301
Virbac	260	27,081

Total (Cost $244,566)		254,685

Germany – 3.6%
†Carl Zeiss Meditec	3,500	62,429
ElringKlinger	600	14,012
†Fielmann	700	51,537
Fuchs Petrolub	200	17,399
Pfeiffer Vacuum Technology	400	33,532
Rational	300	50,820
†STRATEC Biomedical Systems	1,000	38,120
Takkt	1,200	12,311

Total (Cost $241,177)		280,160

Greece – 0.7%
Hellenic Exchanges	5,300	54,930

Total (Cost $60,128)		54,930

Hong Kong – 6.3%
Asian Citrus Holdings	45,000	36,958
China Everbright International	36,000	18,431
†China Green (Holdings)	39,000	36,915
†Citic 1616 Holdings	233,000	78,604
†Digital China Holdings	38,000	50,457
First Shanghai Investments [a]	64,000	10,132
†Huabao International Holdings	21,000	22,671
†Luk Fook Holdings (International)	32,000	27,414
†Minth Group	28,000	41,262
Orient Overseas International	3,100	14,429
†Pico Far East Holdings	144,000	29,705
Sa Sa International Holdings	24,000	15,892
†Sino Biopharmaceutical	72,000	22,847
Sinolink Worldwide Holdings	72,000	13,812
Value Partners Group [a]	150,000	76,316

Total (Cost $415,469)		495,845

Italy – 1.2%
†Recordati	7,000	52,088
Tod’s	550	40,747

Total (Cost $79,422)		92,835

Japan – 6.0%
Create S D	700	13,328
Daiseki Company	400	8,054
DISCO Corporation	200	12,449
en-japan	14	16,353
Glory	400	8,846
Ito En	600	8,998
	SHARES	VALUE
Japan (continued)
Japan Logistics Fund	3	$21,992
kabu.com Securities	15	14,460
Kintetsu World Express	400	10,373
MISUMI Group	600	10,218
mixi [a]	2	15,645
Mizuho Securities	5,700	17,061
Mochida Pharmaceutical	2,300	20,531
NAMCO BANDAI Holdings	800	7,612
Nifco	400	7,950
Nihon Parkerizing	1,500	17,770
Nomura Research Institute	700	13,711
Osaka Securities Exchange	8	37,933
Otsuka Corporation	200	9,915
Park24	1,200	12,697
Ryohin Keikaku	200	7,265
†Shimano	1,000	40,024
So-net M3	2	6,027
SPARX Group [a]	180	21,162
Sundrug	600	13,249
Sysmex Corporation	400	20,878
†THK Company	1,500	26,496
Toho Titanium	600	9,015
Tokai Carbon	2,000	9,922
Toyo Tanso	200	9,636
Unicharm PetCare	400	12,233
Yusen Air & Sea Service	600	8,261

Total (Cost $479,808)		470,064

Jersey – 0.6%
Randgold Resources ADR	600	47,472

Total (Cost $26,176)		47,472

Luxembourg – 1.1%
Millicom International Cellular	700	51,639
†Reinet Investments [a]	2,300	36,255

Total (Cost $65,401)		87,894

Mexico – 4.8%
Bolsa Mexicana de Valores [a]	29,300	34,402
Desarrolladora Homex ADR [a]	1,200	40,344
†Fresnillo	5,000	63,033
Grupo Aeroportuario del Centro Norte ADR	6,000	79,860
Grupo Aeroportuario del Pacifico ADR	2,500	78,150
Industrias Bachoco ADR	3,600	82,656

Total (Cost $274,982)		378,445

Netherlands – 0.6%
Hunter Douglas	1,000	48,788

Total (Cost $36,889)		48,788

Norway – 0.6%
Ekornes	1,000	20,718

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 105

Schedules of Investments

Royce International Smaller-Companies Fund (continued)

	SHARES	VALUE
Norway (continued)
Tandberg	915	$26,065

Total (Cost $29,955)		46,783

Peru – 0.7%
Hochschild Mining	10,000	54,472

Total (Cost $57,748)		54,472

Singapore – 2.3%
†ARA Asset Management	40,000	24,658
†Biosensors International Group [a]	70,000	39,341
Kim Eng Holdings	21,300	30,467
†Raffles Education	60,000	17,128
Singapore Exchange	8,000	47,158
UOB-Kay Hian Holdings	20,000	21,413

Total (Cost $155,481)		180,165

South Africa – 2.4%
Astral Foods	1,400	19,364
†Bell Equipment [a]	20,000	25,913
Brait	13,000	37,042
Lewis Group	6,200	44,359
†Net 1 UEPS Technologies [a]	900	17,478
Northam Platinum	7,000	45,247

Total (Cost $153,677)		189,403

South Korea – 3.1%
†Amorepacific Corporation	30	24,051
†Binggrae Company [a]	450	19,904
†Green Cross [a]	350	37,944
GS Holdings	400	11,567
†GS Home Shopping	300	22,005
†MegaStudy Company [a]	150	30,735
Mirae Asset Securities	530	29,448
Samsung Securities	550	29,671
†Woongjin Coway [a]	1,200	39,564

Total (Cost $233,160)		244,889

Sweden – 0.1%
Lundin Petroleum [a]	1,400	11,016

Total (Cost $15,814)		11,016

Switzerland – 7.0%
Bank Sarasin & Cie Cl. B	1,500	56,689
†Banque Privee Edmond de Rothschild	3	74,856
†Burckhardt Compression Holding	400	71,585
†Geberit	300	53,141
†Julius Baer Group	2,000	69,851
†Lindt & Spruengli	2	49,148
Partners Group Holding	700	88,165
Vontobel Holding	1,200	34,274
	SHARES	VALUE
Switzerland (continued)
VZ Holding	700	$53,275

Total (Cost $516,977)		550,984

Taiwan – 0.9%
†Chroma ATE	20,000	45,052
†St. Shine Optical	5,000	29,736

Total (Cost $57,240)		74,788

United Arab Emirates – 1.3%
†Lamprell	27,000	79,671
SHUAA Capital [a]	55,000	22,044

Total (Cost $75,302)		101,715

United Kingdom – 5.6%
Ashmore Group	9,500	41,298
Begbies Traynor	6,400	11,005
Burberry Group	4,000	38,350
Diploma	4,700	13,418
†Domino Printing Sciences	10,000	53,095
†Gartmore Group [a]	6,500	22,520
†Hikma Pharmaceuticals	3,200	26,199
Investec	4,300	29,477
Michael Page International	10,000	60,631
Schroders	1,500	32,018
Spirax-Sarco Engineering	2,700	53,754
Victrex	4,500	58,212

Total (Cost $340,981)		439,977

United States – 3.1%
†Artio Global Investors Cl. A [a]	2,100	53,529
†Globe Specialty Metals [a]	4,000	37,600
Invesco	1,100	25,839
†WaterFurnace Renewable Energy	2,000	49,644
†Western Union	4,000	75,400

Total (Cost $211,627)		242,012

TOTAL COMMON STOCKS
(Cost $5,862,851)		6,990,961

REPURCHASE AGREEMENT – 11.1%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10,
maturity value $869,000 (collateralized
by obligations of various U.S. Government
Agencies, 7.00% due 3/15/10, valued at $895,275)
(Cost $869,000)		869,000

106 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

Royce Focus Value Fund

VALUE
TOTAL INVESTMENTS – 99.9%
(Cost $6,731,851)	$7,859,961

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.1%	11,247

NET ASSETS – 100.0%	$7,871,208

	SHARES	VALUE
COMMON STOCKS – 83.9%

Consumer Products – 7.1%
Apparel, Shoes and Accessories - 1.1%
†Coach	1,500	$54,795

Food/Beverage/Tobacco - 6.0%
†Cal-Maine Foods	5,000	170,400
†Industrias Bachoco ADR	5,000	114,800

		285,200

Total (Cost $240,074)		339,995

Consumer Services – 1.8%
Retail Stores - 1.8%
†Buckle (The)	3,000	87,840

Total (Cost $83,438)		87,840

Diversified Investment Companies – 2.1%
Exchange Traded Funds - 2.1%
†UltraShort 20+ Year Treasury ProShares [a]	2,000	100,000

Total (Cost $95,210)		100,000

Financial Intermediaries – 7.3%
Insurance - 4.1%
†Berkshire Hathaway Cl. B [a]	60	197,160

Securities Brokers - 3.2%
†Knight Capital Group Cl. A [a]	10,000	154,000

Total (Cost $323,267)		351,160

Financial Services – 8.0%
Investment Management - 6.5%
†Federated Investors Cl. B	3,000	82,500
†Franklin Resources	1,000	105,350
†Partners Group Holding	700	88,164
†U.S. Global Investors Cl. A	3,000	36,930

		312,944

Other Financial Services - 1.5%
†Kennedy-Wilson Holdings [a]	8,000	71,600

Total (Cost $280,229)		384,544

Industrial Products – 19.1%
Building Systems and Components - 1.0%
†WaterFurnace Renewable Energy	2,000	49,644

Industrial Components - 2.0%
†GrafTech International [a]	6,000	93,300

Metal Fabrication and Distribution - 10.3%
†Horsehead Holding Corporation [a]	5,000	63,750
†Nucor Corporation	3,000	139,950
†Reliance Steel & Aluminum	3,000	129,660
†Schnitzer Steel Industries Cl. A	2,500	119,250
†Sims Metal Management ADR	2,000	39,000

		491,610

Miscellaneous Manufacturing - 1.4%
†Rational	400	67,760

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 107

Schedules of Investments

Royce Focus Value Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Pumps, Valves and Bearings - 1.3%
†Gardner Denver	1,500	$63,825

Specialty Chemicals and Materials - 3.1%
†Mosaic Company (The)	2,500	149,325

Total (Cost $651,117)		915,464

Industrial Services – 9.2%
Commercial Services - 0.8%
†Copart [a]	1,000	36,630

Engineering and Construction - 3.1%
†Jacobs Engineering Group [a]	4,000	150,440

Food, Tobacco and Agriculture - 1.4%
†Terra Industries	2,000	64,380

Transportation and Logistics - 3.9%
†Patriot Transportation Holding [a]	2,000	188,920

Total (Cost $411,666)		440,370

Natural Resources – 25.7%
Energy Services - 8.3%
†Major Drilling Group International	5,000	137,543
†Pason Systems	5,500	61,266
†Schlumberger	800	52,072
†Tesco Corporation [a]	4,000	51,640
†Unit Corporation [a]	2,300	97,750

		400,271

Oil and Gas - 2.1%
†Exxon Mobil	1,500	102,285

Precious Metals and Mining - 12.4%
†Fresnillo	3,000	37,820
†Gammon Gold [a]	12,000	132,120
†Ivanhoe Mines [a]	7,000	102,270
†Pan American Silver [a]	2,400	57,144
†Seabridge Gold [a]	5,000	121,350
†Silver Standard Resources [a]	6,500	142,155

		592,859

Real Estate - 0.7%
†PICO Holdings [a]	1,000	32,730

Other Natural Resources - 2.2%
†Magma Energy [a]	60,200	104,185

Total (Cost $861,552)		1,232,330

Technology – 3.6%
Software - 1.5%
†Microsoft Corporation	2,300	70,127

Telecommunications - 2.1%
†ADTRAN	2,000	45,100
†Corning	3,000	57,930

		103,030

Total (Cost $111,634)		173,157

TOTAL COMMON STOCKS
(Cost $3,058,187)		4,024,860

VALUE
REPURCHASE AGREEMENT – 16.0%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10,
maturity value $767,000 (collateralized
by obligations of various U.S. Government
Agencies, 1.625% due 11/21/12, valued at $791,025)
(Cost $767,000)	$767,000

TOTAL INVESTMENTS – 99.9%
(Cost $3,825,187)	4,791,860

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.1%	3,748

NET ASSETS – 100.0%	$4,795,608

108 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

Royce Partners Fund

	SHARES	VALUE
COMMON STOCKS – 67.2%

Consumer Products – 1.3%
Home Furnishing and Appliances - 1.3%
†Hunter Douglas	400	$19,515

Total (Cost $10,494)		19,515

Consumer Services – 1.2%
Restaurants and Lodgings - 1.2%
†Starbucks Corporation [a]	800	18,448

Total (Cost $11,184)		18,448

Diversified Investment Companies – 4.0%
Exchange Traded Funds - 4.0%
†UltraShort 20+ Year Treasury ProShares [a]	1,200	60,000

Total (Cost $58,695)		60,000

Financial Intermediaries – 14.8%
Banking - 6.1%
†Bank of New York Mellon (The)	1,000	27,970
†Bank Sarasin & Cie Cl. B	514	19,426
†Northern Trust	500	26,200
†State Street	400	17,416

		91,012

Insurance - 5.5%
†Alleghany Corporation [a]	80	22,080
†Erie Indemnity Cl. A	500	19,510
†Marsh & McLennan	1,100	24,288
†White Mountains Insurance Group	50	16,633

		82,511

Real Estate Investment Trusts - 1.4%
†Cousins Properties	2,814	21,471

Securities Brokers - 1.8%
†Egyptian Financial Group-Hermes Holding	1,000	4,534
†FBR Capital Markets [a]	1,200	7,416
†Lazard Cl. A	400	15,188

		27,138

Total (Cost $195,669)		222,132

Financial Services – 16.2%
Information and Processing - 5.7%
†MasterCard Cl. A	100	25,598
†Morningstar [a]	600	29,004
†Western Union	1,600	30,160

		84,762

Investment Management - 10.5%
†Artio Global Investors Cl. A [a]	600	15,294
†Ashmore Group	4,500	19,562
†Cohen & Steers	1,200	27,408
†Invesco	1,100	25,839
†Partners Group Holding	100	12,595
†T. Rowe Price Group	300	15,975
†VZ Holding	300	22,832
	SHARES	VALUE
Financial Services (continued)
Investment Management (continued)
†Westwood Holdings Group	500	$18,170

		157,675

Total (Cost $188,682)		242,437

Industrial Products – 6.2%
Industrial Components - 2.5%
†Amphenol Corporation Cl. A	300	13,854
†GrafTech International [a]	1,500	23,325

		37,179

Machinery - 1.1%
†Spirax-Sarco Engineering	800	15,927

Metal Fabrication and Distribution - 1.5%
†Nucor Corporation	500	23,325

Pumps, Valves and Bearings - 1.1%
†Graco	600	17,142

Total (Cost $70,716)		93,573

Industrial Services – 14.6%
Advertising and Publishing - 1.0%
†Omnicom Group	400	15,660

Commercial Services - 5.5%
†Brink’s Company (The)	800	19,472
†Copart [a]	300	10,989
†Manpower	200	10,916
†Ritchie Bros. Auctioneers	1,000	22,430
†Sotheby’s	800	17,984

		81,791

Engineering and Construction - 1.8%
†Fluor Corporation	600	27,024

Food, Tobacco and Agriculture - 1.4%
†Potash Corporation of Saskatchewan	200	21,700

Transportation and Logistics - 4.9%
†C. H. Robinson Worldwide	300	17,619
†Expeditors International of Washington	500	17,365
†Landstar System	500	19,385
†Patriot Transportation Holding [a]	200	18,892

		73,261

Total (Cost $197,887)		219,436

Natural Resources – 6.8%
Energy Services - 3.1%
†CARBO Ceramics	400	27,268
†Schlumberger	300	19,527

		46,795

Oil and Gas - 1.1%
†Transocean [a]	200	16,560

Precious Metals and Mining - 1.6%
†Randgold Resources ADR	300	23,736

Other Natural Resources - 1.0%
†Magma Energy [a]	9,000	15,576

Total (Cost $70,362)		102,667

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 109

Schedules of Investments	December 31, 2009

Royce Partners Fund (continued)

	SHARES	VALUE
Technology – 2.1%
Software - 1.0%
†Microsoft Corporation	500	$15,245

Telecommunications - 1.1%
†Corning	800	15,448

Total (Cost $23,403)		30,693

TOTAL COMMON STOCKS
(Cost $827,092)		1,008,901

REPURCHASE AGREEMENT – 34.0%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10,
maturity value $511,000 (collateralized
by obligations of various U.S. Government
Agencies, 7.125% due 6/15/10, valued at $527,238)
(Cost $511,000)		511,000

TOTAL INVESTMENTS – 101.2%
(Cost $1,338,092)		1,519,901

LIABILITIES LESS CASH AND OTHER ASSETS – (1.2)%		(18,561)

NET ASSETS – 100.0%		$1,501,340

†	New additions in 2009.
[a]	Non-income producing.
[b]	All or a portion of these securities were on loan at December 31, 2009.
[c]
At December 31, 2009, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See notes to financial statements.

[d]	Includes securities first acquired in 2009 and less than 1% of net assets.
[e]
Securities for which market quotations are not readily available represent 0.0%, 0.0% and 0.0% of net assets for Royce Heritage Fund, Royce Special Equity Fund and Royce Value Plus Fund, respectively. These securities have been valued at their fair value under procedures established by the Fund’s Board of Trustees.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2009 market value.

110 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Assets and Liabilities	December 31, 2009

	Royce	Royce	Royce	Royce
	Pennsylvania	Micro-Cap	Premier	Low-Priced
	Mutual Fund	Fund	Fund	Stock Fund
ASSETS:
Investments at value
(including collateral on loaned securities)*
Non-Affiliated Companies	$4,699,287,471	$937,361,185	$3,130,449,075	$3,067,989,197
Affiliated Companies	111,182,359	45,623,188	1,546,074,330	290,031,706
Repurchase agreements (at cost and value)	216,867,000	130,790,000	668,302,000	236,888,000
Cash and foreign currency	15,068	135,015	828	802
Receivable for investments sold	18,615,876	874,623	446,386	947,113
Receivable for capital shares sold	7,857,634	4,109,108	11,511,680	10,759,556
Receivable for dividends and interest	3,570,655	974,115	2,575,052	1,967,897
Prepaid expenses and other assets	1,119,115	15,029	81,588	57,902

Total Assets	5,058,515,178	1,119,882,263	5,359,440,939	3,608,642,173

LIABILITIES:
Payable for collateral on loaned securities	104,626,220	36,458,587	160,537,960	149,387,346
Payable for investments purchased	9,424,774	1,593,017	1,795,399	3,632,791
Payable for capital shares redeemed	5,351,578	1,124,762	5,030,560	11,490,749
Payable for investment advisory fees	3,074,879	1,159,506	4,136,700	3,224,532
Accrued expenses	1,623,268	462,799	913,719	1,050,205

Total Liabilities	124,100,719	40,798,671	172,414,338	168,785,623

Net Assets	$4,934,414,459	$1,079,083,592	$5,187,026,601	$3,439,856,550

ANALYSIS OF NET ASSETS:
Paid-in capital	$4,764,986,400	$1,060,425,584	$4,166,278,329	$3,045,683,912
Undistributed net investment income (loss)	7,338,192	(9,466,086)	(5,508,335)	(27,279,876)
Accumulated net realized gain (loss) on investments and
foreign currency	(306,283,165)	(80,365,343)	(1,297,794)	(141,812,080)
Net unrealized appreciation (depreciation) on investments and
foreign currency	468,373,032	108,489,437	1,027,554,401	563,264,594

Net Assets	$4,934,414,459	$1,079,083,592	$5,187,026,601	$3,439,856,550

Investment Class	$3,555,507,123	$844,859,304	$3,911,501,485	$94,965,454
Service Class	609,444,638	84,770,400	377,079,222	2,669,235,401
Consultant Class	757,734,345	149,453,888	58,240,612
Institutional Class			516,900,107	673,845,656
W Class			319,120,363
R Class	9,808,051		2,633,944	1,134,122
K Class	1,920,302		1,550,868	675,917

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	376,433,348	61,613,798	239,895,157	6,745,575
Service Class	64,742,350	6,228,827	23,387,603	189,950,413
Consultant Class	87,647,717	12,002,421	3,821,705
Institutional Class			31,521,706	47,840,260
W Class			19,540,902
R Class	1,057,068		163,930	81,282
K Class	223,615		181,750	74,325

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class(1)	$9.45	$13.71	$16.31	$14.08
Service Class(1)	9.41	13.61	16.12	14.05
Consultant Class(1)	8.65	12.45	15.24
Institutional Class(2)			16.40	14.09
W Class(2)			16.33
R Class(1)	9.28		16.07	13.95
K Class(1)	8.59		8.53	9.09

* Investments at identified cost	$4,342,103,972	$874,430,624	$3,648,985,882	$2,794,762,054
Market value of loaned securities	101,155,158	35,086,618	155,066,695	144,471,904

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 111

Statements of Assets and Liabilities

	Royce	Royce	Royce	Royce
	Total Return	Heritage	Opportunity	Special Equity
	Fund	Fund	Fund	Fund
ASSETS:
Investments at value
(including collateral on loaned securities)*
Non-Affiliated Companies	$3,856,974,876	$199,970,979	$1,558,441,524	$799,722,793
Affiliated Companies	28,721,510	–	94,497,547	196,316,598
Repurchase agreements (at cost and value)	134,613,000	7,800,000	79,114,000	218,352,000
Cash and foreign currency	965	6,096	761	485
Receivable for investments sold	9,769,459	1,570,990	4,635,670	–
Receivable for capital shares sold	6,400,914	744,364	2,384,574	8,487,522
Receivable for dividends and interest	7,479,027	161,255	632,150	717,049
Prepaid expenses and other assets	72,413	2,528	26,196	15,145

Total Assets	4,044,032,164	210,256,212	1,739,732,422	1,223,611,592

LIABILITIES:
Payable for collateral on loaned securities	6,822,736	7,086,674	87,748,466	1,748,662
Payable for investments purchased	3,640,045	1,407,088	2,911,357	4,080,069
Payable for capital shares redeemed	8,040,028	158,728	2,307,757	396,713
Payable for investment advisory fees	3,292,313	165,151	1,358,246	985,416
Accrued expenses	1,002,515	92,598	301,450	219,010

Total Liabilities	22,797,637	8,910,239	94,627,276	7,429,870

Net Assets	$4,021,234,527	$201,345,973	$1,645,105,146	$1,216,181,722

ANALYSIS OF NET ASSETS:
Paid-in capital	$3,745,124,453	$185,239,797	$2,017,701,001	$1,008,871,326
Undistributed net investment income (loss)	53,726,349	198,755	(696,863)	146,224
Accumulated net realized gain (loss) on investments and
foreign currency	(288,207,637)	(17,867,149)	(278,899,799)	(8,756,093)
Net unrealized appreciation (depreciation) on investments and
foreign currency	510,591,362	33,774,570	(92,999,193)	215,920,265

Net Assets	$4,021,234,527	$201,345,973	$1,645,105,146	$1,216,181,722

Investment Class	$3,077,098,681	$10,051,878	$836,267,694	$842,677,752
Service Class	215,938,811	182,689,832	298,410,543	72,360,287
Consultant Class	366,367,288	7,485,384	7,500,565	20,890,469
Institutional Class	264,040,907		502,300,029	280,253,214
W Class	48,058,347
R Class	6,449,570	831,734	340,677
K Class	43,280,923	287,145	285,638

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	284,568,442	829,234	92,659,109	48,156,301
Service Class	19,978,967	15,135,332	33,811,765	4,139,915
Consultant Class	33,626,128	738,086	865,967	1,226,537
Institutional Class	24,446,196		55,365,412	16,071,643
W Class	4,437,886
R Class	592,825	88,228	38,449
K Class	5,110,245	30,341	34,676

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class(1)	$10.81	$12.12	$9.03	$17.50
Service Class(1)	10.81	12.07	8.83	17.48
Consultant Class(1)	10.90	10.14	8.66	17.03
Institutional Class(2)	10.80		9.07	17.44
W Class(2)	10.83
R Class(1)	10.88	9.43	8.86
K Class(1)	8.47	9.46	8.24

* Investments at identified cost	$3,375,107,560	$166,198,866	$1,745,938,264	$780,119,125
Market value of loaned securities	6,572,605	6,861,246	83,186,539	1,688,093

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

112 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	Royce	Royce	Royce	Royce
	Value	Value Plus	100	Discovery
	Fund	Fund	Fund	Fund
ASSETS:
Investments at value
(including collateral on loaned securities)*
Non-Affiliated Companies	$1,349,027,422	$2,753,717,379	$203,855,512	$2,798,003
Affiliated Companies	–	345,398,113	–	–
Repurchase agreements (at cost and value)	106,237,000	161,435,000	28,018,000	133,000
Cash and foreign currency	93	4,850,372	483	397
Receivable for investments sold	1,584,507	921,906	–	–
Receivable for capital shares sold	3,619,502	5,161,722	1,967,122	2,146
Receivable for dividends and interest	665,484	1,066,967	154,474	291
Prepaid expenses and other assets	21,727	50,355	2,156	53

Total Assets	1,461,155,735	3,272,601,814	233,997,747	2,933,890

LIABILITIES:
Payable for collateral on loaned securities	6,143,733	87,361,318	–	–
Payable for investments purchased	153,557	4,951,519	182,895	–
Payable for capital shares redeemed	1,436,631	18,838,219	273,400	7,491
Payable for investment advisory fees	1,209,207	2,588,257	188,051	–
Accrued expenses	482,876	1,046,222	99,826	16,375

Total Liabilities	9,426,004	114,785,535	744,172	23,866

Net Assets	$1,451,729,731	$3,157,816,279	$233,253,575	$2,910,024

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,497,375,356	$3,608,329,511	$204,527,332	$3,764,577
Undistributed net investment income (loss)	(1,856,432)	(5,416,604)	126,504	–
Accumulated net realized gain (loss) on investments and
foreign currency	(160,362,399)	(427,830,403)	(1,012,576)	(585,320)
Net unrealized appreciation (depreciation) on investments and
foreign currency	116,573,206	(17,266,225)	29,612,315	(269,233)

Net Assets	$1,451,729,731	$3,157,816,279	$233,253,575	$2,910,024

Investment Class	$67,249,329	$261,905,748	$35,165,236
Service Class	1,178,806,035	2,505,016,741	197,607,155	$2,910,024
Consultant Class	27,625,156	31,154,246
Institutional Class	167,214,795	357,733,650
R Class	6,113,715	642,373	295,905
K Class	4,720,701	1,363,521	185,279

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	6,616,544	23,151,151	4,428,915
Service Class	116,394,319	222,948,419	24,980,650	663,929
Consultant Class	2,807,998	2,850,777
Institutional Class	16,447,544	31,632,445
R Class	608,039	57,704	31,069
K Class	558,282	165,920	19,360

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class(1)	$10.16	$11.31	$7.94
Service Class(1)	10.13	11.24	7.91	$4.38
Consultant Class(1)	9.84	10.93
Institutional Class(2)	10.17	11.31
R Class(1)	10.05	11.13	9.52
K Class(1)	8.46	8.22	9.57

* Investments at identified cost	$1,232,456,007	$3,116,387,007	$174,243,909	$3,067,236
Market value of loaned securities	5,932,136	83,256,683

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 113

Statements of Assets and Liabilities

	Royce	Royce	Royce	Royce
	Financial	Dividend	European Smaller-	Global
	Services Fund	Value Fund	Companies Fund	Value Fund
ASSETS:
Investments at value*
Non-Affiliated Companies	$12,842,766	$28,233,938	$6,146,322	$46,040,678
Repurchase agreements (at cost and value)	693,000	1,094,000	719,000	4,756,000
Cash and foreign currency	167	138,687	2,282	7,816
Receivable for investments sold	–	147,562	–	–
Receivable for capital shares sold	147,785	1,044,109	31,550	182,840
Receivable for dividends and interest	21,264	62,193	11,066	85,064
Prepaid expenses and other assets	238	228	92	747

Total Assets	13,705,220	30,720,717	6,910,312	51,073,145

LIABILITIES:
Payable for investments purchased	21,569	1,334,470	–	43,984
Payable for capital shares redeemed	131,228	18,243	3,045	–
Payable for investment advisory fees	4,956	20,164	661	48,158
Accrued expenses	22,105	33,152	20,051	35,020

Total Liabilities	179,858	1,406,029	23,757	127,162

Net Assets	$13,525,362	$29,314,688	$6,886,555	$50,945,983

ANALYSIS OF NET ASSETS:
Paid-in capital	$14,800,741	$27,388,287	$9,637,039	$60,050,192
Undistributed net investment income (loss)	42,189	62,175	(21,117)	(160,982)
Accumulated net realized gain (loss) on investments and
foreign currency	(1,708,324)	(570,559)	(2,883,258)	(12,229,231)
Net unrealized appreciation (depreciation) on investments and
foreign currency	390,756	2,434,785	153,891	3,286,004

Net Assets	$13,525,362	$29,314,688	$6,886,555	$50,945,983

Investment Class		$13,208,065
Service Class	$13,525,362	16,106,623	$6,886,555	$50,945,983

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class		2,488,985
Service Class	2,427,024	3,022,256	854,769	4,719,459

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class(1)		$5.31
Service Class(1)	$5.57	5.33	$8.06 (2)	$10.79 (2)

* Investments at identified cost	$12,452,380	$25,822,881	$5,992,473	$42,755,327

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	For Royce European Smaller-Companies Fund and Royce Global Value Fund, shares redeemed within 180 days of purchase are subject to a 2% redemption fee, payable to the Fund.

114 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	Royce	Royce		Royce	Royce
	SMid-Cap	International Smaller-		Focus Value	Partners
	Value Fund	Companies Fund		Fund	Fund
ASSETS:
Investments at value*
Non-Affiliated Companies	$6,445,857	$6,990,961		$4,024,860	$1,008,901
Repurchase agreements (at cost and value)	840,000	869,000		767,000	511,000
Cash and foreign currency	31	62,242		633	28
Receivable for investments sold	70,532	–		–	–
Receivable for capital shares sold	76,010	142,752		18,500	2,500
Receivable for dividends and interest	6,349	6,166		5,409	941
Prepaid expenses and other assets	185	80		44	15

Total Assets	7,438,964	8,071,201		4,816,446	1,523,385

LIABILITIES:
Payable for investments purchased	38,436	173,940		–	6,560
Payable for capital shares redeemed	15,340	5,000		5,008	–
Payable for investment advisory fees	3,304	–		–	–
Accrued expenses	17,239	21,053		15,830	15,485

Total Liabilities	74,319	199,993		20,838	22,045

Net Assets	$7,364,645	$7,871,208		$4,795,608	$1,501,340

ANALYSIS OF NET ASSETS:
Paid-in capital	$13,518,493	$6,717,277		$3,839,109	$1,318,381
Undistributed net investment income (loss)	5,578	(16,596)		(11,624)	–
Accumulated net realized gain (loss) on investments and
foreign currency	(6,902,619)	42,615		1,437	1,210
Net unrealized appreciation (depreciation) on investments and
foreign currency	743,193	1,127,912		966,686	181,749

Net Assets	$7,364,645	$7,871,208		$4,795,608	$1,501,340

Service Class	$7,364,645	$7,871,208		$4,795,608	$1,501,340

SHARES OUTSTANDING (unlimited number of $.001 par value):
Service Class	811,064	750,544		323,589	129,829

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Service Class(1)	$9.08	$10.49	(2)	$14.82	$11.56

* Investments at identified cost	$5,702,680	$5,862,851		$3,058,187	$827,092

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	For Royce International Smaller-Companies Fund, shares redeemed within 180 days of purchase are subject to a 2% redemption fee, payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 115

Statements of Changes in Net Assets

	Royce Pennsylvania
	Mutual Fund		Royce Micro-Cap Fund		Royce Premier Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08
INVESTMENT OPERATIONS:
Net investment income (loss)	$4,498,562	$11,889,650	$(4,268,637)	$5,887,338	$(6,011,148)	$6,714,730
Net realized gain (loss) on investments and
foreign currency	(131,643,031)	(174,367,554)	(31,441,694)	(25,296,173)	5,687,774	(9,496,142)
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	1,353,645,992	(1,461,212,117)	382,990,029	(407,275,570)	1,193,921,561	(1,477,972,261)

Net increase (decrease) in net assets from
investment operations	1,226,501,523	(1,623,690,021)	347,279,698	(426,684,405)	1,193,598,187	(1,480,753,673)

DISTRIBUTIONS:
Net investment income
Investment Class	(2,801,892)	(2,910,826)	(11,157,943)	–	–	–
Service Class	–	–	(1,071,605)	–	–	–
Consultant Class	–	–	(1,114,364)	–	–	–
Institutional Class					–	–
W Class					–	–
R Class	–	–			–	–
K Class	–	–			–	–
Net realized gain on investments and
foreign currency
Investment Class	–	(32,769,764)	–	(16,136,129)	–	(41,688,986)
Service Class	–	(1,180,327)	–	(984,301)	–	(3,271,933)
Consultant Class	–	(9,945,072)	–	(3,946,809)	–	(493,813)
Institutional Class					–	(5,473,666)
W Class					–	(3,711,980)
R Class	–	(83,681)			–	(6,661)
K Class	–	(2,441)			–	(1,018)

Total distributions	(2,801,892)	(46,892,111)	(13,343,912)	(21,067,239)	–	(54,648,057)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	379,027,780	381,055,621	130,266,475	110,775,913	381,703,030	97,436,393
Service Class	352,809,846	89,761,830	31,846,914	17,935,958	85,584,636	51,231,360
Consultant Class	(76,272,328)	(135,763,968)	(3,447,974)	(18,324,406)	18,288,074	(8,748,050)
Institutional Class					40,687,524	53,920,359
W Class					3,196,459	17,768,275
R Class	2,069,250	7,327,956			1,890,383	464,210
K Class	752,676	678,840			1,256,498	53,217
Shareholder redemption fees
Investment Class	335,132	362,150	84,891	107,082	249,500	337,593
Service Class	824,379	10,320	29,982	17,510	48,054	93,476
Consultant Class	30,245	59,471	7,092	13,014	1,784	2,306
R Class	13	–			6	–
K Class	824	–			–	–

Net increase (decrease) in net assets from
capital share transactions	659,577,817	343,492,220	158,787,380	110,525,071	532,905,948	212,559,139

NET INCREASE (DECREASE) IN NET ASSETS	1,883,277,448	(1,327,089,912)	492,723,166	(337,226,573)	1,726,504,135	(1,322,842,591)
NET ASSETS:
Beginning of year	3,051,137,011	4,378,226,923	586,360,426	923,586,999	3,460,522,466	4,783,365,057

End of year	$4,934,414,459	$3,051,137,011	$1,079,083,592	$586,360,426	$5,187,026,601	$3,460,522,466

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF YEAR	$7,338,192	$2,818,426	$(9,466,086)	$(217,066)	$(5,508,335)	$(1,390,524)
116 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Low-Priced Stock Fund		Royce Total Return Fund		Royce Heritage Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08
INVESTMENT OPERATIONS:
Net investment income (loss)	$(9,080,283)	$(787,962)	$57,021,457	$75,309,212	$(69,909)	$105,812
Net realized gain (loss) on investments and
foreign currency	(87,267,633)	(35,335,315)	(189,731,841)	(85,073,024)	(2,351,245)	(15,159,845)
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	1,332,573,466	(1,442,070,890)	963,763,879	(1,707,650,904)	59,309,275	(30,870,366)

Net increase (decrease) in net assets from
investment operations	1,236,225,550	(1,478,194,167)	831,053,495	(1,717,414,716)	56,888,121	(45,924,399)

DISTRIBUTIONS:
Net investment income
Investment Class	(298,274)	–	(39,146,850)	(71,303,589)	–	–
Service Class	(3,209,684)	–	(1,981,005)	(3,639,268)	–	–
Consultant Class			(1,660,454)	(2,264,372)	–	–
Institutional Class	(2,037,644)	–	(3,685,232)	(5,063,006)
W Class			(857,210)	(3,116,039)
R Class	(31)	–	(24,161)	(28,532)	–	–
K Class	(2,710)	–	(462,195)	(224,243)	–	–
Net realized gain on investments and
foreign currency
Investment Class	–	(1,857,489)	–	(1,225,833)	–	(150,338)
Service Class	–	(53,470,563)	–	(79,203)	–	(2,324,338)
Consultant Class			–	(167,946)	–	(165,603)
Institutional Class	–	(15,527,427)	–	(84,400)
W Class			–	(31,754)
R Class	–	(2,930)	–	(1,343)	–	(2,463)
K Class	–	(1,307)	–	(7,849)	–	(2,464)

Total distributions	(5,548,343)	(70,859,716)	(47,817,107)	(87,237,377)	–	(2,645,206)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(5,050,009)	68,103,790	(91,509,188)	(260,867,768)	1,444,488	(282,167)
Service Class	(103,397,366)	(289,934,048)	15,019,931	(20,757,447)	52,835,057	17,369,900
Consultant Class			(59,717,473)	(108,765,485)	549,991	785,193
Institutional Class	(172,188,340)	22,960,668	22,637,144	18,424,027
W Class			(27,447,742)	(124,452,298)
R Class	783,751	29,057	2,439,278	2,983,625	650,634	102,463
K Class	549,258	49,503	15,638,522	18,172,213	145,515	102,481
Shareholder redemption fees
Investment Class	12,722	23,963	275,591	393,188	192	–
Service Class	274,606	133,537	299,140	451,899	43,589	10,773
Consultant Class			19,753	36,526	1,526	3,417
R Class	302	–	–	–	–	–
K Class	–	–	164	–	–	–

Net increase (decrease) in net assets from
capital share transactions	(279,015,076)	(198,633,530)	(122,344,880)	(474,381,520)	55,670,992	18,092,060

NET INCREASE (DECREASE) IN NET ASSETS	951,662,131	(1,747,687,413)	660,891,508	(2,279,033,613)	112,559,113	(30,477,545)
NET ASSETS:
Beginning of year	2,488,194,419	4,235,881,832	3,360,343,019	5,639,376,632	88,786,860	119,264,405

End of year	$3,439,856,550	$2,488,194,419	$4,021,234,527	$3,360,343,019	$201,345,973	$88,786,860

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF YEAR	$(27,279,876)	$(12,732,104)	$53,726,349	$46,113,954	$198,755	$264,443

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 117

Statements of Changes in Net Assets

	Royce Opportunity Fund		Royce Special Equity Fund		Royce Value Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08
INVESTMENT OPERATIONS:
Net investment income (loss)	$(5,600,827)	$10,245,358	$5,014,952	$6,692,362	$(2,867,391)	$(2,893,793)
Net realized gain (loss) on investments and
foreign currency	(190,846,794)	(84,728,386)	2,358,466	(11,113,882)	(103,373,697)	(54,618,165)
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	841,768,153	(888,512,442)	212,821,166	(110,190,095)	511,404,073	(403,552,866)

Net increase (decrease) in net assets from
investment operations	645,320,532	(962,995,470)	220,194,584	(114,611,615)	405,162,985	(461,064,824)

DISTRIBUTIONS:
Net investment income
Investment Class	(93,286)	(5,075,652)	(3,385,049)	(4,347,676)	–	–
Service Class	–	(1,050,627)	(209,964)	(68,715)	–	–
Consultant Class	–	–	–	(13,101)	–	–
Institutional Class	(776,463)	(3,488,810)	(1,273,715)	(2,355,040)	–	–
R Class	–	(655)			–	–
K Class	–	(163)			–	–
Net realized gain on investments and
foreign currency
Investment Class	–	(34,232,879)	–	(15,457,809)	–	–
Service Class	–	(9,392,220)	–	(261,068)	–	–
Consultant Class	–	(271,289)	–	(572,835)	–	–
Institutional Class	–	(18,309,532)	–	(7,729,865)	–	–
R Class	–	(6,063)			–	–
K Class	–	(1,475)			–	–

Total distributions	(869,749)	(71,829,365)	(4,868,728)	(30,806,109)	–	–

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(77,385,940)	(359,296,669)	373,830,873	25,158,441	36,972,542	14,112,044
Service Class	19,995,582	17,148,289	54,047,538	7,787,357	138,448,254	427,404,422
Consultant Class	257,754	884,215	5,667,472	(749,516)	4,621,513	9,694,459
Institutional Class	(2,395,697)	250,846,422	67,463,685	51,078,984	3,381,940	(1,551,339)
R Class	231,793	2,461			5,247,846	359,023
K Class	205,273	44,928			2,112,321	1,446,184
Shareholder redemption fees
Investment Class	95,640	96,811	416,743	41,696	11,260	6,521
Service Class	115,967	51,654	21,199	3,503	327,594	628,156
Consultant Class	161	1,329	1,795	3,598	9,468	7,790
R Class	–	–			429	530

Net increase (decrease) in net assets from
capital share transactions	(58,879,467)	(90,220,560)	501,449,305	83,324,063	191,133,167	452,107,790

NET INCREASE (DECREASE) IN NET ASSETS	585,571,316	(1,125,045,395)	716,775,161	(62,093,661)	596,296,152	(8,957,034)
NET ASSETS:
Beginning of year	1,059,533,830	2,184,579,225	499,406,561	561,500,222	855,433,579	864,390,613

End of year	$1,645,105,146	$1,059,533,830	$1,216,181,722	$499,406,561	$1,451,729,731	$855,433,579

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF YEAR	$(696,863)	$129,982	$146,224	$–	$(1,856,432)	$(5,262)

118 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Value Plus Fund		Royce 100 Fund		Royce Discovery Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08
INVESTMENT OPERATIONS:
Net investment income (loss)	$(4,999,257)	$(13,404,858)	$(191,502)	$(23,531)	$(7,605)	$(7,225)
Net realized gain (loss) on investments and
foreign currency	(267,746,788)	(159,096,016)	595,396	(1,452,326)	(321,069)	(263,982)
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	1,150,189,259	(1,164,037,413)	42,325,144	(16,642,391)	947,447	(1,092,029)

Net increase (decrease) in net assets from
investment operations	877,443,214	(1,336,538,287)	42,729,038	(18,118,248)	618,773	(1,363,236)

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	–
Service Class	–	–	–	–	–	–
Consultant Class	–	–
Institutional Class	–	–
R Class	–	–	–	–
K Class	–	–	–	–
Net realized gain on investments and
foreign currency
Investment Class	–	(2,470,975)	–	(231,771)
Service Class	–	(36,472,282)	–	(625,590)	–	(184,460)
Consultant Class	–	(586,233)
Institutional Class	–	(2,848,873)
R Class	–	(7,653)	–	(874)
K Class	–	(905)	–	(1,180)

Total distributions	–	(42,386,921)	–	(859,415)	–	(184,460)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	74,580,764	102,839,374	11,792,285	10,696,770
Service Class	76,229,580	250,105,200	118,681,123	31,819,959	(40,455)	(32,175)
Consultant Class	(4,006,240)	(1,049,159)
Institutional Class	130,449,239	79,343,121
R Class	196,142	454,846	166,654	100,874
K Class	962,414	50,755	28,845	124,654
Shareholder redemption fees
Investment Class	14,148	30,251	2,116	–
Service Class	434,206	496,765	58,801	35,018	11	268
Consultant Class	4,454	9,342
K Class	–	–	13	–

Net increase (decrease) in net assets from
capital share transactions	278,864,707	432,280,495	130,729,837	42,777,275	(40,444)	(31,907)

NET INCREASE (DECREASE) IN NET ASSETS	1,156,307,921	(946,644,713)	173,458,875	23,799,612	578,329	(1,579,603)
NET ASSETS:
Beginning of year	2,001,508,358	2,948,153,071	59,794,700	35,995,088	2,331,695	3,911,298

End of year	$3,157,816,279	$2,001,508,358	$233,253,575	$59,794,700	$2,910,024	$2,331,695

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF YEAR	$(5,416,604)	$(662,129)	$126,504	$44,870	$–	$–

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 119

Statements of Changes in Net Assets

					Royce European Smaller-
	Royce Financial Services Fund		Royce Dividend Value Fund		Companies Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08
INVESTMENT OPERATIONS:
Net investment income (loss)	$105,679	$144,513	$197,125	$124,382	$52,106	$165,869
Net realized gain (loss) on investments and
foreign currency	(1,443,540)	(267,159)	(186,573)	(296,528)	(1,353,447)	(1,484,236)
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	4,587,226	(4,379,138)	4,672,330	(2,296,540)	3,338,300	(2,689,442)

Net increase (decrease) in net assets from
investment operations	3,249,365	(4,501,784)	4,682,882	(2,468,686)	2,036,959	(4,007,809)

DISTRIBUTIONS:
Net investment income
Investment Class			(79,110)	(41,209)
Service Class	(107,275)	(119,843)	(100,822)	(84,725)	(101,039)	(175,631)
Net realized gain on investments and
foreign currency
Investment Class			–	(1,739)
Service Class	–	(57,862)	–	(4,635)	–	–

Total distributions	(107,275)	(177,705)	(179,932)	(132,308)	(101,039)	(175,631)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class			9,684,811	803,330
Service Class	811,874	9,572,344	8,370,992	2,870,266	906,650	(1,247,527)
Shareholder redemption fees
Investment Class			2,257	542
Service Class	18,065	10,181	1,161	1,117	445	5,059

Net increase (decrease) in net assets from
capital share transactions	829,939	9,582,525	18,059,221	3,675,255	907,095	(1,242,468)

NET INCREASE (DECREASE) IN NET ASSETS	3,972,029	4,903,036	22,562,171	1,074,261	2,843,015	(5,425,908)
NET ASSETS:
Beginning of year	9,553,333	4,650,297	6,752,517	5,678,256	4,043,540	9,469,448

End of year	$13,525,362	$9,553,333	$29,314,688	$6,752,517	$6,886,555	$4,043,540

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF YEAR	$42,189	$41,236	$62,175	$50,808	$(21,117)	$(1,933)

120 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

					Royce International Smaller-
	Royce Global Value Fund		Royce SMid-Cap Value Fund		Companies Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Period ended
	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08*
INVESTMENT OPERATIONS:
Net investment income (loss)	$40,611	$550,863	$(16,390)	$23,557	$(8,080)	$(3,870)
Net realized gain (loss) on investments and
foreign currency	(5,113,914)	(7,090,164)	(2,379,962)	(4,522,091)	46,359	2,084
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	22,985,888	(19,663,821)	3,221,156	(2,483,776)	1,722,089	(594,176)

Net increase (decrease) in net assets from
investment operations	17,912,585	(26,203,122)	824,804	(6,982,310)	1,760,368	(595,962)

DISTRIBUTIONS:
Net investment income
Service Class	(252,560)	(124,489)	(7,303)	(10,890)	(11,461)	–
Net realized gain on investments and
foreign currency
Service Class	–	(1,441)	–	–	–	–

Total distributions	(252,560)	(125,930)	(7,303)	(10,890)	(11,461)	–

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Service Class	2,205,902	37,356,376	(7,519,717)	19,653,492	4,158,315	2,556,170
Shareholder redemption fees
Service Class	40,041	136,353	7,772	19,727	3,778	–

Net increase (decrease) in net assets from
capital share transactions	2,245,943	37,492,729	(7,511,945)	19,673,219	4,162,093	2,556,170

NET INCREASE (DECREASE) IN NET ASSETS	19,905,968	11,163,677	(6,694,444)	12,680,019	5,911,000	1,960,208
NET ASSETS:
Beginning of period	31,040,015	19,876,338	14,059,089	1,379,070	1,960,208	–

End of period	$50,945,983	$31,040,015	$7,364,645	$14,059,089	$7,871,208	$1,960,208

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$(160,982)	$(21,076)	$5,578	$12,862	$(16,596)	$(742)

*	The Fund commenced operations on July 1, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 121

Statements of Changes in Net Assets

	Royce	Royce
	Focus Value Fund	Partners Fund

	Period ended	Period ended
	12/31/09*	12/31/09**
INVESTMENT OPERATIONS:
Net investment income (loss)	$4,490	$(6,112)
Net realized gain (loss) on investments and foreign currency	137,666	7,322
Net change in unrealized appreciation (depreciation) on investments and foreign currency	966,686	181,749

Net increase (decrease) in net assets from investment operations	1,108,842	182,959

DISTRIBUTIONS:
Net investment income
Service Class	(15,589)	–
Net realized gain on investments and foreign currency
Service Class	(136,754)	–

Total distributions	(152,343)	–

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Service Class	3,839,041	1,318,213
Shareholder redemption fees
Service Class	68	168

Net increase (decrease) in net assets from capital share transactions	3,839,109	1,318,381

NET INCREASE (DECREASE) IN NET ASSETS	4,795,608	1,501,340
NET ASSETS:
Beginning of period	–	–

End of period	$4,795,608	$1,501,340

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(11,624)	$–

*	The Fund commenced operations on March 2, 2009.
**	The Fund commenced operations on April 28, 2009.

122 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Period Ended December 31, 2009

	Royce	Royce	Royce	Royce	Royce	Royce	Royce
	Pennsylvania	Micro-Cap	Premier	Low-Priced	Total Return	Heritage	Opportunity
	Mutual Fund	Fund	Fund	Stock Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$44,436,076	$7,875,765	$26,518,131	$26,651,081	$98,946,180	$1,808,656	$8,797,347
Affiliated Companies	816,464	551,334	13,537,937	3,563,878	1,313,774	–	42,982
Interest	119,750	47,139	184,965	105,604	629,981	2,790	448,239
Securities lending	1,132,868	310,633	806,633	606,123	304,766	66,050	939,708

Total income	46,505,158	8,784,871	41,047,666	30,926,686	101,194,701	1,877,496	10,228,276

Expenses:
Investment advisory fees	28,127,149	10,041,462	39,290,968	31,952,913	34,080,026	1,332,969	12,983,501
Distribution fees	7,423,277	1,307,528	1,072,465	5,238,027	3,938,877	358,251	626,915
Shareholder servicing	3,341,441	806,376	3,535,637	3,007,472	3,303,308	157,918	1,277,156
Shareholder reports	1,728,119	463,912	1,696,235	1,161,475	1,286,741	64,189	387,711
Administrative and office facilities	518,460	103,405	580,776	419,823	539,224	16,229	184,172
Custody	344,403	169,833	335,641	297,850	300,467	49,397	140,277
Registration	151,153	106,676	132,185	53,434	134,250	49,371	61,512
Trustees’ fees	132,837	26,734	147,102	106,312	131,984	4,430	46,108
Legal	82,672	16,605	92,828	67,541	87,281	2,557	30,056
Audit	73,154	38,170	66,013	64,007	76,339	30,725	42,560
Other expenses	155,742	32,829	163,723	122,168	295,070	7,158	63,349

Total expenses	42,078,407	13,113,530	47,113,573	42,491,022	44,173,567	2,073,194	15,843,317
Compensating balance credits	(3)	–	(4)	(2)	–	(11)	(9)
Fees waived by distributor	(61,212)	–	(44,874)	(439,702)	–	(102,235)	(85)
Expenses reimbursed by investment adviser	(10,596)	(60,022)	(9,881)	(2,044,349)	(323)	(23,543)	(14,120)

Net expenses	42,006,596	13,053,508	47,058,814	40,006,969	44,173,244	1,947,405	15,829,103

Net investment income (loss)	4,498,562	(4,268,637)	(6,011,148)	(9,080,283)	57,021,457	(69,909)	(5,600,827)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	(116,228,097)	(24,976,006)	104,778,789	15,117,998	(178,207,662)	(2,344,205)	(176,238,113)
Investments in Affiliated Companies	(15,411,906)	(6,441,727)	(99,058,428)	(102,392,579)	(11,489,126)	–	(14,606,324)
Foreign currency transactions	(3,028)	(23,961)	(32,587)	6,948	(35,053)	(7,040)	(2,357)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	1,353,637,630	383,041,128	1,193,895,559	1,332,561,885	963,753,061	59,306,654	841,767,557
Other assets and liabilities denominated in foreign currency	8,362	(51,099)	26,002	11,581	10,818	2,621	596

Net realized and unrealized gain(loss) on investments and foreign currency	1,222,002,961	351,548,335	1,199,609,335	1,245,305,833	774,032,038	56,958,030	650,921,359

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$1,226,501,523	$347,279,698	$1,193,598,187	$1,236,225,550	$831,053,495	$56,888,121	$645,320,532

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 123

Statements of Operations	Period Ended December 31, 2009

	Royce	Royce	Royce	Royce	Royce	Royce	Royce
	Special Equity	Value	Value Plus	100	Discovery	Financial	Dividend
	Fund	Fund	Fund	Fund	Fund	Services Fund	Value Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$9,181,413	$12,093,669	$26,413,827	$1,595,105	$29,991	$280,484	$390,172
Affiliated Companies	4,696,282	280,169	1,808,690	–	–	–	–
Interest	117,387	38,834	110,699	8,920	101	620	622
Securities lending	309,237	139,992	1,503,847	–	–	–	–

Total income	14,304,319	12,552,664	29,837,063	1,604,025	30,092	281,104	390,794

Expenses:
Investment advisory fees	7,941,681	10,934,125	24,674,638	1,246,529	25,295	117,879	138,543
Distribution fees	227,504	2,472,379	5,400,930	254,479	6,324	29,470	21,816
Shareholder servicing	555,741	1,295,703	3,035,421	179,415	21,791	32,528	29,974
Shareholder reports	224,717	397,236	1,107,156	62,812	1,961	9,944	8,511
Administrative and office facilities	95,828	149,018	350,903	12,300	382	1,562	1,372
Custody	81,669	102,669	220,846	17,280	4,658	16,797	11,725
Registration	101,522	78,607	88,987	49,595	15,048	19,276	27,578
Trustees’ fees	26,715	39,072	89,787	3,709	95	426	407
Legal	14,953	23,525	56,030	1,886	62	242	211
Audit	37,617	42,179	54,805	22,373	13,110	13,687	22,210
Other expenses	23,734	41,667	102,009	5,269	1,212	1,600	2,640

Total expenses	9,331,681	15,576,180	35,181,512	1,855,647	89,938	243,411	264,987
Compensating balance credits	(1,147)	(18)	(12)	(428)	(6)	–	–
Fees waived by investment adviser and distributor	(5,830)	(149,055)	(331,584)	(28,392)	(25,295)	(67,986)	(67,338)
Expenses reimbursed by investment adviser	(35,337)	(7,052)	(13,596)	(31,300)	(26,940)	–	(3,980)

Net expenses	9,289,367	15,420,055	34,836,320	1,795,527	37,697	175,425	193,669

Net investment income (loss)	5,014,952	(2,867,391)	(4,999,257)	(191,502)	(7,605)	105,679	197,125

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	504,990	(94,237,700)	(162,068,632)	601,330	(321,069)	(1,446,502)	(180,078)
Investments in Affiliated Companies	1,853,476	(9,179,649)	(105,678,295)	–	–	–	–
Foreign currency transactions	–	43,652	139	(5,934)	–	2,962	(6,495)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	212,821,166	511,399,784	1,150,182,116	42,324,410	947,447	4,586,404	4,674,162
Other assets and liabilities denominated in foreign currency	–	4,289	7,143	734	–	822	(1,832)

Net realized and unrealized gain (loss) on investments and foreign currency	215,179,632	408,030,376	882,442,471	42,920,540	626,378	3,143,686	4,485,757

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$220,194,584	$405,162,985	$877,443,214	$42,729,038	$618,773	$3,249,365	$4,682,882

124 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Period Ended December 31, 2009

	Royce	Royce	Royce	Royce	Royce	Royce
	European Smaller-	Global	SMid-Cap	International Smaller-	Focus Value	Partners
	Companies Fund	Value Fund	Value Fund	Companies Fund	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends	$131,577	$672,368	$106,297	$67,417	$42,719	$6,573
Interest	188	1,286	455	305	185	158

Total income	131,765	673,654	106,752	67,722	42,904	6,731

Expenses:
Investment advisory fees	58,915	468,170	82,629	56,061	25,777	8,618
Distribution fees	11,783	93,634	20,657	11,212	6,445	2,164
Shareholder servicing	24,005	55,539	19,050	10,489	6,152	5,385
Shareholder reports	2,949	10,687	2,713	1,634	298	34
Administrative and office facilities	688	5,187	1,588	412	188	54
Custody	20,909	30,134	7,824	25,704	7,602	5,920
Registration	17,148	21,233	17,913	14,482	13,279	7,766
Trustees’ fees	166	1,352	375	130	70	22
Legal	114	815	243	62	3,101	1,932
Audit	13,113	15,747	13,121	13,674	13,004	13,001
Other expenses	1,397	2,623	1,712	1,037	591	516

Total expenses	151,187	705,121	167,825	134,897	76,507	45,412
Compensating balance credits	–	–	–	(9)	(18)	(6)
Fees waived by investment adviser and distributor	(58,915)	(72,078)	(44,683)	(57,166)	(32,222)	(10,782)
Expenses reimbursed by investment adviser	(12,613)	–	–	(1,920)	(5,853)	(21,781)

Net expenses	79,659	633,043	123,142	75,802	38,414	12,843

Net investment income (loss)	52,106	40,611	(16,390)	(8,080)	4,490	(6,112)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	(1,353,425)	(5,110,791)	(2,379,948)	43,544	138,192	7,279
Foreign currency transactions	(22)	(3,123)	(14)	2,815	(526)	43
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	3,337,676	22,984,290	3,221,162	1,721,590	966,673	181,810
Other assets and liabilities denominated in foreign currency	624	1,598	(6)	499	13	(61)

Net realized and unrealized gain (loss) on investments and foreign currency	1,984,853	17,871,974	841,194	1,768,448	1,104,352	189,071

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$2,036,959	$17,912,585	$824,804	$1,760,368	$1,108,842	$182,959

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 125

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Pennsylvania Mutual Fund – Investment Class
2009	$6.94	$0.02	$2.50	$2.52	$(0.01)	$–	$(0.01)	$–	$9.45	36.28%	$3,555,507	0.92%	0.92%	0.92%	0.33%	23%
2008	10.82	0.05	(3.82)	(3.77)	(0.01)	(0.10)	(0.11)	–	6.94	(34.78)	2,293,526	0.90	0.89	0.89	0.55	36
2007	11.57	0.05	0.29	0.34	(0.08)	(1.01)	(1.09)	–	10.82	2.75	3,157,742	0.89	0.88	0.88	0.44	43
2006	10.78	0.04	1.56	1.60	(0.04)	(0.77)	(0.81)	–	11.57	14.78	2,867,562	0.88	0.87	0.87	0.39	38
2005	10.14	0.05	1.22	1.27	–	(0.63)	(0.63)	–	10.78	12.50	1,864,481	0.90	0.90	0.90	0.49	26

Royce Pennsylvania Mutual Fund – Service Class(a)
2009	$6.90	$(0.00)	$2.49	$2.49	$–	$–	$–	$0.02	$9.41	36.38%	$609,445	1.31%	1.31%	1.29%	(0.05)%	23%
2008	10.78	0.04	(3.82)	(3.78)	–	(0.10)	(0.10)	–	6.90	(35.00)	115,959	1.11	1.11	1.11	0.41	36
2007	11.53	0.03	0.28	0.31	(0.05)	(1.01)	(1.06)	–	10.78	2.56	55,478	1.10	1.09	1.09	0.24	43
2006	10.77	(0.04)	1.61	1.57	(0.04)	(0.77)	(0.81)	–	11.53	14.49	40,049	1.16	1.16	1.14	0.30	38
2005	10.93	0.02	0.45	0.47	–	(0.63)	(0.63)	–	10.77	4.27 #	104	26.06 ##	26.06 ##	1.14 ##	1.32 ##	26

Royce Pennsylvania Mutual Fund– Consultant Class
2009	$6.40	$(0.05)	$2.30	$2.25	$–	$–	$–	$–	$8.65	35.16%	$757,734	1.89%	1.89%	1.89%	(0.64)%	23%
2008	10.09	(0.04)	(3.55)	(3.59)	–	(0.10)	(0.10)	–	6.40	(35.52)	635,688	1.88	1.87	1.87	(0.46)	36
2007	10.89	(0.06)	0.27	0.21	–	(1.01)	(1.01)	–	10.09	1.73	1,164,136	1.89	1.88	1.88	(0.55)	43
2006	10.25	(0.07)	1.48	1.41	–	(0.77)	(0.77)	–	10.89	13.71	1,163,265	1.87	1.86	1.86	(0.61)	38
2005	9.77	(0.04)	1.15	1.11	–	(0.63)	(0.63)	–	10.25	11.32	904,160	1.89	1.89	1.88	(0.52)	26

Royce Pennsylvania Mutual Fund– R Class(b)
2009	$6.87	$(0.05)	$2.46	$2.41	$–	$–	$–	$–	$9.28	35.08%	$9,808	1.95%	1.95%	1.84%	(0.61)%	23%
2008	10.78	(0.00)	(3.81)	(3.81)	–	(0.10)	(0.10)	–	6.87	(35.28)	5,270	1.58	1.57	1.57	(0.03)	36
2007	12.71	(0.11)	(0.75)	(0.86)	(0.06)	(1.01)	(1.07)	–	10.78	(6.91)#	871	7.52 ##	7.50 ##	1.74 ##	(0.42)##	43

Royce Pennsylvania Mutual Fund– K Class(c)
2009	$6.34	$(0.02)	$2.27	$2.25	$–	$–	$–	$–	$8.59	35.49%	$1,920	1.79%	1.79%	1.59%	(0.34)%	23%
2008	10.00	0.01	(3.57)	(3.56)	–	(0.10)	(0.10)	–	6.34	(35.53)#	694	12.12 ##	12.12 ##	1.59 ##	0.13 ##	36

Royce Micro-Cap Fund – Investment Class
2009	$8.93	$(0.06)	$5.02	$4.96	$(0.18)	$–	$(0.18)	$–	$13.71	55.67%	$844,859	1.54%	1.54%	1.54%	(0.41)%	34%
2008	15.72	0.12	(6.58)	(6.46)	–	(0.33)	(0.33)	–	8.93	(40.94)	455,077	1.52	1.51	1.51	0.89	43
2007	17.35	0.00	1.22	1.22	(0.45)	(2.40)	(2.85)	–	15.72	7.07	693,320	1.46	1.46	1.46	(0.06)	49
2006	15.90	(0.06)	3.58	3.52	(0.28)	(1.79)	(2.07)	–	17.35	22.31	682,513	1.44	1.43	1.43	(0.31)	42
2005	15.71	(0.10)	1.90	1.80	(0.13)	(1.48)	(1.61)	–	15.90	11.50	497,917	1.49	1.49	1.48	(0.72)	31

Royce Micro-Cap Fund – Service Class
2009	$8.87	$(0.10)	$5.01	$4.91	$(0.18)	$–	$(0.18)	$0.01	$13.61	55.49%	$84,771	1.77%	1.77%	1.66%	(0.53)%	34%
2008	15.63	0.07	(6.51)	(6.44)	–	(0.33)	(0.33)	0.01	8.87	(40.98)	28,245	1.79	1.78	1.66	0.58	43
2007	17.27	(0.14)	1.33	1.19	(0.43)	(2.40)	(2.83)	–	15.63	6.90	27,224	1.72	1.71	1.66	(0.21)	49
2006	15.85	(0.18)	3.65	3.47	(0.26)	(1.79)	(2.05)	–	17.27	22.02	7,521	1.93	1.93	1.66	(0.50)	42
2005	15.68	(0.11)	1.89	1.78	(0.13)	(1.48)	(1.61)	–	15.85	11.39	2,742	2.75	2.75	1.49	(0.72)	31

126 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Micro-Cap Fund – Consultant Class
2009	$8.14	$(0.13)	$4.53	$4.40	$(0.09)	$–	$(0.09)	$–	$12.45	54.14%	$149,454	2.46%	2.46%	2.46%	(1.30)%	34%
2008	14.51	0.00	(6.04)	(6.04)	–	(0.33)	(0.33)	–	8.14	(41.46)	103,038	2.45	2.45	2.45	0.02	43
2007	16.21	(0.16)	1.13	0.97	(0.27)	(2.40)	(2.67)	–	14.51	6.01	203,044	2.45	2.45	2.45	(1.06)	49
2006	14.98	(0.21)	3.35	3.14	(0.12)	(1.79)	(1.91)	–	16.21	21.10	221,411	2.44	2.42	2.42	(1.30)	42
2005	14.92	(0.25)	1.79	1.54	–	(1.48)	(1.48)	–	14.98	10.37	173,017	2.49	2.49	2.49	(1.72)	31

Royce Premier Fund – Investment Class
2009	$12.24	$(0.02)	$4.09	$4.07	$–	$–	$–	$–	$16.31	33.25%	$3,911,502	1.15%	1.15%	1.15%	(0.14)%	14%
2008	17.36	0.02	(4.94)	(4.92)	–	(0.20)	(0.20)	–	12.24	(28.29)	2,634,045	1.13	1.12	1.12	0.15	11
2007	17.66	0.07	2.21	2.28	(0.28)	(2.30)	(2.58)	–	17.36	12.73	3,702,043	1.10	1.10	1.10	0.29	21
2006	16.86	0.03	1.47	1.50	(0.07)	(0.63)	(0.70)	–	17.66	8.81	3,628,842	1.10	1.09	1.09	0.18	13
2005	15.12	(0.01)	2.59	2.58	–	(0.84)	(0.84)	–	16.86	17.07	3,382,086	1.13	1.13	1.13	(0.09)	20

Royce Premier Fund – Service Class
2009	$12.14	$(0.06)	$4.04	$3.98	$–	$–	$–	$–	$16.12	32.78%	$377,079	1.44%	1.44%	1.43%	(0.41)%	14%
2008	17.25	(0.01)	(4.91)	(4.92)	–	(0.20)	(0.20)	0.01	12.14	(28.41)	209,647	1.37	1.37	1.34	(0.06)	11
2007	17.56	0.01	2.23	2.24	(0.25)	(2.30)	(2.55)	–	17.25	12.56	246,313	1.38	1.38	1.29	0.12	21
2006	16.77	(0.00)	1.46	1.46	(0.04)	(0.63)	(0.67)	–	17.56	8.61	193,860	1.38	1.38	1.29	(0.01)	13
2005	15.07	(0.04)	2.58	2.54	–	(0.84)	(0.84)	–	16.77	16.86	135,927	1.37	1.37	1.29	(0.24)	20

Royce Premier Fund – Consultant Class
2009	$11.55	$(0.15)	$3.84	$3.69	$–	$–	$–	$–	$15.24	31.95%	$58,241	2.14%	2.14%	2.14%	(1.13)%	14%
2008	16.57	(0.13)	(4.69)	(4.82)	–	(0.20)	(0.20)	–	11.55	(29.04)	28,977	2.12	2.11	2.11	(0.84)	11
2007	16.96	(0.13)	2.13	2.00	(0.09)	(2.30)	(2.39)	–	16.57	11.60	51,700	2.10	2.09	2.09	(0.70)	21
2006	16.31	(0.14)	1.42	1.28	–	(0.63)	(0.63)	–	16.96	7.74	50,862	2.12	2.11	2.11	(0.83)	13
2005	14.80	(0.17)	2.52	2.35	–	(0.84)	(0.84)	–	16.31	15.88	47,310	2.17	2.17	2.17	(1.12)	20

Royce Premier Fund – Institutional Class
2009	$12.30	$(0.00)	$4.10	$4.10	$–	$–	$–	$–	$16.40	33.33%	$516,900	1.03%	1.03%	1.03%	(0.01)%	14%
2008	17.42	0.04	(4.96)	(4.92)	–	(0.20)	(0.20)	–	12.30	(28.19)	352,804	1.01	1.01	1.01	0.27	11
2007	17.71	0.06	2.25	2.31	(0.30)	(2.30)	(2.60)	–	17.42	12.86	450,492	1.01	1.00	1.00	0.40	21
2006	16.91	0.05	1.47	1.52	(0.09)	(0.63)	(0.72)	–	17.71	8.88	355,293	1.01	1.00	1.00	0.27	13
2005	15.15	0.01	2.59	2.60	–	(0.84)	(0.84)	–	16.91	17.17	235,886	1.02	1.02	1.02	0.04	20

Royce Premier Fund – W Class(d)
2009	$12.25	$(0.01)	$4.09	$4.08	$–	$–	$–	$–	$16.33	33.31%	$319,120	1.07%	1.07%	1.07%	(0.06)%	14%
2008	17.36	0.04	(4.95)	(4.91)	–	(0.20)	(0.20)	–	12.25	(28.23)	234,618	1.04	1.04	1.04	0.23	11
2007	17.67	0.07	2.21	2.28	(0.29)	(2.30)	(2.59)	–	17.36	12.72	332,720	1.05	1.05	1.05	0.34	21
2006	16.87	0.04	1.46	1.50	(0.07)	(0.63)	(0.70)	–	17.67	8.82	299,129	1.08	1.07	1.07	0.20	13
2005	14.37	0.01	3.33	3.34	–	(0.84)	(0.84)	–	16.87	23.25 #	283,095	1.04 ##	1.04 ##	1.04 ##	0.06 ##	20

Royce Premier Fund – R Class(b)
2009	$12.15	$(0.12)	$4.04	$3.92	$–	$–	$–	$–	$16.07	32.26%	$2,634	2.26%	2.26%	1.84%	(0.83)%	14%
2008	17.36	(0.08)	(4.93)	(5.01)	–	(0.20)	(0.20)	–	12.15	(28.81)	396	3.97	3.97	1.84	(0.54)	11
2007	20.38	(0.02)	(0.49)	(0.51)	(0.21)	(2.30)	(2.51)	–	17.36	(2.67)#	97	14.23 ##	14.23 ##	1.74 ##	(0.18)##	21

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 127

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Premier Fund – K Class(c)
2009	$6.44	$(0.05)	$2.14	$2.09	$–	$–	$–	$–	$8.53	32.45%	$1,551	2.39%	2.39%	1.59%	(0.60)%	14%
2008	10.00	(0.02)	(3.34)	(3.36)	–	(0.20)	(0.20)	–	6.44	(33.51) #	35	35.36 ##	35.36 ##	1.59 ##	(0.38)##	11

Royce Low-Priced Stock Fund – Investment Class(e)
2009	$9.17	$(0.01)	$4.96	$4.95	$(0.04)	$–	$(0.04)	$–	$14.08	54.04%	$94,966	1.27%	1.27%	1.24%	(0.14)%	22%
2008	14.75	0.03	(5.35)	(5.32)	–	(0.27)	(0.27)	0.01	9.17	(35.77)	65,004	1.24	1.24	1.24	0.29	39
2007	17.06	(2.35)	2.58	0.23	(0.49)	(2.05)	(2.54)	–	14.75	1.15 #	29,260	2.11 ##	2.12 ##	1.24 ##	0.44 ##	30

Royce Low-Priced Stock Fund – Service Class
2009	$9.16	$(0.04)	$4.95	$4.91	$(0.02)	$–	$(0.02)	$–	$14.05	53.58%	$2,669,235	1.60%	1.60%	1.49%	(0.38)%	22%
2008	14.78	(0.01)	(5.34)	(5.35)	–	(0.27)	(0.27)	–	9.16	(35.97)	1,870,016	1.56	1.55	1.49	(0.10)	39
2007	16.83	0.02	0.40	0.42	(0.42)	(2.05)	(2.47)	–	14.78	2.32	3,337,488	1.53	1.53	1.49	(0.16)	30
2006	15.53	(0.05)	3.00	2.95	(0.12)	(1.53)	(1.65)	–	16.83	18.97	4,065,946	1.51	1.51	1.46	(0.37)	27
2005	15.33	(0.10)	1.58	1.48	–	(1.28)	(1.28)	–	15.53	9.66	3,909,389	1.54	1.54	1.49	(0.68)	21

Royce Low-Priced Stock Fund – Institutional Class(f)
2009	$9.18	$(0.01)	$4.96	$4.95	$(0.04)	$–	$(0.04)	$–	$14.09	53.97%	$673,846	1.24%	1.24%	1.24%	(0.15)%	22%
2008	14.76	0.03	(5.34)	(5.31)	–	(0.27)	(0.27)	–	9.18	(35.75)	553,070	1.18	1.18	1.18	0.22	39
2007	16.82	(0.04)	0.51	0.47	(0.48)	(2.05)	(2.53)	–	14.76	2.61	869,042	1.22	1.22	1.22	0.12	30
2006	15.84	(0.18)	2.87	2.69	(0.18)	(1.53)	(1.71)	–	16.82	16.94 #	608,092	1.20 ##	1.19 ##	1.19 ##	0.02 ##	27

Royce Low-Priced Stock Fund – R Class(b)
2009	$9.11	$(0.09)	$4.92	$4.83	$(0.00)	$–	$(0.00)	$0.01	$13.95	53.13%	$1,134	3.02%	3.02%	1.84%	(0.76)%	22%
2008	14.76	(0.05)	(5.33)	(5.38)	–	(0.27)	(0.27)	–	9.11	(36.22)	74	10.95	10.94	1.84	(0.42)	39
2007	18.69	(0.02)	(1.44)	(1.46)	(0.42)	(2.05)	(2.47)	–	14.76	(7.96)#	92	11.93 ##	11.93 ##	1.74 ##	(0.28)##	30

Royce Low-Priced Stock Fund – K Class(c)
2009	$5.95	$(0.10)	$3.28	$3.18	$(0.04)	$–	$(0.04)	$–	$9.09	53.45%	$676	4.75%	4.75%	1.59%	(0.44)%	22%
2008	10.00	(0.01)	(3.77)	(3.78)	–	(0.27)	(0.27)	–	5.95	(37.47) #	30	40.19 ##	40.19 ##	1.59 ##	(0.19)##	39

Royce Total Return Fund – Investment Class
2009	$8.70	$0.16	$2.09	$2.25	$(0.14)	$–	$(0.14)	$–	$10.81	26.22%	$3,077,099	1.17%	1.17%	1.17%	1.74%	20%
2008	12.93	0.20	(4.20)	(4.00)	(0.23)	(0.00)	(0.23)	–	8.70	(31.17)	2,577,031	1.12	1.12	1.12	1.69	25
2007	13.75	0.19	0.16	0.35	(0.17)	(1.00)	(1.17)	–	12.93	2.39	4,214,156	1.08	1.08	1.08	1.29	27
2006	12.60	0.18	1.64	1.82	(0.15)	(0.52)	(0.67)	–	13.75	14.54	4,438,964	1.09	1.09	1.09	1.31	25
2005	12.26	0.14	0.87	1.01	(0.12)	(0.55)	(0.67)	–	12.60	8.23	4,258,135	1.12	1.12	1.12	1.13	24

Royce Total Return Fund – Service Class
2009	$8.67	$0.14	$2.09	$2.23	$(0.10)	$–	$(0.10)	$0.01	$10.81	26.16%	$215,939	1.42%	1.42%	1.42%	1.49%	20%
2008	12.82	0.17	(4.16)	(3.99)	(0.18)	(0.00)	(0.18)	0.02	8.67	(31.17)	155,644	1.37	1.37	1.34	1.49	25
2007	13.61	0.15	0.17	0.32	(0.11)	(1.00)	(1.11)	–	12.82	2.20	268,562	1.39	1.39	1.29	1.09	27
2006	12.46	0.15	1.63	1.78	(0.11)	(0.52)	(0.63)	–	13.61	14.32	371,755	1.34	1.34	1.29	1.12	25
2005	12.12	0.12	0.86	0.98	(0.09)	(0.55)	(0.64)	–	12.46	8.07	315,602	1.36	1.36	1.29	0.98	24
128 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Total Return Fund – Consultant Class
2009	$8.76	$0.07	$2.12	$2.19	$(0.05)	$–	$(0.05)	$–	$10.90	25.12%	$366,367	2.12%	2.12%	2.12%	0.78%	20%
2008	12.91	0.08	(4.18)	(4.10)	(0.05)	(0.00)	(0.05)	–	8.76	(31.83)	354,384	2.09	2.08	2.08	0.71	25
2007	13.73	0.04	0.17	0.21	(0.03)	(1.00)	(1.03)	–	12.91	1.35	648,191	2.08	2.07	2.07	0.30	27
2006	12.58	0.05	1.64	1.69	(0.02)	(0.52)	(0.54)	–	13.73	13.45	689,311	2.07	2.06	2.06	0.34	25
2005	12.24	0.02	0.87	0.89	–	(0.55)	(0.55)	–	12.58	7.18	606,618	2.10	2.10	2.10	0.17	24

Royce Total Return Fund – Institutional Class
2009	$8.70	$0.17	$2.09	$2.26	$(0.16)	$–	$(0.16)	$–	$10.80	26.41%	$264,041	1.04%	1.04%	1.04%	1.87%	20%
2008	12.95	0.20	(4.19)	(3.99)	(0.26)	(0.00)	(0.26)	–	8.70	(31.09)	191,014	1.00	0.99	0.99	1.82	25
2007	13.77	0.20	0.17	0.37	(0.19)	(1.00)	(1.19)	–	12.95	2.52	257,066	0.99	0.99	0.99	1.38	27
2006	12.63	0.19	1.65	1.84	(0.18)	(0.52)	(0.70)	–	13.77	14.62	282,295	1.00	0.99	0.99	1.42	25
2005	12.30	0.16	0.86	1.02	(0.14)	(0.55)	(0.69)	–	12.63	8.31	214,275	1.00	1.00	1.00	1.30	24

Royce Total Return Fund – W Class(d)
2009	$8.71	$0.16	$2.10	$2.26	$(0.14)	$–	$(0.14)	$–	$10.83	26.28%	$48,058	1.13%	1.13%	1.13%	1.78%	20%
2008	12.95	0.23	(4.23)	(4.00)	(0.24)	(0.00)	(0.24)	–	8.71	(31.18)	65,260	1.08	1.08	1.08	1.66	25
2007	13.76	0.19	0.18	0.37	(0.18)	(1.00)	(1.18)	–	12.95	2.49	250,178	1.06	1.06	1.06	1.31	27
2006	12.61	0.18	1.65	1.83	(0.16)	(0.52)	(0.68)	–	13.76	14.54	220,716	1.10	1.09	1.09	1.33	25
2005	11.97	0.11	1.17	1.28	(0.09)	(0.55)	(0.64)	–	12.61	10.68 #	144,506	1.06 ##	1.06 ##	1.06 ##	1.38 ##	24

Royce Total Return Fund – R Class(b)
2009	$8.74	$0.10	$2.10	$2.20	$(0.06)	$–	$(0.06)	$–	$10.88	25.43%	$6,450	1.85%	1.85%	1.84%	1.05%	20%
2008	12.93	0.11	(4.19)	(4.08)	(0.11)	(0.00)	(0.11)	–	8.74	(31.67)	2,946	2.03	2.02	1.84	1.10	25
2007	14.89	(0.02)	(0.87)	(0.89)	(0.07)	(1.00)	(1.07)	–	12.93	(6.15) #	1,224	6.15 ##	6.14 ##	1.74 ##	0.78 ##	27

Royce Total Return Fund – K Class(g)
2009	$6.81	$0.11	$1.63	$1.74	$(0.08)	$–	$(0.08)	$–	$8.47	25.89%	$43,281	1.42%	1.42%	1.42%	1.44%	20%
2008	10.00	0.02	(3.07)	(3.05)	(0.14)	(0.00)	(0.14)	–	6.81	(30.56)#	14,064	1.46 ##	1.46 ##	1.46 ##	1.81 ##	25

Royce Heritage Fund – Investment Class(e)
2009	$7.97	$0.02	$4.13	$4.15	$–	$–	$–	$–	$12.12	52.07%	$10,052	1.34%	1.34%	1.24%	0.19%	59%
2008	12.88	0.04	(4.70)	(4.66)	–	(0.25)	(0.25)	–	7.97	(36.07)	5,522	1.39	1.38	1.24	0.40	128
2007	14.03	(0.01)	0.28	0.27	–	(1.42)	(1.42)	–	12.88	1.64 #	8,884	3.33 ##	3.33 ##	1.24 ##	(0.06) ##	138

Royce Heritage Fund – Service Class
2009	$7.95	$(0.00)	$4.12	$4.12	$–	$–	$–	$–	$12.07	51.82%	$182,690	1.51%	1.51%	1.42%	(0.02)%	59%
2008	12.88	0.02	(4.70)	(4.68)	–	(0.25)	(0.25)	–	7.95	(36.22)	78,526	1.50	1.49	1.49	0.14	128
2007	14.09	(0.02)	0.22	0.20	–	(1.42)	(1.42)	0.01	12.88	1.20	103,652	1.42	1.42	1.27	(0.10)	138
2006	12.47	0.01	2.82	2.83	–	(1.21)	(1.21)	–	14.09	22.62	95,349	1.48	1.47	1.32	(0.05)	98
2005	13.00	(0.06)	1.21	1.15	–	(1.68)	(1.68)	–	12.47	8.74	58,905	1.58	1.58	1.43	(0.44)	142

Royce Heritage Fund – Consultant Class
2009	$6.75	$(0.09)	$3.48	$3.39	$–	$–	$–	$–	$10.14	50.22%	$7,485	2.55%	2.55%	2.49%	(1.05)%	59%
2008	11.10	(0.08)	(4.03)	(4.11)	–	(0.25)	(0.25)	0.01	6.75	(36.81)	4,609	2.69	2.68	2.49	(0.86)	128
2007	12.47	(0.17)	0.21	0.04	–	(1.42)	(1.42)	0.01	11.10	0.07	6,728	2.61	2.60	2.49	(1.33)	138
2006	11.29	(0.14)	2.53	2.39	–	(1.21)	(1.21)	–	12.47	21.08	3,879	3.20	3.18	2.49	(1.12)	98
2005	12.03	(0.17)	1.11	0.94	–	(1.68)	(1.68)	–	11.29	7.70	2,507	3.99	3.99	2.49	(1.50)	142

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 129

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Heritage Fund – R Class(c)
2009	$6.23	$(0.05)	$3.25	$3.20	$–	$–	$–	$–	$9.43	51.36%	$832	4.03%	4.03%	1.84%	(0.56)%	59%
2008	10.00	(0.01)	(3.51)	(3.52)	–	(0.25)	(0.25)	–	6.23	(35.05)#	65	19.77 ##	19.76 ##	1.84 ##	(0.27)##	128

Royce Heritage Fund – K Class(c)
2009	$6.24	$(0.02)	$3.24	$3.22	$–	$–	$–	$–	$9.46	51.60%	$287	5.82%	5.82%	1.59%	(0.26)%	59%
2008	10.00	–	(3.51)	(3.51)	–	(0.25)	(0.25)	–	6.24	(34.95)#	65	19.53 ##	19.53 ##	1.59 ##	(0.02) ##	128

Royce Opportunity Fund – Investment Class
2009	$5.57	$(0.03)	$3.49	$3.46	$0.00	$–	$0.00	$–	$9.03	62.14%	$836,268	1.22%	1.22%	1.22%	(0.43)%	44%
2008	11.02	0.06	(5.12)	(5.06)	(0.05)	(0.34)	(0.39)	–	5.57	(45.73)	581,860	1.17	1.17	1.17	0.63	52
2007	13.04	0.06	(0.27)	(0.21)	(0.07)	(1.74)	(1.81)	–	11.02	(2.00)	1,550,045	1.11	1.10	1.10	0.36	50
2006	12.29	(0.01)	2.32	2.31	–	(1.56)	(1.56)	–	13.04	18.76	1,811,073	1.12	1.11	1.11	(0.05)	47
2005	13.31	(0.05)	0.70	0.65	–	(1.67)	(1.67)	–	12.29	4.76	1,490,999	1.14	1.14	1.14	(0.38)	42

Royce Opportunity Fund – Service Class
2009	$5.46	$(0.05)	$3.42	$3.37	$–	$–	$–	$–	$8.83	61.72%	$298,410	1.47%	1.47%	1.47%	(0.69)%	44%
2008	10.80	0.04	(5.00)	(4.96)	(0.04)	(0.34)	(0.38)	–	5.46	(45.76)	162,607	1.41	1.41	1.34	0.40	52
2007	12.82	0.02	(0.25)	(0.23)	(0.05)	(1.74)	(1.79)	–	10.80	(2.22)	293,012	1.39	1.39	1.29	0.14	50
2006	12.13	(0.03)	2.28	2.25	–	(1.56)	(1.56)	–	12.82	18.51	291,911	1.40	1.40	1.29	(0.20)	47
2005	13.17	(0.07)	0.70	0.63	–	(1.67)	(1.67)	–	12.13	4.66	167,369	1.41	1.41	1.29	(0.53)	42

Royce Opportunity Fund – Consultant Class(h)
2009	$5.42	$(0.11)	$3.35	$3.24	$–	$–	$–	$–	$8.66	59.78%	$7,500	2.45%	2.45%	2.45%	(1.66)%	44%
2008	10.78	(0.07)	(4.95)	(5.02)	–	(0.34)	(0.34)	–	5.42	(46.40)	4,707	2.48	2.47	2.47	(0.74)	52
2007	12.90	(0.14)	(0.24)	(0.38)	–	(1.74)	(1.74)	–	10.78	(3.34)	7,982	2.48	2.46	2.46	(1.03)	50
2006	14.29	(0.12)	0.29	0.17	–	(1.56)	(1.56)	–	12.90	1.16 #	4,080	3.75 ##	3.74 ##	2.49 ##	(1.24) ##	47

Royce Opportunity Fund – Institutional Class
2009	$5.60	$(0.02)	$3.50	$3.48	$(0.01)	$–	$(0.01)	$–	$9.07	62.23%	$502,300	1.04%	1.04%	1.04%	(0.26)%	44%
2008	11.09	0.05	(5.13)	(5.08)	(0.07)	(0.34)	(0.41)	–	5.60	(45.66)	310,272	1.04	1.04	1.04	0.60	52
2007	13.11	0.06	(0.25)	(0.19)	(0.09)	(1.74)	(1.83)	–	11.09	(1.89)	333,452	1.02	1.02	1.02	0.47	50
2006	12.34	0.00	2.33	2.33	–	(1.56)	(1.56)	–	13.11	18.85	248,710	1.04	1.03	1.03	0.03	47
2005	13.34	(0.04)	0.71	0.67	–	(1.67)	(1.67)	–	12.34	4.90	199,293	1.05	1.05	1.04	(0.28)	42

Royce Opportunity Fund – R Class(b)
2009	$5.50	$(0.07)	$3.43	$3.36	$–	$–	$–	$–	$8.86	61.09%	$341	9.91%	9.91%	1.84%	(1.05)%	44%
2008	11.02	(0.06)	(5.08)	(5.14)	(0.04)	(0.34)	(0.38)	–	5.50	(46.50)	64	18.28	18.27	1.84	(0.04)	52
2007	14.43	(0.08)	(1.57)	(1.65)	(0.02)	(1.74)	(1.76)	–	11.02	(11.77) #	88	14.59 ##	14.59 ##	1.74 ##	(0.92) ##	50

Royce Opportunity Fund – K Class(c)
2009	$5.11	$(0.06)	$3.19	$3.13	$–	$–	$–	$–	$8.24	61.25%	$286	6.85%	6.85%	1.59%	(0.86)%	44%
2008	10.00	(0.00)	(4.51)	(4.51)	(0.04)	(0.34)	(0.38)	–	5.11	(44.92)#	24	44.39 ##	44.39 ##	1.59 ##	(0.06)##	52

130 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Special Equity Fund – Investment Class
2009	$13.69	$0.07	$3.80	$3.87	$(0.07)	$–	$(0.07)	$0.01	$17.50	28.38%	$842,678	1.17%	1.17%	1.17%	0.62%	10%
2008	18.27	0.21	(3.83)	(3.62)	(0.21)	(0.75)	(0.96)	–	13.69	(19.62)	316,558	1.15	1.15	1.15	1.32	27
2007	19.72	0.13	0.86	0.99	(0.12)	(2.32)	(2.44)	–	18.27	4.74	385,864	1.12	1.11	1.11	0.57	29
2006	18.70	0.11	2.53	2.64	(0.11)	(1.51)	(1.62)	–	19.72	14.00	438,427	1.13	1.13	1.13	0.51	16
2005	19.61	0.23	(0.42)	(0.19)	(0.22)	(0.50)	(0.72)	–	18.70	(0.99)	523,961	1.14	1.14	1.14	0.94	22

Royce Special Equity Fund – Service Class
2009	$13.69	$(0.00)	$3.84	$3.84	$(0.06)	$–	$(0.06)	$0.01	$17.48	28.11%	$72,360	1.52%	1.52%	1.39%	0.29%	10%
2008	18.28	0.11	(3.77)	(3.66)	(0.19)	(0.75)	(0.94)	0.01	13.69	(19.74)	9,549	1.83	1.82	1.35	1.27	27
2007	19.73	0.03	0.92	0.95	(0.09)	(2.32)	(2.41)	0.01	18.28	4.58	2,758	2.04	2.03	1.35	0.27	29
2006	18.66	0.10	2.48	2.58	–	(1.51)	(1.51)	–	19.73	13.70	1,200	1.69	1.69	1.35	0.52	16
2005	19.56	0.17	(0.41)	(0.24)	(0.16)	(0.50)	(0.66)	–	18.66	(1.23)	7,606	1.48	1.48	1.35	0.65	22

Royce Special Equity Fund – Consultant Class
2009	$13.42	$(0.06)	$3.67	$3.61	$–	$–	$–	$–	$17.03	26.90%	$20,891	2.23%	2.23%	2.23%	(0.41)%	10%
2008	17.87	0.03	(3.72)	(3.69)	(0.01)	(0.75)	(0.76)	–	13.42	(20.46)	11,460	2.26	2.26	2.26	0.18	27
2007	19.43	(0.10)	0.86	0.76	–	(2.32)	(2.32)	–	17.87	3.63	15,778	2.20	2.19	2.19	(0.50)	29
2006	18.55	(0.12)	2.51	2.39	–	(1.51)	(1.51)	–	19.43	12.75	17,231	2.23	2.22	2.22	(0.60)	16
2005	19.47	(0.03)	(0.39)	(0.42)	–	(0.50)	(0.50)	–	18.55	(2.16)	17,517	2.26	2.26	2.26	(0.15)	22

Royce Special Equity Fund – Institutional Class
2009	$13.65	$0.11	$3.77	$3.88	$(0.09)	$–	$(0.09)	$–	$17.44	28.42%	$280,253	1.05%	1.05%	1.05%	0.81%	10%
2008	18.22	0.21	(3.80)	(3.59)	(0.23)	(0.75)	(0.98)	–	13.65	(19.52)	161,840	1.05	1.05	1.05	1.43	27
2007	19.68	0.13	0.87	1.00	(0.14)	(2.32)	(2.46)	–	18.22	4.79	157,100	1.04	1.04	1.04	0.64	29
2006	18.66	0.12	2.54	2.66	(0.13)	(1.51)	(1.64)	–	19.68	14.12	147,661	1.05	1.05	1.05	0.58	16
2005	19.58	0.21	(0.39)	(0.18)	(0.24)	(0.50)	(0.74)	–	18.66	(0.93)	154,195	1.05	1.05	1.05	1.08	22

Royce Value Fund – Investment Class(e)
2009	$7.00	$0.01	$3.15	$3.16	$–	$–	$–	$–	$10.16	45.14%	$67,249	1.14%	1.14%	1.14%	0.06%	49%
2008	10.62	(0.01)	(3.61)	(3.62)	–	–	–	–	7.00	(34.09)	18,993	1.16	1.16	1.16	(0.06)	41
2007	11.22	(0.32)	0.60	0.28	(0.19)	(0.69)	(0.88)	–	10.62	2.36 #	13,233	1.89 ##	1.88 ##	1.24 ##	0.06 ##	67

Royce Value Fund – Service Class
2009	$7.00	$(0.03)	$3.16	$3.13	$–	$–	$–	$–	$10.13	44.71%	$1,178,806	1.47%	1.47%	1.45%	(0.31)%	49%
2008	10.64	(0.03)	(3.62)	(3.65)	–	–	–	0.01	7.00	(34.21)	704,406	1.45	1.45	1.45	(0.34)	41
2007	11.06	(0.03)	0.45	0.42	(0.16)	(0.69)	(0.85)	0.01	10.64	3.77	663,808	1.43	1.43	1.36	(0.08)	67
2006	9.67	(0.02)	1.63	1.61	(0.02)	(0.22)	(0.24)	0.02	11.06	16.76	452,383	1.43	1.42	1.31	(0.15)	41
2005	8.39	(0.03)	1.46	1.43	–	(0.16)	(0.16)	0.01	9.67	17.23	113,451	1.53	1.53	1.28	(0.31)	44

Royce Value Fund – Consultant Class(h)
2009	$6.85	$(0.09)	$3.08	$2.99	$–	$–	$–	$–	$9.84	43.65%	$27,625	2.23%	2.23%	2.23%	(1.09)%	49%
2008	10.50	(0.11)	(3.54)	(3.65)	–	–	–	–	6.85	(34.76)	15,915	2.29	2.28	2.28	(1.18)	41
2007	10.98	(0.16)	0.45	0.29	(0.09)	(0.69)	(0.78)	0.01	10.50	2.65	14,374	2.35	2.33	2.33	(1.05)	67
2006	10.94	(0.07)	0.32	0.25	(0.00)	(0.22)	(0.22)	0.01	10.98	2.33 #	4,424	4.35 ##	4.34 ##	2.49 ##	(0.93)##	41

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 131

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Value Fund – Institutional Class(i)
2009	$7.00	$0.01	$3.16	$3.17	$–	$–	$–	$–	$10.17	45.29%	$167,215	1.04%	1.04%	1.04%	0.10%	49%
2008	10.61	0.00	(3.61)	(3.61)	–	–	–	–	7.00	(34.02)	114,244	1.04	1.04	1.04	0.03	41
2007	11.04	0.02	0.43	0.45	(0.19)	(0.69)	(0.88)	–	10.61	4.00	172,877	1.03	1.03	1.03	0.25	67
2006	10.52	0.01	0.77	0.78	(0.04)	(0.22)	(0.26)	–	11.04	7.35 #	13,898	1.27 ##	1.27 ##	1.04 ##	0.43 ##	41

Royce Value Fund – R Class(j)
2009	$6.97	$(0.06)	$3.14	$3.08	$–	$–	$–	$–	$10.05	44.19%	$6,114	2.08%	2.08%	1.84%	(0.68)%	49%
2008	10.63	(0.06)	(3.62)	(3.68)	–	–	–	0.02	6.97	(34.43)	326	6.72	6.71	1.84	(0.68)	41
2007	11.64	(0.01)	(0.14)	(0.15)	(0.17)	(0.69)	(0.86)	–	10.63	(1.39)#	99	16.39 ##	16.39 ##	1.74 ##	(0.26)##	67

Royce Value Fund – K Class(c)
2009	$5.91	$(0.03)	$2.58	$2.55	$–	$–	$–	$–	$8.46	43.15%	$4,721	1.73%	1.73%	1.59%	(0.43)%	49%
2008	10.00	(0.01)	(4.08)	(4.09)	–	–	–	–	5.91	(40.90)#	1,550	9.63 ##	9.63 ##	1.59 ##	(0.35)##	41

Royce Value Plus Fund – Investment Class(e)
2009	$7.97	$0.01	$3.33	$3.34	$–	$–	$–	$–	$11.31	41.91%	$261,906	1.06%	1.06%	1.06%	0.13%	39%
2008	13.80	(0.02)	(5.63)	(5.65)	–	(0.18)	(0.18)	–	7.97	(40.88)	122,043	1.07	1.07	1.07	(0.15)	42
2007	14.38	(0.61)	0.81	0.20	(0.21)	(0.58)	(0.79)	0.01	13.80	1.33 #	66,888	1.33 ##	1.32 ##	1.24 ##	(0.24)##	42

Royce Value Plus Fund – Service Class
2009	$7.95	$(0.02)	$3.31	$3.29	$–	$–	$–	$–	$11.24	41.38%	$2,505,017	1.47%	1.47%	1.45%	(0.25)%	39%
2008	13.81	(0.06)	(5.62)	(5.68)	–	(0.18)	(0.18)	–	7.95	(41.07)	1,709,764	1.44	1.43	1.43	(0.53)	42
2007	14.09	(0.08)	0.54	0.46	(0.17)	(0.58)	(0.75)	0.01	13.81	3.24	2,690,448	1.41	1.40	1.33	(0.37)	42
2006	12.03	(0.06)	2.38	2.32	(0.00)	(0.27)	(0.27)	0.01	14.09	19.35	1,513,626	1.41	1.40	1.26	(0.45)	31
2005	10.94	(0.04)	1.47	1.43	–	(0.35)	(0.35)	0.01	12.03	13.20	293,856	1.42	1.42	1.17	(0.54)	62

Royce Value Plus Fund – Consultant Class(h)
2009	$7.79	$(0.09)	$3.23	$3.14	$–	$–	$–	$–	$10.93	40.31%	$31,154	2.20%	2.20%	2.20%	(0.98)%	39%
2008	13.65	(0.15)	(5.53)	(5.68)	–	(0.18)	(0.18)	–	7.79	(41.55)	26,024	2.21	2.21	2.21	(1.30)	42
2007	13.97	(0.20)	0.54	0.34	(0.09)	(0.58)	(0.67)	0.01	13.65	2.40	47,409	2.18	2.16	2.16	(1.18)	42
2006	13.85	(0.16)	0.55	0.39	–	(0.27)	(0.27)	–	13.97	2.78 #	12,956	2.91 ##	2.90 ##	2.49 ##	(1.61)##	31

Royce Value Plus Fund – Institutional Class(k)
2009	$7.97	$0.01	$3.33	$3.34	$–	$–	$–	$–	$11.31	41.91%	$357,734	1.06%	1.06%	1.06%	0.08%	39%
2008	13.80	(0.01)	(5.64)	(5.65)	–	(0.18)	(0.18)	–	7.97	(40.88)	143,315	1.04	1.04	1.04	(0.13)	42
2007	14.08	(0.17)	0.68	0.51	(0.21)	(0.58)	(0.79)	–	13.80	3.52	143,312	1.05	1.04	1.04	(0.05)	42
2006	14.20	(0.04)	0.21	0.17	(0.02)	(0.27)	(0.29)	–	14.08	1.16 #	30,985	1.17 ##	1.17 ##	1.04 ##	(0.18)##	31

Royce Value Plus Fund – R Class(j)
2009	$7.91	$(0.06)	$3.28	$3.22	$–	$–	$–	$–	$11.13	40.71%	$642	3.76%	3.76%	1.84%	(0.70)%	39%
2008	13.80	(0.09)	(5.62)	(5.71)	–	(0.18)	(0.18)	–	7.91	(41.31)	331	6.62	6.62	1.84	(0.92)	42
2007	15.16	(0.03)	(0.57)	(0.60)	(0.18)	(0.58)	(0.76)	–	13.80	(4.05)#	96	16.18 ##	16.18 ##	1.74 ##	(0.68)##	42

Royce Value Plus Fund – K Class(c)
2009	$5.82	$(0.03)	$2.43	$2.40	$–	$–	$–	$–	$8.22	41.24%	$1,363	2.46%	2.45%	1.59%	(0.38)%	39%
2008	10.00	(0.04)	(3.96)	(4.00)	–	(0.18)	(0.18)	–	5.82	(39.91)#	31	39.36 ##	39.36 ##	1.59 ##	(0.75)##	42

132 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce 100 Fund – Investment Class(e)
2009	$5.74	$0.00	$2.20	$2.20	$–	$–	$–	$–	$7.94	38.33%	$35,165	1.22%	1.22%	1.22%	0.03%	42%
2008	8.23	0.01	(2.41)	(2.40)	–	(0.09)	(0.09)	–	5.74	(29.13)	15,748	1.39	1.39	1.24	0.21	72
2007	8.42	–	0.54	0.54	–	(0.73)	(0.73)	–	8.23	6.20 #	7,246	3.37 ##	3.36 ##	1.24 ##	0.04 ##	85

Royce 100 Fund – Service Class
2009	$5.73	$(0.01)	$2.19	$2.18	$–	$–	$–	$–	$7.91	38.05%	$197,607	1.54%	1.54%	1.49%	(0.19)%	42%
2008	8.22	(0.01)	(2.40)	(2.41)	–	(0.09)	(0.09)	0.01	5.73	(29.17)	43,882	1.57	1.56	1.49	(0.10)	72
2007	8.32	(0.01)	0.64	0.63	–	(0.73)	(0.73)	–	8.22	7.34	28,749	1.56	1.56	1.31	(0.08)	85
2006	7.52	(0.02)	1.04	1.02	–	(0.23)	(0.23)	0.01	8.32	13.70	34,691	1.73	1.72	1.47	(0.26)	45
2005	6.85	(0.03)	1.06	1.03	–	(0.36)	(0.36)	–	7.52	14.89	16,892	2.07	2.07	1.49	(0.49)	60

Royce 100 Fund – R Class(c)
2009	$6.93	$(0.05)	$2.64	$2.59	$–	$–	$–	$–	$9.52	37.37%	$296	6.58%	6.57%	1.84%	(0.56)%	42%
2008	10.00	(0.02)	(2.96)	(2.98)	–	(0.09)	(0.09)	–	6.93	(29.78)#	70	18.97 ##	18.97 ##	1.84 ##	(0.44)##	72

Royce 100 Fund – K Class(c)
2009	$6.94	$(0.03)	$2.66	$2.63	$–	$–	$–	$–	$9.57	37.90%	$186	5.78%	5.78%	1.59%	(0.41)%	42%
2008	10.00	(0.01)	(2.96)	(2.97)	–	(0.09)	(0.09)	–	6.94	(29.68)#	95	17.55 ##	17.55 ##	1.59 ##	(0.13)##	72

Royce Discovery Fund – Service Class
2009	$3.48	$(0.01)	$0.91	$0.90	$–	$–	$–	$–	$4.38	25.86%	$2,910	3.56%	3.56%	1.49%	(0.30)%	13%
2008	5.85	(0.01)	(2.06)	(2.07)	–	(0.30)	(0.30)	–	3.48	(35.07)	2,332	2.77	2.77	1.49	(0.22)	63
2007	6.87	(0.02)	(0.49)	(0.51)	–	(0.51)	(0.51)	–	5.85	(7.44)	3,911	2.43	2.43	1.49	(0.35)	105
2006	6.33	(0.02)	1.08	1.06	–	(0.52)	(0.52)	–	6.87	16.84	4,405	3.75	3.73	1.49	(0.37)	91
2005	6.39	(0.02)	0.51	0.49	–	(0.55)	(0.55)	–	6.33	7.60	3,612	3.75	3.75	1.49	(0.38)	105

Royce Financial Services Fund – Service Class
2009	$4.25	$0.04	$1.31	$1.35	$(0.04)	$–	$(0.04)	$0.01	$5.57	32.13%	$13,525	2.06%	2.06%	1.49%	0.90%	34%
2008	6.71	0.07	(2.46)	(2.39)	(0.05)	(0.03)	(0.08)	0.01	4.25	(35.37)	9,553	2.35	2.34	1.49	1.85	48
2007	7.37	0.08	(0.43)	(0.35)	(0.08)	(0.24)	(0.32)	0.01	6.71	(4.72)	4,650	2.38	2.37	1.49	1.01	36
2006	6.26	0.08	1.46	1.54	(0.06)	(0.37)	(0.43)	–	7.37	24.77	4,080	3.71	3.70	1.49	1.44	14
2005	5.66	0.05	0.64	0.69	(0.03)	(0.06)	(0.09)	–	6.26	12.23	1,761	3.87	3.87	1.49	0.97	9

Royce Dividend Value Fund – Investment Class(j)
2009	$3.90	$0.07	$1.40	$1.47	$(0.06)	$–	$(0.06)	$–	$5.31	38.22%	$13,208	1.69%	1.69%	1.24%	1.70%	43%
2008	5.82	0.11	(1.91)	(1.80)	(0.12)	(0.00)	(0.12)	–	3.90	(31.38)	1,881	2.84	2.83	1.24	2.13	61
2007	6.94	0.01	(0.11)	(0.10)	(0.02)	(1.00)	(1.02)	–	5.82	(1.71)#	1,843	17.04 ##	17.04 ##	1.24 ##	2.83 ##	126

Royce Dividend Value Fund – Service Class
2009	$3.92	$0.07	$1.39	$1.46	$(0.05)	$–	$(0.05)	$–	$5.33	37.73%	$16,107	2.04%	2.04%	1.49%	1.45%	43%
2008	5.83	0.09	(1.90)	(1.81)	(0.10)	(0.00)	(0.10)	–	3.92	(31.47)	4,872	2.54	2.54	1.49	1.89	61
2007	6.92	0.14	(0.13)	0.01	(0.11)	(1.00)	(1.11)	0.01	5.83	(0.02)	3,835	2.03	2.04	1.49	2.08	126
2006	5.98	0.11	1.07	1.18	(0.09)	(0.15)	(0.24)	–	6.92	19.87	6,819	2.73	2.72	1.49	1.72	19
2005	5.65	0.07	0.34	0.41	(0.05)	(0.03)	(0.08)	–	5.98	7.31	3,596	2.89	2.89	1.49	1.33	4

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 133

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce European Smaller-Companies Fund – Service Class(l)
2009	$5.19	$0.06	$2.93	$2.99	$(0.12)	$–	$(0.12)	$–	$8.06	57.69%	$6,887	3.21%		3.21%		1.69%		1.11%		51%
2008	10.14	0.22	(4.95)	(4.73)	(0.23)	–	(0.23)	0.01	5.19	(46.38)	4,044	2.74		2.72		1.69		2.22		88
2007	10.00	0.03	0.10	0.13	(0.00)	–	(0.00)	0.01	10.14	1.44 #	9,469	3.03	##	2.60	##	1.69	##	0.28	##	47

Royce Global Value Fund – Service Class(l)
2009	$6.70	$0.01	$4.13	$4.14	$(0.06)	$–	$(0.06)	$0.01	$10.79	61.89%	$50,946	1.88%		1.88%		1.69%		0.11%		71%
2008	11.20	0.14	(4.65)	(4.51)	(0.03)	(0.00)	(0.03)	0.04	6.70	(39.92)	31,040	1.91		1.90		1.69		1.64		45
2007	10.00	(0.14)	1.53	1.39	(0.21)	(0.02)	(0.23)	0.04	11.20	14.28 #	19,876	2.17	##	2.00	##	1.69	##	(0.23	)##	54

Royce SMid-Cap Value Fund – Service Class(m)
2009	$7.06	$(0.01)	$2.03	$2.02	$(0.01)	$–	$(0.01)	$0.01	$9.08	28.75%	$7,365	2.03%		2.03%		1.49%		(0.20)%		216%
2008	9.99	0.02	(2.96)	(2.94)	(0.01)	–	(0.01)	0.02	7.06	(29.27)	14,059	2.05		2.04		1.49		0.31		397
2007	10.00	0.01	0.01	0.02	(0.02)	(0.01)	(0.03)	–	9.99	0.16 #	1,379	16.82	##	16.40	##	1.49	##	0.67	##	17

Royce International Smaller-Companies Fund – Service Class(n)
2009	$6.99	$(0.02)	$3.53	$3.51	$(0.02)	$–	$(0.02)	$0.01	$10.49	50.31%	$7,871	3.01%		3.01%		1.69%		(0.18)%		38%
2008	10.00	(0.02)	(2.99)	(3.01)	–	–	–	–	6.99	(30.10)#	1,960	6.24	##	5.98	##	1.69	##	(0.43	)##	1

Royce Focus Value Fund – Service Class(o)
2009	$10.00	$0.00	$5.31	$5.31	$(0.05)	$(0.44)	$(0.49)	$–	$14.82	53.27%#	$4,976	2.97	%##	2.97	%##	1.49	%##	0.17	%##	21%

Royce Partners Fund – Service Class(p)
2009	$10.00	$(0.05)	$1.61	$1.56	$–	$–	$–	$–	$11.56	15.60%#	$1,501	5.27	%##	5.27	%##	1.49	%##	(0.71	)%##	14%

(a)	The Class commenced operations on November 8, 2005.
(b)	The Class commenced operations on May 21, 2007.
(c)	The Class commenced operations on May 15, 2008.
(d)	The Class commenced operations on May 19, 2005.
(e)	The Class commenced operations on March 15, 2007.
(f)	The Class commenced operations on January 3, 2006.
(g)	The Class commenced operations on May 1, 2008.
(h)	The Class commenced operations on March 30, 2006.
(i)	The Class commenced operations on June 1, 2006.
(j)	The Class commenced operations on September 14, 2007.
(k)	The Class commenced operations on May 10, 2006.
(l)	The Fund commenced operations on December 29, 2006.
(m)	The Fund commenced operations on September 28, 2007.
(n)	The Fund commenced operations on July 1, 2008.
(o)	The Fund commenced operations on March 2, 2009.
(p)	The Fund commenced operations on April 28, 2009.
#	Not annualized
##	Annualized

134 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Notes to Financial Statements

Summary of Significant Accounting Policies:
      Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce European Smaller-Companies Fund, Royce Global Value Fund, Royce SMid-Cap Value Fund, Royce International Smaller-Companies Fund, Royce Focus Value Fund and Royce Partners Fund (the “Fund” or “Funds”), are twenty series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.
      Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the evaluation of subsequent events through February 24, 2010, the issuance date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
      Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
      At December 31, 2009, officers, employees of Royce & Associates, Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce Discovery Fund	68%	Royce International Smaller-Companies Fund	29%
Royce Financial Services Fund	11%	Royce Focus Value Fund	100%
Royce European Smaller-Companies Fund	14%	Royce Partners Fund	88%
Royce SMid-Cap Value Fund	13%

Valuation of Investments:
      Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Royce Pennsylvania Mutual Fund
Common stocks	$4,500,052,866	$205,790,744	$–	$4,705,843,610
Cash equivalents	104,626,220	216,867,000	–	321,493,220
Royce Micro-Cap Fund
Common stocks	683,812,111	262,713,675	–	946,525,786
Cash equivalents	36,458,587	130,790,000	–	167,248,587
Royce Premier Fund
Common stocks	4,124,685,094	391,300,351	–	4,515,985,445
Cash equivalents	160,537,960	668,302,000	–	828,839,960

The Royce Funds 2009 Annual Report to Shareholders | 135

Notes to Financial Statements (continued)

	Level 1	Level 2	Level 3	Total
Royce Low-Priced Stock Fund
Common stocks	$2,630,261,194	$578,372,363	$–	$3,208,633,557
Cash equivalents	149,387,346	236,888,000	–	386,275,346
Royce Total Return Fund
Common stocks	3,671,202,411	159,182,538	–	3,830,384,949
Preferred stocks	23,119,991	4,893,750	–	28,013,741
Corporate bonds	–	20,474,960	–	20,474,960
Cash equivalents	6,822,736	134,613,000	–	141,435,736
Royce Heritage Fund
Common stocks	163,009,940	29,849,250	25,115	192,884,305
Cash equivalents	7,086,674	7,800,000	–	14,886,674
Royce Opportunity Fund
Common stocks	1,548,537,526	13,337,524	–	1,561,875,050
Corporate bonds	–	3,315,555	–	3,315,555
Cash equivalents	87,748,466	79,114,000	–	166,862,466
Royce Special Equity Fund
Common stocks	980,533,398	13,532,200	225,131	994,290,729
Cash equivalents	1,748,662	218,352,000	–	220,100,662
Royce Value Fund
Common stocks	1,224,502,630	118,381,059	–	1,342,883,689
Cash equivalents	6,143,733	106,237,000	–	112,380,733
Royce Value Plus Fund
Common stocks	2,794,285,209	217,371,144	97,821	3,011,754,174
Cash equivalents	87,361,318	161,435,000	–	248,796,318
Royce 100 Fund
Common stocks	187,693,297	16,162,215	–	203,855,512
Cash equivalents	–	28,018,000	–	28,018,000
Royce Discovery Fund
Common stocks	2,793,296	4,707	–	2,798,003
Cash equivalents	–	133,000	–	133,000
Royce Financial Services Fund
Common stocks	9,141,836	3,700,930	–	12,842,766
Cash equivalents	–	693,000	–	693,000
Royce Dividend Value Fund
Common stocks	23,227,168	5,006,770	–	28,233,938
Cash equivalents	–	1,094,000	–	1,094,000
Royce European Smaller-Companies Fund
Common stocks	34,956	6,111,366	–	6,146,322
Cash equivalents	–	719,000	–	719,000
Royce Global Value Fund
Common stocks	16,137,213	29,903,465	–	46,040,678
Cash equivalents	–	4,756,000	–	4,756,000
Royce SMid-Cap Value Fund
Common stocks	6,236,632	209,225	–	6,445,857
Cash equivalents	–	840,000	–	840,000
Royce International Smaller-Companies Fund
Common stocks	1,624,727	5,366,234	–	6,990,961
Cash equivalents	–	869,000	–	869,000
Royce Focus Value Fund
Common stocks	3,478,478	546,382	–	4,024,860
Cash equivalents	–	767,000	–	767,000
Royce Partners Fund
Common stocks	878,934	129,967	–	1,008,901
Cash equivalents	–	511,000	–	511,000
Level 3 Reconciliation:

					Realized and
	Balance as of				Unrealized	Balance as of
	12/31/08	Purchases	Transfers In	Sales	Gain (Loss)(1)	12/31/09
Royce Micro-Cap Fund
Common stocks	$0	$–	$–	$5	$5	$–
Preferred stocks	3,642,854	–	–	4,500,000	857,146	–
Royce Total Return Fund
Preferred stocks	7,000	–	–	70,000	63,000	–

136 | The Royce Funds 2009 Annual Report to Shareholders

					Realized and
	Balance as of				Unrealized	Balance as of
	12/31/08	Purchases	Transfers In	Sales	Gain (Loss)(1)	12/31/09
Royce Heritage Fund
Common stocks	$–	$1,634	$63,975	$–	$(40,494)	$25,115
Preferred stocks	457,380	–	–	565,000	107,620	–
Royce Special Equity Fund
Common stocks	–	298,952	1,869,300	–	(1,943,121)	225,131
Royce Value Plus Fund
Common stocks	–	–	–	–	97,821	97,821
Royce Financial Services Fund
Preferred stocks	240,428	–	–	297,000	56,572	–
Royce Dividend Value Fund
Preferred stocks	186,190	–	–	230,000	43,810	–

(1)
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Distributions and Taxes:
      As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     Royce Total Return Fund and Royce Dividend Value Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

The Royce Funds 2009 Annual Report to Shareholders | 137

Notes to Financial Statements (continued)

Compensating Balance Credits:
     The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Line of Credit:
     The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 16, 2010. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the period ended December 31, 2009.

Capital Share Transactions (in dollars):
			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08

Royce Pennsylvania Mutual Fund
Investment Class	$993,063,566	$1,061,714,440	$2,453,668	$32,033,142	$(616,489,454)	$(712,691,961)	$379,027,780	$381,055,621
Service Class	467,658,337	112,848,795	–	1,179,627	(114,848,491)	(24,266,592)	352,809,846	89,761,830
Consultant Class	67,621,287	120,725,607	–	9,815,593	(143,893,615)	(266,305,168)	(76,272,328)	(135,763,968)
R Class	7,013,579	9,973,997	–	83,639	(4,944,329)	(2,729,680)	2,069,250	7,327,956
K Class	2,188,355	735,763	–	2,441	(1,435,679)	(59,364)	752,676	678,840

Royce Micro-Cap Fund
Investment Class	274,755,883	288,905,142	10,180,845	15,158,660	(154,670,253)	(193,287,889)	130,266,475	110,775,913
Service Class	54,858,097	29,749,992	1,066,422	981,537	(24,077,605)	(12,795,571)	31,846,914	17,935,958
Consultant Class	22,597,949	23,823,202	1,080,120	3,922,114	(27,126,043)	(46,069,722)	(3,447,974)	(18,324,406)

Royce Premier Fund
Investment Class	963,110,437	846,255,465	–	39,811,261	(581,407,407)	(788,630,333)	381,703,030	97,436,393
Service Class	145,503,832	144,694,715	–	3,271,660	(59,919,196)	(96,735,015)	85,584,636	51,231,360
Consultant Class	25,689,866	5,879,276	–	489,267	(7,401,792)	(15,116,593)	18,288,074	(8,748,050)
Institutional Class	136,898,688	143,408,224	–	5,198,003	(96,211,164)	(94,685,868)	40,687,524	53,920,359
W Class	127,104,144	176,826,165	–	2,157,097	(123,907,685)	(161,214,987)	3,196,459	17,768,275
R Class	2,085,562	654,584	–	6,661	(195,179)	(197,035)	1,890,383	464,210
K Class	1,708,570	52,199	–	1,018	(452,072)	–	1,256,498	53,217

Royce Low-Priced Stock Fund
Investment Class	27,456,500	82,358,543	267,431	1,841,121	(32,773,940)	(16,095,874)	(5,050,009)	68,103,790
Service Class	569,977,299	506,286,631	3,156,857	52,750,174	(676,531,522)	(848,970,853)	(103,397,366)	(289,934,048)
Institutional Class	127,077,304	161,472,429	2,033,713	15,519,579	(301,299,357)	(154,031,340)	(172,188,340)	22,960,668
R Class	868,934	122,800	31	2,930	(85,214)	(96,673)	783,751	29,057
K Class	668,408	49,154	2,710	1,307	(121,860)	(958)	549,258	49,503

Royce Total Return Fund
Investment Class	609,097,390	865,492,870	35,441,140	65,733,092	(736,047,718)	(1,192,093,730)	(91,509,188)	(260,867,768)
Service Class	84,991,931	163,297,206	1,968,232	3,708,615	(71,940,232)	(187,763,268)	15,019,931	(20,757,447)
Consultant Class	22,731,048	57,230,782	1,607,528	2,384,513	(84,056,049)	(168,380,780)	(59,717,473)	(108,765,485)
Institutional Class	61,211,702	75,047,852	3,482,778	4,738,071	(42,057,336)	(61,361,896)	22,637,144	18,424,027
W Class	20,536,531	18,196,250	740,993	3,131,328	(48,725,266)	(145,779,876)	(27,447,742)	(124,452,298)
R Class	4,763,429	3,451,194	24,162	29,874	(2,348,313)	(497,443)	2,439,278	2,983,625
K Class	67,478,616	29,099,563	462,195	232,092	(52,302,289)	(11,159,442)	15,638,522	18,172,213

Royce Heritage Fund
Investment Class	1,706,371	896,743	–	150,327	(261,883)	(1,329,237)	1,444,488	(282,167)
Service Class	68,353,903	31,592,578	–	2,295,106	(15,518,846)	(16,517,784)	52,835,057	17,369,900
Consultant Class	1,536,327	1,749,410	–	163,597	(986,336)	(1,127,814)	549,991	785,193
R Class	746,648	100,000	–	2,463	(96,014)	–	650,634	102,463
K Class	304,274	100,017	–	2,464	(158,759)	–	145,515	102,481

Royce Opportunity Fund
Investment Class	151,455,534	205,989,767	87,471	37,594,680	(228,928,945)	(602,881,116)	(77,385,940)	(359,296,669)
Service Class	111,366,615	82,998,884	–	10,435,794	(91,371,033)	(76,286,389)	19,995,582	17,148,289
Consultant Class	1,680,560	2,586,419	–	271,289	(1,422,806)	(1,973,493)	257,754	884,215
Institutional Class	142,303,773	353,598,653	768,442	21,304,952	(145,467,912)	(124,057,183)	(2,395,697)	250,846,422
R Class	288,287	77,407	–	6,718	(56,494)	(81,664)	231,793	2,461
K Class	372,004	43,290	–	1,638	(166,731)	–	205,273	44,928
138 | The Royce Funds 2009 Annual Report to Shareholders

Capital Share Transactions (in dollars) (continued):
			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08

Royce Special Equity Fund
Investment Class	$521,753,915	$116,223,143	$3,134,446	$18,447,576	$(151,057,488)	$(109,512,278)	$373,830,873	$25,158,441
Service Class	59,459,845	8,311,735	203,927	328,220	(5,616,234)	(852,598)	54,047,538	7,787,357
Consultant Class	9,085,788	3,352,850	–	584,606	(3,418,316)	(4,686,972)	5,667,472	(749,516)
Institutional Class	97,475,741	71,912,240	1,111,120	9,971,276	(31,123,176)	(30,804,532)	67,463,685	51,078,984

Royce Value Fund
Investment Class	44,839,359	$20,284,929	–	–	(7,866,817)	(6,172,885)	36,972,542	14,112,044
Service Class	404,232,843	717,441,507	–	–	(265,784,589)	(290,037,085)	138,448,254	427,404,422
Consultant Class	8,183,054	13,772,896	–	–	(3,561,541)	(4,078,437)	4,621,513	9,694,459
Institutional Class	33,400,280	69,477,663	–	–	(30,018,340)	(71,029,002)	3,381,940	(1,551,339)
R Class	6,609,269	536,807	–	–	(1,361,423)	(177,784)	5,247,846	359,023
K Class	2,716,479	1,500,395	–	–	(604,158)	(54,211)	2,112,321	1,446,184

Royce Value Plus Fund
Investment Class	116,957,162	135,480,260	–	969,024	(42,376,398)	(33,609,910)	74,580,764	102,839,374
Service Class	673,823,258	1,002,587,147	–	34,303,127	(597,593,678)	(786,785,074)	76,229,580	250,105,200
Consultant Class	4,179,085	10,624,272	–	583,064	(8,185,325)	(12,256,495)	(4,006,240)	(1,049,159)
Institutional Class	202,406,452	126,972,630	–	2,264,078	(71,957,213)	(49,893,587)	130,449,239	79,343,121
R Class	508,814	534,180	–	7,652	(312,672)	(86,986)	196,142	454,846
K Class	1,161,025	49,853	–	905	(198,611)	(3)	962,414	50,755

Royce 100 Fund
Investment Class	13,884,627	11,321,414	–	229,149	(2,092,342)	(853,793)	11,792,285	10,696,770
Service Class	138,133,327	43,092,735	–	616,830	(19,452,204)	(11,889,606)	118,681,123	31,819,959
R Class	186,635	100,000	–	874	(19,981)	–	166,654	100,874
K Class	158,170	123,506	–	1,180	(129,325)	(32)	28,845	124,654

Royce Discovery Fund
Service Class	278,467	487,074	–	183,429	(318,922)	(702,678)	(40,455)	(32,175)

Royce Financial Services Fund
Service Class	6,254,114	12,304,748	106,477	174,285	(5,548,717)	(2,906,689)	811,874	9,572,344

Royce Dividend Value Fund
Investment Class	10,184,027	883,402	78,488	42,770	(577,704)	(122,842)	9,684,811	803,330
Service Class	9,567,065	4,600,024	99,681	88,300	(1,295,754)	(1,818,058)	8,370,992	2,870,266

Royce European Smaller-Companies Fund
Service Class	2,220,253	2,109,285	100,027	173,798	(1,413,630)	(3,530,610)	906,650	(1,247,527)

Royce Global Value Fund
Service Class	14,999,576	51,602,402	244,439	124,334	(13,038,113)	(14,370,360)	2,205,902	37,356,376

Royce SMid-Cap Value Fund
Service Class	858,186	30,725,742	7,287	10,823	(8,385,190)	(11,083,073)	(7,519,717)	19,653,492

Royce International Smaller-Companies Fund
Service Class	4,781,029	2,556,170	6,944	–	(629,658)	–	4,158,315	2,556,170

Royce Focus Value Fund
Service Class	3,721,032		152,281		(34,272)		3,839,041

Royce Partners Fund
Service Class	1,326,043		–		(7,830)		1,318,213

Capital Share Transactions (in shares):
			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08

Royce Pennsylvania Mutual Fund
Investment Class	128,954,661	115,530,772	269,928	4,920,959	(83,480,643)	(81,522,851)	45,743,946	38,928,880
Service Class	64,120,842	14,353,407	–	182,234	(16,174,620)	(2,887,282)	47,946,222	11,648,359
Consultant Class	9,653,720	13,965,875	–	1,630,625	(21,257,753)	(31,690,059)	(11,604,033)	(16,093,559)
R Class	913,488	1,037,233	–	12,967	(623,547)	(363,839)	289,941	686,361
K Class	311,883	118,996	–	410	(197,735)	(9,939)	114,148	109,467

The Royce Funds 2009 Annual Report to Shareholders | 139

Notes to Financial Statements (continued)

Capital Share Transactions (in shares) (continued):
			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08

Royce Micro-Cap Fund
Investment Class	24,606,119	21,295,732	770,692	1,846,365	(14,704,008)	(16,302,779)	10,672,803	6,839,318
Service Class	5,244,026	2,345,213	81,282	120,434	(2,281,052)	(1,022,828)	3,044,256	1,442,819
Consultant Class	2,179,405	2,081,028	89,935	523,647	(2,926,337)	(3,935,859)	(656,997)	(1,331,184)

Royce Premier Fund
Investment Class	69,138,504	52,098,296	–	3,477,987	(44,443,445)	(53,630,534)	24,695,059	1,945,749
Service Class	10,655,818	8,829,364	–	288,252	(4,543,363)	(6,124,520)	6,112,455	2,993,096
Consultant Class	1,919,946	376,362	–	45,261	(606,098)	(1,034,239)	1,313,848	(612,616)
Institutional Class	10,074,601	8,618,992	–	452,001	(7,246,499)	(6,243,554)	2,828,102	2,827,439
W Class	9,480,970	11,089,822	–	188,228	(9,091,961)	(11,289,827)	389,009	(11,777)
R Class	144,674	40,081	–	586	(13,329)	(13,689)	131,345	26,978
K Class	235,283	5,220	–	169	(58,922)	–	176,361	5,389

Royce Low-Priced Stock Fund
Investment Class	2,526,545	6,515,632	19,751	227,299	(2,889,842)	(1,637,027)	(343,546)	5,105,904
Service Class	51,509,283	40,842,696	233,496	6,520,590	(65,992,252)	(69,001,347)	(14,249,473)	(21,638,061)
Institutional Class	11,781,140	12,404,387	150,090	1,915,998	(24,363,674)	(12,918,784)	(12,432,444)	1,401,601
R Class	80,581	9,545	2	364	(7,398)	(8,048)	73,185	1,861
K Class	84,216	5,036	310	248	(15,303)	(182)	69,223	5,102

Royce Total Return Fund
Investment Class	66,691,360	75,955,557	4,096,644	6,377,966	(82,503,619)	(111,910,324)	(11,715,615)	(29,576,801)
Service Class	9,795,833	14,278,585	234,616	357,585	(8,010,935)	(17,626,370)	2,019,514	(2,990,200)
Consultant Class	2,463,647	5,320,312	200,193	202,133	(9,500,170)	(15,255,286)	(6,836,330)	(9,732,841)
Institutional Class	6,701,977	7,102,147	396,949	469,202	(4,612,272)	(5,457,181)	2,486,654	2,114,168
W Class	2,368,224	1,611,188	87,706	283,017	(5,513,102)	(13,724,141)	(3,057,172)	(11,829,936)
R Class	496,178	285,865	2,957	2,990	(243,470)	(46,300)	255,665	242,555
K Class	9,621,859	3,381,057	64,641	33,780	(6,642,677)	(1,348,415)	3,043,823	2,066,422

Royce Heritage Fund
Investment Class	161,964	100,363	–	20,259	(25,903)	(117,306)	136,061	3,317
Service Class	6,850,069	3,123,680	–	310,149	(1,594,394)	(1,601,203)	5,255,675	1,832,626
Consultant Class	182,279	182,369	–	26,009	(127,315)	(131,413)	54,964	76,965
R Class	88,228	10,000	–	425	(10,425)	–	77,803	10,425
K Class	38,592	10,003	–	424	(18,678)	–	19,914	10,427

Royce Opportunity Fund
Investment Class	22,727,090	23,123,007	10,220	7,093,336	(34,528,859)	(66,393,718)	(11,791,549)	(36,177,375)
Service Class	17,769,715	10,009,385	–	2,010,750	(13,752,892)	(9,343,606)	4,016,823	2,676,530
Consultant Class	234,503	317,399	–	52,575	(237,198)	(241,647)	(2,695)	128,327
Institutional Class	20,709,406	36,096,086	89,250	4,004,690	(20,845,121)	(14,766,130)	(46,465)	25,334,646
R Class	35,999	13,936	–	1,282	(9,225)	(11,549)	26,774	3,669
K Class	51,871	4,331	–	337	(21,863)	–	30,008	4,668

Royce Special Equity Fund
Investment Class	34,709,215	7,329,895	184,923	1,400,727	(9,855,702)	(6,732,331)	25,038,436	1,998,291
Service Class	3,787,341	580,180	12,046	24,922	(356,802)	(58,643)	3,442,585	546,459
Consultant Class	613,647	226,038	–	45,248	(241,164)	(299,993)	372,483	(28,707)
Institutional Class	6,212,829	4,326,777	65,786	759,427	(2,063,317)	(1,851,202)	4,215,298	3,235,002

Royce Value Fund
Investment Class	4,896,838	2,171,885	–	–	(994,635)	(703,518)	3,902,203	1,468,367
Service Class	48,816,094	72,536,923	–	–	(33,117,885)	(34,248,873)	15,698,209	38,288,050
Consultant Class	973,408	1,459,274	–	–	(489,694)	(503,395)	483,714	955,879
Institutional Class	3,904,032	7,237,520	–	–	(3,785,684)	(7,209,389)	118,348	28,131
R Class	713,415	61,316	–	–	(152,162)	(23,806)	561,253	37,510
K Class	385,079	271,742	–	–	(88,792)	(9,747)	296,287	261,995

Royce Value Plus Fund
Investment Class	12,430,441	13,812,240	–	130,949	(4,582,728)	(3,487,543)	7,847,713	10,455,646
Service Class	73,697,489	87,636,637	–	4,654,248	(65,796,465)	(72,045,823)	7,901,024	20,245,062
Consultant Class	460,614	914,435	–	80,645	(949,469)	(1,128,796)	(488,855)	(133,716)
Institutional Class	21,362,295	11,639,085	–	306,371	(7,706,026)	(4,355,962)	13,656,269	7,589,494
R Class	53,631	42,359	–	1,043	(37,793)	(8,489)	15,838	34,913
K Class	190,221	5,172	–	168	(29,640)	(1)	160,581	5,339

140 | The Royce Funds 2009 Annual Report to Shareholders

Capital Share Transactions (in shares) (continued):
			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08

Royce 100 Fund
Investment Class	2,037,878	1,954,492	–	42,123	(352,066)	(133,628)	1,685,812	1,862,987
Service Class	20,228,994	5,784,575	–	113,597	(2,905,008)	(1,737,562)	17,323,986	4,160,610
R Class	23,103	10,000	–	133	(2,167)	–	20,936	10,133
K Class	19,972	13,540	–	179	(14,326)	(5)	5,646	13,714

Royce Discovery Fund
Service Class	78,799	100,173	–	56,267	(84,145)	(155,222)	(5,346)	1,218

Royce Financial Services Fund
Service Class	1,286,610	2,147,159	19,609	43,354	(1,126,842)	(635,569)	179,377	1,554,944

Royce Dividend Value Fund
Investment Class	2,112,380	185,900	16,916	8,999	(122,659)	(29,274)	2,006,637	165,625
Service Class	2,036,287	941,110	23,076	18,121	(280,462)	(373,310)	1,778,901	585,921

Royce European Smaller-Companies Fund
Service Class	292,045	232,131	12,553	36,359	(228,860)	(423,092)	75,738	(154,602)

Royce Global Value Fund
Service Class	1,694,091	4,746,900	23,302	21,290	(1,630,911)	(1,910,404)	86,482	2,857,786

Royce SMid-Cap Value Fund
Service Class	110,575	3,150,977	835	1,617	(1,291,805)	(1,299,112)	(1,180,395)	1,853,482

Royce International Smaller-Companies Fund
Service Class	535,293	280,624	670	–	(66,043)	–	469,920	280,624

Royce Focus Value Fund
Service Class	315,435		10,531		(2,377)		323,589

Royce Partners Fund
Service Class	130,517		–		(688)		129,829

Investment Advisor and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2010, is shown below to the extent that it impacted net expenses for the period ended December 31, 2009. See the Prospectus for contractual waiver expiration dates.

		Committed net annual							Period ended
	Annual contractual	operating expense ratio cap[c]							December 31, 2009
	advisory fee as a
	percentage of	Investment	Service	Consultant	Institutional				Net advisory	Advisory fees
	average net assets[a]	Class	Class	Class	Class	W Class	R Class	K Class	fees	waived
Royce Pennsylvania Mutual Fund	0.76%[b]	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	$28,127,149	$–
Royce Micro-Cap Fund	1.30%	N/A	1.66%	N/A	N/A	N/A	N/A	N/A	10,041,462	–
Royce Premier Fund	0.97%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	39,290,968	–
Royce Low-Priced Stock Fund	1.14%	1.24%	1.49%	N/A	N/A	N/A	1.84%	1.59%	31,952,913	–
Royce Total Return Fund	0.98%	N/A	N/A	N/A	N/A	N/A	1.84%	N/A	34,080,026	–
Royce Heritage Fund	1.00%	1.24%	N/A	2.49%	N/A	N/A	1.84%	1.59%	1,332,969	–
Royce Opportunity Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	12,983,501	–
Royce Special Equity Fund	1.00%	N/A	1.39%	N/A	N/A	N/A	N/A	N/A	7,941,681	–
Royce Value Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	10,934,125	–
Royce Value Plus Fund	0.99%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	24,674,638	–
Royce 100 Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	1.84%	1.59%	1,246,529	–
Royce Discovery Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	–	25,295
Royce Financial Services Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	49,893	67,986
Royce Dividend Value Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	N/A	N/A	74,975	63,568
Royce European Smaller-
Companies Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	N/A	N/A	–	58,915
Royce Global Value Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	N/A	N/A	411,336	56,834
Royce SMid-Cap Value Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	37,946	44,683

The Royce Funds 2009 Annual Report to Shareholders | 141

Notes to Financial Statements (continued)

Investment Adviser (continued):
		Committed net annual							Period ended
	Annual contractual	operating expense ratio cap[c]							December 31, 2009
	advisory fee as a
	percentage of	Investment	Service	Consultant	Institutional				Net advisory	Advisory fees
	average net assets[a]	Class	Class	Class	Class	W Class	R Class	K Class	fees	waived
Royce International Smaller-
Companies Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	N/A	N/A	$–	$56,061
Royce Focus Value Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	–	25,777
Royce Partners Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	–	8,618

[a]
From a base annual rate of 1.00% (1.30% for Royce Micro-Cap Fund, 1.15% for Royce Low-Priced Stock Fund and 1.25% for Royce European Smaller-Companies Fund, Royce Global Value Fund and Royce International Smaller-Companies Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion - .05% per annum; more than $4 billion to $6 billion - .10% per annum; over $6 billion - .15% per annum.

[b]
Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[c]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

		Period ended December 31, 2009

	Annual contractual distribution fee as a	Net distribution	Distribution fees
	percentage of average net assets	fees	waived
Royce Pennsylvania Mutual Fund – Service Class	0.25%	$778,187	$60,763
Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	6,541,974	–
Royce Pennsylvania Mutual Fund – R Class	0.50%	39,085	–
Royce Pennsylvania Mutual Fund – K Class	0.25%	2,819	449
Royce Micro-Cap Fund – Service Class	0.25%	136,900	–
Royce Micro-Cap Fund – Consultant Class	1.00%	1,170,628	–
Royce Premier Fund – Service Class	0.25%	635,635	44,829
Royce Premier Fund – Consultant Class	1.00%	384,906	–
Royce Premier Fund – R Class	0.50%	5,399	–
Royce Premier Fund – K Class	0.25%	1,651	45
Royce Low-Priced Stock Fund – Service Class	0.25%	4,794,852	439,679
Royce Low-Priced Stock Fund – R Class	0.50%	2,953	–
Royce Low-Priced Stock Fund – K Class	0.25%	520	23
Royce Total Return Fund – Service Class	0.25%	460,236	–
Royce Total Return Fund – Consultant Class	1.00%	3,353,828	–
Royce Total Return Fund – R Class	0.50%	20,715	–
Royce Total Return Fund – K Class	0.25%	104,098	–
Royce Heritage Fund – Service Class	0.25%	197,921	102,126
Royce Heritage Fund – Consultant Class	1.00%	56,340	–
Royce Heritage Fund – R Class	0.50%	1,390	73
Royce Heritage Fund – K Class	0.25%	365	36
Royce Opportunity Fund – Service Class	0.25%	571,401	–
Royce Opportunity Fund – Consultant Class	1.00%	54,732	–
Royce Opportunity Fund – R Class	0.50%	388	72
Royce Opportunity Fund – K Class	0.25%	309	13
Royce Special Equity Fund – Service Class	0.25%	73,582	5,830
Royce Special Equity Fund – Consultant Class	1.00%	148,092	–
Royce Value Fund – Service Class	0.25%	2,108,810	148,032
Royce Value Fund – Consultant Class	1.00%	199,754	–
Royce Value Fund – R Class	0.50%	8,899	–
Royce Value Fund – K Class	0.25%	5,861	1,023
Royce Value Plus Fund – Service Class	0.25%	4,790,547	331,556
Royce Value Plus Fund – Consultant Class	1.00%	275,072	–
Royce Value Plus Fund – R Class	0.50%	1,735	–
Royce Value Plus Fund – K Class	0.25%	1,992	28
Royce 100 Fund – Service Class	0.25%	225,082	28,266
Royce 100 Fund – R Class	0.50%	649	78
Royce 100 Fund – K Class	0.25%	356	48
Royce Discovery Fund – Service Class	0.25%	6,324	–
Royce Financial Services Fund – Service Class	0.25%	29,470	–
Royce Dividend Value Fund – Service Class	0.25%	18,046	3,770
Royce European Smaller-Companies Fund – Service Class	0.25%	11,783	–

142 | The Royce Funds 2009 Annual Report to Shareholders

Distributor (continued):
		Period ended December 31, 2009

	Annual contractual distribution fee as a	Net distribution	Distribution fees
	percentage of average net assets	fees	waived
Royce Global Value Fund – Service Class	0.25%	$78,390	$15,244
Royce SMid-Cap Value Fund – Service Class	0.25%	20,657	–
Royce International Smaller-Companies Fund – Service Class	0.25%	10,107	1,105
Royce Focus Value Fund – Service Class	0.25%	–	6,445
Royce Partners Fund – Service Class	0.25%	–	2,164

Purchases and Sales of Investment Securities:
     For the period ended December 31, 2009, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales		Purchases	Sales
Royce Pennsylvania Mutual Fund	$1,386,096,740	$814,555,703	Royce Discovery Fund	$315,369	$388,344
Royce Micro-Cap Fund	278,357,540	232,973,616	Royce Financial Services Fund	4,017,527	3,581,342
Royce Premier Fund	590,859,331	506,796,450	Royce Dividend Value Fund	23,147,095	5,410,688
Royce Low-Priced Stock Fund	572,775,581	999,797,174	Royce European Smaller-
Royce Total Return Fund	659,573,655	868,822,882	Companies Fund	2,539,420	2,229,709
Royce Heritage Fund	124,310,146	75,446,965	Royce Global Value Fund	25,050,269	27,256,255
Royce Opportunity Fund	544,213,597	633,206,105	Royce SMid-Cap Value Fund	16,927,730	25,047,097
Royce Special Equity Fund	478,822,916	62,617,487	Royce International Smaller-
Royce Value Fund	613,439,801	505,159,685	Companies Fund	4,960,934	1,505,308
Royce Value Plus Fund	1,196,383,858	907,108,644	Royce Focus Value Fund	3,469,363	548,841
Royce 100 Fund	153,175,840	45,421,139	Royce Partners Fund	917,394	97,624

Class Specific Expenses:
     Class specific expenses, for Funds with multiple classes, were as follows for the year ended December 31, 2009:

					Transfer		Expenses
	Net				Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Pennsylvania Mutual Fund – Investment Class	$–	$2,578,429	$928,980	$93,720	$–	$3,601,129	$–
Royce Pennsylvania Mutual Fund – Service Class	778,187	440,624	450,941	32,301	–	1,702,053	–
Royce Pennsylvania Mutual Fund – Consultant Class	6,541,974	262,943	346,491	24,964	–	7,176,372	–
Royce Pennsylvania Mutual Fund – R Class	39,085	50,019	1,340	123	–	90,567	8,334
Royce Pennsylvania Mutual Fund – K Class	2,819	9,426	367	45	(3)	12,654	2,262
	7,362,065	3,341,441	1,728,119	151,153	(3)		10,596
Royce Micro-Cap Fund – Investment Class	–	677,520	399,112	75,511	–	1,152,143	–
Royce Micro-Cap Fund – Service Class	136,900	74,247	7,887	13,130	–	232,164	60,022
Royce Micro-Cap Fund – Consultant Class	1,170,628	54,609	56,913	18,035	–	1,300,185	–
	1,307,528	806,376	463,912	106,676	–		60,022
Royce Premier Fund – Investment Class	–	3,084,343	1,357,311	79,951	–	4,521,605	–
Royce Premier Fund – Service Class	635,635	390,734	101,641	27,209	–	1,155,219	–
Royce Premier Fund – Consultant Class	384,906	23,668	16,474	11,825	–	436,873	–
Royce Premier Fund – Institutional Class	–	11,238	76,556	1,880	–	89,674	–
Royce Premier Fund – W Class	–	10,334	143,602	11,168	–	165,104	–
Royce Premier Fund – R Class	5,399	7,926	254	90	(3)	13,666	4,480
Royce Premier Fund – K Class	1,651	7,394	397	62	(1)	9,503	5,401
	1,027,591	3,535,637	1,696,235	132,185	(4)		9,881
Royce Low-Priced Stock Fund – Investment Class	–	49,835	11,356	10,293	–	71,484	20,258
Royce Low-Priced Stock Fund – Service Class	4,794,852	2,932,856	751,517	42,724	–	8,521,949	2,010,315
Royce Low-Priced Stock Fund – Institutional Class	–	10,205	398,015	352	–	408,572	–
Royce Low-Priced Stock Fund – R Class	2,953	7,675	268	38	(1)	10,933	6,948
Royce Low-Priced Stock Fund – K Class	520	6,901	319	27	(1)	7,766	6,828
	4,798,325	3,007,472	1,161,475	53,434	(2)		2,044,349

The Royce Funds 2009 Annual Report to Shareholders | 143

Notes to Financial Statements (continued)

Class Specific Expenses (continued):
					Transfer		Expenses
	Net				Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Total Return Fund – Investment Class	$–	$2,859,294	$1,000,301	$89,859	$–	$3,949,454	$–
Royce Total Return Fund – Service Class	460,236	215,989	43,866	14,961	–	735,052	–
Royce Total Return Fund – Consultant Class	3,353,828	130,771	183,417	13,525	–	3,681,541	–
Royce Total Return Fund – Institutional Class	–	13,458	20,499	4,041	–	37,998	–
Royce Total Return Fund – W Class	–	8,869	37,158	10,691	–	56,718	–
Royce Total Return Fund – R Class	20,715	12,913	765	93	–	34,486	323
Royce Total Return Fund – K Class	104,098	62,014	735	1,080	–	167,927	–
	3,938,877	3,303,308	1,286,741	134,250	–		323
Royce Heritage Fund – Investment Class	–	7,642	754	9,799	–	18,195	7,122
Royce Heritage Fund – Service Class	197,921	125,342	57,243	30,279	(7)	410,778	–
Royce Heritage Fund – Consultant Class	56,340	11,178	5,564	9,265	(2)	82,345	3,352
Royce Heritage Fund – R Class	1,390	6,861	327	24	(1)	8,601	6,325
Royce Heritage Fund – K Class	365	6,895	301	4	(1)	7,564	6,744
	256,016	157,918	64,189	49,371	(11)		23,543
Royce Opportunity Fund – Investment Class	–	926,216	285,896	36,591	–	1,248,703	–
Royce Opportunity Fund – Service Class	571,401	316,117	88,477	15,797	–	991,792	–
Royce Opportunity Fund – Consultant Class	54,732	9,101	4,036	9,382	–	77,251	–
Royce Opportunity Fund – Institutional Class	–	11,568	8,543	(272)	–	19,839	–
Royce Opportunity Fund – R Class	388	7,270	454	3	(5)	8,110	7,355
Royce Opportunity Fund – K Class	309	6,884	305	11	(4)	7,505	6,765
	626,830	1,277,156	387,711	61,512	(9)		14,120
Royce Special Equity Fund – Investment Class	–	485,032	202,259	70,544	(913)	756,922	–
Royce Special Equity Fund – Service Class	73,582	46,843	12,344	17,285	(57)	149,997	35,337
Royce Special Equity Fund – Consultant Class	148,092	12,309	5,911	11,109	–	177,421	–
Royce Special Equity Fund – Institutional Class	–	11,557	4,203	2,584	–	18,344	–
	221,674	555,741	224,717	101,522	(970)		35,337
Royce Value Fund – Investment Class	–	19,908	4,280	12,046	–	36,234	–
Royce Value Fund – Service Class	2,108,810	1,231,306	378,735	54,926	–	3,773,777	–
Royce Value Fund – Consultant Class	199,754	15,562	11,860	11,118	(7)	238,287	–
Royce Value Fund – Institutional Class	–	8,738	1,419	187	–	10,344	–
Royce Value Fund – R Class	8,899	8,527	442	235	(1)	18,102	4,149
Royce Value Fund – K Class	5,861	11,662	500	95	(10)	18,108	2,903
	2,323,324	1,295,703	397,236	78,607	(18)		7,052
Royce Value Plus Fund – Investment Class	–	39,033	11,262	17,170	–	67,465	–
Royce Value Plus Fund – Service Class	4,790,547	2,939,345	1,027,719	55,345	–	8,812,956	–
Royce Value Plus Fund – Consultant Class	275,072	17,502	20,784	9,756	–	323,114	–
Royce Value Plus Fund – Institutional Class	–	24,080	46,527	6,663	–	77,270	–
Royce Value Plus Fund – R Class	1,735	7,479	256	5	(1)	9,474	6,650
Royce Value Plus Fund – K Class	1,992	7,982	608	48	(11)	10,619	6,946
	5,069,346	3,035,421	1,107,156	88,987	(12)		13,596
Royce 100 Fund – Investment Class	–	20,277	3,881	12,914	(20)	37,052	–
Royce 100 Fund – Service Class	225,082	145,273	58,281	36,672	(405)	464,903	17,782
Royce 100 Fund – R Class	649	6,972	332	7	(1)	7,959	6,812
Royce 100 Fund – K Class	356	6,893	318	2	(2)	7,567	6,706
	226,087	179,415	62,812	49,595	(428)		31,300
Royce Dividend Value Fund – Investment Class	–	10,424	1,645	12,136	–	24,205	2,015
Royce Dividend Value Fund – Service Class	18,046	19,550	6,866	15,442	–	59,904	1,965
	18,046	29,974	8,511	27,578	–		3,980

Tax Information:
     At December 31, 2009, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Pennsylvania Mutual Fund	$4,562,149,208	$465,187,622	$923,674,411	$458,486,789
Royce Micro-Cap Fund	1,023,620,726	90,153,647	212,275,969	122,122,322
Royce Premier Fund	4,323,441,452	1,021,383,953	1,178,979,671	157,595,718
Royce Low-Priced Stock Fund	3,070,664,285	524,244,618	845,476,449	321,231,831
Royce Total Return Fund	3,476,411,620	543,897,766	887,419,890	343,522,124

144 | The Royce Funds 2009 Annual Report to Shareholders

Tax Information (continued):

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Heritage Fund	$174,158,761	$33,612,218	$39,635,966	$6,023,748
Royce Opportunity Fund	1,836,614,167	(104,561,096)	251,746,298	356,307,394
Royce Special Equity Fund	998,471,800	215,919,591	234,214,660	18,295,069
Royce Value Fund	1,341,225,132	114,039,290	180,980,314	66,941,024
Royce Value Plus Fund	3,298,184,811	(37,634,319)	375,295,257	412,929,576
Royce 100 Fund	202,385,933	29,487,579	31,745,283	2,257,704
Royce Discovery Fund	3,200,506	(269,503)	513,007	782,510
Royce Financial Services Fund	13,134,727	401,039	1,633,218	1,232,179
Royce Dividend Value Fund	26,870,482	2,457,456	3,185,093	727,637
Royce European Smaller-Companies Fund	6,758,570	106,752	672,577	565,825
Royce Global Value Fund	48,055,835	2,740,843	6,635,404	3,894,561
Royce SMid-Cap Value Fund	6,643,959	641,898	739,042	97,144
Royce International Smaller-Companies Fund	6,754,040	1,105,921	1,290,052	184,131
Royce Focus Value Fund	3,865,249	926,611	965,851	39,240
Royce Partners Fund	1,338,092	181,809	187,605	5,796

     The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold, dividends accrued from Real Estate Investment Trusts, investments in publicly traded partnerships and mark-to-market of Passive Foreign Investment Companies.

     Distributions during the periods ended December 31, 2009 and 2008 were characterized as follows for tax purposes:

	Ordinary Income		Long-Term Capital Gains		Return of Capital

	2009	2008	2009	2008	2009	2008
Royce Pennsylvania Mutual Fund	$2,801,892	$2,998,626	$–	$43,893,485	$–	$–
Royce Micro-Cap Fund	13,343,912	6,036,143	–	15,031,096	–	–
Royce Premier Fund	–	840,980	–	53,807,077	–	–
Royce Low-Priced Stock Fund	5,548,343	–	–	70,859,716	–	–
Royce Total Return Fund	47,817,107	85,669,461	–	1,567,916	–	–
Royce Heritage Fund	–	356,111	–	2,289,095	–	–
Royce Opportunity Fund	869,749	17,255,901	–	54,573,463	–	–
Royce Special Equity Fund	4,868,728	8,497,003	–	22,309,106	–	–
Royce Value Fund	–	–	–	–	–	–
Royce Value Plus Fund	–	14,452,516	–	27,934,405	–	–
Royce 100 Fund	–	250,745	–	608,670	–	–
Royce Discovery Fund	–	70,913	–	113,547	–	–
Royce Financial Services Fund	107,275	133,233	–	44,472	–	–
Royce Dividend Value Fund	179,932	130,162	–	2,146	–	–
Royce European Smaller-Companies Fund	101,039	173,259	–	–	–	2,372
Royce Global Value Fund	252,560	125,930	–	–	–	–
Royce SMid-Cap Value Fund	7,303	10,890	–	–	–	–
Royce International Smaller-Companies Fund	11,461	–	–	–	–	–
Royce Focus Value Fund	152,343		–		–
Royce Partners Fund	–		–		–

     The tax basis components of distributable earnings at December 31, 2009 were as follows:

		Undistributed
		Long-Term
		Capital Gains or
	Undistributed	(Capital Loss	Capital Loss	Capital Loss	Net Unrealized	Total	Post-October
	Ordinary	Carryforward	Carryforward	Carryforward	Appreciation	Distributable	Loss
	Income	to 12/31/15)	to 12/31/16	to 12/31/17	(Depreciation)(1)	Earnings	Deferrals(2)
Royce Pennsylvania Mutual Fund	$5,122,426	$–	$(29,468,869)	$(271,419,640)	$465,194,795	$169,428,712	$653
Royce Micro-Cap Fund	4,401,041	–	(10,445,226)	(65,347,051)	90,089,334	18,698,098	40,090
Royce Premier Fund	–	–	(652,311)	–	1,021,400,830	1,020,748,519	247
Royce Low-Priced Stock Fund	12,050,613	–	(26,404,441)	(115,711,335)	524,250,366	394,185,203	12,565
Royce Total Return Fund	12,296,419	–	(22,310,380)	(201,177,922)	537,385,918	326,194,035	50,083,961
Royce Heritage Fund	95,035	–	(9,559,292)	(8,038,868)	33,614,674	16,111,549	5,373
Royce Opportunity Fund	–	–	(33,225,610)	(227,958,016)	(104,561,095)	(365,744,721)	6,851,134
Royce Special Equity Fund	146,224	–	(8,375,654)	–	215,919,588	207,690,158	379,762
Royce Value Fund	–	–	(31,934,011)	(127,752,694)	114,041,080	(45,645,625)	–

The Royce Funds 2009 Annual Report to Shareholders | 145

Notes to Financial Statements (continued)

Tax Information (continued):
		Undistributed
		Long-Term
		Capital Gains or
	Undistributed	(Capital Loss	Capital Loss	Capital Loss	Net Unrealized	Total	Post-October
	Ordinary	Carryforward	Carryforward	Carryforward	Appreciation	Distributable	Loss
	Income	to 12/31/15)	to 12/31/16	to 12/31/17	(Depreciation)(1)	Earnings	Deferrals(2)
Royce Value Plus Fund	$10,934,466	$–	$(51,575,804)	$(371,676,453)	$(37,629,029)	$(449,946,820)	$566,412
Royce 100 Fund	–	–	(91,157)	(658,746)	29,477,255	28,727,352	1,109
Royce Discovery Fund	–	–	(240,954)	(344,096)	(269,503)	(854,553)	–
Royce Financial Services Fund	30,504	–	(76,436)	(1,358,152)	401,409	(1,002,675)	272,704
Royce Dividend Value Fund	26,931	–	(83,187)	(478,235)	2,463,030	1,928,539	2,138
Royce European Smaller-
Companies Fund	26,249	(13,687)	(1,217,027)	(1,537,904)	106,795	(2,635,574)	114,910
Royce Global Value Fund	302,356	–	(2,308,562)	(9,673,700)	2,741,497	(8,938,409)	165,800
Royce SMid-Cap Value Fund	–	–	(2,374,394)	(3,957,840)	252,189	(6,080,045)	73,803
Royce International Smaller-
Companies Fund	99,183	–	–	–	1,105,724	1,204,907	50,976
Royce Focus Value Fund	29,882	–	–	–	926,624	956,506	7
Royce Partners Fund	1,048	162	–	–	181,749	182,959	–

(1)
Includes timing differences on foreign currency, recognition of losses on securities sold, mark-to-market of Passive Foreign Investment Companies and investments in Real Estate Investment Trusts and publicly traded partnerships.

(2)
Under the current tax law, capital losses, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the period ended December 31, 2009, the Funds recorded the following permanent reclassifications, which relate primarily to current net operating losses, distribution reclassifications, Real Estate Investment Trusts, publicly traded parterships, foreign currency transactions and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid–in
	Income (Loss)	Gain (Loss)	Capital
Royce Pennsylvania Mutual Fund	$2,823,096	$3,056	$(2,826,152)
Royce Micro-Cap Fund	8,363,529	(8,363,529)	–
Royce Premier Fund	1,893,337	3,960,678	(5,854,015)
Royce Low-Priced Stock Fund	80,854	(1,177,748)	1,096,894
Royce Total Return Fund	(1,591,955)	1,711,726	(119,771)
Royce Heritage Fund	4,222	23,762	(27,984)
Royce Opportunity Fund	5,643,731	150,136	(5,793,867)
Royce Special Equity Fund	–	–	–
Royce Value Fund	1,016,220	83,894	(1,100,114)
Royce Value Plus Fund	244,782	(244,782)	–
Royce 100 Fund	273,136	24,983	(298,119)
Royce Discovery Fund	7,605	–	(7,605)
Royce Financial Services Fund	2,549	(4,153)	1,604
Royce Dividend Value Fund	(5,826)	10,694	(4,868)
Royce European Smaller-Companies Fund	29,749	(29,749)	–
Royce Global Value Fund	72,043	(72,043)	–
Royce SMid-Cap Value Fund	16,408	1,262	(17,670)
Royce International Smaller-Companies Fund	3,687	(3,683)	(4)
Royce Focus Value Fund	(526)	526	–
Royce Partners Fund	6,112	(6,112)	–

     Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2006 – 2009) and has concluded that as of December 31, 2009, no provision for income tax is required in the Funds’ financial statements.

146 | The Royce Funds 2009 Annual Report to Shareholders

Transactions in Affiliated Companies:
     An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2009:

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/08	12/31/08	Purchases	Sales	(Loss)	Income	12/31/09	12/31/09
Royce Pennsylvania Mutual Fund
Ethan Allen Interiors	1,042,503	$14,980,768	$9,361,348	$4,881,197	$(2,805,613)	$468,069	1,587,541	$21,304,800
Harbinger Group	1,009,600	6,087,888	–	–	–	–	1,009,600	7,087,392
Home Diagnostics	878,647	4,366,876	–	–	–	–	878,647	5,359,747
Nutraceutical International	737,810	5,673,759	–	–	–	–	737,810	9,126,710
Obagi Medical Products	750,700	5,600,222	2,658,927	236,672	32,336	–	1,143,524	13,722,288
Pervasive Software	1,461,500	6,182,145	–	–	–	–	1,461,500	7,044,430
Rimage Corporation	603,803	8,096,998	1,092,605	676,666	(188,938)	–	648,314	11,241,765
Stanley Furniture	689,924	5,464,198	–	–	–	–	689,924	7,002,729
U.S. Physical Therapy	905,675	12,072,648	–	–	–	–	905,675	15,333,078
Universal Stainless & Alloy Products*	380,527	5,513,836	–	12,792,518	(7,164,119)	–
Weyco Group	590,500	19,516,025	–	–	–	348,395	590,500	13,959,420
Winnebago Industries*	1,840,300	11,097,009	10,136	7,665,493	(5,285,572)	–
		104,652,372			(15,411,906)	816,464		111,182,359
Royce Micro-Cap Fund
Arctic Cat	974,200	4,666,418	288,000	6,833	(3,630)	–	1,013,800	9,286,408
AS Creation Tapeten*	157,400	3,951,574	202,215	2,355,092	(1,309,431)	215,812
Cache	779,000	1,573,580	–	114,426	164,214	–	708,800	3,239,216
CryptoLogic	726,975	1,664,773	228,792	123,405	(62,744)	58,768	751,575	2,750,765
GP Strategies	660,700	2,973,150	1,960,168	111,490	2,042	–	1,028,900	7,747,617
Graham Corporation*	261,700	2,831,594	3,375,173	1,623,501	281,134	28,716
Key Technology	208,043	3,929,932	2,612,806	–	–	–	405,314	4,725,961
LaCrosse Footwear	487,269	6,081,117	417,369	–	–	248,038	522,669	6,648,350
PDI	334,200	1,340,142	1,847,397	–	–	–	740,394	3,568,699
PLATO Learning*	1,315,000	1,578,000	–	4,084,950	(2,122,808)	–
TGC Industries	1,115,613	2,309,319	1,089,555	4	(1)	–	1,405,193	5,494,305
ULURU	3,344,310	936,407	161,882	–	–	–	4,423,519	928,939
Willdan Group*	424,900	807,310	–	3,896,059	(3,390,503)	–
World Energy Solutions	3,781,000	1,087,286	283,799	–	–	–	428,100	1,232,928
		35,730,602			(6,441,727)	551,334		45,623,188
Royce Premier Fund
Arkansas Best	2,056,902	61,933,319	–	6,666,563	(2,343,170)	1,189,141	1,906,902	56,120,126
Cabot Microelectronics	1,886,200	49,173,234	11,474,690	4,780,418	(678,706)	–	2,086,191	68,760,855
Cal-Maine Foods			48,551,504	–	–	73,751	1,712,686	58,368,339
Ceradyne*	2,495,700	50,687,667	–	87,689,362	(39,036,476)	–
Cognex Corporation	2,937,717	43,478,212	277,485	–	–	885,815	2,957,717	52,410,745
Dionex Corporation	1,227,700	55,062,345	2,982,559	–	–	–	1,294,500	95,624,715
Ethan Allen Interiors*	1,454,100	20,895,417	4,240,715	52,537,262	(29,233,294)	723,630
Fossil	4,170,790	69,652,193	–	20,027,682	(2,985,586)	–	3,548,290	119,080,612
Knight Capital Group Cl. A*	4,667,200	75,375,280	–	–	–	–
Lincoln Electric Holdings	2,469,597	125,776,575	2,315,286	–	–	2,706,276	2,512,497	134,318,090
MKS Instruments	2,941,910	43,510,849	–	–	–	–	2,941,910	51,218,653
Nu Skin Enterprises Cl. A	4,086,500	42,622,195	–	16,253,943	(2,441,845)	1,750,875	3,381,500	90,860,905
Pan American Silver*	5,380,744	91,849,300	4,052,894	39,091,998	(6,507,460)	–
ProAssurance Corporation	1,633,449	86,213,438	–	–	–	–	1,633,449	87,732,546
Sanderson Farms	1,142,000	39,467,520	36,855,931	–	–	887,403	1,957,391	82,523,605
Schnitzer Steel Industries Cl. A	1,715,600	64,592,340	4,994,538	17,163,721	(7,607,584)	109,502	1,635,238	78,000,853
Seabridge Gold			53,593,068	–	–	–	2,103,900	51,061,653
Silver Standard Resources	3,827,399	61,008,740	5,281,736	–	–	–	4,116,399	90,025,646
Simpson Manufacturing	3,358,986	93,245,451	–	1,673,679	(243,046)	1,338,594	3,308,986	88,978,634
Thor Industries	3,979,300	52,447,174	–	8,618,877	(3,065,128)	2,951,104	3,754,300	117,885,020
Timberland Company (The) Cl. A*	2,893,900	33,424,545	–	10,329,196	(4,916,133)	–
Unit Corporation	2,920,474	78,035,065	–	–	–	–	2,920,474	124,120,145
Woodward Governor	3,841,024	88,420,373	–	–	–	921,846	3,841,024	98,983,188
		1,326,871,232			(99,058,428)	13,537,937		1,546,074,330
Royce Low-Priced Stock Fund
Alamos Gold*	5,048,400	35,782,503	–	2,011,813	530,947	–
Caliper Life Sciences*	2,431,229	2,358,292	969,530	5,525,319	(4,681,877)	–

The Royce Funds 2009 Annual Report to Shareholders | 147

Notes to Financial Statements (continued)

Transactions in Affiliated Companies (continued):
		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/08	12/31/08	Purchases	Sales	(Loss)	Income	12/31/09	12/31/09
Royce Low-Priced Stock Fund (continued)
Castle (A.M.) & Co.	2,239,667	$24,255,593	$–	$9,517,691	$(6,108,404)	$131,380	1,849,667	$25,321,941
Ceradyne			31,107,915	–		–	1,583,100	30,411,351
CEVA*	1,281,400	8,969,800	–	3,752,475	629,150	–
Cross Country Healthcare	2,215,704	19,476,038	885,858	–	–	–	2,328,100	23,071,471
DivX*	2,187,507	11,440,661	–	10,547,594	(7,103,702)	–
Gammon Gold*	7,283,100	39,838,557	2,843,739	19,392,892	(1,842,256)	–
Hecla Mining*	9,086,000	25,440,800	–	29,132,069	(6,757,255)	–
Houston Wire & Cable	1,291,200	12,021,072	2,112,809	–	–	439,008	1,465,700	17,441,830
Imperial Sugar	718,360	10,301,282	1,507,500	2,953,592	597,509	101,786	713,740	12,447,625
Integral Systems	354,294	4,269,243	9,796,047	–	–	–	1,366,294	11,832,106
iPass*	3,526,917	4,302,839	–	13,380,605	(10,740,665)	668,680
KKR Financial Holdings*	9,036,960	14,278,397	–	43,465,997	(32,152,131)	329,348
Korn/Ferry International*	2,776,663	31,709,491	–	21,464,838	(10,186,439)	–
KVH Industries	1,150,200	5,958,036	–	700,172	(10,578)	–	1,100,200	16,227,950
LECG Corporation	1,722,490	11,557,908	–	–	–	–	1,722,490	5,150,245
Natuzzi ADR*	3,015,400	7,236,960	–	5,940,338	260,962	–
NetList*	1,620,100	484,410	–	4,795,496	(4,441,516)	–
New Frontier Media	2,126,488	3,615,030	–	404,513	(81,766)	–	1,903,000	3,596,670
Novatel Wireless	3,119,300	14,473,552	4,857,986	19,135,528	(7,522,357)	–	2,292,176	18,268,643
Nu Skin Enterprises Cl. A*	3,621,200	37,769,116	–	24,325,072	5,411,797	1,449,046
PC-Tel	1,295,592	8,512,039	–	–	–	–	1,295,592	7,669,905
Sigma Designs	1,769,758	16,812,701	9,749,670	8,389,877	(2,650,963)	–	2,045,558	21,887,471
Tesco Corporation	3,077,305	21,971,958	–	–	–	–	3,077,305	39,728,008
Total Energy Services	1,966,700	5,974,180	–	–	–	257,258	1,966,700	13,069,335
TrueBlue*	2,769,100	26,500,287	625,775	13,968,587	(6,476,259)	–
TTM Technologies	2,350,035	12,243,682	–	628,375	(62,860)	–	2,300,035	26,519,403
WaterFurnace Renewable Energy			16,652,075	–	–	187,372	700,500	17,387,752
Winnebago Industries*	2,120,535	12,786,826	–	18,763,500	(9,003,916)	–
		430,341,253			(102,392,579)	3,563,878		290,031,706
Royce Total Return Fund
Bancorp Rhode Island	261,300	5,539,560	–	–	–	177,684	261,300	6,710,184
Chase Corporation	753,974	8,512,366	235,132	–	–	150,795	773,974	9,140,633
Heidrick & Struggles International*	834,761	17,980,752	–	25,754,909	(11,489,122)	273,465
LSI Industries*	1,159,992	7,969,145	–	–	–	231,998
Mueller (Paul) Company	116,700	3,553,515	–	–	–	70,020	116,700	2,334,000
Peapack-Gladstone Financial	441,091	11,750,664	–	12	(4)	187,464	463,145	5,872,679
Starrett (L.S.) Company (The) Cl. A	529,400	8,523,340	–	–	–	222,348	529,400	4,664,014
		63,829,342			(11,489,126)	1,313,774		28,721,510
Royce Opportunity Fund
AXT	1,077,272	1,454,317	878,210	24,805	(13,862)	–	1,796,352	5,838,144
Bottomline Technologies*	1,341,923	9,527,653	20,105	6,016,653	568,069	–
Bowne & Co.*	1,180,200	6,939,576	763,826	7,803,524	(3,664,598)	42,982
BTU International	497,954	1,991,816	576,005	–	–	–	622,455	3,952,589
Cambrex Corporation	1,334,708	6,166,351	1,261,763	1,449,438	(881,115)	–	1,595,708	8,904,051
ClearOne Communications	699,862	2,750,458	15,550	15,550	(2,527)	–	699,862	2,211,564
Concurrent Computer	315,987	1,074,356	666,336	29,665	(11,879)	–	459,787	1,839,148
CPI Aerostructures*	305,100	1,678,050	–	788,378	(266,593)	–
dELiA*s	1,824,450	4,013,790	467,629	–	–	–	2,037,584	3,810,282
Design Within Reach*	777,937	528,997	40,912	2,446,058	(2,287,746)	–
Dixie Group	649,132	993,172	129,103	–	–	–	698,444	1,892,783
Electroglas*	1,407,727	201,305	–	4,912,722	(4,870,462)	–
Evans & Sutherland Computer	806,730	484,038	–	484,238	(471,189)	–	766,730	76,673
Gerber Scientific	996,500	5,092,115	866,901	77,185	(14,378)	–	1,267,500	6,400,875
Harris Stratex Networks Cl. A*	1,425,903	7,357,659	594,675	409,625	6,167	–
Ikanos Communications*	1,364,221	1,718,919	168,528	–	–	–
Interlink Electronics	892,775	124,989	–	727,272	(694,095)	–	792,875	261,649
Interphase Corporation	392,400	651,384	134,619	191,340	(97,657)	–	404,700	1,036,032
LeCroy Corporation	811,536	2,475,185	138,832	–	–	–	855,536	3,122,706
Lydall	788,100	4,531,575	276,705	–	–	–	874,600	4,556,666
MarineMax	984,100	3,336,099	844,133	916,906	(567,784)	–	1,285,700	11,815,583
Material Sciences	679,900	1,053,845	234,217	–	–	–	970,950	1,718,581
148 | The Royce Funds 2009 Annual Report to Shareholders

Transactions in Affiliated Companies (continued):
		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/08	12/31/08	Purchases	Sales	(Loss)	Income	12/31/09	12/31/09
Royce Opportunity Fund (continued)
Merix Corporation	1,582,267	$474,680	$157,036	$–	$–	$–	1,722,167	$4,219 ,309
Nanometrics*	1,495,336	1,734,590	44,257	8,666,207	532,222	–
Network Equipment Technologies	1,508,893	4,345,612	1,297,755	177,465	(3,332)	–	1,830,887	7,415,092
Optical Cable*	307,365	829,885	–	–	–	–
Planar Systems	1,105,561	674,392	415,849	–	–	–	1,372,633	3,912,004
REX Stores	654,000	5,277,780	593,995	769,032	(136,335)	–	670,200	9,423,012
Rubio’s Restaurants*	631,500	2,254,455	–	4,242,347	203,104	–
SCM Microsystems*	894,420	2,012,445	32,120	–	–	–
SigmaTron International	310,740	708,487	33,961	–	–	–	329,572	1,647,860
Thermadyne Holdings	665,771	4,573,847	371,849	828,937	(509,518)	–	713,971	5,190,569
Tollgrade Communications*	813,184	3,887,019	145,998	1,799,860	(575,657)	–
TRC Companies	1,709,647	3,316,715	148,113	–	–	–	1,756,647	5,252,375
Trex Company*	708,300	11,658,618	2,491,607	6,455,690	(847,159)	–
		105,894,174			(14,606,324)	42,982		94,497,547
Royce Special Equity Fund
Ampco-Pittsburgh	253,000	5,490,100	6,297,119	–	–	263,430	536,000	16,900,080
Atrion Corporation	84,000	8,156,400	4,686,578	–	–	156,768	132,000	20,555,040
Bowl America Cl. A	262,500	2,430,750	456,097	–	–	174,368	303,587	3,961,810
CSS Industries	452,000	8,018,480	3,587,528	–	–	322,365	646,000	12,558,240
Dorman Products	798,200	10,536,240	3,330,200	–	–	–	1,059,063	16,584,926
Foster (L.B.) Company Cl. A			22,405,645	–	–	–	752,911	22,444,277
Frisch’s Restaurants	315,600	5,949,060	4,459,147	64,659	5,915	225,079	506,784	12,086,798
Hawkins*	547,500	8,371,275	452,747	2,716,825	1,847,561	270,985
Hooker Furniture			6,440,313	–	–	102,193	577,640	7,145,407
Hurco Companies	175,000	2,100,000	2,307,005	–	–	–	334,900	4,956,520
Koss Corporation	201,000	1,869,300	298,952	–	–	112,266	450,262	225,131
Lawson Products	431,058	9,849,675	1,974,755	–	–	188,603	582,700	10,284,655
Mesa Laboratories	59,132	1,006,427	3,398,642	–	–	68,265	231,644	6,103,820
National Presto Industries	475,000	36,575,000	1,668,416	–	–	2,652,900	499,500	54,560,385
Psychemedics Corporation	156,797	1,012,909	1,502,636	–	–	159,060	436,672	3,209,539
Versant Corporation	31,015	463,364	4,370,444	–	–	–	310,614	4,739,970
		101,828,980			1,853,476	4,696,282		196,316,598

Royce Value Fund
Major Drilling Group International*	1,195,100	12,101,053	–	15,384,524	(9,179,649)	280,169
		12,101,053			(9,179,649)	280,169

Royce Value Plus Fund
A.C. Moore Arts & Crafts	1,883,100	2,636,340	–	–	–	–	1,883,100	5,536,314
Anika Therapeutics*	1,042,395	3,168,881	–	12,945,534	(7,458,212)	–
Avid Technology	1,866,700	20,365,697	6,160,487	–	–	–	2,342,672	29,892,495
Bancorp (The)	611,300	2,292,375	3,458,490	–	–	–	1,317,170	9,035,786
Caliper Life Sciences	2,191,700	2,125,949	912,847	–	–	–	2,990,500	7,685,585
Casual Male Retail Group	4,081,600	2,122,432	21,187	–	–	–	4,088,734	9,526,750
Celadon Group	1,998,700	17,048,911	–	1,216,568	25,444	–	1,893,600	20,545,560
Cerus Corporation	2,884,500	2,019,150	–	–	–	–	2,884,500	5,740,155
Christopher & Banks	2,153,900	12,061,840	777,160	–	–	393,702	2,253,900	17,174,718
Cosi	3,997,600	1,155,306	–	–	–	–	3,997,600	2,398,560
Cosi (Rights)			–	–	–	–	3,997,600	97,821
Cypress Bioscience	2,384,200	16,307,928	–	2,116,829	(994,498)	–	2,259,200	13,012,992
Digi International*	1,413,800	11,465,918	–	1,748,770	(407,615)	–
DivX*	1,786,300	9,342,349	–	19,376,583	(12,684,100)	–
Dyax Corporation*	3,488,554	12,698,337	–	1,558,075	(693,557)	–
Exar Corporation*	2,271,464	15,150,665	–	806,904	(95,522)	–
FARO Technologies	1,284,700	21,660,042	4,629,556	–	–	–	1,584,700	33,975,968
GSI Group	1,802,000	1,031,104	972,040	–	–	–	2,538,394	2,157,635
HealthTronics	3,358,000	7,555,500	–	5,124,347	(3,877,988)	–	2,518,718	6,649,416
Houston Wire & Cable*	956,300	8,903,153	–	17,691,808	(6,699,040)	237,781
K-V Pharmaceutical Cl. A*	3,018,323	8,692,770	–	33,060,743	(31,309,396)	–
Liquidity Services	1,313,400	10,940,622	3,959,227	–	–	–	1,748,723	17,609,641
Littelfuse	1,216,000	20,185,600	6,075,958	–	–	–	1,549,395	49,813,049

The Royce Funds 2009 Annual Report to Shareholders | 149

Notes to Financial Statements (continued)

Transactions in Affiliated Companies (continued):
		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/08	12/31/08	Purchases	Sales	(Loss)	Income	12/31/09	12/31/09
Royce Value Plus Fund (continued)
Mercury Computer Systems	2,048,749	$12,927,606	$1,045,214	$–	$–	$–	2,198,749	$24,208,226
ORBCOMM*	2,172,101	4,691,738	–	14,261,195	(10,905,802)	–
RADVision	1,741,600	9,387,224	–	6,906,950	(4,781,057)	–	1,391,600	8,405,264
Shamir Optical Industry	899,900	2,546,717	1,125,495	–	–	650,253	1,257,200	10,057,600
Sonic Solutions*	1,488,600	2,619,936	–	17,563,959	(15,240,346)	–
Supertex	890,153	21,372,574	3,801,353	7,280,101	640,146	–	782,053	23,305,179
Symyx Technologies	3,267,577	19,409,408	–	1,830,447	(898,827)	–	3,132,577	17,229,174
Tennant Company*	1,024,000	15,769,600	1,636,306	8,817,709	(1,823,387)	526,954
Theratechnologies	2,469,600	4,000,972	1,932,489	–	–	–	3,319,600	14,061,125
TradeStation Group	2,190,000	14,125,500	–	–	–	–	2,190,000	17,279,100
Vital Images*	1,078,566	15,002,853	–	20,054,046	(8,474,538)	–
		330,784,997			(105,678,295)	1,808,690		345,398,113

*Not an Affiliated Company at December 31, 2009.

150 | The Royce Funds 2009 Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and the Shareholders of
 Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce European Smaller-Companies Fund, Royce Global Value Fund, Royce SMid-Cap Value Fund, Royce International Smaller-Companies Fund, Royce Focus Value Fund and Royce Partners Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce European Smaller-Companies Fund, Royce Global Value Fund, Royce SMid-Cap Value Fund, Royce International Smaller-Companies Fund, Royce Focus Value Fund and Royce Partners Fund (constituting The Royce Fund, hereafter referred to as the “Funds”) at December 31, 2009, the results of their operations, the changes in their net assets, and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 24, 2010

The Royce Funds 2009 Annual Report to Shareholders | 151

Understanding Your Fund’s Expenses (unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire six-month period ended December 31, 2009. Service, Consultant, R and K Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2009 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/09	12/31/09	Period(1)	7/1/09	12/31/09	Period(1)	Ratio(2)
Investment Class

Royce Pennsylvania Mutual Fund	$ 1,000.00	$ 1,259.37	$ 5.13	$ 1,000.00	$ 1,020.67	$ 4.58	0.90%
Royce Micro-Cap Fund	1,000.00	1,280.03	8.68	1,000.00	1,017.59	7.68	1.51%
Royce Premier Fund	1,000.00	1,223.56	6.33	1,000.00	1,019.51	5.75	1.13%
Royce Low-Priced Stock Fund	1,000.00	1,316.45	7.24	1,000.00	1,018.95	6.31	1.24%
Royce Total Return Fund	1,000.00	1,221.87	6.44	1,000.00	1,019.41	5.85	1.15%
Royce Heritage Fund(3)	1,000.00	1,274.45	7.11	1,000.00	1,018.95	6.31	1.24%
Royce Opportunity Fund	1,000.00	1,360.10	7.08	1,000.00	1,019.21	6.06	1.19%
Royce Special Equity Fund	1,000.00	1,181.90	6.43	1,000.00	1,019.31	5.96	1.17%
Royce Value Fund	1,000.00	1,257.43	6.37	1,000.00	1,019.56	5.70	1.12%
Royce Value Plus Fund	1,000.00	1,218.75	5.87	1,000.00	1,019.91	5.35	1.05%
Royce 100 Fund	1,000.00	1,236.76	6.77	1,000.00	1,019.16	6.11	1.20%
Royce Dividend Value Fund	1,000.00	1,236.33	6.99	1,000.00	1,018.95	6.31	1.24%

Service Class

Royce Pennsylvania Mutual Fund	1,000.00	1,256.34	7.45	1,000.00	1,018.60	6.67	1.31%
Royce Micro-Cap Fund	1,000.00	1,279.39	9.54	1,000.00	1,016.84	8.44	1.66%
Royce Premier Fund	1,000.00	1,221.21	7.78	1,000.00	1,018.20	7.07	1.39%
Royce Low-Priced Stock Fund	1,000.00	1,314.74	8.69	1,000.00	1,017.69	7.58	1.49%
Royce Total Return Fund	1,000.00	1,221.39	7.89	1,000.00	1,018.10	7.17	1.41%
Royce Heritage Fund(3)	1,000.00	1,274.55	7.68	1,000.00	1,018.45	6.82	1.34%
Royce Opportunity Fund	1,000.00	1,358.46	8.62	1,000.00	1,017.90	7.38	1.45%
Royce Special Equity Fund	1,000.00	1,180.26	7.64	1,000.00	1,018.20	7.07	1.39%
Royce Value Fund	1,000.00	1,255.27	8.13	1,000.00	1,018.00	7.27	1.43%
Royce Value Plus Fund	1,000.00	1,217.77	7.94	1,000.00	1,018.05	7.22	1.42%
Royce 100 Fund	1,000.00	1,234.01	8.39	1,000.00	1,017.69	7.58	1.49%
Royce Discovery Fund	1,000.00	1,152.63	8.08	1,000.00	1,017.69	7.58	1.49%
Royce Financial Services Fund	1,000.00	1,160.19	8.11	1,000.00	1,017.69	7.58	1.49%
Royce Dividend Value Fund	1,000.00	1,235.46	8.40	1,000.00	1,017.69	7.58	1.49%
Royce European Smaller-Companies Fund	1,000.00	1,284.80	9.73	1,000.00	1,016.69	8.59	1.69%
Royce Global Value Fund	1,000.00	1,317.98	9.87	1,000.00	1,016.69	8.59	1.69%
Royce SMid-Cap Value Fund	1,000.00	1,216.81	8.33	1,000.00	1,017.69	7.58	1.49%

152 | The Royce Funds 2009 Annual Report to Shareholders

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/09	12/31/09	Period(1)	7/1/09	12/31/09	Period(1)	Ratio(2)
Service Class (continued)
Royce International Smaller-Companies Fund	$ 1,000.00	$ 1,258.25	$ 9.62	$ 1,000.00	$ 1,016.69	$ 8.59	1.69%
Royce Focus Value Fund	1,000.00	1,197.41	8.25	1,000.00	1,017.69	7.58	1.49%
Royce Partners Fund	1,000.00	1,126.71	7.99	1,000.00	1,017.69	7.58	1.49%

Consultant Class

Royce Pennsylvania Mutual Fund	1,000.00	1,253.62	10.68	1,000.00	1,015.73	9.55	1.88%
Royce Micro-Cap Fund	1,000.00	1,273.83	14.04	1,000.00	1,012.85	12.43	2.45%
Royce Premier Fund	1,000.00	1,217.25	11.79	1,000.00	1,014.57	10.71	2.11%
Royce Total Return Fund	1,000.00	1,216.36	11.84	1,000.00	1,014.52	10.76	2.12%
Royce Heritage Fund(3)	1,000.00	1,267.50	14.23	1,000.00	1,012.65	12.63	2.49%
Royce Opportunity Fund	1,000.00	1,351.01	14.04	1,000.00	1,013.26	12.03	2.37%
Royce Special Equity Fund	1,000.00	1,175.29	12.12	1,000.00	1,014.06	11.22	2.21%
Royce Value Fund	1,000.00	1,250.32	12.48	1,000.00	1,014.12	11.17	2.20%
Royce Value Plus Fund	1,000.00	1,213.10	12.10	1,000.00	1,014.27	11.02	2.17%

Institutional Class

Royce Premier Fund	1,000.00	1,223.88	5.66	1,000.00	1,020.11	5.14	1.01%
Royce Low-Priced Stock Fund	1,000.00	1,317.27	7.07	1,000.00	1,019.11	6.16	1.21%
Royce Total Return Fund	1,000.00	1,222.77	5.77	1,000.00	1,020.01	5.24	1.03%
Royce Opportunity Fund	1,000.00	1,360.01	6.19	1,000.00	1,019.96	5.30	1.04%
Royce Special Equity Fund	1,000.00	1,182.00	5.72	1,000.00	1,019.96	5.30	1.04%
Royce Value Fund	1,000.00	1,258.66	5.92	1,000.00	1,019.96	5.30	1.04%
Royce Value Plus Fund	1,000.00	1,220.06	5.88	1,000.00	1,019.91	5.35	1.05%

W Class

Royce Premier Fund	1,000.00	1,223.22	5.88	1,000.00	1,019.91	5.35	1.05%
Royce Total Return Fund	1,000.00	1,222.01	6.22	1,000.00	1,019.61	5.65	1.11%

R Class

Royce Pennsylvania Mutual Fund	1,000.00	1,252.36	10.45	1,000.00	1,015.93	9.35	1.84%
Royce Premier Fund	1,000.00	1,219.27	10.29	1,000.00	1,015.93	9.35	1.84%
Royce Low-Priced Stock Fund	1,000.00	1,312.36	10.72	1,000.00	1,015.93	9.35	1.84%
Royce Total Return Fund	1,000.00	1,218.80	10.29	1,000.00	1,015.93	9.35	1.84%
Royce Heritage Fund	1,000.00	1,272.60	10.54	1,000.00	1,015.93	9.35	1.84%
Royce Opportunity Fund	1,000.00	1,354.74	10.92	1,000.00	1,015.93	9.35	1.84%
Royce Value Fund	1,000.00	1,251.56	10.44	1,000.00	1,015.93	9.35	1.84%
Royce Value Plus Fund	1,000.00	1,213.74	10.27	1,000.00	1,015.93	9.35	1.84%
Royce 100 Fund	1,000.00	1,231.57	10.35	1,000.00	1,015.93	9.35	1.84%

K Class

Royce Pennsylvania Mutual Fund	1,000.00	1,254.01	9.03	1,000.00	1,017.19	8.08	1.59%
Royce Premier Fund	1,000.00	1,220.31	8.90	1,000.00	1,017.19	8.08	1.59%
Royce Low-Priced Stock Fund	1,000.00	1,313.70	9.27	1,000.00	1,017.19	8.08	1.59%
Royce Total Return Fund	1,000.00	1,220.75	7.78	1,000.00	1,018.20	7.07	1.39%
Royce Heritage Fund	1,000.00	1,273.22	9.11	1,000.00	1,017.19	8.08	1.59%
Royce Opportunity Fund	1,000.00	1,355.26	9.44	1,000.00	1,017.19	8.08	1.59%
Royce Value Fund	1,000.00	1,255.19	9.04	1,000.00	1,017.19	8.08	1.59%
Royce Value Plus Fund	1,000.00	1,215.98	8.88	1,000.00	1,017.19	8.08	1.59%
Royce 100 Fund	1,000.00	1,233.25	8.95	1,000.00	1,017.19	8.08	1.59%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period).

(2)	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
(3)	Giftshare accounts pay an annual $50 trustee fee to State Street Bank, NA, as trustee. If these fees were included above, your costs would be higher.

The Royce Funds 2009 Annual Report to Shareholders | 153

Federal Tax Information

     In January 2010, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2009.

2009 Supplemental Tax Information:
			%	Long-Term Capital
	%	% U.S. Govt	Income Qualifying	Gain Distribution or
Fund	QDI	Income	For DRD	Maximum Allowable (OOO’s)
Royce Pennsylvania Mutual Fund	100.00%	N/A	100.00%	N/A
Royce Micro-Cap Fund	60.44%	N/A	19.34%	N/A
Royce Premier Fund	N/A	N/A	N/A	N/A
Royce Low-Priced Stock Fund	100.00%	N/A	100.00%	N/A
Royce Total Return Fund	83.24%	N/A	100.00%	N/A
Royce Heritage Fund	N/A	N/A	N/A	N/A
Royce Opportunity Fund	100.00%	N/A	100.00%	N/A
Royce Special Equity Fund	100.00%	N/A	100.00%	N/A
Royce Value Fund	N/A	N/A	N/A	N/A
Royce Value Plus Fund	N/A	N/A	N/A	N/A
Royce 100 Fund	N/A	N/A	N/A	N/A
Royce Discovery Fund	N/A	N/A	N/A	N/A
Royce Financial Services Fund	100.00%	N/A	100.00%	N/A
Royce Dividend Value Fund	100.00%	N/A	100.00%	N/A
Royce European Smaller-Companies Fund	100.00%	N/A	0.00%	N/A
Royce Global Value Fund	100.00%	N/A	0.00%	N/A
Royce SMid-Cap Value Fund	100.00%	N/A	100.00%	N/A
Royce International Smaller-Companies Fund	100.00%	N/A	0.00%	N/A
Royce Focus Value Fund	27.64%	N/A	23.67%	N/A
Royce Partners Fund	N/A	N/A	N/A	N/A

Definitions:

% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

154 | The Royce Funds 2009 Annual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee*, President
Age: 70 | Number of Funds Overseen: 30 | Tenure: Since 1982
Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee*
Age: 55 | Number of Funds Overseen: 44 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.

Patricia W. Chadwick, Trustee
Age: 61 | Number of Funds Overseen: 27 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of
Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 71 | Number of Funds Overseen: 30 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 70 | Number of Funds Overseen: 30 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

William L. Koke, Trustee**
Age: 75 | Number of Funds Overseen: 30 | Tenure: Since 1996
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

Arthur S. Mehlman, Trustee
Age: 67 | Number of Funds Overseen: 44 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 70 | Number of Funds Overseen: 30 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 64 | Number of Funds Overseen: 44 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 58 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 51 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 51 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 47 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 42 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 50 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

* Interested Trustee.
** Retired from the Board of Trustees effective January 1, 2010.

Each trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

The Royce Funds 2009 Annual Report to Shareholders | 155

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2009, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2009 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indices consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2500 is an index of domestic small- to mid-cap stocks. It includes approximately 2,500 of the smallest securities in the Russell 3000 Index. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The MSCI EAFE Index (Europe, Australasia, Far East) is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI Europe Small Core Index represents the small-cap segment within the developed equity markets in Europe. The MSCI World Small Core Index represents the small-cap segment in the world’s developed equity markets. The MSCI World ex-U.S.A. Small Core represents these markets excluding the United States. Returns for the market indices used in this report were based on information supplied to Royce by Russell Investments and MSCI. Royce has not independently verified the above described information.
     The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
     The Funds invest primarily in securities of micro-, small- and/or mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective prospectus). Royce European Smaller-Companies Fund invests primarily in European stocks. Royce Global Value Fund invests in companies in at least three countries, which may include the United States. Royce International Smaller-Companies Fund invests primarily in companies domiciled outside the United States. All other Royce Funds may invest up to 25% (35% of Royce Financial Services, Focus Value, Partners, 10% of Opportunity and 5% of Special Equity Funds) of their respective assets in foreign securities, which generally may involve political, economic, currency and other risks not encountered in U.S. investments (Please see “Investing in International Securities” in the prospectus). Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling 1-800-221-4268, or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
     • the Funds’ future operating results,
     • the prospects of the Funds’ portfolio companies,
     • the impact of investments that the Funds have made or may make,
     • the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
     • the ability of the Funds’ portfolio companies to achieve their objectives.
     This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

156 | The Royce Funds 2009 Annual Report to Shareholders

Cultural Issues

An important element of our culture comes from being contrarians. Throughout our 35-plus years as small-cap value investors, we have typically swum against the current.

Every company has a culture. That is, every company develops certain distinct, if not distinctive, ways of doing business, handling employees, looking at the wider world, etc. Some of this is related to a company’s size. For example, our own field of asset management boasts some very well-known, very large organizations that offer a vast menu of financial services to complement their expertise in mutual fund management. Although their businesses and ours share extensive common ground, their corporate cultures would tend to be vastly different from our own here at Royce.
     As a smaller company, our culture remains distinctly entrepreneurial, which we can trace back to our roots as a firm that initially consisted of Chuck Royce and a small handful of people in the early ’70s. Even today, with more than 30 investment professionals and a little more than 100 people employed overall, we are still very much on the small side as companies go, and as a result, we happily retain our entrepreneurial bent.
     Another element of our culture comes from being contrarians. Throughout our 35-plus years as small-cap value investors, we have typically swum against the current. Our disciplined approach generally has us buying when most others are selling and vice versa. We also focus very closely on risk. In most of our funds, we are at least as interested in preserving capital as we are in making it grow. In addition, we have a long-term time horizon, seeking strong absolute returns over three-year periods or longer. Finally, our work is centered on small-cap investing. We have broadened the market cap range to include mid-cap stocks in some portfolios over the last few years, but the vast majority of our net assets remain invested in companies with market capitalizations less than $2.5 billion.
     Each of these core tenets has contributed to how we think about our goals as a business, and each has exerted some influence on the development of our culture. For example, we look to hire people who we think will fit well with our culture, one that, in addition to the traits already described, is professional and collegial. True to our nature as contrarians, we often seek talented professionals when others are not—most recently during 2009, when most of our peers were contracting in size. When bringing new people into the firm, we ask ourselves, “How is this person likely to work out over the long run?” We look less to meet immediate needs but instead try to fill what we see as long-term roles, trying to find people capable of the kind of thinking that can improve and evolve our investment practice.
     When we began in earnest to increase the size of our investment staff in 1998, our first moves were to bring in portfolio managers Buzz Zaino and Charlie Dreifus, two highly friendly competitors of Chuck’s with a similar level of experience and capability in the small-cap world. They in turn were drawn to our singular focus on small-cap stocks and value investing. Each came to us from larger firms in which small-cap investing was part of a much larger investment picture.
     Yet shortly before this, our current Co-Chief Investment Officer, Whitney George, was beginning to assume greater portfolio management responsibilities. We liked both the long years of experience that Buzz and Charlie brought as much as the promise and fresh outlook that Whitney’s relative youth provided. In both cases, we were thinking mostly of the long-term well-being of the firm and the ongoing improvement of our small-cap value approach.
     We obviously think very highly of professionals with the quality of experience that Buzz and Charlie brought. However, we were equally confident in the talent (and potential) of relatively younger professionals, such as Jenifer Taylor, Jay Kaplan, Chip Skinner and David Nadel, who have also joined our firm. They embrace our contrarian habits and our singular devotion to small-cap value investing. All of our talented staff will continue to play significant roles in keeping our entrepreneurial culture the unique force that we believe it to be.

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Wealth Of Experience
With approximately $29 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 35 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 15 Portfolio Managers, nine assistant portfolio managers and analysts, and eight traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $99 million invested in The Royce Funds.

This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

745 Fifth Avenue | New York, NY 10151 | P (800) 221-4268 | www.roycefunds.com
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268	RIA Services Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Broker/Dealer Services Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)	Shareholder Services Transactions and Account Inquiries (800) 841-1180	Royce InfoLine 24-Hour Automated Telephone Service (800) 78-ROYCE (787-6923)

QUALIFIED INVESTOR Royce Select Fund I Royce Select Fund II Royce Global Select Fund Royce SMid-Cap Select Fund Royce Asia-Pacific Select Fund	ANNUAL REVIEW AND REPORT TO SHAREHOLDERS

www.roycefunds.com

Performance and Expenses	Through December 31, 2009

	Average Annual Total Returns

				10-Year/Since		Annual Operating
Fund	1-Year	3-Year	5-Year	Inception (Date)		Expenses

Royce Select Fund I	39.59%	4.62%	7.86%	12.03%		0.08%

Royce Select Fund II	66.58	1.59	n.a.	6.80	(6/30/05)	0.24

Royce Global Select Fund	56.11	6.57	n.a.	12.52	(6/30/05)	0.75

Royce SMid-Cap Select Fund	23.13	n.a.	n.a.	-3.53	(9/28/07)	0.28

Royce Asia-Pacific Select Fund	n.a.	n.a.	n.a.	17.70 *	(6/30/09)	0.70

Russell 2000	27.17	-6.07	0.51	3.51		n.a.

Russell 2500	34.39	-4.86	1.58	4.91		n.a.

MSCI World Small Core	44.12	-5.49	2.74	6.44		n.a.

MSCI AC Asia Pacific Standard Core	37.59	-2.94	5.61	n.a.		n.a.

Royce Select Fund I’s average annual total return since inception (11/18/98) was 14.60%.

*Cumulative Total Return

Important Performance, Expense and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the respective Fund, which is not reflected in the performance information show above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The performance information in the table above and in the graphs and tables appearing on pages 10-19 does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Annual operating expenses for Royce Select Fund I, Select Fund II, Global Select, SMid-Cap Select and Asia-Pacific Select Funds reflect each Fund’s total annual operating expenses as of the most current prospectus and include each Fund’s performance fee based on 12.5% of its pre-fee, high-watermark total return in 2008 of 0.56% for Royce Select Fund I, 0.24% for Select Fund II, 4.00% for Global Select Fund, 2.00% for Royce SMid-Cap Select Fund and, in the case of Royce Select Fund II, dividend expense relating to short selling. Royce Asia-Pacific Select Fund’s annual operating expenses include estimated performance fees of 12.5% of an assumed pre-fee, high watermark, total return of 5.00%, plus an estimate for dividend expense related to short selling. Actual management fees will depend on each Fund’s future returns. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of each Fund and acquired fund fees and expenses, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

The Royce Funds invest primarily in securities of micro-cap, small-cap and/or mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the Prospectus). Please read the Prospectus carefully before investing or sending money. The Russell 2000 is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2500 is an index of domestic small to mid-cap stocks. It includes approximately 2500 of the smallest securities in the Russell 3000 index. The Morgan Stanley Capital International (MSCI) World Small Core Index excluding U.S. is an unmanaged index of global small-cap stocks, excluding the United States. The MSCI AC (All Country) Asia Pacific Standard Core index is designed to measure the equity market performance of the developed and emerging markets in the Asia Pacific region. Distributor: Royce Fund Services, Inc.

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Table of Contents

Annual Review

Performance and Expenses	Inside Cover

Letter to Our Shareholders	2

Postscript: Cultural Issues	Inside Back Cover

Annual Report to Shareholders	8

The Select Choice—Royce’s Qualified Investor Funds

Royce’s Qualified Investor Funds incorporate the same fundamental investment disciplines of our core long-only offerings with added flexibility—the Funds may also short stocks and use leverage.
    When they choose to, the Funds’ portfolio managers can seek to profit from both positive and negative views of an enterprise that develop out of the normal course of our investment due diligence. This increased investment flexibility provides more efficient use of Royce’s in-depth research process, while also presenting opportunities for enhanced portfolio.
    More importantly, the Fund’s fee and expense structure, unique among mutual funds, is tied directly to each Fund’s total return. Each Fund pays a management fee to Royce equal to 12.5% of its pre-fee total return to a performance peak. Royce absorbs other ordinary operating expenses of the Funds. Each Fund’s respective management fee is subject to a high watermark, which means that Royce will only receive a fee during periods of positive performance from a prior peak for each Fund.
    If the total return recedes from the high watermark, no fee will be taken until the Fund’s pre-fee total return once again exceeds the high watermark. It is calculated in a manner that we believe is equitable for the investor and aligns the adviser’s interests with the shareholders’. The real advantage is that during low-return periods, the expenses have a much more modest impact on returns, and during negative-return periods, there are no ordinary operating expenses charged to the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, when applicable.
    In our view, these features give qualified investors the best of both worlds—the transparency and liquidity of a publicly traded mutual fund, along with some of the flexibility and portfolio architecture of a hedge fund.
    Each Qualified Investor Fund seeks long-term growth of capital and may invest in both long and short positions in equity securities. The long portion of each portfolio is primarily invested in a limited number (generally less than 100) of smaller companies. Short portions may include individual equity securities and pooled investment vehicles, such as ETFs.

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Charles M. Royce, President

The idea of establishing a “margin
of safety” in an investment is a widely
shared tenet of value investors, and
one that we take very seriously in our
security selection processes here
at Royce. When we look at small-cap
companies, we are always thinking
about risk—preserving capital in
difficult periods is as important to our
portfolio managers as making it grow
in healthy ones. With each company,
we ask ourselves, “What is the risk of
permanent capital impairment?
How well-insulated is this firm from
bankruptcy? What are the risks
compared to the potential reward?”

We try to answer these questions by
taking the company through a rigorous
fundamental analysis, which typically
begins with the balance sheet, as
financial risk is probably the most
important to us. One general guideline
that we use is to look for a better than
two-to-one ratio of assets to stockholders’
equity for non-financial companies.
This represents our primary “margin of
safety” measure providing, in our view,
reasonably sufficient financial flexibility
for the company to survive difficult
periods for its business and/or industry.

Once comfortable with the balance
sheet, we move our analysis to an

Continued on page 4...

Letter to Our Shareholders

Good Day Sunshine
It would be easy, and more than a little tempting, to tell the story of the stock market in 2009 as a stirring tale of triumph over adversity, the saga of plucky equities battling back to positive returns from near certain defeat in the wake of almost total undoing. Undoubtedly, it was a healthy development for share prices to climb back upward almost unimpeded from early March through the end of the year, especially during those times when the bullish phase was accompanied by improved news on the economic front. Moreover, it was a worldwide rally that lifted stock prices in all asset classes and nearly every sector and industry. So why aren’t we feeling cheerier about the Great Rally of 2009?
    Part of the explanation is that the stuff of catchy soundbites and headlines too often fails to account for perspective, such as the longer-term view of things that we assume here at Royce. We were very pleased with the performance of the market—and our Funds—in 2009, but the year’s heady returns must be placed in the larger context of what occurred not only in late 2008, but in the market cycle that began with the respective peaks for small-cap (in July 2007) and large-cap (in October 2007) stocks, peaks that neither index has come close to passing as of this writing. (And this does not include the long-term travails of the Nasdaq, still not recovered from its dot.com hangover in 2000). Seen from this admittedly more downbeat vantage point, the shine of the rally loses some luster. For our

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own purposes of managing assets and thinking about where the market may be headed next, this more sobering perspective is necessary. Recalling that overall equity returns still have some ground to cover before results for periods longer than one year are respectably in the black does not diminish the good news of 2009; it just places it in a different, less glaring light in which we think it can be better understood. On that issue (and others), we have more to say below.
     Of course, the passing of 2009 is notable because it marks not just the end of a year, but of a decade. And what a decade it was. Though it ended with a bang, it left most investors whimpering. Perhaps the best way of summing up the last 10 years is to point out that when the decade to which it has most commonly been compared is the 1930s, it was not a good decade. The Aughts (or Zeroes, if you prefer) saw more than their share of significant incidents, whether one’s purview is the stock market or the entire globe. To briefly tick off just a few of the major market events, we saw the bursting of the tech bubble, the proliferation of ETFs (exchange-traded funds), the growth of international investing, and one of the most destructive bear markets since the Great Depression. All of this took place amid horrific terrorist attacks, the bursting of the real estate bubble and a global recession that we are, hopefully, emerging from with the advent of the new decade. If nothing else, they were interesting times, even as many investors are happy to see them go.

“Everybody Had a Good Year...”
That sentiment may be more true for large-cap investors than others, as the S&P 500’s return for the decade was notably negative. Large-caps did, however, enjoy a more than respectable showing in 2009. In fact, results for all three major indexes were outstanding, with the small-cap Russell 2000, S&P 500 and the Nasdaq Composite each posting their strongest calendar year performances since 2003—the Russell 2000 gained 27.2%, compared to 26.5% for the S&P 500 and 43.9% for the Nasdaq Composite. After beginning the year with the most substantial losses, small-caps rallied hardest, leading from the market low on March 9, 2009. From that early March trough through the end of 2009, the Russell 2000 climbed 84.5% versus respective gains of 67.8% and 78.9% for the S&P 500 and Nasdaq Composite.
     While each major index performed very well from the March bottom, all three remained well shy of their respective peaks. From their previous highs in 2007, the Russell 2000 and S&P 500 were off 24.2% and 24.0%, respectively, through December 31, 2009, while the more tech-oriented Nasdaq Composite remained 55.1% below its high, made during March 2000. Unsurprisingly, then, each index’s stellar one-year result was not enough to put respective three-year returns

We expect investors to become more discriminating in the next market phase as the economy stabilizes and valuations are no longer at the fire-sale levels of late 2008 and early 2009. Such an environment should favor quality stocks—that is, those companies that have strong balance sheets, steady earnings and high returns on invested capital—in all asset classes.

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assessment of the company’s internal
rates of return, particularly its return
on invested capital, which gives us
a strong sense of the sustainability of
the company’s success. This analysis
provides an indication of whether or
not the company’s operations are likely
to generate returns above and beyond
the cost of capital, leading to increases
in shareholder value. The ability to
generate free cash flow and use it pro-
ductively to grow the business and
reward shareholders through dividends
and share repurchases is one of the key
attributes in our definition of a high-quality
business. We like companies
with little or no debt, but it’s just as
important for the business to be oper-
ating in a way that suggests it can
maintain the same or a similar level of
financial well-being over the long term,
consistent with our own investment
time horizon.

 A third element that our portfolio
managers and analysts seek are
companies trading for at least a 30%
discount to our estimate of their worth
as a business, though our preferred
discount is 50% to this estimate
of intrinsic value. We operate on the
assumption that under historically
normal operating conditions the
discount will narrow, but typically over
the course of years, not months. In
fact, if all works out according to plan,
 our investment in a small-cap stock
trading at a 50% discount to its
current worth would double over time,
providing an average annual total
return over four years of 18.9%.
Purchasing shares at a 30% discount
would yield a 9.4% average annual

Continued on page 6...

Letter to Our Shareholders

in positive territory, while their five-year results were only slightly positive. For the decade as a whole, results were equally dismal. The decade was the worst on record for both the small-cap and large-cap indexes. The average annual total return for the 10-year period was 3.5% for the Russell 2000 and -1.0% for the S&P 500. The Nasdaq performed most poorly, losing 5.7% on an average annual total return basis for the decade.
     For the calendar year, the MSCI EAFE (Europe, Australasia and Far East) index gained 31.8% and the MSCI World ex USA Small Core index rose 50.8%. Both indexes posted negative returns for the three-year period. However, five-year and 10-year results were positive and ahead of the Russell 2000 for the international small-cap index.
      Within small-cap, growth substantially outperformed value in 2009—the Russell 2000 Growth index rose 34.5% versus 20.6% for the Russell 2000 Value index. Small-cap growth also held the performance edge in the three-year and five-year periods ended December 31, 2009. However, small-cap value outperformed in 2009’s rally. From the market low on March 9, 2009 through December 31, 2009, the Russell 2000 Value index was up 88.1% versus 81.0% for the Russell 2000 Growth index. Small-cap value also outpaced its growth sibling for the 10-, 15-, 20- and 25-year periods ended December 31, 2009. Micro-cap results were also very strong for calendar 2009, with the Russell Microcap index up 27.5%. Within micro-cap, growth outperformed value for the one-, three- and five-year periods ended December 31, 2009.

Yesterday
We were very pleased with the calendar-year performances for Royce Select Fund I, Select Fund II, Global Select and SMid-Cap Select Funds, as well as the since-inception (6/30/09) result for our newest offering in the group, Royce Asia-Pacific Select Fund. Each portfolio posted strong absolute returns. Royce Select Fund I, Select Fund II and Global Select each beat their respective benchmarks in 2009, although the absolute returns for each of our Qualified Investor Funds matter most to us. We also remain very pleased that calendar-year performances for Royce Select Fund I, Select Fund II, Global Select and SMid-Cap Select Funds were a combination of strong relative performance in the downturn that opened the year, as well as solid-to-stalwart showings during the rally that began in March. As always, we are as committed to capital preservation as we are to capital appreciation in all of our portfolios.
     The rally has thus far been attractively egalitarian in nature, bestowing generous favor not only on stocks in all asset classes, but also to most sectors and industries. Of course, some areas did better than others. Industrial Products was among the top

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contributors in Royce Select Fund I, Select Fund II, Global Select and SMid-Cap Select, while Technology posted notable gains in Select Fund II, SMid-Cap Select and Asia-Pacific Select Funds. Natural Resources was a significant contributor in Select Fund I and Global Select, and Health stocks led all sectors in Asia-Pacific Select Fund. Our Natural Resources sector includes precious metals and mining companies as well as energy services stocks and oil and gas companies, all of which exhibited considerable strength through the rally. The recovery for tech stocks, long overdue in our estimation, was keyed by the productivity and, in many cases, profitability of many tech businesses. In addition, much of the early M&A (merger & acquisition) activity during the downturn was focused on technology stocks, which seemed to attract investors. We anticipate that the market will move into a less feverishly bullish phase, one that should help dividend-paying small-caps to somewhat narrow this performance gap during the next year or so, as investors grow more concerned with quality. We are also expecting frequent and regular leadership rotation between small-cap and large-cap in a return environment that will look more historically typical than what we saw in 2008 and 2009.

Tomorrow Never Knows
The stock market has survived a number of difficulties—severe bear markets, scandals, and indirectly related events such as those of 9/11. So while the past decade was tough, going forward we are confident that equities will not just survive, but prosper—that is, creating returns in excess of inflation. We fully anticipate that stocks will remain consistent with their historical role of building wealth over the long term and that diversified equity investments are the soundest method for investors to try to realize their goals. While the economic

Our approach has always centered on three qualities: ample attention to risk; a concentration on absolute returns; and a long-term investment horizon.

Over the long or short run, beating the market is never our objective; it is instead a happy byproduct of successfully executing our investment discipline.

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total return over four years if the
market discount gap were to close.

At times, more patience than we
originally thought is required. There are
also those times when our security
selections simply do not work out
according to plan. While our margin of
safety is designed to help us manage
business risk, the vagaries of markets
and economies can conspire to make
these efforts ineffective. Numerous
factors can—and will—get in the way,
including the inaccuracy of our estimate
and, unforeseen changes to the busi-
ness, its management or its industry,
to name just a few. These potential
obstacles notwithstanding, we are
content to try to get it right, even as
we know there have been numerous
times in which we have gotten it wrong
(as well as those wonderful instances in
which our expectations are exceeded).

This is why entry and exit price are
so crucial to our total return experience
with any stock. Our estimate of the
worth of a business helps us to deter-
mine an ideal entry price. However,
prices move around quite a bit in the
course of a single trading day, so we
choose not a single price but a range of
prices that we are happy to pay for a
given stock. Ever cautious, we usually
use a dollar-cost-averaging model,
which equates to a slow wade into the
shallow end of the pool. We tend to use
the same practice when selling
shares as well. Importantly, any long-term
success to which we can lay
claim depends on always being
cognizant of the need to maintain
that margin of safety.

Letter to Our Shareholders

outlook is uncertain, and many investors are still anxious, we accept the idea that, as much as we would like them to be infrequent, bear markets, even historically awful ones, remain a fact of investment life. The best we can do is to act responsibly when they happen, trying to turn their declines to our long-term advantage. So while no one wants a recurrence of the sort of the near-disaster of 2008, we look to the future knowing that there are no guarantees. The only sure thing that we can see is the consistent presence of volatility.
     Whatever else the new decade brings, the history of previous decades suggests that if returns are at or fall below historical levels, small-caps are likely to lead (as they did in the just-concluded decade); if returns exceed historical levels, large-caps are apt to be out in front. This has been the historical pattern regardless of whether an asset class had previously been underperforming. In any case, it seems reasonable to expect better returns in the new decade. The period will likely see its share of worrisome declines and exciting rallies and, as mentioned, several bouts of rotating market leadership between small-cap and large-cap stocks.
     As the economic and financial crises move further back in time, we see the market entering a period of more historically typical returns, with annualized returns somewhere in the high single digits. Although it remains early to pronounce with complete confidence, the market appears to be moving out of the initial recovery phase that began with the rally in March 2009. This bull phase has been very dynamic and particularly good for non-dividend payers, non-earners and very low-priced stocks. In other words, it was a bull run in which few investors were paying attention to risk. We expect investors to become more discriminating in the next market phase as the economy stabilizes and valuations are no longer at the fire-sale levels of late 2008 and early 2009. Such an environment should favor quality stocks—that is, those companies that have strong balance sheets, steady earnings and high returns on invested capital—in all asset classes.

Any Time At All
We would happily welcome more investors eager to embrace quality in 2010, though our own time-tested, ‘quality-centric’ style will remain in place regardless of the market’s direction. We remain confident in our consistent, disciplined approach, a confidence rooted in close to four full decades managing small-cap portfolios. This nearly 40-year period has seen more than its share of booms and busts. We believe that we have helped investors to build wealth throughout this period in a variety of market climates.
     Our approach has always centered on three qualities: ample attention to risk; a concentration on absolute returns; and a long-term investment horizon. In order for an investment approach to be successful, we have always believed it must devote

6 | This page is not part of the 2009 Annual Report to Shareholders significant attention to risk; failing to do so can erode or eradicate returns. Our emphasis on absolute, not relative, returns allows us to offer what we think are more realistic return expectations, especially during very volatile or dynamic short-term periods. Over the long or short run, beating the market is never our objective; it is instead a happy byproduct of successfully executing our investment discipline. Finally, the habit of looking beyond the current quarter or year greatly enhances our ability to develop an effective investment thesis in a world too often pre-occupied with short-term results. We find that it is far easier to have an idea of what’s going to happen than it is to know when it’s going to happen. We seek to turn our patience into potential profit.
     We have always believed in the critical importance of focusing on what we know and not concerning ourselves about what we cannot control. Our dedication to a disciplined process is the best way to give our shareholders and ourselves the greatest opportunities to build wealth.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

January 31, 2010

This page is not part of the 2009 Annual Report to Shareholders | 7

8 | The Royce Funds 2009 Annual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee*, President
Age: 70 | Number of Funds Overseen: 30 | Tenure: Since 1982
Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee*
Age: 55 | Number of Funds Overseen: 44 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.

Patricia W. Chadwick, Trustee
Age: 61 | Number of Funds Overseen: 27 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 71 | Number of Funds Overseen: 30 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 70 | Number of Funds Overseen: 30 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

William L. Koke, Trustee**
Age: 75 | Number of Funds Overseen: 30 | Tenure: Since 1996
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

Arthur S. Mehlman, Trustee
Age: 67 | Number of Funds Overseen: 44 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 70 | Number of Funds Overseen: 30 | Tenure: Since 1982 Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 64 | Number of Funds Overseen: 44 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 58 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 51 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 51 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 47 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 42 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 50 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

* Interested Trustee
** Retired from the Board of Trustees effective January 1, 2010.

Each trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

The Royce Funds 2009 Annual Report to Shareholders | 9

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/09

July - December 2009 *			23.94%

One-Year			39.59

Three-Year			4.62

Five-Year			7.86

10-Year			12.03

Since Inception (11/18/98)			14.60

ANNUAL EXPENSE RATIO

Operating Expenses			0.08%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RS1	Year	RS1

2009	39.6%	2003	48.7%

2008	-25.9	2002	-15.8

2007	10.7	2001	24.5

2006	15.0	2000	15.0

2005	10.9	1999	35.4

2004	19.1

TOP 10 POSITIONS % of Net Assets

Pason Systems			2.1%

Corinthian Colleges			2.1

Oil States International			2.1

Sims Metal Management ADR			2.0

ShawCor Cl. A			2.0

Cal-Maine Foods			2.0

SEI Investments			1.8

GrafTech International			1.8

Intrepid Potash			1.8

Reliance Steel & Aluminum			1.8

NET PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Industrial Services			20.6%

Industrial Products			16.8

Natural Resources			13.9

Financial Services			7.7

Consumer Products			7.1

Technology			6.5

Financial Intermediaries			5.8

Diversified Investment Companies			1.8

Health			1.5

Consumer Services			1.3

Miscellaneous			2.4

Cash and Cash Equivalents			14.6

Royce Select Fund I

Manager’s Discussion
Royce Select Fund I (RS1) gained 39.6% in 2009, well ahead of its small-cap benchmark, the Russell 2000, which was up 27.2% for the same period. The Fund owned a substantial relative advantage in the bearish first quarter, falling 7.2% while its benchmark lost 15.0%. The second quarter then saw a dramatic pick-up in stock prices. RS1 participated fully, gaining 21.4% versus 20.7% for the Russell 2000. During the second half of the year, the Fund maintained its relative advantage, though by a much narrower margin. In the ongoing bullish phase that spanned the third quarter, RS1 rose 19.1% versus a gain of 19.3% for its benchmark. The rally’s pace slowed considerably in the fourth quarter, though small-cap stock prices mostly continued to climb. Between October and December, the Fund was up 4.1% compared to a gain of 3.9% for the Russell 2000. From the market low on March 9, 2009 through December 31, 2009, the Fund rose 80.3% versus a gain of 84.5% for the Russell 2000.

     We were very pleased with RS1’s performance in 2009 on both an absolute and relative basis, especially considering that we somewhat bucked a trend—the sort of high-quality companies we seek for the portfolio, those with strong balance sheets, steady earnings and high returns on invested capital, generally underperformed in 2009. We were very happy to see the Fund own a decisive performance edge over the Russell 2000 for the one-, three-, five-, 10-year and since inception (11/18/98) periods ended December 31, 2009. RS1’s average annual total return since inception was 14.6%.

GOOD IDEAS THAT WORKED
Top Contributors To 2009 Performance*

GrafTech International	2.02%

Major Drilling Group International	1.98

Evercore Partners Cl. A	1.88

Oil States International	1.65

Gardner Denver	1.63

*Includes dividends

     Each of the Fund’s equity sectors made a positive contribution to performance in 2009, led by notable gains from Industrial Products and Natural Resources. Industrial Services and Financial Services also posted sizable contributions. In fact, these four sectors were responsible for the lion’s share of RS1’s returns for the full year. Four of the Fund’s top ten contributors came from Industrial Products. The sector’s top performer was the Fund’s top performer. GrafTech International is the world’s leading manufacturer of graphite electrodes. These are key components (with no substitute) used to manufacture steel in electric arc furnace steel mills. We like the company’s dominant position in this niche. With its better than 20% market share, GrafTech is well-positioned to benefit from the positive

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund which is not reflected in the performance information show above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of its pre-fee, high watermarked return of 0.56% in 2008. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

10 | The Royce Funds 2009 Annual Report to Shareholders

Performance and Portfolio Review

demand outlook for steel—world steel capacity utilization improved by more than 15% during 2009 as the roots of the global economic recovery took hold. The share price of Gardner Denver rebounded as demand for its compressors and vacuum products began to stabilize, while rising natural gas prices should re-start orders for its drilling and well-stimulation pumps. When revenue growth resumes, Gardner Denver could achieve significant margin expansion as a result of its savvy decisions, such as its shift to lower-cost sourcing and a focus on growing revenues from a budding stream of services.
     The Natural Resources sector also accounted for four of the Fund’s top-ten performers. Stock prices in this portfolio sector were fueled by rising oil (as well as metals) prices and the gradual increase in natural gas rig counts as that energy source’s commodity price began to recover in the second half.

Major Drilling Group International is a leading provider of contract drilling services for metals miners. The 2010 outlook for its business improved mostly because of the second-half rally in precious metals prices (driven in part by fears of inflation) and the price surge in key base metals, such as copper, that are central to global infrastructure growth. Many miners were able to raise equity or debt financing to fund development projects that had been temporarily shelved in the wake of the 2008 global financial crisis. Oil States International is a specialty energy services firm that derives a large slice of its revenues from oil. This meant that its stock fared better than many of its peers as the price of oil skyrocketed.

GOOD IDEAS AT THE TIME
Top Detractors From 2009 Performance*

Bank of N.T. Butterfield & Son	-0.89%

Comtech Telecommunications	-0.73

Diebold	-0.54

Janus Capital Group	-0.53

Berkley (W.R.)	-0.52

*Net of dividends

     Even in a good year, of course, there are disappointments. In May, we sold our shares in Bermuda-based Bank of N.T. Butterfield & Son mostly owing to its relatively low liquidity and the ongoing struggles of the banking industry. Comtech Telecommunications designs and develops satellite, over-the-horizon microwave, terrestrial and wireless telecommunications products for military and commercial use. Its stock had a hard landing after it reduced its near-term earnings outlook due to a push-out in U.S. government orders for the company’s higher-margin products and in international orders due to financing delays in emerging economies. We took advantage of this weakness to build our position through June, as we believe it is not a question of if these orders will materialize, but when.

ROYCE SELECT FUND I VS. RUSSELL 2000 Value of $10,000 Invested on 11/18/98

Includes reinvestment of distributions.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market
Capitalization*				$1,555 million

Weighted Average P/E Ratio**				20.2x

Weighted Average P/B Ratio				2.0x

U.S. Investments (% of Assets)				78.3%

Non-U.S. Investments (% of Assets)				7.1%

Fund Net Assets				$34 million

Turnover Rate				80%

Number of Holdings				64

Symbol				RYSFX

*	Geometrically calculated
**	The Fund’s P/E calculation excludes companies with zero or negative earnings (18% of portfolio holdings as of 12/31/09).

MORNINGSTAR STATISTICAL MEASURES*

			Category	Best Decile
		RS1	Median	Breakpoint

Sharpe Ratio		0.36	0.01	0.19

Standard
Deviation		17.70	20.84	18.56

*	Five years ended 12/31/09. Category Median and Best Decile Breakpoint based on 314 small-cap objective funds (oldest class) with at least five years of history.

RISK/RETURN COMPARISON
Five-Year Period Ended 12/31/09

		Average Annual	Standard	Return
		Total Return	Deviation	Efficiency*

	RS1	7.86%	17.70	0.44

	Russell 2000	0.51	21.35	0.02

*	Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater Over the Last 10 Years, in Percentages (%)

The Royce Funds 2009 Annual Report to Shareholders | 11

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/09

July - December 2009*			25.21%

One-Year			66.58

Three-Year			1.59

Since Inception (6/30/05)			6.80

ANNUAL EXPENSE RATIO

Operating Expenses			0.24%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RS2	Year	RS2

2009	66.6%	2007	-5.5%

2008	-33.4	2006	19.8

TOP 10 POSITIONS % of Net Assets

Pharmaceutical Product Development			2.8%

NutriSystem			2.2

Cal-Maine Foods			2.2

Market Vectors Gold Miners ETF			2.0

World Acceptance			1.9

Jinpan International			1.7

Synaptics			1.7

Fidelity National Financial Cl. A			1.6

Seabridge Gold			1.6

EZCORP Cl. A			1.6

SHORT POSITIONS % of Net Assets

Ultra S&P500 ProShares			-3.0%

iShares Russell 2000 Index Fund			-2.1

iShares MSCI Emerging
Markets Index Fund			-2.0

iShares MSCI Hong Kong Index Fund			-1.7

Morgan Stanley China A Share Fund			-0.8

PORTFOLIO SECTOR BREAKDOWN*
% of Net Assets

Consumer Products			12.5%

Technology			12.1

Natural Resources			10.8

Industrial Products			9.8

Industrial Services			8.7

Consumer Services			7.6

Financial Services			6.2

Health			6.0

Financial Intermediaries			3.5

Diversified Investment Companies			1.0

Miscellaneous			2.3

Cash and Cash Equivalents			19.5

*Long positions only

Royce Select Fund II

Manager’s Discussion
Following a dismal 2008, Royce Select Fund II (RS2) roared back in 2009, gaining 66.6%, and easily outpacing its small-cap benchmark, the Russell 2000, which was up 27.2% for the same period. In the challenging first quarter, in which the Russell 2000 declined 15.0%, RS2 did an impressive job preserving capital, gaining +0.1% for the period. As the market shifted gears into a bull phase in early March, RS2 took advantage of the breadth and intensity of the move. In the year’s second quarter, RS2 gained a whopping 32.9%, far outpacing the Russell 2000’s best quarter of the year, in which it gained +20.7%.

     On a relative basis, the Fund took a bit of a breather in the third quarter, advancing a respectable 13.4% compared to 19.3% for its benchmark. It then reestablished its relative edge in the year’s fourth quarter, gaining 10.4% versus 3.9% for the Russell 2000. Viewed in comparison to the small-cap index from the small-cap low on March 9, 2009 through December 31, 2009, RS2 rose 104.1% versus a gain of 84.5% for the small-cap index. The Fund’s relative edge over the Russell 2000 was also pronounced, as RS2 beat its benchmark for the one-, three-year and since inception (6/30/05) periods ended 12/31/09. The Fund’s average annual total return since inception was 6.8%.

GOOD IDEAS THAT WORKED
Top Contributors To 2009 Performance*

Daphne International Holdings	3.29%

Western Digital	2.65

Jinpan International	2.60

China Automation Group ADR	2.15

Anta Sports Products	2.13

*Includes dividends

     All of the Fund’s equity sectors made positive contributions to performance in 2009, led by Industrial Products, Technology, and Consumer Products, with Natural Resources and Industrial Services also posting strong showings. Results at the industry level were equally impressive, with the apparel, shoes and accessories group, components and systems companies, machinery stocks, and semiconductors and equipment businesses generating noteworthy gains. Geographic diversity also helped. The opportunities in foreign markets are substantial in our view, and we have been evaluating international companies for several years. Much of the effort in RS2 in this area has centered on the Asia-Pacific region. The fruits of these efforts were particularly strong in 2009, when investments in China in particular had a major positive impact on the Fund’s results. Four China-based businesses—Daphne International Holdings, Jinpan International, China Automation Group and Anta Sports Products—were among the Fund’s top contributors.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund which is not reflected in the performance information show above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of its pre-fee, high watermarked return. There was no highwater marked return in 2008. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

12 | The Royce Funds 2009 Annual Report to Shareholders

Performance and Portfolio Review

Considering our bottom-up focus, it has been very important to us to be on the ground in China, meeting with companies to better understand the specific opportunities. Generally speaking, we have focused our attention on businesses with definable competitive advantages, strong balance sheets and sensitivity to trends in domestic consumption as opposed to export markets. Daphne International Holdings, a vertically integrated manufacturer and retailer of low- to moderately-priced women’s shoes, continued to prudently grow its business and increase margins as the company demonstrated early success in retailing to match its success as a manufacturer. Jinpan International, a leading designer and manufacturer of cast resin transformers used for electricity distribution, benefited from strong domestic industrial trends along with increasing international sales. Its products are highly energy efficient and environmentally friendly, both crucial attributes in the rapidly growing markets for alternative energy and electrical infrastructure.
     California-based Western Digital, one of the top three global manufacturers of computer hard drives, used its strong balance sheet and competitive positioning to capitalize on the rebound in computer related sales.

Utilization rates, which began the year at depressed levels, finished close to 100% in the calendar fourth quarter, leading to much better-than-expected revenues and earnings. China Automation Group makes critical control systems for the railway, petrochemical and oil and gas industries in China. Its stock price was hammered in the downturn, but we built a position late in 2008 because we liked its balance sheet, returns on capital and robust growth prospects in a business with very high barriers to entry. Sales began to improve in 2009, which, along with a very positive outlook in an industrial revival, pushed its share price higher.

GOOD IDEAS AT THE TIME
Top Detractors From 2009 Performance*

Comtech Telecommunications	-1.42%

Ultra S&P500 ProShares	-1.09

iShares MSCI Emerging Markets Index Fund	-0.75

GMX Resources	-0.65

Hanesbrands	-0.63

*Net of dividends

     Early in the year, Comtech Telecommunications reduced sales and profit outlook for fiscal 2009 causing its stock price to suffer its worst decline in 29 years. We added aggressively to our position through August, as its stock price continued to languish. We liked the company’s balance sheet and long-term prospects. Near mid-year, we began to build short positions in two ETFs—Ultra S&P500 ProShares and iShares MSCI Emerging Markets Index Fund—in order to protect some of the portfolio’s year-to-date gains and hedge some of our regional exposure. This proved premature, as markets continued to rally throughout the year.

ROYCE SELECT FUND II VS. RUSSELL 2000 Value of $10,000 Invested on 6/30/05

Includes reinvestment of distributions.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market
Capitalization*			$1,200 million

Weighted Average P/E Ratio**			16.1x

Weighted Average P/B Ratio			1.9x

U.S. Investments (% of Assets)			54.5%

Non-U.S. Investments (% of Assets)			16.5%

Fund Net Assets			$4 million

Turnover Rate			114%

Number of Holdings			98

Symbol			RSFDX

*			Geometrically calculated
**			The Fund’s P/E calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 12/31/09).

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Decile
	RS2	Median	Breakpoint

Sharpe Ratio	0.12	-0.17	-0.03

Standard
Deviation	27.43	24.59	21.81

*			Three years ended 12/31/09. Category Median and Best Decile Breakpoint based on 333 small-cap objective funds (oldest class) with at least three years of history.

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater Since Inception, in Percentages (%)

The Royce Funds 2009 Annual Report to Shareholders | 13

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/09

July - December 2009*			31.35%

One-Year			56.11

Three-Year			6.57

Since Inception (6/30/05)			12.52

ANNUAL EXPENSE RATIO

Operating Expenses			0.75%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RGS	Year	RGS

2009	56.1%	2007	18.2%

2008	-34.4	2006	19.4

TOP 10 POSITIONS % of Net Assets

Major Drilling Group International			3.3%

Value Partners Group			2.8

Burckhardt Compression Holding			2.7

Hochschild Mining			2.7

Mayr-Melnhof Karton			2.6

Semperit AG Holding			2.5

Partners Group Holding			2.5

Sipef			2.5

Pfeiffer Vacuum Technology			2.3

Tesco Corporation			2.1

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Natural Resources			28.4%

Industrial Products			17.2

Health			12.4

Financial Services			10.6

Consumer Products			5.8

Financial Intermediaries			4.9

Industrial Services			3.3

Technology			2.9

Diversified Investment Companies			2.4

Consumer Services			1.0

Utilities			0.3

Cash and Cash Equivalents			10.8

Royce Global Select Fund

Manager’s Discussion
Royce Global Select Fund (RGS) Fund gained 56.1% in 2009, easily outpacing its global small-cap benchmark, the MSCI World Small Core index, which was up 44.1% for the same period. While the Fund’s advantage over its benchmark was satisfying, we were far happier with its strong absolute return. We also thought that the Fund’s solid results in the year’s bearish and bullish phases were noteworthy. RGS lost 3.8% in the first-quarter downturn versus a loss of 10.5% for its benchmark. In the highly dynamic second (+23.5% versus +28.1%) and third (+18.8% versus +22.2%) quarters, the Fund did very well on an absolute basis, even as it slipped behind its benchmark. In the quieter atmosphere of the fourth quarter, the Fund again did well on an absolute and relative basis, up 10.6% versus 2.8%.

     From the domestic small-cap low on March 9, 2009 through December 31, 2009, RGS rose 78.8%, while its global small-cap benchmark was up 91.8%. We were very happy with the Fund’s calendar-year results. We were also pleased that the Fund outperformed the MSCI World Small Core index for the one-year, three-year and since inception (6/30/05) periods ended December 31, 2009. RGS’s average annual total return since inception was 12.5%.
     All but three of the Fund’s equity sectors made a positive contribution to performance. The leading sector by a comfortable margin was Natural Resources, home to the Fund’s two top-performing industry groups, energy services companies and precious metals and mining stocks. Oil prices recovered strongly, rallying roughly 30%, while natural gas prices languished, due to a slower economy and abundant domestic supplies. However, we remain confident about the prospects for natural gas as a widely available and relatively cheap energy source, especially once environmental considerations have been factored in.

GOOD IDEAS THAT WORKED
Top Contributors To 2009 Performance*

Ivanhoe Mines	3.72%

Duratex	3.17

Fresnillo	2.80

Northam Platinum	2.78

Major Drilling Group International	2.45

*Includes dividends

     Our investments in precious metals and mining companies were based on the idea that commodity metals prices would also recover. We still see room to grow for many of our holdings in this industry. Our own analysis suggests that the prices of many of these stocks have not increased proportionally with the rise in commodity prices. We think that equity investors will revalue these companies as they begin to produce earnings and free cash flow, attracting a broader investment audience.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund which is not reflected in the performance information show above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of its pre-fee, high watermarked return of 4.00% in 2008. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

14 | The Royce Funds 2009 Annual Report to Shareholders

Performance and Portfolio Review

     After a long wait, the Mongolian government finally gave the go-ahead to Ivanhoe Mines to commence development of its copper mines in that nation, an event that helped to draw other investors to the stock. We took some gains in July and September. Fresnillo is a large silver producer and Mexico’s second largest gold producer. Although the rally in silver prices did not quite match that of gold, the uptick in both metals’ prices helped the company’s share price to rise. The rebound in platinum prices, driven by the recovery of the auto market, was good news for the stock price of Northam Platinum. Platinum tends to be a simpler market than gold, with approximately 80% of production in South Africa, a factor that drove 2009 performance. Indications from the company are that its 63% ownership by Mvela Resources will be “unbundled”—i.e., monetized in some way—over the next 12 months. This is likely to net the company enough cash to fund expansion of its very promising Boosandal mine, which could add up to 40% to its current production.
     Major Drilling Group International provides specialized contract drilling services for metals miners. We like its management and low-debt balance sheet, as well as the firm’s ability to remain profitable in the face of a near-60% decline in revenues during the worst days of the recession, a feat it accomplished mostly through effective cost cutting. Its stock price recovered when the outlook for its services in 2010 improved markedly, as inflation fears helped commodity prices for precious metals and key base industrial metals, such as copper, to surge. Duratex recently merged with its number two rival, creating a dominant player in wood fiberboard, a vital and robust market in Brazil, arguably one of the world’s more important wood markets. Duratex also has the top brand in residential porcelain—that is, sinks and toilets—making the firm very well-positioned to benefit from the country’s booming residential housing market.

GOOD IDEAS AT THE TIME
Top Detractors From 2009 Performance*

UltraShort Real Estate ProShares	-1.52%

Woodward Governor	-1.27

Lincoln Electric Holdings	-1.07

UltraShort Consumer Services ProShares	-0.95

UltraShort Health Care ProShares	-0.57

*Net of dividends

     Our position in UltraShort Real Estate ProShares was based on the idea that there will be ongoing deleveraging and intensifying trouble in the commercial real estate market, which led us to build our position in this ETF through 2009. Woodward Governor manufactures energy control systems for commercial and military aircraft. Its stock price nosedived as the company announced a large acquisition around the same time it revised downward its outlook for the year due to continuing softening conditions in aircraft manufacturing. We sold our shares in March, as the acquisition added more leverage to its balance sheet than we could live with.

ROYCE GLOBAL SELECT FUND VS. RUSSELL 2000 AND THE MSCI WORLD SMALL CORE Value of $10,000 Invested on 6/30/05

Includes reinvestment of distributions.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market
Capitalization*	$1,275 million

Weighted Average P/E Ratio**	15.1x

Weighted Average P/B Ratio	2.3x

Fund Net Assets	$9 million

Turnover Rate	85%

Number of Holdings	61

Symbol	RSFTX

*	Geometrically calculated
**	The Fund’s P/E calculation excludes companies with zero or negative earnings (22% of portfolio holdings as of 12/31/09).

MORNINGSTAR STATISTICAL MEASURES*

Category	Best Decile
RGS	Median	Breakpoint

Sharpe Ratio	0.30	-0.17	0.03

Standard
Deviation	24.58	24.59	21.81

*	Three years ended 12/31/09. Category Median and Best Decile Breakpoint based on 333 small-cap objective funds (oldest class) with at least three years of history.

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater Since Inception, in Percentages (%)

PORTFOLIO COUNTRY BREAKDOWN % of Net Assets

Canada	13.9%	France	2.0%
United States	9.5	United Arab
Hong Kong	8.3	Emirates	2.0
South Africa	6.2	Finland	1.9
Switzerland	5.2	Australia	1.7
Austria	5.1	Italy	1.6
Germany	4.3	Denmark	1.5
Brazil	3.9	Egypt	1.5
Mexico	3.6	Cayman Islands	1.5
China	3.5	Jersey	1.3
United	Papua New
Kingdom	3.2	Guinea	1.2
Peru	2.7	Sweden	0.7
Belgium	2.5	South Korea	0.4

The Royce Funds 2009 Annual Report to Shareholders | 15

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/09

July - December 2009*			17.67%

One-Year			23.13

Since Inception (9/28/07)			-3.53

EXPENSE RATIO

Annual Operating Expenses			0.28%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSS	Year	RSS

2009	23.1%	2008	-25.5%

TOP 10 POSITIONS % of Net Assets

International Rectifier			3.8%

Wesco Financial			3.6

Hertz Global Holdings			2.7

NBTY			2.6

Alliant Techsystems			2.4

Albemarle Corporation			2.1

Equifax			2.1

Gildan Activewear			2.0

AmerisourceBergen Corporation			1.9

Hubbell Cl. B			1.9

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Industrial Products			22.5%

Technology			18.0

Industrial Services			8.1

Financial Intermediaries			7.9

Consumer Products			6.0

Financial Services			5.2

Consumer Services			5.0

Health			3.4

Diversified Investment Companies			2.4

Natural Resources			1.8

Utilities			0.7

Miscellaneous			4.8

Cash and Cash Equivalents			14.2

Royce SMid-Cap Select Fund

Manager’s Discussion
Royce SMid-Cap Select Fund (RSS), with its focus on the larger end of the smaller company universe, posted a solid absolute return for the year, though it struggled to keep pace on a relative basis in the broad rally that lifted equities. For the calendar year, the Fund gained 23.1%, underperforming its small-cap benchmark, the Russell 2500, which was up 34.4% for the same period. After outperforming its benchmark during the bearish first quarter (-6.8% versus -11.4%), the Fund fell behind the index, underperforming in the very dynamic bull period that characterized the second (+12.3% versus + 20.3%) and third (+13.2% versus +20.1%) quarters. The fourth quarter was a more historically normal return period, with the market continuing its advance, albeit at a far slower pace. RSS rose 4.0% in the year’s final quarter, compared to the Russell 2500, which gained 5.1%. The Fund’s relatively high cash position was clearly a positive factor in the Fund’s comparably strong first quarter, but a drag on returns during the unusually strong second and third quarters.

     Launched not long after the peak for U.S. small-cap stocks in July 2007, RSS has operated in one of the most volatile and challenging environments for stocks over the past several decades. Even in this context, which includes a relative performance advantage over the benchmark since its inception (9/28/07), negative absolute returns are unsatisfying. RSS has returned -3.5% since inception, ahead of the Russell 2500, which fell 8.8% over the same period. Not surprisingly, from the recent small-cap cycle low achieved on 3/9/09, the Fund lagged its benchmark, gaining 42.6% compared to 85.2% for the Russell 2500.

GOOD IDEAS THAT WORKED
Top Contributors To 2009 Performance*

Lubrizol Corporation (The)	1.76%

Reliance Steel & Aluminum	1.63

Life Technologies	1.18

Gildan Activewear	1.11

Hubbell Cl. B	1.06

*Includes dividends

     For the year, 10 of the Fund’s equity sectors contributed positively to the Fund’s return. The Industrial Products sector made the largest contribution to performance by a wide margin, followed by Technology, Consumer Products and Natural Resources. Only Financial Services was a modest detractor in what remained a challenging environment for many stocks in this sector, particularly within the banking segment. At the industry level, specialty chemicals and materials businesses and industrial component manufacturers were standout performers, along with the apparel, shoes and accessories group, and aerospace and defense companies, which we slot in the Technology arena.

 Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund which is not reflected in the performance information show above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of its pre-fee, high watermarked return of 2.00% in 2008. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

16 | The Royce Funds 2009 Annual Report to Shareholders

Performance and Portfolio Review

     Lubrizol Corporation, a specialty chemical manufacturer of lubricating additives, was the Fund’s top performer in 2009. Market share gains to the detriment of its competition combined with reductions in the cost of raw materials and stable product pricing allowed for improving margins even in the face of challenging economic conditions. Reliance Steel & Aluminum, the leading steel fabrication and distribution company in the U.S., capitalized on the overly aggressive destocking of steel inventories in 2008 and early 2009, which drew available supplies down to unsustainably low levels even in a state of depressed economic activity. When demand ultimately returned, the company was well positioned to service customers and drive improved margins through their business.
     Outside of Industrial Products, we enjoyed success with Life Technologies, a global biotechnology tools company offering products and services geared toward enabling researchers to accelerate scientific exploration.

Long-term positive trends in life science research and genomics provided the backdrop for higher revenues and improved earnings. We sold our position in March, August and September as its share price climbed. Gildan Activewear produces blank t-shirts, sport shirts and fleece to wholesale distributors for subsequent screenprinting with designs and logos. Its stock was hammered through the downturn, hurt by rising cotton prices, plant problems and, more generally, the recession. The company then saw its stock price advance as it was able to use a sturdy balance sheet to increase market share and pursue new distribution opportunities within the retail channel.

GOOD IDEAS AT THE TIME
Top Detractors From 2009 Performance*

Leucadia National	-1.02%

AllianceBernstein Holding L.P.	-0.86

KBR	-0.61

Brown & Brown	-0.49

Republic Services	-0.43

*Net of dividends

     From the Financial Intermediaries sector, Leucadia National, a diversified holding company engaged in a broad range of industrial and financial activities, was a notable loser. The company suffered when a short-term mark-to-market price calculation driven by two of its underlying investments wreaked havoc on its stock price. That uproar has since tempered, and both underlying investments posted very strong results in the second quarter. After selling our shares in March, we reinitiated a position in July. We remain enthusiastic about many financial businesses, specifically asset managers and specialty insurance companies. However, we were disappointed that asset manager AllianceBernstein Holding did not participate fully in the early stages of the recent rally, prompting us to sell our stake in April.

ROYCE SMID-CAP SELECT FUND VS. RUSSELL 2500 Value of $10,000 Invested on 9/28/07

Includes reinvestment of distributions.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market
Capitalization*	$2,886 million

Weighted Average P/E Ratio**	16.1x

Weighted Average P/B Ratio	1.9x

U.S. Investments (% of Assets)	85.2%

Non-U.S. Investments (% of Assets)	0.6%

Fund Net Assets	$1 million

Turnover Rate	415%

Number of Holdings	83

Symbol	RMISX

*	Geometrically calculated
**	The Fund’s P/E calculation excludes companies with zero or negative earnings (22% of portfolio holdings as of 12/31/09).

The Royce Funds 2009 Annual Report to Shareholders | 17

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.

CUMULATIVE TOTAL RETURNS
Through 12/31/09

July - December 2009	17.70%

Since Inception (6/30/09)	17.70

EXPENSE RATIO

Annual Operating Expenses	0.70%

TOP 10 POSITIONS % of Net Assets

WPG Holdings	5.0%

Ajisen China Holdings	4.4

Citic 1616 Holdings	4.1

Green Cross	3.8

Huabao International Holdings	3.7

Biosensors International Group	3.5

MegaStudy Company	3.5

Sa Sa International Holdings	3.4

China Shineway Pharmaceutical Group	3.1

Hanmi Pharm Company	3.1

SHORT POSITIONS % of Net Assets

iShares MSCI South Korea Index Fund	-6.8%

iShares MSCI Australia Index Fund	-5.0

Baidu ADR	-3.5

iShares MSCI Taiwan Index Fund	-3.3

Morgan Stanley China A Share Fund	-3.2

iShares FTSE/Xinhua China 25 Index Fund	-2.1

Suntech Power Holdings ADR	-1.7

Yingli Green Energy Holding Company ADR	-1.3

First Solar	-1.2

iShares MSCI Singapore Index Fund	-1.0

Trina Solar ADR	-0.9

PORTFOLIO SECTOR BREAKDOWN*
% of Net Assets

Health	27.1%

Technology	26.3

Consumer Products	16.6

Industrial Services	10.3

Industrial Products	7.2

Consumer Services	6.2

Financial Services	5.1

Natural Resources	0.8

Cash and Cash Equivalents	0.4

*Long positions only

Royce Asia-Pacific Select Fund

Manager’s Discussion
From its inception on June 30, 2009 through December 31, 2009, Royce Asia-Pacific Select Fund (RAP) gained 17.7% versus a 17.9% return for its benchmark, the MSCI AC Asia Pacific Standard Core index, for the same period. We were particularly happy that the Fund provided a strong return on an absolute basis that was also competitive on relative basis at a time when stock prices were rising rapidly.
      The Fund generally invests in less than 100 micro-cap, small-cap and/or mid-cap companies; that is, those with market caps up to $10 billion. Although RAP represents a new geographic area of emphasis for us, our approach to security selection for its long positions is vintage Royce—we seek companies that have strong balance sheets, the ability to generate free cash flow and what we think are excellent prospects for growth. RAP’S investment universe covers the entire Asia-Pacific region, though thus far we have concentrated our efforts in Northeast Asia—specifically China (including Hong Kong), Taiwan, Japan, Singapore and South Korea, with the first of these nations representing the bulk of the Fund’s net assets broken down by country at the end of 2009.

      As is the case in Europe, most Asian investors do not view small-cap as a distinct asset class, whether in the region’s developed or developing markets. We believe that this results in many Asian small-caps going unnoticed and underfollowed, a condition that gives us more opportunities to find quality businesses that are not properly priced. In this way, the Asia-Pacific small-cap world resembles the state of small-cap in the U.S. during the 1970s and ’80s. It is also an attractively large universe, one that includes a substantial number of micro-cap, small-cap and mid-cap companies.

GOOD IDEAS THAT WORKED
Top Contributors To 2009 Performance*

Sino Biopharmaceutical	3.51%

E-House China Holdings ADR	3.30

3SBio ADR	1.87

China Yurun Food Group	1.84

Comba Telecom Systems Holdings	1.83

*Includes dividends

     Our goal is to ferret out those few companies that we see as the best opportunities within this vast market. We have been, and will continue to be, cautious and careful investors in the region. This is particularly vital in China. Japan and China are currently the first- and second-largest Asian economies, though they are largely expected to switch places within the next few years, an assessment with which we concur. Whatever the outcome, China’s large population—1.3 billion and counting—and rapidly growing economy provide great potential for the sort of compelling equity opportunities that we seek for the portfolio. Our practice has been to use the Royce approach by focusing on fundamentals and looking closely

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund which is not reflected in the performance information show above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses include performance fees based on 12.5% of the Fund’s estimated pre-fee, high watermarked total returns have been estimated based on an assumed 5.00% pre fee annual rate of return. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

18 | The Royce Funds 2009 Annual Report to Shareholders

Performance and Portfolio Review

at qualitative issues. In general, we have been looking at small-cap companies with mature reporting and accounting practices. We obtain information through a combination of our own research and use smaller, local research companies for fundamental company data.
     Seven of the Fund’s equity sectors posted positive performance during 2009. Health was the leading sector by a considerable margin, while Technology also made a significant contribution. At the industry level, drugs and biotech companies and medical products and devices businesses were among the leaders, along with other financial services firms and components and systems companies. Healthcare is an area in which we have developed a keen interest in China as there is a secular increase in per capita spending that we estimate will continue. RAP’s top performer was Sino Biopharmaceutical, which specializes in treatments for Hepatitis-B and ophthalmia. We liked its experienced management and its strong position in the treatment of Hepatitis-B. We sold our shares as its price skyrocketed. Dialysis treatment is the specialty of 3SBio, which, along with its under-the-radar status, first attracted our attention. We took some gains in December as its stock price rose, but it was a top-20 holding at the end of 2009.

     Elsewhere in the portfolio, we had success with another top-20 position, E-House China Holdings, one of China’s largest real estate brokers. The private real estate market in China is very young, and this business quickly established itself as a leader with a highly attractive, commission-based business model. We reduced our stake somewhat as the outlook for residential real estate was not as strong as it was in 2009. China Yurun Food Group is a large pork processor for a population that consumes more pork than chicken or beef. Its industry has been historically highly fragmented and mostly local. The company was well-positioned to benefit from a government eager to modernize and standardize practices among meat processors.

GOOD IDEAS AT THE TIME
Top Detractors From 2009 Performance*

UltraShort Financials ProShares	-0.96%

iShares MSCI South Korea Index Fund	-0.91

ATA ADR	-0.87

UltraShort Industrials ProShares	-0.46

Inspur International	-0.34

*Net of dividends

Comba Telecom Systems Holdings makes equipment that augments and enables wireless cell phone networks. Its products were in high demand in a country with 700 million cell phone users, a factor that, along with a competitive cost structure, had investors ringing it up. We took some gains as its share price more than doubled. The Fund’s two most significant detractors to performance were attempts to hedge the portfolio. We sold the ETF in UltraShort Financials ProShares in September.

ROYCE ASIA-PACIFIC SELECT FUND VS. MSCI AC ASIA PACIFIC STANDARD CORE Value of $10,000 Invested on 6/30/09

Includes reinvestment of distributions.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market
Capitalization*	$980 million

Weighted Average P/E Ratio**	19.6x

Weighted Average P/B Ratio	3.3x

Fund Net Assets	$1 million

Turnover Rate	104%

Number of Holdings	56

Symbol	RAPSX

*	Geometrically calculated
**	The Fund’s P/E calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/09).

PORTFOLIO COUNTRY BREAKDOWN
% of Net Assets

Hong Kong	30.1%

China	26.1

Taiwan	17.8

South Korea	17.5

Singapore	7.3

British Virgin Islands	0.8

The Royce Funds 2009 Annual Report to Shareholders | 19

Schedules of Investments

Royce Select Fund I

	SHARES	VALUE
COMMON STOCKS – 85.4%

Consumer Products – 7.1%
Apparel, Shoes and Accessories - 3.8%
Columbia Sportswear	11,700	$456,768
Volcom [a]	25,200	421,848
† Warnaco Group (The) [a]	9,800	413,462

		1,292,078

Food/Beverage/Tobacco - 3.3%
† Cal-Maine Foods	19,900	678,192
† Hain Celestial Group [a]	26,000	442,260

		1,120,452

Total (Cost $1,999,651)		2,412,530

Consumer Services – 1.3%
Media and Broadcasting - 1.3%
† Scripps Networks Interactive Cl. A	10,600	439,900

Total (Cost $301,155)		439,900

Diversified Investment Companies – 1.8%
Exchange Traded Funds - 1.8%
† UltraShort 20+ Year Treasury
ProShares [a]	12,000	600,000

Total (Cost $512,519)		600,000

Financial Intermediaries – 5.8%
Insurance - 4.9%
† Alleghany Corporation [a]	1,802	497,352
Berkley (W.R.)	9,900	243,936
Markel Corporation [a]	1,100	374,000
† Validus Holdings	19,700	530,718

		1,646,006

Securities Brokers - 0.9%
Lazard Cl. A	8,500	322,745

Total (Cost $1,804,749)		1,968,751

Financial Services – 7.7%
Diversified Financial Services - 1.7%
† Duff & Phelps Cl. A	31,200	569,712

Information and Processing - 1.8%
SEI Investments	35,700	625,464

Insurance Brokers - 1.7%
Brown & Brown	31,600	567,852

Investment Management - 2.5%
Evercore Partners Cl. A	11,900	361,760
† Federated Investors Cl. B	18,200	500,500

		862,260

Total (Cost $2,212,413)		2,625,288

Health – 1.5%
Health Services - 1.1%
ICON ADR [a]	17,100	371,583

	SHARES	VALUE
Health (continued)
Medical Products and Devices - 0.4%
† Immucor [a]	7,500	$151,800

Total (Cost $414,957)		523,383

Industrial Products – 16.8%
Automotive - 0.9%
Gentex Corporation	17,200	307,020

Building Systems and Components - 2.4%
Drew Industries [a]	19,900	410,935
Simpson Manufacturing	14,800	397,972

		808,907

Industrial Components - 1.8%
GrafTech International [a]	39,400	612,670

Machinery - 5.2%
Astec Industries [a]	7,500	202,050
Columbus McKinnon [a]	31,000	423,460
Rofin-Sinar Technologies [a]	25,100	592,611
Wabtec Corporation	13,300	543,172

		1,761,293

Metal Fabrication and Distribution - 3.8%
† Reliance Steel & Aluminum	14,000	605,080
Sims Metal Management ADR	35,540	693,030

		1,298,110

Miscellaneous Manufacturing - 1.0%
†AZZ [a]	10,200	333,540

Pumps, Valves and Bearings - 1.7%
Gardner Denver	13,300	565,915

Total (Cost $4,125,382)		5,687,455

Industrial Services – 20.6%
Commercial Services - 9.6%
Cintas Corporation	21,200	552,260
Corinthian Colleges [a]	52,100	717,417
CRA International [a]	14,200	378,430
MAXIMUS	11,400	570,000
Robert Half International	19,000	507,870
Universal Technical Institute [a]	26,800	541,360

		3,267,337

Food, Tobacco and Agriculture - 4.3%
† American Italian Pasta Cl. A [a]	11,500	400,085
Intrepid Potash [a]	20,800	606,736
† Terra Industries	13,400	431,346

		1,438,167

Industrial Distribution - 1.6%
MSC Industrial Direct Cl. A	11,400	535,800

Transportation and Logistics - 5.1%
Arkansas Best	14,200	417,906
† Kirby Corporation [a]	10,500	365,715
Landstar System	15,600	604,812

20 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Industrial Services (continued)
Transportation and Logistics (continued)
Universal Truckload Services	19,024	$344,334

		1,732,767

Total (Cost $6,140,618)		6,974,071

Natural Resources – 13.9%
Energy Services - 11.6%
Calfrac Well Services	21,500	428,623
Helmerich & Payne	8,000	319,040
Major Drilling Group International	21,600	594,188
Oil States International [a]	17,700	695,433
Pason Systems	64,500	718,483
ShawCor Cl. A	24,200	679,132
Unit Corporation [a]	11,800	501,500

		3,936,399

Precious Metals and Mining - 2.3%
† Cliffs Natural Resources	11,000	506,990
† Randgold Resources ADR	3,400	269,008

		775,998

Total (Cost $3,133,999)		4,712,397

Technology – 6.5%
Components and Systems - 0.8%
Teradata Corporation [a]	8,500	267,155

IT Services - 1.3%
Total System Services	25,700	443,839

Semiconductors and Equipment - 1.1%
Cabot Microelectronics [a]	11,000	362,560

Software - 0.9%
Fair Isaac	14,500	308,995

Telecommunications - 2.4%
Comtech Telecommunications [a]	7,300	255,865
Harmonic [a]	88,400	559,572

		815,437

Total (Cost $1,773,040)		2,197,986

Miscellaneous [b] – 2.4%
Total (Cost $762,308)		804,006

TOTAL COMMON STOCKS
(Cost $23,180,791)		28,945,767

REPURCHASE AGREEMENT – 14.7%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10,
maturity value $4,988,003 (collateralized
by obligations of various U.S. Government
Agencies, 7.00% due 3/15/10, valued at $5,112,900)
(Cost $4,988,000)		4,988,000

VALUE
TOTAL INVESTMENTS – 100.1%
(Cost $28,168,791)	$33,933,767

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.1)%	(37,493)

NET ASSETS – 100.0%	$33,896,274

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 21

Schedules of Investments

Royce Select Fund II

	SHARES	VALUE
COMMON STOCKS – 80.5%

Consumer Products – 12.5%
Apparel, Shoes and Accessories - 6.6%
Anta Sports Products	13,700	$20,309
† Daphne International Holdings	53,700	43,105
Hengdeli Holdings	33,850	12,811
† Luk Fook Holdings (International)	71,900	61,596
Movado Group [c]	4,950	48,114
† Stella International Holdings	23,500	42,605
True Religion Apparel [a]	2,300	42,527

		271,067

Food/Beverage/Tobacco - 2.9%
Cal-Maine Foods [c]	2,600	88,608
† Thai Beverage PCL	176,100	30,741

		119,349

Health, Beauty and Nutrition - 3.0%
NBTY [a]	800	34,832
NutriSystem [c]	2,900	90,393

		125,225

Total (Cost $320,413)		515,641

Consumer Services – 7.6%
Online Commerce - 0.2%
1-800-FLOWERS.COM Cl. A [a]	2,836	7,515

Retail Stores - 6.5%
American Eagle Outfitters	1,450	24,621
Cash America International	1,300	45,448
DSW Cl. A [a,c]	900	23,292
EZCORP Cl. A [a]	3,800	65,398
† GameStop Corporation Cl. A [a]	1,700	37,298
† Rent-A-Center [a]	2,100	37,212
Tiffany & Co.	800	34,400

		267,669

Other Consumer Services - 0.9%
First Cash Financial Services [a]	1,700	37,723

Total (Cost $260,290)		312,907

Diversified Investment Companies – 1.0%
Exchange Traded Funds - 1.0%
UltraShort 20+ Year Treasury ProShares [a]	800	40,000

Total (Cost $34,424)		40,000

Financial Intermediaries – 3.5%
Insurance - 2.2%
Fidelity National Financial Cl. A	5,000	67,300
Greenlight Capital Re Cl. A [a]	900	21,213

		88,513

Securities Brokers - 0.6%
Lazard Cl. A	700	26,579

	SHARES	VALUE
Financial Intermediaries (continued)
Other Financial Intermediaries - 0.7%
† NASDAQ OMX Group (The) [a]	1,500	$29,730

Total (Cost $140,160)		144,822

Financial Services – 6.2%
Diversified Financial Services - 1.9%
† World Acceptance [a]	2,140	76,676

Information and Processing - 1.7%
FactSet Research Systems	200	13,174
Interactive Data [c]	2,300	58,190

		71,364

Investment Management - 2.6%
AllianceBernstein Holding L.P.	1,200	33,720
Evercore Partners Cl. A	800	24,320
Value Partners Group [a]	93,500	47,570

		105,610

Total (Cost $221,291)		253,650

Health – 6.0%
Drugs and Biotech - 1.3%
Endo Pharmaceuticals Holdings [a]	1,900	38,969
WuXi PharmaTech Cayman ADR [a]	795	12,688

		51,657

Health Services - 4.7%
Air Methods [a,c]	605	20,340
† Pharmaceutical Product Development [c]	4,950	116,028
Res-Care [a]	5,143	57,602

		193,970

Total (Cost $228,572)		245,627

Industrial Products – 9.8%
Automotive - 2.4%
Minth Group	32,400	47,746
WABCO Holdings	850	21,922
Xinyi Glass Holdings	30,900	27,872

		97,540

Machinery - 2.5%
Hollysys Automation Technologies [a]	2,700	32,427
Jinpan International [c]	1,501	71,553

		103,980

Metal Fabrication and Distribution - 2.2%
† China Metal Recycling Holdings [a]	16,700	18,044
Commercial Metals	700	10,955
Foster (L.B.) Company Cl. A [a]	800	23,848
Fushi Copperweld [a]	2,740	27,729
† Kennametal [c]	300	7,776

		88,352

Miscellaneous Manufacturing - 1.0%
China Automation Group	52,300	42,829

Pumps, Valves and Bearings - 0.7%
Kaydon Corporation	800	28,608

22 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Industrial Products (continued)
Specialty Chemicals and Materials - 1.0%
† Kingboard Chemical Holdings	7,400	$29,346
OM Group [a,c]	400	12,556

		41,902

Total (Cost $179,005)		403,211

Industrial Services – 8.7%
Advertising and Publishing - 0.6%
ValueClick [a]	2,460	24,895

Commercial Services - 3.2%
† Copart [a]	800	29,304
Global Sources [a]	1,870	11,687
† Team [a,c]	2,790	52,480
† Verisk Analytics Cl. A [a]	1,300	39,364

		132,835

Engineering and Construction - 0.7%
KBR	1,500	28,500

Food, Tobacco and Agriculture - 2.9%
Chaoda Modern Agriculture	35,924	38,212
China Green (Holdings)	51,900	49,126
Hanfeng Evergreen [a]	4,600	32,504

		119,842

Printing - 1.3%
CSS Industries [c]	1,400	27,216
Multi-Color Corporation	1,969	24,042

		51,258

Total (Cost $302,141)		357,330

Natural Resources – 10.8%
Energy Services - 4.0%
CE Franklin [a]	7,200	48,888
† Lufkin Industries	600	43,920
Patterson-UTI Energy	1,300	19,955
Rowan Companies [a]	1,050	23,772
Willbros Group [a]	1,600	26,992

		163,527

Oil and Gas - 2.3%
† Arena Resources [a]	800	34,496
† Gran Tierra Energy [a]	6,000	34,380
St. Mary Land & Exploration	800	27,392

		96,268

Precious Metals and Mining - 4.5%
Market Vectors Gold Miners ETF [c]	1,800	83,178
† Randgold Resources ADR	450	35,604
Seabridge Gold [a,c]	2,700	65,529

		184,311

Total (Cost $323,628)		444,106

Technology – 12.1%
Aerospace and Defense - 1.2%
BE Aerospace [a]	400	9,400
HEICO Corporation	900	39,897

		49,297

	SHARES	VALUE
Technology (continued)
Components and Systems - 3.9%
AAC Acoustic Technologies Holdings	19,100	$31,565
Synaptics [a]	2,300	70,495
VTech Holdings	2,500	23,900
Western Digital [a]	750	33,112

		159,072

IT Services - 1.0%
AsiaInfo Holdings [a,c]	300	9,141
Yucheng Technologies [a,c]	3,885	33,139

		42,280

Semiconductors and Equipment - 1.5%
Lam Research [a,c]	600	23,526
MEMC Electronic Materials [a]	1,700	23,154
Varian Semiconductor Equipment
Associates [a]	400	14,352

		61,032

Software - 1.1%
American Software Cl. A	4,070	24,420
SkillSoft ADR [a]	2,100	22,008

		46,428

Telecommunications - 3.4%
Cogo Group [a]	2,694	19,855
Comtech Telecommunications [a,c]	1,700	59,585
Tekelec [a]	3,850	58,828

		138,268

Total (Cost $369,087)		496,377

Miscellaneous [b] – 2.3%
Total (Cost $79,340)		94,529

TOTAL COMMON STOCKS
(Cost $2,458,351)		3,308,200

REPURCHASE AGREEMENT – 22.1%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10,
maturity value $909,001 (collateralized
by obligations of various U.S. Government
Agencies, due 1/14/10, valued at $935,000)
(Cost $909,000)		909,000

TOTAL INVESTMENTS – 102.6%
(Cost $3,367,351)		4,217,200
LIABILITIES LESS CASH
AND OTHER ASSETS – (2.6)%		(108,427)

NET ASSETS – 100.0%		$4,108,773

SECURITIES SOLD SHORT
COMMON STOCKS – 9.6%
Diversified Investment Companies – 9.6%
Closed-End Funds - 0.8%
Morgan Stanley China A Share Fund	1,050	$32,939

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 23

Schedules of Investments

Royce Select Fund II (continued)

	SHARES	VALUE
Diversified Investment Companies (continued)
Exchange Traded Funds - 8.8%
iShares MSCI Emerging Markets Index Fund	2,000	$83,000
iShares MSCI Hong Kong Index Fund	4,400	68,904
iShares Russell 2000 Index Fund	1,400	87,164
Ultra S&P 500 ProShares	3,200	122,272

		361,340

TOTAL SECURITIES SOLD SHORT
(Proceeds $336,712)		$394,279

Royce Global Select Fund

	SHARES	VALUE
COMMON STOCKS – 89.2%

Australia – 1.7%
Sims Metal Management ADR	8,000	$156,000

Total (Cost $92,815)		156,000

Austria – 5.1%
Mayr-Melnhof Karton	2,300	236,610
Semperit AG Holding	6,000	231,398

Total (Cost $384,079)		468,008

Belgium – 2.5%
Sipef	4,500	224,460

Total (Cost $233,676)		224,460

Brazil – 3.9%
† Amil Participacoes	8,500	66,262
† Duratex	17,486	161,316
† OdontoPrev	3,500	128,119

Total (Cost $179,102)		355,697

Canada – 13.9%
Ensign Energy Services	12,500	179,280
Ivanhoe Mines [a]	12,000	175,320
Major Drilling Group International	11,000	302,596
Pason Systems	10,000	111,393
Red Back Mining [a]	6,000	86,054
Silver Standard Resources [a]	2,000	43,740
Sprott	40,000	172,109
Tesco Corporation [a]	15,000	193,650

Total (Cost $1,004,110)		1,264,142

Cayman Islands – 1.5%
Endeavour Financial	80,000	135,392

Total (Cost $309,148)		135,392

China – 3.5%
†China Forestry Holdings [a]	660,000	186,421
† Simcere Pharmaceutical Group ADR [a]	10,000	92,400
† 3SBio ADR [a]	3,000	41,070

Total (Cost $286,381)		319,891

Denmark – 1.5%
H Lundbeck	7,500	136,511

Total (Cost $145,876)		136,511

Egypt – 1.5%
† Egyptian Financial Group-Hermes Holding	30,000	136,029

Total (Cost $168,006)		136,029

Finland – 1.9%
† Nokian Renkaat	3,300	80,068

24 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Finland (continued)
Vaisala Cl. A	2,500	$89,917

Total (Cost $203,357)		169,985

France – 2.0%
† Alten [a]	2,000	55,515
† Boiron	3,000	127,899

Total (Cost $107,515)		183,414

Germany – 4.3%
† Carl Zeiss Meditec	10,000	178,370
Pfeiffer Vacuum Technology	2,500	209,573

Total (Cost $306,630)		387,943

Hong Kong – 8.3%
† Asian Citrus Holdings	150,000	122,392
† China Green (Holdings)	152,000	143,876
† Citic 1616 Holdings	350,000	118,074
† Sino Biopharmaceutical	375,000	118,996
† Value Partners Group [a]	500,000	254,386

Total (Cost $633,249)		757,724

Italy – 1.6%
† Recordati	20,000	148,822

Total (Cost $128,052)		148,822

Jersey – 1.3%
Randgold Resources ADR	1,500	118,680

Total (Cost $74,095)		118,680

Mexico – 3.6%
† Fresnillo	11,500	144,975
Industrias Bachoco ADR	8,000	183,680

Total (Cost $256,610)		328,655

Papua New Guinea – 1.2%
†Lihir Gold	36,200	105,590

Total (Cost $87,028)		105,590

Peru – 2.7%
† Hochschild Mining	45,000	245,126

Total (Cost $230,605)		245,126

South Africa – 6.2%
† Aquarius Platinum[a]	30,000	193,236
† Discovery Holdings	32,500	140,516
Lewis Group	12,500	89,434
Northam Platinum	22,500	145,438

Total (Cost $393,258)		568,624

	SHARES	VALUE
South Korea – 0.4%
† Bukwang Pharmaceutical	3,000	$38,612

Total (Cost $36,877)		38,612

Sweden – 0.7%
† Q-Med [a]	10,000	67,253

Total (Cost $64,326)		67,253

Switzerland – 5.2%
† Burckhardt Compression Holding	1,400	250,546
† Partners Group Holding	1,800	226,709

Total (Cost $413,906)		477,255

United Arab Emirates – 2.0%
Lamprell	60,000	177,046

Total (Cost $109,451)		177,046

United Kingdom – 3.2%
† Ashmore Group	40,000	173,884
† Spirax-Sarco Engineering	6,000	119,454

Total (Cost $203,580)		293,338

United States – 9.5%
Intrepid Potash [a]	5,500	160,435
Knight Capital Group Cl. A [a]	6,500	100,100
Schnitzer Steel Industries Cl. A	2,500	119,250
UltraShort 20+ Year Treasury ProShares [a]	2,600	130,000
UltraShort Consumer Services ProShares [a]	1,200	45,192
† UltraShort Health Care ProShares [a]	1,500	51,945
UltraShort Industrials ProShares [a]	2,000	48,640
UltraShort Real Estate ProShares [a]	4,000	29,960
† UltraShort Utilities ProShares	1,500	30,750
Unit Corporation [a]	3,500	148,750

Total (Cost $980,798)		865,022

TOTAL COMMON STOCKS
(Cost $7,032,530)		8,129,219

REPURCHASE AGREEMENT – 10.7%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10,
maturity value $975,001 (collateralized
by obligations of various U.S. Government
Agencies, 7.125% due 6/15/10, valued at
$1,002,786)
(Cost $975,000)		975,000

TOTAL INVESTMENTS – 99.9%
(Cost $8,007,530)		9,104,219
CASH AND OTHER ASSETS
LESS LIABILITIES – 0.1%		12,665

NET ASSETS – 100.0%		$9,116,884

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 25

Schedules of Investments

Royce SMid-Cap Select Fund

	SHARES	VALUE
COMMON STOCKS – 85.8%

Consumer Products – 6.0%
Apparel, Shoes and Accessories - 2.5%
† Coach	160	$5,845
Gildan Activewear [a]	950	23,161

		29,006

Food/Beverage/Tobacco - 0.9%
† Campbell Soup	200	6,760
† Molson Coors Brewing Cl. B	70	3,161

		9,921

Health, Beauty and Nutrition - 2.6%
NBTY [a]	700	30,478

Total (Cost $56,739)		69,405

Consumer Services – 5.0%
Retail Stores - 5.0%
Charming Shoppes [a]	400	2,588
Dress Barn (The) [a]	700	16,170
Family Dollar Stores	400	11,132
† GameStop Corporation Cl. A [a]	200	4,388
† O’Reilly Automotive [a]	400	15,248
† PetSmart	300	8,007

Total (Cost $52,915)		57,533

Diversified Investment Companies – 2.4%
Exchange Traded Funds - 2.4%
† UltraShort 20+ Year Treasury ProShares [a]	200	10,000
† UltraShort S&P 500 ProShares [a]	500	17,540

Total (Cost $29,307)		27,540

Financial Intermediaries – 7.9%
Banking - 0.9%
† Fifth Third Bancorp	1,100	10,725

Insurance - 7.0%
Alleghany Corporation [a]	25	6,900
Leucadia National [a]	550	13,084
† PartnerRe	250	18,665
Wesco Financial	120	41,160

		79,809

Total (Cost $87,668)		90,534

Financial Services – 5.2%
Information and Processing - 3.0%
†Equifax	780	24,094
Fiserv [a]	200	9,696

		33,790

Insurance Brokers - 0.8%
Brown & Brown	500	8,985

	SHARES	VALUE

Financial Services (continued)
Investment Management - 1.4%
Federated Investors Cl. B	600	$16,500

Total (Cost $57,558)		59,275

Health – 3.4%
Commercial Services - 1.9%
†AmerisourceBergen Corporation	850	22,160

Drugs and Biotech - 0.7%
Endo Pharmaceuticals Holdings [a]	420	8,614

Medical Products and Devices - 0.8%
† C.R. Bard	100	7,790
† Kinetic Concepts [a]	30	1,129

		8,919

Total (Cost $34,833)		39,693

Industrial Products – 22.5%
Automotive - 3.7%
† Hertz Global Holdings [a]	2,650	31,588
WABCO Holdings	440	11,348

		42,936

Building Systems and Components - 1.9%
Quanex Building Products	400	6,788
† Simpson Manufacturing	550	14,790

		21,578

Industrial Components - 2.7%
Hubbell Cl. B	460	21,758
PerkinElmer	450	9,265

		31,023

Machinery - 0.8%
Franklin Electric	300	8,724

Metal Fabrication and Distribution - 1.5%
Reliance Steel & Aluminum	300	12,966
Steel Dynamics	210	3,721

		16,687

Miscellaneous Manufacturing - 1.7%
Acuity Brands	540	19,246

Paper and Packaging - 1.0%
Greif Cl. A	5	270
Silgan Holdings	200	11,576

		11,846

Pumps, Valves and Bearings - 2.0%
† Flowserve Corporation	50	4,726
Gardner Denver	440	18,722

		23,448

Specialty Chemicals and Materials - 5.8%
†Albemarle Corporation	670	24,368
Cabot Corporation	800	20,984
† Lubrizol Corporation (The)	180	13,131
† Olin Corporation	500	8,760

		67,243

26 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Industrial Products (continued)
Other Industrial Products - 1.4%
† Cooper Industries	380	$16,203

Total (Cost $221,639)		258,934

Industrial Services – 8.1%
Advertising and Publishing - 1.5%
† Omnicom Group	450	17,617

Commercial Services - 3.5%
Cintas Corporation	770	20,059
Copart [a]	105	3,846
† FTI Consulting [a]	200	9,432
† United Rentals [a]	700	6,867

		40,204

Food, Tobacco and Agriculture - 1.5%
† American Italian Pasta Cl. A [a]	480	16,699

Industrial Distribution - 0.6%
MSC Industrial Direct Cl. A	150	7,050

Transportation and Logistics - 1.0%
Landstar System	300	11,631

Total (Cost $86,016)		93,201

Natural Resources – 1.8%
Energy Services - 1.8%
† ENSCO International ADR	220	8,787
† Helmerich & Payne	300	11,964

Total (Cost $22,446)		20,751

Technology – 18.0%
Aerospace and Defense - 6.1%
Alliant Techsystems [a]	308	27,187
† Mercury Computer Systems [a]	800	8,808
† Rockwell Collins	330	18,269
Teledyne Technologies [a]	400	15,344

		69,608

Components and Systems - 1.9%
† AVX Corporation	700	8,869
Thomas & Betts [a]	360	12,884

		21,753

Distribution - 2.4%
Anixter International [a]	400	18,840
Arrow Electronics [a]	300	8,883

		27,723

IT Services - 0.9%
SRA International Cl. A [a]	260	4,966
Sykes Enterprises [a]	200	5,094

		10,060

Semiconductors and Equipment - 3.8%
† International Rectifier [a]	2,000	44,240

Software - 1.5%
† Autodesk [a]	700	17,787

Telecommunications - 1.4%
ADTRAN	300	6,765
† Corning	400	7,724
	SHARES	VALUE

Technology (continued)
Telecommunications (continued)
† Polycom [a]	40	$999

		15,488

Total (Cost $180,088)		206,659

Utilities – 0.7%
EQT Corporation	100	4,392
UGI Corporation	150	3,629

Total (Cost $6,574)		8,021

Miscellaneous [b] – 4.8%
Total (Cost $53,956)		54,943

TOTAL COMMON STOCKS
(Cost $889,739)		986,489

REPURCHASE AGREEMENT – 14.2%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10,
maturity value $164,000 (collateralized
by obligations of various U.S. Government
Agencies, due 1/14/10, valued at $170,000)
(Cost $164,000)		164,000

TOTAL INVESTMENTS – 100.0%
(Cost $1,053,739)		1,150,489
LIABILITIES LESS CASH
AND OTHER ASSETS – (0.0)%		(217)

NET ASSETS – 100.0%		$1,150,272

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 27

Schedules of Investments

Royce Asia-Pacific Select Fund

	SHARES	VALUE
COMMON STOCKS – 99.6%

British Virgin Islands – 0.8%
† Yucheng Technologies [a]	1,100	$9,383

Total (Cost $9,849)		9,383

China – 26.1%
† Ajisen China Holdings [c]	60,800	51,826
† ATA ADR [a,c]	3,900	17,160
† China High Speed Transmission
Equipment Group [c]	3,200	7,746
† China Shineway Pharmaceutical Group	20,000	37,232
† E-House China Holdings ADR [a,c]	1,600	28,992
† Golden Eagle Retail Group	11,000	22,199
† Semiconductor Manufacturing International [a]	100,000	6,469
† Shandong Weigao Group Medical Polymer	5,600	18,599
† Simcere Pharmaceutical Group ADR [a,c]	2,900	26,796
† Sinovac Biotech [a,c]	3,800	24,054
† 3SBio ADR [a,c]	2,600	35,594
† Tianneng Power International	72,000	33,130

Total (Cost $276,654)		309,797

Hong Kong – 30.1%
† Bosideng International Holdings [c]	90,000	20,070
† China Green (Holdings)	21,700	20,540
† China Pharmaceutical Group	16,400	9,050
† China Power New Energy Development Company [a]	135,300	9,648
† China Yurun Food Group [c]	8,600	25,379
† Citic 1616 Holdings	144,500	48,748
† Comba Telecom Systems Holdings	21,000	24,413
† Huabao International Holdings	41,000	44,262
† Inspur International	157,600	22,324
† Pico Far East Holdings	132,000	27,229
† Sa Sa International Holdings	61,000	40,393
† Value Partners Group [a]	61,000	31,035
† VTech Holdings [c]	1,750	16,730
† Wasion Group Holdings [c]	16,000	16,556

Total (Cost $302,979)		356,377

Singapore – 7.3%
† Biosensors International Group [a]	74,000	41,589
† Raffles Education [c]	41,400	11,818
† Raffles Medical Group	11,300	11,634
† Singapore Airport Terminal Services	11,000	21,353

Total (Cost $75,655)		86,394

South Korea – 17.5%
† Binggrae Company [a,c]	580	25,654
† Green Cross [a,c]	410	44,449
† Hanmi Pharm [a,c]	331	36,285
† KT&G Corporation [a,c]	500	27,629
† MegaStudy Company [a,c]	200	40,979
	SHARES	VALUE

South Korea (continued)
† NCSoft Corporation [a,c]	150	$19,042
† Woongjin Coway [a]	400	13,188

Total (Cost $191,974)		207,226

Taiwan – 17.8%
† Chroma ATE	11,200	25,229
† Delta Electronics [c]	9,000	27,994
† Paragon Technologies	9,000	25,648
† Shin Zu Shing	2,000	9,933
† St. Shine Optical [c]	6,000	35,684
† Taiwan Hon Chuan Enterprise	17,000	28,033
† WPG Holdings [c]	34,000	58,688

Total (Cost $172,873)		211,209

TOTAL COMMON STOCKS
(Cost $1,029,984)		1,180,386

TOTAL INVESTMENTS – 99.6%
(Cost $1,029,984)		1,180,386
CASH AND OTHER ASSETS
LESS LIABILITIES – 0.4%		4,472

NET ASSETS – 100.0%		$1,184,858

SECURITIES SOLD SHORT
COMMON STOCKS – 30.0%
Australia – 5.0%
iShares MSCI Australia Index Fund	2,600	59,384

Total (Proceeds $61,091)		59,384

China – 12.7%
Baidu ADR	100	41,123
iShares FTSE/Xinhua China 25 Index Fund	600	25,362
Morgan Stanley China A Share Fund	1,200	37,644
Suntech Power Holdings ADR	1,200	19,956
Trina Solar ADR	200	10,794
Yingli Green Energy Holding Company
ADR	1,000	15,810

Total (Proceeds $145,032)		150,689

Singapore – 1.0%
iShares MSCI Singapore Index Fund	1,000	11,480

Total (Proceeds $10,790)		11,480

South Korea – 6.8%
iShares MSCI South Korea Index Fund	1,700	80,988

Total (Proceeds $71,979)		80,988

28 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Taiwan – 3.3%
iShares MSCI Taiwan Index Fund	3,000	$38,910

Total (Proceeds $37,004)		38,910

United States – 1.2%
First Solar	100	13,540

Total (Proceeds $14,217)		13,540

TOTAL SECURITIES SOLD SHORT
(Proceeds $340,113)		$354,991

†	New additions in 2009.
[a]	Non-income producing.
[b]	Includes securities first acquired in 2009 and less than 1% of net assets.
[c]	All or a portion of these securities have been segregated as collateral for short sales.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2009 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 29

Statements of Assets and Liabilities

	Royce	Royce	Royce
	Select	Select	Global Select
	Fund I	Fund II	Fund
ASSETS:
Investments at value*	$28,945,767	$3,308,200	$8,129,219
Repurchase agreements (at cost and value)	4,988,000	909,000	975,000
Deposits with brokers for securities sold short	–	303,975	–
Cash and foreign currency	3	485	1,783
Receivable for capital shares sold	4,495	–	–
Receivable for dividends and interest	14,109	1,891	10,882

Total Assets	33,952,374	4,523,551	9,116,884

LIABILITIES:
Securities sold short, at fair value**	–	394,279	–
Payable for investments purchased	55,897	15,999	–
Payable for dividends and interest	203	4,500	–

Total Liabilities	56,100	414,778	–

Net Assets	$33,896,274	$4,108,773	$9,116,884

ANALYSIS OF NET ASSETS:
Paid-in capital	$27,882,806	$3,762,072	$8,697,613
Undistributed net investment income (loss)	150,996	(8,035)	(33,277)
Accumulated net realized gain (loss) on investments and foreign currency	97,400	(437,547)	(644,252)
Net unrealized appreciation (depreciation) on investments and foreign currency	5,765,072	792,283	1,096,800

Net Assets	$33,896,274	$4,108,773	$9,116,884

Investment Class	$33,896,274	$4,108,773	$9,116,884

SHARES OUTSTANDING: (unlimited number of $.001 par value shares authorized for each Fund)
Investment Class	1,945,620	353,648	609,021

NET ASSET VALUES: (Net Assets ÷ Shares Outstanding)
Investment Class(1)	$17.42	$11.62	$14.97

* Investments at identified cost	$23,180,791	$2,458,351	$7,032,530
** Proceeds of short sales	–	336,712	–
Aggregate value of segregated securities	–	632,070	–

(1)	Offering and redemption price per share; shares redeemed within 365 days of purchase are subject to a 2% redemption fee, payable to the Fund.

30 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	Royce	Royce
	SMid-Cap Select	Asia-Pacific Select
	Fund	Fund
ASSETS:
Investments at value*	$986,489	$1,180,386
Repurchase agreements (at cost and value)	164,000	–
Deposits with brokers for securities sold short	–	378,364
Cash and foreign currency	142	–
Receivable for investments sold	1,350	–
Receivable for dividends and interest	628	501

Total Assets	1,152,609	1,559,251

LIABILITIES:
Securities sold short, at fair value**	–	354,991
Payable for investments purchased	2,337	–
Payable for dividends and interest	–	5,115
Payable to custodian for overdrawn balance	–	10,768
Payable for investment advisory fees	–	3,519

Total Liabilities	2,337	374,393

Net Assets	$1,150,272	$1,184,858

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,200,142	$1,005,897
Undistributed net investment income (loss)	587	5,593
Accumulated net realized gain (loss) on investments and
foreign currency	(147,207)	37,844
Net unrealized appreciation (depreciation) on investments and
foreign currency	96,750	135,524

Net Assets	$1,150,272	$1,184,858

Investment Class	$1,150,272	$1,184,858

SHARES OUTSTANDING: (unlimited number of $.001 par value shares authorized for each Fund)
Investment Class	128,547	100,626

NET ASSET VALUES: (Net Assets ÷ Shares Outstanding)
Investment Class(1)	$8.95	$11.77

* Investments at identified cost	$889,739	$1,029,984
** Proceeds of short sales	–	340,113
Aggregate value of segregated securities	–	528,221

(1)	Offering and redemption price per share; shares redeemed within 365 days of purchase are subject to a 2% redemption fee, payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 31

Statements of Changes in Net Assets

	Royce Select Fund I		Royce Select Fund II		Royce Global Select Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08
INVESTMENT OPERATIONS:
Net investment income (loss)	$286,369	$244,281	$14,319	$20,448	$110,001	$117,717
Net realized gain (loss) on investments and
foreign currency	730,989	(610,150)	189,431	(581,320)	(112,125)	(508,080)
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	6,754,500	(5,074,509)	1,171,161	(260,492)	3,175,109	(2,398,755)

Net increase (decrease) in net assets from
investment operations	7,771,858	(5,440,378)	1,374,911	(821,364)	3,172,985	(2,789,118)

DISTRIBUTIONS:
Net investment income
Investment Class	(286,266)	(208,075)	(25,616)	(19,301)	(157,637)	–
Net realized gain on investments and
foreign currency
Investment Class	–	(930,340)	–	–	–	(54,488)

Total distributions	(286,266)	(1,138,415)	(25,616)	(19,301)	(157,637)	(54,488)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	11,207,666	2,614,403	1,050,028	138,819	1,483,333	3,592,041
Distributions reinvested
Investment Class	271,809	1,084,902	24,676	18,966	147,518	52,566
Value of shares redeemed
Investment Class	(2,550,977)	(2,876,175)	(13,573)	(34,436)	(1,589,769)	(543,817)
Shareholder redemption fees
Investment Class	2,505	634	128	–	11,333	6,311

Net increase (decrease) in net assets from
capital share transactions	8,931,003	823,764	1,061,259	123,349	52,415	3,107,101

NET INCREASE (DECREASE) IN NET ASSETS	16,416,595	(5,755,029)	2,410,554	(717,316)	3,067,763	263,495
NET ASSETS:
Beginning of year	17,479,679	23,234,708	1,698,219	2,415,535	6,049,121	5,785,626

End of year	$33,896,274	$17,479,679	$4,108,773	$1,698,219	$9,116,884	$6,049,121

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF YEAR	$150,996	$150,783	$(8,035)	$2,773	$(33,277)	$(2,694)

32 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

			Royce Asia-Pacific
	Royce SMid-Cap Select Fund		Select Fund

	Year ended	Year ended	Period ended
	12/31/09	12/31/08	12/31/09#
INVESTMENT OPERATIONS:
Net investment income (loss)	$8,836	$16,025	$(32,905)
Net realized gain (loss) on investments and foreign currency	99,211	(246,055)	76,342
Net change in unrealized appreciation (depreciation) on investments and foreign currency	106,998	(24,828)	135,524

Net increase (decrease) in net assets from investment operations	215,045	(254,858)	178,961

DISTRIBUTIONS:
Net investment income
Investment Class	(9,548)	(14,831)	–
Net realized gain on investments and foreign currency
Investment Class	–	(2,748)	–

Total distributions	(9,548)	(17,579)	–

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	17,875	567,000	1,005,897
Distributions reinvested
Investment Class	9,548	17,579	–
Value of shares redeemed
Investment Class	–	(726,258)	–
Shareholder redemption fees
Investment Class	–	12,273	–

Net increase (decrease) in net assets from capital share transactions	27,423	(129,406)	1,005,897

NET INCREASE (DECREASE) IN NET ASSETS	232,920	(401,843)	1,184,858
NET ASSETS:
Beginning of period	917,352	1,319,195	–

End of period	$1,150,272	$917,352	$1,184,858

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF PERIOD	$587	$1,159	$5,593

# The Fund commenced operations on July 1, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 33

Statements of Operations	Period Ended December 31, 2009

					Royce
	Royce	Royce	Royce	Royce	Asia-Pacific
	Select	Select	Global Select	SMid-Cap Select	Select
	Fund I	Fund II	Fund	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends	$286,929	$32,257	$109,428	$8,882	$4,389
Interest	1,639	201	573	221	99

Total income	288,568	32,458	110,001	9,103	4,488

Expenses:
Investment advisory fees	–	–	–	–	27,512
Dividends on securities sold short	1,292	8,934	–	210	7,924
Interest expense	907	9,205	–	57	1,957

Total expenses	2,199	18,139	–	267	37,393

Net investment income (loss)	286,369	14,319	110,001	8,836	(32,905)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	730,879	189,393	(115,770)	99,088	77,112
Foreign currency transactions	110	38	3,645	123	(770)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	6,754,469	1,171,161	3,174,914	106,998	135,524
Other assets and liabilities denominated in foreign
currency	31	–	195	–	–

Net realized and unrealized gain (loss) on investments and
foreign currency	7,485,489	1,360,592	3,062,984	206,209	211,866

NET INCREASE (DECREASE) IN NET ASSETS FROM
INVESTMENT OPERATIONS	$7,771,858	$1,374,911	$3,172,985	$215,045	$178,961

34 | The Royce Funds 2009 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and			Distributions								Ratio of Net
	Net Asset	Net	Unrealized Gain		Distributions	from Net								Investment
	Value,	Investment	(Loss) on	Total from	from Net	Realized Gain on		Shareholder	Net Asset		Net Assets,	Ratio of Expenses		Income (Loss) to	Portfolio
	Beginning of	Income	Investments and	Investment	Investment	Investments and	Total	Redemption	Value, End of	Total	End of Period	to Average Net		Average Net	Turnover
	Period	(Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	Period	Return	(in thousands)	Assets		Assets	Rate

Royce Select Fund I
2009	$12.59	$0.15	$4.83	$4.98	$(0.15)	$–	$(0.15)	$–	$17.42	39.59%	$33,896	0.01%		1.28%	80%
2008	18.20	0.19	(4.93)	(4.74)	(0.16)	(0.71)	(0.87)	–	12.59	(25.91)	17,480	0.08		1.25	116
2007	19.02	(0.04)	2.09	2.05	(0.00)	(2.87)	(2.87)	–	18.20	10.70	23,235	2.09		(0.20)	77
2006	19.16	(0.09)	2.99	2.90	–	(3.05)	(3.05)	0.01	19.02	15.02	23,420	2.18		(0.46)	45
2005(a)	20.87	(0.05)	2.32	2.27	–	(3.99)	(3.99)	0.01	19.16	10.87	25,545	1.67		(0.22)	83

Royce Select Fund II (b)
2009	$7.02	$0.03	$4.64	$4.67	$(0.07)	$–	$(0.07)	$–	$11.62	66.58%	$4,109	0.67%		0.53%	114%
2008	10.66	0.09	(3.65)	(3.56)	(0.08)	–	(0.08)	–	7.02	(33.37)	1,698	0.24		0.98	268
2007	12.01	(0.02)	(0.64)	(0.66)	–	(0.69)	(0.69)	–	10.66	(5.53)	2,416	1.01		(0.15)	393
2006	10.71	(0.21)	2.32	2.11	–	(0.81)	(0.81)	–	12.01	19.76	1,768	2.99		(1.70)	443
2005	10.00	(0.06)	0.77	0.71	–	–	–	–	10.71	7.10 #	819	1.12	#	(0.64)#	239

Royce Global Select Fund (b)
2009	$9.76	$0.18	$5.27	$5.45	$(0.26)	$–	$(0.26)	$0.02	$14.97	56.11%	$9,117	0.00%		1.55%	85%
2008	15.01	0.23	(5.40)	(5.17)	–	(0.09)	(0.09)	0.01	9.76	(34.39)	6,049	0.50		1.75	41
2007	13.43	(0.24)	2.68	2.44	(0.35)	(0.51)	(0.86)	–	15.01	18.16	5,786	2.40		(0.56)	75
2006	11.77	0.00	2.29	2.29	(0.03)	(0.60)	(0.63)	–	13.43	19.40	1,599	2.40		(0.57)	50
2005	10.00	(0.20)	1.97	1.77	–	–	–	–	11.77	17.70 #	547	2.45	#	(1.84)#	22

Royce SMid-Cap Select Fund (c)
2009	$7.33	$0.07	$1.62	$1.69	$(0.07)	$–	$(0.07)	$–	$8.95	23.13%	$1,150	0.03%		0.88%	415%
2008	10.04	0.13	(2.80)	(2.67)	(0.12)	(0.02)	(0.14)	0.10	7.33	(25.53)	917	0.28		1.48	764
2007	10.00	0.00	0.06	0.06	(0.02)	–	(0.02)	–	10.04	0.56 #	1,319	0.48	#	0.11 #	47

Royce Asia-Pacific Select Fund (d)
2009	$10.00	$(0.34)	$2.11	$1.77	$–	$–	$–	$–	$11.77	17.70%#	$1,185	3.55	%#	(3.12)%#	104%

(a)	Net Asset Values and per share amounts have been adjusted to reflect the ten-for-one stock split on July 1, 2005.
(b)	The Fund commenced operations on June 30, 2005.
(c)	The Fund commenced operations on September 28, 2007.
(d)	The Fund commenced operations on July 1, 2009.
#	Not annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2009 Annual Report to Shareholders | 35

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce SMid-Cap Select Fund and Royce Asia-Pacific Select Fund (the “Fund” or “Funds”), are five series of the Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the evaluation of subsequent events through February 24, 2010, the issuance date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
      Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
      At December 31, 2009, officers, employees of Royce & Associates, Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce Select Fund I	11%	Royce SMid-Cap Select Fund	74%
Royce Select Fund II	35%	Royce Asia-Pacific Select Fund	100%
Royce Global Select Fund	26%

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price (in the case of long positions) or at the lowest ask price (in the case of short positions). Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.- traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
      Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
         Level 1 – quoted prices in active markets for identical securities
         Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
         Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)
      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
      The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Royce Select Fund I
Common stocks	$26,525,341	$2,420,426	$–	$28,945,767
Cash equivalents	–	4,988,000	–	4,988,000
Royce Select Fund II
Common stocks	2,632,630	675,570	–	3,308,200
Cash equivalents	–	909,000	–	909,000
Royce Global Select Fund
Common stocks	1,869,562	6,259,657	–	8,129,219
Cash equivalents	–	975,000	–	975,000
Royce SMid-Cap Select Fund
Common stocks	979,776	6,713	–	986,489
Cash equivalents	–	164,000	–	164,000
Royce Asia-Pacific Select Fund
Common stocks	141,979	1,038,407	–	1,180,386
Cash equivalents	–	–	–	–

36 | The Royce Funds 2009 Annual Report to Shareholders

Short positions:

	Level 1	Level 2	Level 3	Total
Royce Select Fund II
Common stocks	$(394,279)	$–	$–	$(394,279)
Royce Asia-Pacific Select Fund
Common stocks	(354,991)	–	–	(354,991)

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
      Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Short Sales:
     The Funds may sell securities they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

Distributions and Taxes:
      As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     The Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds generally incur only performance fees, dividends on securities sold short and interest charges as expenses. See the “Investment Adviser” section of these notes.

Line of Credit:
     The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 16, 2010. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the period ended December 31, 2009.

The Royce Funds 2009 Annual Report to Shareholders | 37

Notes to Financial Statements (continued)

Capital Share Transactions (in shares):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08

Royce Select Fund I
Investment Class	714,961	204,530	15,730	88,275	(173,316)	(181,220)	557,375	111,585

Royce Select Fund II
Investment Class	110,897	16,487	2,161	2,777	(1,190)	(4,095)	111,868	15,169

Royce Global Select Fund
Investment Class	111,879	274,956	9,995	5,510	(132,821)	(45,838)	(10,947)	234,628

Royce SMid-Cap Select Fund
Investment Class	2,341	62,534	1,077	2,458	–	(71,274)	3,418	(6,282)

Royce Asia-Pacific Select Fund
Investment Class	100,626	–	–	–	–	–	100,626	–

Investment Adviser:
     Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive performance fees that are computed daily and payable monthly. Royce is entitled to receive from each of the Funds a performance fee of 12.5% of each Fund’s pre-fee total return (calculated using “then current” net assets of the Fund), subject to high watermark accounting. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. Under the agreement, all expenses of the Funds, except brokerage commissions, dividends on short sales, taxes, interest, acquired fund fees and expenses, and extraordinary expenses, will be paid by Royce. For the period ended December 31, 2009, the Funds accrued the following performance fees:

Royce Select Fund I	$–
Royce Select Fund II	–
Royce Global Select Fund	–
Royce SMid-Cap Select Fund	–
Royce Asia-Pacific Select Fund	27,512

Purchases and Sales of Investment Securities:
     For the period ended December 31, 2009, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

			Short	Purchases to
	Purchases	Sales	Sales	Cover Short Sales
Royce Select Fund I	$22,169,660	$15,396,788	$190,485	$242,665
Royce Select Fund II	2,179,913	1,965,159	396,338	179,425
Royce Global Select Fund	5,331,412	5,431,257	–	–
Royce SMid-Cap Select Fund	2,944,336	2,934,606	32,969	61,882
Royce Asia-Pacific Select Fund	1,335,479	381,837	340,113	–

Tax Information:
     At December 31, 2009, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Select Fund I	$28,178,169	$5,755,598	$5,899,344	$143,746
Royce Select Fund II	3,043,378	779,543	912,034	132,491
Royce Global Select Fund	8,077,992	1,026,227	1,564,975	538,748
Royce SMid-Cap Select Fund	1,055,626	94,863	102,466	7,603
Royce Asia-Pacific Select Fund	690,978	134,417	180,858	46,441

     The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold, mark-to-market of Passive Foreign Investment Companies and investments in publicly traded partnerships.

38 | The Royce Funds 2009 Annual Report to Shareholders

Tax Information (continued):
     Distributions during the periods ended December 31, 2009 and 2008 were characterized as follows for tax purposes:

	Ordinary Income		Long-Term Capital Gains		Return of Capital

	2009	2008	2009	2008	2009	2008
Royce Select Fund I	$286,266	$692,002	$–	$446,413	$–	$–
Royce Select Fund II	25,616	19,301	–	–	–	–
Royce Global Select Fund	157,637	36,621	–	17,867	–	–
Royce SMid-Cap Select Fund	9,548	17,495	–	84	–	–
Royce Asia-Pacific Select Fund	–		–		–

     The tax basis components of distributable earnings at December 31, 2009 were as follows:

		Capital Loss	Capital Loss	Net Unrealized	Total	Post-October
	Undistributed	Carryforward	Carryforward	Appreciation	Distributable	Loss
	Ordinary Income	to 12/31/16	to 12/31/17	(Depreciation)(1)	Earnings	Deferrals(2)
Royce Select Fund I	$257,830	$–	$–	$5,755,695	$6,013,525	$57
Royce Select Fund II	2,492	(435,152)	–	779,367	346,707	6
Royce Global Select Fund	35,246	(229,171)	(405,579)	1,026,338	426,834	7,563
Royce SMid-Cap Select Fund	84	(113,163)	(25,015)	88,224	(49,870)	–
Royce Asia-Pacific Select Fund	44,694	–	–	134,417	179,111	150

(1)	Includes timing differences on foreign currency, recognition of losses on securities sold, mark-to-market of Passive Foreign Investment Companies and investments in publicly traded partnerships.
(2)
Under current tax law, capital losses, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the period ended December 31, 2009, the Funds recorded the following permanent reclassifications, which relate primarily to publicly traded partnerships, short sales, foreign currency transactions and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital
Royce Select Fund I	$110	$(110)	$–
Royce Select Fund II	489	(489)	–
Royce Global Select Fund	17,053	(17,053)	–
Royce SMid-Cap Select Fund	141	(141)	–
Royce Asia-Pacific Select Fund	38,498	(38,498)	–

     Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2006 – 2009) and has concluded that as of December 31, 2009, no provision for income tax is required in the Funds’ financial statements.

The Royce Funds 2009 Annual Report to Shareholders | 39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and the Shareholders of
 Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce SMid-Cap Select Fund and Royce Asia-Pacific Select Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce SMid-Cap Select Fund and Royce Asia-Pacific Select Fund (five series of The Royce Fund, hereafter referred to as the “Funds”) at December 31, 2009, the results of their operations, the changes in their net assets, and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 24, 2010

40 | The Royce Funds 2009 Annual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire six-month period ended December 31, 2009.

Actual Expenses
      The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2009 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return, and the expense ratio that would be incurred at that rate of return before expenses. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual				Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Actual	Beginning	Ending	Expenses Paid	Hypothetical
	Account Value	Account Value	During the	Expense	Account Value	Account Value	During the	Expense
	7/1/09	12/31/09	Period(1)	Ratio(1),(2)	7/1/09	12/31/09	Period(3)	Ratio(4)
Investment Class

Royce Select Fund I	$1,000.00	$1,239.41	$0.11	0.01%	$1,000.00	$1,018.91	$6.36	0.63%
Royce Select Fund II	1,000.00	1,252.05	4.50	0.40%	1,000.00	1,018.91	6.36	0.63%
Royce Global Select Fund	1,000.00	1,313.49	0.00	0.00%	1,000.00	1,018.91	6.36	0.63%
Royce SMid-Cap Select Fund	1,000.00	1,176.74	0.11	0.01%	1,000.00	1,018.91	6.36	0.63%
Royce Asia-Pacific Select Fund	1,000.00	1,177.00	38.64	3.55%	1,000.00	1,018.91	6.36	0.63%

(1)	Expenses are equal to the Fund’s actual expense ratio for the most recent fiscal half-year multiplied by the average account value for the period.
(2)	Actual expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
(3)	Expenses are equal to the Fund’s hypothetical annualized expense ratio for the most recent fiscal half-year multiplied by the average account value for the period.
(4)
Hypothetical expense ratio used to derive figures in the table is based on 12.5% of the assumed rate of return of 5% per year before expenses and excludes dividends on securities sold short and interest expense.

Federal Tax Information

     In January 2010, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2009.

2009 Supplemental Tax Information:

			%	Long-Term Capital
		% U.S. Govt	Income Qualifying	Gain Distribution or
Fund	% QDI	Income	For DRD	Maximum Allowable (000’s)
Royce Select Fund I	92.88%	N/A	74.74%	N/A
Royce Select Fund II	60.51%	N/A	53.22%	N/A
Royce Global Select Fund	66.45%	N/A	0.00%	N/A
Royce SMid-Cap Select Fund	70.85%	N/A	68.28%	N/A
Royce Asia-Pacific Select Fund	N/A	N/A	N/A	N/A

Definitions:
% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

The Royce Funds 2009 Annual Report to Shareholders | 41

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2009, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2009 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.
     The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indices consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index. The Russell 2500 is an index of domestic small to mid-cap stocks. It includes approximately 2500 of the smallest securities in the Russell 3000 index. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is an unmanaged index of the world’s stock markets, excluding the United States. The Morgan Stanley Capital International (MSCI) World Small Core Index excluding U.S. is an unmanaged index of global small-cap stocks, excluding the United States. The MSCI AC (All Country) Asia Pacific Standard Core index is designed to measure the equity market performance of the developed and emerging markets in the Asia Pacific region. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

     The Funds invest primarily in limited number of securities which may involve considerably more risk than a less concentrated portfolio because a decline in the value of one of these securities would cause a Fund’s overall value to decline to a greater degree. The Funds invest in mid-cap, small-cap and/or micro-cap companies which may involve considerably more risk than investments in securities of larger-cap companies (Please see “Primary Risks for Fund Investors” in the respective prospectus). Royce Select Fund I (up to 10%), Royce Select Fund II (up to 25%), Royce Global Select Fund (up to 100%), Royce SMid-Cap Select Fund (up to 25%) and Royce Asia-Pacific Select Fund (up to 100%) may each invest its assets in foreign securities that may involve political, economic, currency and other risks not encountered in U.S. investments (Please see “Investing in Foreign Securities” in the prospectus). Please read the prospectus carefully before investing or sending money.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
     This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.

     The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

42 | The Royce Funds 2009 Annual Report to Shareholders

Notes to Performance and Other Important Information (continued)

Shareholder Meeting Results

Royce Select Fund II
At a Special Meeting of Shareholders held on January 29, 2009, the Fund’s shareholders approved the following:

PROPOSAL	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED

To approve the elimination of the Fund’s fundamental investment restriction limiting its investment in the securities of foreign issuers.
Royce Select Fund II	167,482	0	0

The Royce Funds 2009 Annual Report to Shareholders | 43

Board Approval of Investment Advisory Agreement

The Board of Trustees of The Royce Fund (the “Trust”), including a majority of the Trustees who are not parties to Royce Asia-Pacific Select Fund’s (the “Fund”) Investment Advisory Agreement, or interested persons of any such party (“Independent Trustees”), have responsibility under the Investment Company Act of 1940 to approve the Fund’s proposed Investment Advisory Agreement for its initial term and its continuation annually thereafter at meetings of the Board called for the purpose of voting on such approvals. The Investment Advisory Agreement for the Fund was discussed at a meeting held on June 10-11, 2009 and was unanimously approved at such meeting for its initial term by the Board of Trustees, including the Independent Trustees.

     In considering whether to approve the Fund’s Investment Advisory Agreement, the Board reviewed the materials provided by Royce & Associates, LLC (“R&A“), which included, among other things, information regarding the past performance of funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by counsel to the Independent Trustees. The Board also met with advisory personnel from R&A. The Board considered factors relating to both the selection of the investment adviser and the approval of the advisory fee when reviewing the Investment Advisory Agreement. In particular, the Board considered the following:

(i)

The nature, extent and quality of services to be provided by R&A: The Independent Trustees reviewed the services that R&A would provide to the Fund, including, but not limited to, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Independent Trustees discussed with officers of R&A and Mr. Royce, the amount of time that R&A would dedicate to the Fund. Additionally, the Independent Trustees considered the services provided by R&A to the other Funds in the Trust.

The Independent Trustees determined that the services proposed for the Fund by R&A would be similar to those being provided to the other Funds in the Trust. They also took into consideration the favorable history, reputation and background of Jiyoung Kim, who will serve as a portfolio manager for the Fund, finding that these would likely have an impact on the success of the Fund. Lastly, the Independent Trustees noted R&A’s ability to attract quality and experienced personnel. The Independent Trustees concluded that the proposed services of R&A to the Fund compared favorably to services provided by R&A for other Funds in the Trust and other R&A client accounts in both nature and quality. The Independent Trustees concluded that the scope of services to be provided by R&A would be suitable for the Fund.

(ii)

Investment performance of the Fund and R&A: Because the Fund was just being formed, the Independent Trustees did not consider the investment performance of the Fund. The Independent Trustees reviewed R&A’s performance for other Funds in the Trust. The Independent Trustees recognized that past performance is not an indicator of future performance, but found that R&A had the necessary expertise to manage the Fund. The Independent Trustees determined that R&A would be an appropriate investment adviser for the Fund.

(iii)

Cost of the services to be provided and profits to be realized by R&A from its relationship with the Fund: The Independent Trustees considered the anticipated cost of the services to be provided by R&A. Under the proposed Investment Advisory Agreement, the Fund would pay R&A a performance-based fee of 12.5% of its pre-fee total return. The fee would be payable monthly and accrued daily based on the value of the Fund’s then current net assets. The fee would be subject to a high watermark test. The Independent Trustees considered the fact that R&A would be responsible for paying all of the Fund’s other operating expenses, except for brokerage commissions, taxes, interest, litigation expenses, dividend expense related to short selling, “acquired fund” expenses and other expenses not incurred in the ordinary course of the Fund’s business. It was noted that this arrangement puts R&A at risk to the extent ordinary operating expenses are not covered by performance fees.

In reviewing the proposed investment advisory fee for the Fund, the Independent Trustees considered the advisory fees of other similar funds. However, since these funds do not charge such a performance-based fee, direct comparisons were not helpful. The Independent Trustees considered the fact that the proposed fee structure was the same as the fee structure for Royce Select Fund I and II, Royce Global Select Fund and Royce SMid-Cap Select Fund, other funds in the Trust. The Independent Trustees noted that the performance fee proposed for the Fund aligns the interest of R&A directly with those of investors. They could not consider the profitability of the Fund since it was recently formed and had no operating history.

(iv)

The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Independent Trustees noted that R&A did not currently expect the Fund to grow to a size that would allow the Fund to experience significant economies of scale. However, it was noted by the Independent Trustees that the Fund charges an all-inclusive performance fee.

(v)

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the Independent Trustees compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreement to other contracts of R&A and to other investment advisers to registered investment companies investing in securities of non-U.S., smaller-cap securities.

No single factor was determinative to the decision of the Board. Rather, after weighing all of the facts discussed above, the Board, including the Independent Trustees, unanimously approved the Investment Advisory Agreement.

44 | The Royce Funds 2009 Annual Report to Shareholders

Postscript: Cultural Issues

An important element of our culture comes from being contrarians. Throughout our 35-plus years as small-cap value investors, we have typically swum against the current.

Every company has a culture. That is, every company develops certain distinct, if not distinctive, ways of doing business, handling employees, looking at the wider world, etc. Some of this is related to a company’s size. For example, our own field of asset management boasts some very well known, very large organizations that offer a vast menu of financial services to complement their expertise in mutual fund management. Although their businesses and ours share extensive common ground, their corporate cultures would tend to be vastly different from our own here at Royce.

     As a smaller company, our culture remains distinctly entrepreneurial, which we can trace back to our roots as a firm that initially consisted of Chuck Royce and a small handful of people in the early ’70s. Even today, with more than 30 investment professionals and a little more than 100 people employed overall, we are still very much on the small side as companies go, and as a result, we happily retain our entrepreneurial bent.

     Another element of our culture comes from being contrarians. Throughout our 35-plus years as small-cap value investors, we have typically swum against the current. Our disciplined approach generally has us buying when most others are selling and vice versa. We also focus very closely on risk. In most of our funds, we are at least as interested in preserving capital as we are in making it grow. In addition, we have a long-term time horizon, seeking strong absolute returns over three-year periods or longer. Finally, our work is centered on small-cap investing. We have broadened the market cap range to include mid-cap stocks in some portfolios over the last few years, but the vast majority of our net assets remain invested in companies with market capitalizations less than $2.5 billion.

     Each of these core tenets has contributed to how we think about our goals as a business, and each has exerted some influence on the development of our culture. For example, we look to hire people who we think will fit well with our culture, one that, in addition to the traits already described, is professional and collegial. True to our nature as contrarians, we often seek talented professionals when others are not–most recently during 2009, when most of our peers were contracting in size. When bringing new people into the firm, we ask ourselves, “How is this person likely to work out over the long run?” We look less to meet immediate needs but instead try to fill what we see as long-term roles, trying to find people capable of the kind of thinking that can improve and evolve our investment practice.

     When we began in earnest to increase the size of our investment staff in 1998, our first moves were to bring in portfolio managers Buzz Zaino and Charlie Dreifus, two highly friendly competitors of Chuck’s with a similar level of experience and capability in the small-cap world. They in turn were drawn to our singular focus on small-cap stocks and value investing. Each came to us from larger firms in which small-cap investing was part of a much larger investment picture.

     Yet shortly before this, our current Co-Chief Investment Officer, Whitney George, was beginning to assume greater portfolio management responsibilities. We liked both the long years of experience that Buzz and Charlie brought as much as the promise and fresh outlook that Whitney’s relative youth provided. In both cases, we were thinking mostly of the long-term well-being of the firm and the ongoing improvement of our small-cap value approach.

     We obviously think very highly of professionals with the quality of experience that Buzz and Charlie brought. However, we were equally confident in the talent (and potential) of relatively younger professionals, such as Jenifer Taylor, Jay Kaplan, Chip Skinner and David Nadel, who have also joined our firm. They embrace our contrarian habits and our singular devotion to small-cap value investing. All of our talented staff will continue to play significant roles in keeping our entrepreneurial culture the unique force that we believe it to be.

This page is not part of the 2009 Annual Report to Shareholders

Wealth Of Experience
With approximately $29 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 35 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George,15 Portfolio Managers, nine assistant portfolio managers and analysts, and eight traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $99 million invested in The Royce Funds.

This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

745 Fifth Avenue | New York, NY 10151 | P (800) 221-4268 | www.roycefunds.com

General Information	RIA Services	Broker/Dealer Services	Shareholder Services	Royce InfoLine
Additional Report Copies	Fund Materials and	Fund Materials and	Transactions and	24-Hour Automated
and Prospectus Inquiries	Performance Updates	Performance Updates	Account Inquiries	Telephone Service
(800) 221-4268	(800) 33-ROYCE (337-6923)	(800) 59-ROYCE (597-6923)	(800) 841-1180	(800) 78-ROYCE (787-6923)

Item 2.    Code(s) of Ethics.     As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.    Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman was designated by the Board of Trustees as the Registrant’s Audit Committee Financial Expert, effective April 15, 2004. Mr. Mehlman is “independent” as defined under Item 3 of Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2009 - $483,442
Year ended December 31, 2008 - $436,683

(b)	Audit-Related Fees:
Year ended December 31, 2009 - $0
Year ended December 31, 2008 - $0

(c)	Tax Fees:
Year ended December 31, 2009 - $198,724 - Preparation of tax returns and excise tax review
Year ended December 31, 2008 - $177,109 - Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2009 - $0
Year ended December 31, 2008 - $0

(e)(1)       Annual Pre-Approval:   On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

                 If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

                 Interim Pre-Approval:   If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2009 - $198,724
Year ended December 31, 2008 - $177,109

(h)	No such services were rendered during 2009 or 2008.

Item 5.    Audit Committee of Listed Registrants.   Not Applicable

Item 6.    Investments.
(a) See Item 1.

(b) Not Applicable

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.   Not Applicable.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.   Not Applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders.   Not Applicable.

Item 11.  Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12.  Exhibits.   Attached hereto.
(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/s/Charles M. Royce
Charles M. Royce
President

Date: March 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND		THE ROYCE FUND

BY:	/s/Charles M. Royce	BY:	/s/John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: March 4, 2010		Date: March 4, 2010